UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

John T. Donnelly

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Semi-Annual Report June 30, 2010

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM WMC Large Cap Growth Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Columbia Small Cap Value Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM Invesco Small Cap Growth Fund

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM Ibbotson Moderate Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Important Information about this Report:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks, charges and expenses of a Fund before investing. This and other information is contained in a Fund’s prospectus. Please read the prospectus carefully before you invest.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of June 30, 2010, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results. Performance may have changed materially since June 30, 2010.

An investment in a Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation. It is possible to lose money on an investment in any of the Funds.

Below is a complete list of the Funds and their abbreviated names which are used throughout this report.

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”)

SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”)

SC WMC Large Cap Growth Fund (“WMC Large Cap Growth Fund”)

SC WMC Blue Chip Mid Cap Fund (“WMC Blue Chip Mid Cap Fund”)

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”),

formerly known as SC Dreman Small Cap Value Fund

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC Invesco Small Cap Growth Fund (“Invesco Small Cap Growth Fund”),

formerly known as SC AIM Small Cap Growth Fund

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Ibbotson Moderate Fund (“Ibbotson Moderate Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

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INVESTMENT GRADE BOND FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

Sun Capital Investment Grade Bond Fund (the “Fund”) underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the fixed income markets as a whole during the period ended June 30, 2010?

The demand for the safest of assets escalated during the second quarter of 2010 as investors became increasingly focused on significant uncertainties including the fiscal difficulties of southern European countries and the banks that retain debt issued by these countries. In addition, U.S. financial markets have been contemplating the outcome and eventual effects of the financial reform. Also, recent global economic data has called into question the strength of the economic recovery with some growth expectations being modestly reduced for the second-half of 2010. While recent global economic data has disappointed, readings continue to indicate an economy that is expanding, albeit at a less robust rate than first envisioned in early 2010 and below expectations of a “typical” rebound following a significant economic slowdown such as the experience of 2008/2009.

The Federal Open Market Committee (FOMC) held four regularly scheduled meetings during the six month period and kept the federal funds rate in a target range of 0-0.25%. Given the low level of yields available and the large amount of cash residing in money market funds and bank deposits earning less than 10 basis points, investors continue to search for yield enhancing opportunities in an environment of an inadequate supply of investable assets.

What key strategies were most responsible for the Fund’s performance during the period ended June 30, 2010?

Positively affecting the Fund’s performance for the reporting period, the Fund’s overweight allocation to Mortgage Backed Securities (MBS) outperformed the MBS sector within the Index. Despite historically tight valuations, MBS with AAA credit ratings and very good liquidity have become the sector of choice given current market conditions. The Fund’s underweight exposure to the U.S. Treasury sector vs. the Fund’s benchmark and the Fund’s short duration position detracted from the Fund’s performance during the period. The Fund’s U.S. Treasury position underperformed the U.S. Treasuries within the Index. The Fund’s overweight allocation to the credit sector vs. the benchmark also negatively affected the Fund’s performance for the period.

What changes did you make to the Fund’s sector allocations during the period ended June 30, 2010 and how did these affect performance during the reporting period?

Allocation to the Credit and MBS sectors increased during the period. The increase in the MBS sector allocation positively impacted Fund performance as the MBS portion of the Fund outperformed the MBS sector within the Index. Although the increase in the Fund’s Credit sector allocation contributed to the Fund’s performance, this sector underperformed the Credit sector within the Index. Other sector allocations remained relatively stable over the period.

Did the Fund experience major changes to its top ten issuers during the period ended June 30, 2010?

During the six month period ended June 30, 2010, six out of the top ten issuers were altered. The newly added securities were all in the Corporate Credit sector and were purchased to positively affect the performance of the Fund as a part of an overall portfolio optimization strategy. The six issuers from December 31, 2009, that are no longer in the Fund’s top ten issuers, remain as holdings in the Fund as of June 30, 2010.

INVESTMENT GRADE BOND FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of the period ended June 30, 2010?

At June 30, 2010, the Fund was overweight compared to the Index in the Credit and MBS sectors and underweight in U.S. Treasuries, U.S. Government Agencies, Asset-Backed Securities and Commercial Mortgage-Backed Securities. Premiums over U.S. Treasuries continue to offer attractive alternatives to money market funds or risk-free assets and justify an overweight position in Credit and MBS sectors relative to the Index. Company fundamentals also remain solid with record high levels of cash and declining levels of debt providing further support, in addition to the supply/demand imbalance, for the Fund’s overweight position to this asset class.

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

INVESTMENT GRADE BOND FUND (Continued)

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
Federal National Mortgage Association	20.9%	U.S. Government Agency
Federal Home Loan Mortgage Corp.	14.0	U.S. Government Agency
U.S. Treasury	6.1	U.S. Treasury
Canadian Wheat Board	2.6	Short Term – Foreign Government
Nestle SA	2.3	Short Term – Commercial Paper
International Business Machines Corp.	2.3	Short Term – Commercial Paper
Pepsico, Inc.	2.2	Short Term – Commercial Paper
Procter & Gamble International Funding SCA	2.1	Short Term – Commercial Paper
Hewlett-Packard Co.	2.1	Short Term – Commercial Paper
Barclays Bank PLC	2.0	Corporate Debt – Financials

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

INVESTMENT GRADE BOND FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Investment Grade Bond Fund	4.22%	12.81%	4.37%	3.79%	5.57%	5.06%
Barclays Capital U.S. Aggregate Bond Index*	5.33%	9.50%	7.55%	5.54%	6.47%	5.85%
Service Class Shares
Investment Grade Bond Fund	4.18%	12.58%	4.11%	3.54%	—	3.87%
Barclays Capital U.S. Aggregate Bond Index*	5.33%	9.50%	7.55%	5.54%	—	5.26%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in the Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

MONEY MARKET FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

Sun Capital Money Market Fund (the “Fund”) Initial Class outperformed its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the money markets as a whole during the period ended June 30, 2010?

Economic data was mixed during the first half of 2010, but with signs signaling that a gradual recovery is underway. Although unemployment remains high at 9.5%, the labor market began to stabilize as five of the past six months showed positive employment gains. Business spending on equipment and software rose significantly and household spending expanded at a moderate pace during the period. Consumer confidence has been mixed, and while housing data in March and April was positive, spurred by the homebuyer tax credit, data has been lackluster since the program’s expiration on April 30th. The Federal Open Market Committee (FOMC) maintained its very low interest rate policy and elected to keep rates unchanged at each of its four regularly scheduled meetings during the first half of the year, at the 0.00% to 0.25% range. Three-month Treasury Bills traded in a tight range, beginning the year at 0.05% and rising modestly to close the six month period at 0.18%.

At the beginning of the period, as part of the government’s effort to remove some of the excess liquidity from the financial system, the Fed did raise the discount rate nominally by 25 basis points (bps) to 0.75%. With this action, the Federal Funds Effective rate ticked up slightly into the high teens, and then continued higher, holding steady near the upper end of its range of 0.25% for the remainder of the six-month period. Sovereign concerns in Europe have pushed certain short term rates higher as the 3-month Libor rate has moved up 30 bps to 0.54% since April. While interbank lending rates have risen, they are not approaching the levels seen in 2008 and 2009. Other short term rates, such as U.S. Treasury Bills and commercial paper remained stubbornly low. Commercial paper issuance has declined as many companies continued to reduce their reliance on short term funding in favor of longer term issuance. As economic conditions slowly continue to improve and investors develop a stronger tolerance for risk, there has been a shift away from money market funds in favor of global stocks and bonds. AMG Data Services reported that almost $450 billion was withdrawn from money market funds during the first half of 2010. This outflow has thus far had little impact on yields.

What key factors were most responsible for the Fund’s performance during the period ended June 30, 2010?

The Federal Reserve’s zero interest rate policy and the market’s persistent demand for quality remain the most influential factors on the performance of the Fund. Market conditions have continued to force the Fund’s gross portfolio yield below the Fund’s net operating expenses causing the adviser to further subsidize the Fund.

How did you manage the Fund’s weighted average maturity during the period ended June 30, 2010?

On June 30, 2010, the Fund had an average days to maturity of 34, 2 days shorter than the average taxable money market fund maturity of 36 days as reported in the Money Fund Report, published by iMoneyNet Inc. The Fund’s average days to maturity ranged from 31-49 during the first half of the year. The Fund was able to take advantage of rising yields by staying slightly short of average.

MONEY MARKET FUND (Continued)

How was the Fund invested during the period ended June 30, 2010?

The Fund was invested in a diversified portfolio of top tier, short term investments. Holdings in U.S. Treasury Bills increased from 0.0% to 8.3% in the first half of the year as a result of new liquidity requirements imposed by the SEC. U.S. Government Agency Discount notes were sold in favor of commercial paper, as a part of an overall sector shift designed to increase yield.

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
U.S. Treasury	8.3%	U.S. Treasury
Goldman Sachs Group, Inc.	5.8	TLGP
Federal National Mortgage Association	3.6	U.S. Government Agency
Province of Quebec	3.6	Foreign Government
GE Capital Corp.	3.4	TLGP
Hewlett-Packard Co.	3.4	Commercial Paper
Canadian Wheat Board	3.4	Foreign Government
Pepsico, Inc.	3.4	Commercial Paper
Nestle SA	3.4	Commercial Paper
Coca-Cola Co.	3.4	Commercial Paper

MONEY MARKET FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Initial Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Service Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

MONEY MARKET FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Money Market Fund	0.12%	0.24%	1.66%	2.73%	2.38%	2.72%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.05%	0.16%	1.57%	2.77%	2.69%	3.03%
Service Class Shares
Money Market Fund	0.00%	0.00%	1.41%	2.48%	—	2.47%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.05%	0.16%	1.57%	2.77%	—	2.77%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is a single security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond three months from that date. That issue is then held for one month, sold and rolled into the newly selected U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. Although the Fund seeks to maintain a stable net asset value of $1 per share there can be no assurance that it will do so. The value of an investment in the Money Market Fund and the return on the investment may fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2010. Service Class Shares for the period from April 25, 2005 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

GLOBAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

Sun Capital Global Real Estate Fund (the “Fund”) underperformed its benchmark, the FTSE/EPRA NAREIT Developed Real Estate Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the global real estate equity markets as a whole during the period ended June 30, 2010?

The sovereign debt crises in Greece and in other parts of Europe showed some signs of stabilizing during the end of the period. However, like investors in many parts of the world, European investors remain concerned about the pace of the economic recovery. While stimulus programs and low central bank interest rates are still in place in most countries to ensure economic recoveries progress, significant debt balances, and the obvious need for austerity measures in many countries are a concern. In light of these concerns, real estate stocks and bonds have performed relatively well worldwide, compared to equities, due to their steady income streams.

How did the Fund’s country allocations affect relative performance during the period ended June 30, 2010?

The Fund’s goal is to maintain country weights close to the benchmark country weights. During the period, the Fund held overweight positions in Europe and the United Kingdom (U.K.) compared to the benchmark weight. This was important as the European and the U.K. sector of the benchmark underperformed significantly with and without the negative impact of the depreciating Euro. The Fund was modestly underweight in the underperforming Asia & Pacific Basin region, but the better results in underweight Hong Kong, and overweight Australia were negated by the underperformance and overweight in Japan. Lastly, the underweight position in Canada continued to impair performance as Canada outperformed the Index again helped by its strong economy and stable real estate sector.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Digital Realty Trust, Inc. (Office), Dupont Fabros Technology, Inc. (Industrial), Public Storage (Specialized), BR Malls Participacoes SA (Real Estate Operating Companies), and Simon Property Group, Inc. (Retail) contributed most to the Fund performance during the period.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Atrium European Real Estate Ltd. (Real Estate Operating Companies), Unibail-Rodamco (Retail), Segro PLC (Industrial), Corio NV (Retail), and Hammerson PLC (Retail) detracted most from the Fund performance during the period.

Did the Fund experience major changes to its top ten issuers during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings relative to the December 31, 2009 top ten holdings list. The Fund’s top ten holdings now consist of more stocks which we think are undervalued such as Stockland, Nippon Building Fund, Inc., and BioMed Realty Trust, Inc. In contrast, six months ago, the top ten holdings consisted of an unusually high mix of stocks which grew to be large holdings due to outperformance. For example, Capitaland Ltd. performed well in 2009 and have since been trimmed back to be smaller holdings.

GLOBAL REAL ESTATE FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund remains positioned defensively at the individual stock level, but is benchmark neutral at a macro level with U.S. and International weights closely tracking the benchmark weights. At June 30, 2010, the Fund was most overweight in Australia, the U.K., France, Brazil, Austria, and Japan. The Fund had the most underweight positions in Canada, Singapore, Hong Kong, China, and Sweden. Overall, the Fund had an overweight position in the U.S. compared to the benchmark weight, and had an international underweight (ex-U.S.) compared to the benchmark. In comparison to the benchmark, the Fund’s holdings have a lower enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple, lower financial leverage, and higher expected EBITDA growth in 2011.

COUNTRY ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 4 countries with allocations of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Westfield Group	5.5%	Retail
Sun Hung Kai Properties, Ltd.	4.6	Diversified Real Estate Activities
Simon Property Group, Inc.	4.1	Retail
The Link REIT	4.1	Retail
Unibail-Rodamco	3.7	Retail
Segro PLC	2.8	Industrial
Stockland	2.5	Diversified
Nippon Building Fund, Inc.	2.5	Office
BioMed Realty Trust, Inc.	2.4	Office
Mitsubishi Estate Co. Ltd.	2.3	Diversified Real Estate Activities

GLOBAL REAL ESTATE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Initial Class and the FTSE/EPRA NAREIT Developed Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Service Class and the FTSE/EPRA NAREIT Developed Real Estate Index

GLOBAL REAL ESTATE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Global Real Estate Fund	(7.30)%	23.90%	(15.22)%	(3.12)%	7.74%	7.65%
FTSE EPRA/NAREIT Developed Real Estate Index*	(4.23)%	25.05%	(13.65)%	0.35%	8.63%	8.26%
Service Class Shares
Global Real Estate Fund	(7.43)%	23.60%	(15.43)%	(3.36)%	—	1.67%
FTSE EPRA/NAREIT Developed Real Estate Index*	(4.23)%	25.05%	(13.65)%	0.35%	—	5.33%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The FTSE EPRA/NAREIT Developed Real Estate Index is a total-return index comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

DAVIS VENTURE VALUE FUND

(subadvised by Davis Selected Advisers, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Davis Venture Value Fund (the “Fund”) underperformed its benchmark, the S&P 500 Index (the “Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

During the six month period ended June 30, 2010, a number of negative economic indicators were reported. The U.S. unemployment rate remained high at 9.5% as reported by the U.S. Bureau of Labor Statistics. The high unemployment figure could be a contributing factor to the decline in consumer spending. The U.S. Department of Commerce reported that retail sales were down in June, which was the second straight monthly decline.

All sectors within the Index declined over the six month period. Materials, Energy, and Information Technology were the sectors that declined the most. Industrials, Consumer Discretionary, and Consumer Staples were the sectors within the Index that declined the least.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

The Fund benefited when compared to the Index as a result of its overweight position in Financials. The value of the Fund’s investments in the Financial sector declined less than the value of similar investments within the Index and the Financial sector within the Index was among the best performing sectors (although still down 3.68%).

The Fund benefited from being underweight in Information Technology as this sector was one of the weaker performing sectors within the Index.

The Fund was underweight in Industrials, as compared to the Index. Industrials were the best performing sector for the Index (although still down 1%) and the Fund suffered as a result of being underweight.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

The Fund benefited the most from its large weighting in two financial companies, Berkshire Hathaway, Inc., Class A and The Progressive Corp. The remaining large contributors to the Fund’s returns were Express Scripts Inc. (a Health Care company), The Hershey Co. (a Consumer Staples company), and Kuehne & Nagel International AG (an Industrial company).

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Devon Energy Corp. and Transocean Ltd. were two energy companies that were among the leading detractors from the Fund’s performance. Devon Energy Corp. was a top ten holding in the Fund.

Two information technology companies, Microsoft Corp. and Google Inc, Class A, along with Pfizer Inc., a health care company, were also significant detractors from the Fund’s overall performance.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list. JPMorgan Chase Co. dropped out of the top ten holdings during this period and CVS Caremark Corp. moved into the top ten. CVS Caremark Corp. was previously one of the top fifteen largest positions in the Fund.

DAVIS VENTURE VALUE FUND (Continued)

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund’s portfolio is positioned using a bottom-up stock selection process rather than a top down sector biased process. As a result, all weighting differentials relative to the Index reflect stock selection rather than sector bets. The portfolio manager’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term.

As of June 30, 2010, the Fund remains overweight, as compared to the Index, in the Financial and Energy sectors and underweight in Industrials, Information Technology, and Utilities.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using Global Industry Classification Standards (“GICS”). The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Costco Wholesale Corp.	4.7%	Food & Staples Retailing
Occidental Petroleum Corp.	4.7	Oil, Gas & Consumable Fuels
Wells Fargo & Co.	4.6	Commercial Banks
American Express Co.	4.5	Consumer Finance
EOG Resources, Inc.	4.2	Oil, Gas & Consumable Fuels
Berkshire Hathaway, Inc., Class A	3.9	Insurance
CVS Caremark Corp.	3.2	Food & Staples Retailing
Devon Energy Corp.	3.1	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	3.0	Pharmaceuticals
Loews Corp.	2.7	Insurance

DAVIS VENTURE VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	(7.16)%	15.02%	(10.00)%	(0.67)%	0.61%
S&P 500 Index*	(6.65)%	14.43%	(9.81)%	(0.79)%	(1.97)%
Service Class Shares
Davis Venture Value Fund	(7.28)%	14.67%	(10.26)%	—	(3.93)%
S&P 500 Index*	(6.65)%	14.43%	(9.81)%	—	(3.55)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

OPPENHEIMER MAIN STREET SMALL CAP FUND

(subadvised by OppenheimerFunds, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Oppenheimer Main Street Small Cap Fund (the “Fund”) outperformed its benchmark, the Russell 2000 Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by lower quality, speculative stocks that had been severely beaten down during the recession and financial crisis.

The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece and other peripheral members of the European Union found themselves unable to finance their heavy debt loads. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to similar fiscal pressures. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures to forestall an acceleration of inflation, but investors grew concerned that these measures might choke off regional economic growth, which has been a key driver of the global recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began. Higher quality companies with consistent earnings growth, which had lagged during the rally, generally held up better than market averages during May and June.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

Our investment process seeks to deliver outperformance through stock selection and does not seek to take material sector bets. Sector weightings had virtually no impact on relative performance, as sector weights remained close to the benchmark weights. The Fund’s stock selection strategy proved effective in the Health Care, Energy and Consumer Discretionary sectors, supporting the Fund’s relative performance in a volatile market environment. Market volatility in late May and June dampened Fund returns for the reporting period, but we continued our focus on adding value through a combination of quantitative and fundamental research into high-quality, small-cap companies.

While the Fund lost value in the May/June market correction, our stock selection strategy supported relative performance during the turbulent reporting period. Generally sector-neutral allocations enabled us to focus on adding value through a combination of quantitative and fundamental research into individual small-cap companies.

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Our security selection strategy identified a number of above-average performers in the Health Care sector. Our analyses led us to companies such as SXC Health Solutions Corp., a pharmacy benefits management company that won several new contracts during the reporting period. The resolution of the debate surrounding federal health care reform legislation also benefited the stock. Among smaller drug developers, Salix Pharmaceuticals, Inc. benefited from new uses for an existing drug. Among energy stocks, the Fund’s preference for exploration-and-production companies over oil services providers helped it participate more fully in a stronger segment of the market sector, especially in the aftermath of the Gulf oil spill. MarkWest Energy Partners L.P., a natural gas processor, performed particularly well during the reporting period. In the Consumer Discretionary sector, apparel retailer Children’s Place Retail Stores, Inc., produced better financial results when a new management team improved operations. In other market sectors, business solutions provider TIBCO Software, Inc. achieved strong sales despite the softening macroeconomic environment.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

The Fund’s results from the Information Technology sector were hurt by security software developer Blue Coat Systems, Inc., which missed revenue targets due to a depreciating Euro and sluggishness in its European market. The Fund’s investments in the Financials sector proved to be too defensive, as we avoided real estate investment trusts and commercial banks that we regarded as overly exposed to troubled U.S. real estate markets. While the Health Care sector was the greatest contributor to the Fund’s relative performance overall, it contained two significant laggards. Genetic testing laboratory Genoptix, Inc. missed its earnings targets due to operational issues, and biotechnology firm InterMune, Inc. was surprised by a regulatory decision to require new clinical trials for a new respiratory medicine. The Fund exited positions in both Genoptix, Inc. and InterMune, Inc. by period end.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings relative to the December 31, 2009 top ten holdings list. There were four new names in the Fund’s top ten holdings at June 30, 2010 as compared with the end of 2009. All of the four names that fell out of the December 31, 2009 list were still held by the Fund at period-end.

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund’s portfolio is positioned using a bottom-up stock selection process rather than a top down sector bias process. At period end, the Fund was slightly overweight, as compared to the Index, in the Technology, Health Care, Financials and Consumer Discretionary, and underweight in Utilities, Telecommunication Services, Consumer Staples, Materials, Energy and Industrials sectors.

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Tractor Supply Co.	1.2%	Specialty Retail
Holly Corp.	1.1	Oil, Gas & Consumable Fuels
BE Aerospace, Inc.	1.1	Aerospace & Defense
TIBCO Software, Inc.	1.0	Software
Old Dominion Freight Line	1.0	Road & Rail
Blue Coat Systems, Inc.	1.0	Communications Equipment
Health Management Associates, Inc., Class A	0.9	Health Care Providers & Services
Phillips-Van Heusen Corp.	0.9	Textiles, Apparel & Luxury Goods
Bally Technologies, Inc.	0.9	Hotels, Restaurants & Leisure
Mid-America Apartment Communities, Inc.	0.8	Real Estate Investment Trusts

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	(1.42)%	19.54%	(9.10)%	0.53%	5.64%
Russell 2000 Index*	(1.95)%	21.48%	(8.60)%	0.37%	2.52%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	(1.53)%	19.44%	(9.30)%	—	(4.71)%
Russell 2000 Index*	(1.95)%	21.48%	(8.60)%	0.37%	(3.98)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Index is comprised of the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

OPPENHEIMER LARGE CAP CORE FUND

(subadvised by OppenheimerFunds, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Oppenheimer Large Cap Core Fund (the “Fund”) outperformed its benchmark, the S&P 500 Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

It has been more than a year since the longest and most costly bear market in U.S. history came to a close. This difficult period was, in many ways, comparable to the Great Depression of the 1930’s. But since its end in March of 2009 (and despite the second-quarter malaise), we have seen a breathtaking market rally. At the start, high-risk, low-quality assets – those that are typically ranked poorly by our disciplined investment process – excelled. While not unexpected, given the nature of such rallies, it proved a difficult time for everyone. More recently, however, we have seen stabilization in the equity markets, creating the type of environment in which our quantitative process should thrive.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

Although stock selection is the primary source of risk and return for the Fund’s strategy, we may take sector bets within 5% of the benchmark weight. Year-to-date, this sector-tilting mechanism, which was introduced to our investment process in July 2009, has been moderately successful, accounting for roughly 15% of the Fund’s added value versus the Index. An overweight position in the Industrial sector supported performance, while an overweight to the Materials sector detracted. At the end of 2009, the Fund had built an overweight position in Financials; however, this position was converted to an underweight position by mid 2010, a decision that contributed to the Fund’s relative return.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

AmerisourceBergen Corp. was a large contributor to the Fund’s performance bolstered in part by strong sales of generic drugs and cost-saving measures that left fiscal second-quarter profits higher than expected. The stock is overweight in the Fund. Pharmaceutical distributor McKesson Corp. also contributed to the sector’s relative advantage, as did an overweight position in Cardinal Health, Inc.

Holdings in the Information Technology sector also performed well relative to the Index. An overweighted position in SanDisk Corp. ranked as the top performing stock on a relative basis. The firm, which makes the flash memory used in the recently released Apple iPad outpaced first-quarter earnings expectations, and the value of the stock experienced substantial gains, while held in the Fund.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Holdings in the Industrials sector were the leading detractors to the Fund’s relative performance. Notably, overweight positions in R.R. Donnelly & Sons Co. and L3 Communications Holdings, Inc., and having no position in Boeing hurt the portfolio. Additionally, overweight positions in Consumer Staples holdings Archer Daniels Midland Co. and Walgreen Co. negatively impacted the Fund’s performance. In the Financials sector, overweight positions in The Goldman Sachs Group, Inc. and Morgan Stanley, and an underweight position in Citibank, Inc. detracted from the Fund’s performance.

OPPENHEIMER LARGE CAP CORE FUND (Continued)

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

As compared with the 2009 fiscal year end, as of June 30, 2010, five of the top ten holdings changed. Of the five positions that dropped out of the Fund’s top ten holdings, only JP Morgan Chase & Co. is no longer held by the Fund. As previously discussed, the Fund decreased its position in the Financials sector. Accordingly, three of the five positions that dropped out of the top ten were Financials holdings, American Express Co., JP Morgan Chase & Co. and The Goldman Sachs Group, Inc. The total weight in top ten holdings also did not materially change, holding steady at approximately 25%.

How was the Fund positioned relative to its benchmark index at the end of the period?

As previously mentioned, our investment process does not seek significant sector bets, although we will employ sector tilts. At period end, the Fund held its greatest overweight, compared to the Index, in Industrials, followed by overweights in Consumer Staples, Energy, Telecommunication Services and Materials sectors. The Fund was underweight, as compared to the Index, in the Financials, Health Care, Technology, Consumer Discretionary and Utilities sectors.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

OPPENHEIMER LARGE CAP CORE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Wal-Mart Stores, Inc.	3.1%	Food & Staples Retailing
The Procter & Gamble Co.	3.1	Household Products
Exxon Mobil Corp.	3.0	Oil, Gas & Consumable Fuels
Hewlett-Packard Co.	2.9	Computers & Peripherals
Microsoft Corp.	2.9	Software
AT&T, Inc.	2.5	Diversified Telecommunication Services
Verizon Communications, Inc.	2.1	Diversified Telecommunication Services
International Business Machines Corp.	2.1	IT Services
Chevron Corp.	2.1	Oil, Gas & Consumable Fuels
Google, Inc., Class A	1.8	Internet Software & Services

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Service Class and the S&P 500 Index

OPPENHEIMER LARGE CAP CORE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Large Cap Core Fund	(4.73)%	15.71%	(12.69)%	(2.80)%	1.55%
S&P 500 Index*	(6.65)%	14.43%	(9.81)%	(0.79)%	1.45%
Service Class Shares
Oppenheimer Large Cap Core Fund	(4.97)%	15.35%	(12.90)%	(3.05)%	(1.46)%
S&P 500 Index*	(6.65)%	14.43%	(9.81)%	(0.79)%	0.58%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Large Cap Core Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to June 30, 2010. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2010.

± Returns for period of less than one year are not annualized.

WMC LARGE CAP GROWTH FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC WMC Large Cap Growth Fund (the “Fund”) outperformed its benchmark, the Russell 1000 Growth Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

Global equities had a tumultuous start to 2010. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of the period, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Investors worried about how burgeoning fiscal deficits across much of Europe, tightening credit conditions in China, and a disinflationary environment would affect the economic recovery and corporate earnings growth.

Large cap stocks trailed mid and small cap stocks during the period, as measured by the S&P 500, S&P MidCap 400, and Russell 2000 Indices, respectively. Growth stocks underperformed value stocks during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. All ten sectors within the Index declined during the period. Energy, Utilities, and Materials sectors declined the most, while the Telecommunication Services, Consumer Discretionary, and Industrials sectors performed the best.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

Sector positioning, driven by bottom-up security selection, detracted slightly from benchmark-relative returns during the period, primarily due to the Fund’s overweight position in the Information Technology sector and an underweight position in the Consumer Staples sector. The Fund’s overweight position in comparison to the relatively strong performing Industrials sector enhanced the Fund’s returns.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Top contributors to the Fund’s relative performance included SanDisk Corp., Las Vegas Sands Corp., and Smith International, Inc. Shares of SanDisk Corp., the world’s largest supplier of flash (NAND) storage cards, benefited as NAND supply/demand fundamentals were supported by strong demand for smartphones and new products such as Apple, Inc.’s iPad. Shares of the leading operator of casino properties in the U.S. and Asia, Las Vegas Sands Corp., rose as the company reported increased revenue from its Macau and Las Vegas operations. Shares of Houston, Texas-based oil service fluids and bit company Smith International, Inc. rose as the company agreed to be acquired by Schlumberger Ltd. Consumer electronics company Apple, Inc. was also among the top absolute contributors to the Fund’s performance.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Top detractors from the Fund’s relative performance included The Goldman Sachs Group, Inc., Intersil Corp, and Google Inc. Shares of investment bank, The Goldman Sachs Group, Inc. came under pressure amid increasing financial reform rhetoric and the news of a criminal investigation by U.S. Federal prosecutors. Shares of high-performance semiconductors manufacturer Intersil Corp. dropped as the company announced its acquisition of Techwell, Inc. Shares of Google Inc., the leading online search advertising company, fell as investors worried that issues over censorship in China and competition in the mobile on-line search market may create headwinds

WMC LARGE CAP GROWTH FUND (Continued)

for the stock. Global technology giant, Microsoft Corp., and telecommunications equipment supplier, Cisco Systems, Inc., were also among the top absolute detractors from the Fund’s performance.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list. QLogic Corp. was the only company to drop out of the top ten Fund holdings and was still held by the Fund.

How was the Fund positioned relative to its benchmark index at the end of the period?

As of June 30, 2010, the Fund’s largest overweight positions, as compared to the Index, were to the Information Technology and Industrials sectors, while the largest underweight positions, as compared to the Index, were to the Energy, Consumer Staples and Materials sectors.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

WMC LARGE CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Cisco Systems, Inc.	4.9%	Communications Equipment
International Business Machines Corp.	4.7	IT Services
Microsoft Corp.	3.7	Software
Apple, Inc.	3.6	Computers & Peripherals
EMC Corp.	2.9	Computers & Peripherals
Oracle Corp.	2.8	Software
Google, Inc., Class A	2.4	Internet Software & Services
Caterpillar, Inc.	2.4	Machinery
NetApp, Inc.	2.3	Computers & Peripherals
Altera Corp.	2.3	Semiconductors & Semiconductor Equipment

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

WMC LARGE CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Life of Fund***
WMC Large Cap Growth Fund	(6.13)%	15.77%	(9.42)%	(7.76)%
Russell 1000 Growth Index*	(7.64)%	13.62%	(6.91)%	(4.57)%
Service Class Shares
WMC Large Cap Growth Fund	(6.30)%	15.57%	(9.63)%	(6.30)%
Russell 1000 Growth Index*	(7.64)%	13.62%	(6.91)%	(1.88)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1,000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3,000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to June 30, 2010. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

WMC BLUE CHIP MID CAP FUND

(subadvised by Wellington Management Co., LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC WMC Blue Chip Mid Cap Fund (the “Fund”) outperformed its benchmark, the S&P Midcap 400 Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

Global equities had a tumultuous start to 2010. Through late April U.S. equities rose as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. From late April until the end of the period, risk aversion rose and equities fell on concerns that the global economy could slip back into recession. Investors worried about how burgeoning fiscal deficits across much of Europe, tightening credit conditions in China, and a disinflationary environment would affect the economic recovery and corporate earnings growth.

Large cap stocks trailed mid and small cap stocks during the period, as measured by the S&P 500, S&P MidCap 400 and Russell 2000 Indices, respectively. Seven out of ten sectors within the S&P MidCap 400 Index declined during the period. Energy, Information Technology, and Industrials declined the most, while the Health Care, Financials, and Materials sectors performed the best.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

Sector positioning, driven by bottom-up security selection, contributed positively to benchmark-relative returns during the period, primarily due to the Fund’s overweight positions in the Health Care and Consumer Discretionary sectors. The Fund’s underweight position in comparison to the relatively strong performing Financials sector detracted from returns during the six month period.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Top contributors to the Fund’s relative performance included Huntington Bancshares, Inc., M&T Bank Corp., and Hasbro, Inc. Shares of Huntington Bancshares Ohio-based Diversified Banking and Financial Services company, rose as investors grew more confident in the new management’s efforts to improve core operations, strengthen the balance sheet, and reduce risk. In April, the company also announced strong earnings along with a better-than-expected outlook for fiscal year 2010 earnings. Large mid-Atlantic bank M&T Bank Corp.’s shares benefited as the company announced stronger-than-anticipated first quarter earnings; the company recently lowered its loan-loss provisions and increased total deposits. Shares of toy maker Hasbro, Inc. rose as the company reported strong first quarter earnings driven by robust demand and announced an additional $625 million share repurchase authorization. Rumors of a private equity firm’s interest in Hasbro lifted the stock in late June.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Top detractors from the Fund’s relative performance included King Pharmaceuticals, Inc., DreamWorks Animation SKG, Inc. and Apollo Group, Inc. Shares of King Pharmaceuticals, Inc., a pharmaceutical company specializing in abuse-resistant pain medications, fell as new prescription trends for the company’s recently-approved controlled-release morphine product, Embeda, fell short of street expectations. Computer-generated, animated feature film company DreamWorks Animation SKG, Inc. shares declined after the firm’s new 3-D

WMC BLUE CHIP MID CAP FUND (Continued)

“Shrek” film disappointed at the box office. Shares of for-profit educational services provider Apollo Group, Inc. fell due to regulatory concerns and fears that the firm’s shift away from Associate degree customers may weigh on earnings growth. Money transfer company Western Union Co. was also among the top detractors from absolute performance.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

The composition of the Fund’s top ten holdings has changed since year end. We do not consider these to be material changes in our investment strategy, but rather a result of our bottom-up investment approach. Four holdings remain in the top ten from year end. One top holding from year end, Massey Energy, was eliminated, and two new stocks, Lincare Holdings Inc. and SEI Investments Co., were added to the Fund. Due to trimming from and adding to existing Fund names as well as price performance, four existing positions entered the Fund’s top ten. The total weight in the top ten holdings at June 30, 2010 did not materially change, holding steady at approximately 16%.

How was the Fund positioned relative to its benchmark index at the end of the period?

Sector exposure is predominantly a byproduct of stock selection. At the end of the period, the Fund’s largest overweight positions relative to the Index were to the Industrials, Information Technology, and Health Care sectors, while the largest underweight positions were in the Financials, Materials, and Utilities sectors.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

WMC BLUE CHIP MID CAP FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Lincare Holdings, Inc.	1.9%	Health Care Providers & Services
PACCAR, Inc.	1.8	Machinery
Beckman Coulter, Inc.	1.7	Health Care Equipment & Supplies
Southwest Airlines Co.	1.7	Airlines
M&T Bank Corp.	1.6	Commercial Banks
Watson Pharmaceuticals, Inc.	1.6	Pharmaceuticals
Lennox International, Inc.	1.6	Building Products
VeriSign, Inc.	1.5	Internet Software & Services
SEI Investments Co.	1.5	Capital Markets
NetApp, Inc.	1.5	Computers & Peripherals

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Initial Class and the S&P Midcap 400 Index

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Service Class and the S&P Midcap 400 Index

WMC BLUE CHIP MID CAP FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

Initial Class Shares	Six Months±	One Year	Three Years	Five Years	Ten Years	Life of Fund***
WMC Blue Chip Mid Cap Fund	(1.07)%	20.65%	(6.14)%	3.57%	5.46%	9.16%
S&P Midcap 400 Index*	(1.36)%	24.93%	(5.90)%	2.21%	5.31%	7.00%
Service Class Shares
WMC Blue Chip Mid Cap Fund	(1.24)%	20.43%	—	—	—	(2.23)%
S&P Midcap 400 Index*	(1.36)%	24.93%	—	—	—	(1.60)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P Midcap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2010. Service Class Shares for the period from March 7, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

LORD ABBETT GROWTH & INCOME FUND

(subadvised by Lord, Abbett & Co. LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Lord Abbett Growth & Income Fund (the “Fund”) slightly underperformed its benchmark, the Russell 1000 Value Index, (“the Index”) for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

The economy continued to expand during the first half of the year, though at a slower rate than earlier. Much of the improvement in the economy appears to be occurring in the manufacturing sector. Job creation improved in the first half of 2010, though many of the new jobs were temporary census positions, and the unemployment rate showed little improvement. The unemployment rate fell from 10% at the end of 2009 to 9.5%. The Federal Reserve kept the fed funds target rate between 0.00% - 0.25% during the period, explaining that economic conditions were likely to warrant low rates for an “extended period.” Yields on U.S. Treasuries rose early in the period as good news about the economy increased confidence in the recovery and investors became wary of the growing fiscal deficit. Although inflation was higher than it was in the second half of 2009, it remained subdued. Toward the end of the period, low inflation expectations and concerns about the European debt crisis contributed to increased demand for Treasuries that caused yields to fall.

Strong corporate earnings driven initially by cost-cutting efforts and later by revenue growth helped boost the stock market early in the first half of 2010. Strong earnings continued to drive the market in April, but news of the sovereign debt crisis in Greece and other European countries contributed to rising market volatility. Debate in the U.S. Congress over financial reform legislation and growing concern over the oil spill in the Gulf of Mexico also weighed on markets later in the first half.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

The Fund was overweight in the Consumer Discretionary sector and this was the largest contributor to the Fund’s relative performance for the period. Specifically, the Fund’s overweight position within the hotels, restaurants and leisure industry contributed positively as a result of the strong results of the companies within these areas.

The Fund’s underweight positions within the Utilities and the Telecommunication Services sectors also contributed to the Fund’s relative performance. Both of these sectors within the Index underperformed the overall Index. We continue to find a lack of compelling opportunities in these areas of the market.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Strong stock selection within the Consumer Discretionary sector was the largest contributor to the Fund’s relative performance for the period. Shares of television home shopping company HSN, Inc. rose sharply following its release of yet another good quarterly earnings report.

Stock selection within the Materials sector was another key contributor to the Fund’s relative performance. The share prices of mining companies Newmont Mining Corp. and Barrick Gold Corp. rose along with the increase in demand and price for gold.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Stock selection within the Consumer Staples sector detracted from the Fund’s relative performance. Shares of agricultural processing company Archer-Daniels-Midland Co. waned following its fiscal second quarter earnings

LORD ABBETT GROWTH & INCOME FUND (Continued)

announcement. The company posted stronger than expected earnings, and its processing margins were solid; however, the operating profit for the agricultural services segment was well below analysts’ expectations.

Within the Health Care sector, unfavorable stock selection detracted from the Fund’s relative performance. Share prices of biotechnology firm Gilead Sciences, Inc. tumbled following the release of its fiscal first quarter earnings. The company surpassed analysts’ expectations for earnings and revenue but lowered full year earnings and revenue guidance based upon weaker expectations for its franchise HIV businesses.

In addition, stock selection within the Financials sector detracted from the Fund’s relative performance for the period. Shares of brokerage firm The Charles Schwab Corp. and Financial Services company Bank of New York Mellon Corp. underperformed during the period, as continuing, low short-term interest rates made it necessary for both firms to subsidize their sizable money market fund businesses. Some of this unfavorable stock selection was offset by continuing good performance from regional banks Zions Bancorporation, SunTrust Banks Inc., KeyCorp, M&T Bank Corp., and PNC Financial Services Group, Inc., all of which rose in price in contrast to the negative return from the overall Financial sector.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December 31, 2009 top ten holdings list.

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund continues to be positioned for a cyclical recovery in the economy, but exposure to the most cyclical parts of the market is down considerably from a year ago. The Energy sector moved from a market weight to a substantial overweight position during the second quarter, primarily due to the substantial reduction in the benchmark sector weight arising out of the annual Russell Index reconstitution. During the period we closed several integrated oil company holdings and trimmed two energy equipment & services positions.

The largest increase in weights occurred within the Utilities sector. The Fund increased exposure to existing holdings and initiated positions within this sector, which remains underweight as compared to the Index.

Consumer Discretionary investment is now the Fund’s second largest overweight position relative to the Index, and is concentrated generally in the hotels, restaurants, & leisure and in the multi-line retail areas. All of the increase in active weight in this sector was due to the Index rebalancing, as the Index’s exposure declined by over 3%. During the first half of the year, the Fund trimmed profitable positions in retailers and automobile companies.

The Materials sector remains overweight in the Fund with an emphasis on the metals & mining and chemical industries. During the period, we increased the exposure to one gold mining company and closed a small position in a chemical company that we believed was fully valued.

Consumer Staples has become the largest underweight position in the Fund due to a substantial increase in weight within the Index from the annual rebalancing. We eliminated a Food and Staples retailer stock and trimmed two Food Products stocks during the period.

Health Care was similarly affected by an increase in benchmark weight in the sector. As a result, the Fund’s active exposure here moved from a market weight to the second largest underweight position in the Fund. The Fund marginally decreased the exposure in this area by closing a position in the Health Care Equipment and Supplies area and reducing two major pharmaceutical company holdings. We also initiated a position in a biotechnology firm.

LORD ABBETT GROWTH & INCOME FUND (Continued)

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Exxon Mobil Corp.	4.3%	Oil, Gas & Consumable Fuels
Wells Fargo & Co.	4.1	Commercial Banks
JP Morgan Chase & Co.	3.4	Diversified Financial Services
Chevron Corp.	3.0	Oil, Gas & Consumable Fuels
Bank of New York Mellon Corp.	2.2	Capital Markets
Suntrust Banks, Inc.	2.1	Commercial Banks
Kroger Co.	2.1	Food & Staples Retailing
Schlumberger, Ltd.	2.1	Energy Equipment & Services
Bank of America Corp.	2.1	Diversified Financial Services
Delta Air Lines, Inc.	2.0	Airlines

LORD ABBETT GROWTH & INCOME FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

LORD ABBETT GROWTH & INCOME FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Lord Abbett Growth & Income Fund-Initial Class Shares	(5.19)%	13.34%	(9.25)%
Lord Abbett Growth & Income Fund-Service Class Shares	(5.19)%	13.23%	(9.48)%
Russell 1000 Value Index*	(5.12)%	16.92%	(9.16)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

GOLDMAN SACHS MID CAP VALUE FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Goldman Sachs Mid Cap Value Fund (the “Fund”) underperformed its benchmark, the Russell Midcap Value Index (the “Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

U.S. equities advanced in the first quarter, marking the fourth consecutive quarter of gains. Increasing cash flow, high productivity and significant cost cutting, fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of economic sectors. Stronger personal spending and retail sales figures released during the period jump-started stocks related to consumer spending. Continued positive numbers from several key manufacturing surveys lifted industrial stocks. However, risk appetite shifted rapidly during the second quarter of 2010, as market focus turned to the sovereign debt crises in Europe, and investors began to question the sustainability of the global economic recovery. Further, fears of government policy tightening in China that might start to cool economic growth there and announcements regarding U.S. financial regulation reform combined to heighten investor risk aversion.

Overall, while all capitalization segments of the U.S. equity market declined during the period, small-cap stocks, as measured by the S&P Smallcap 600 Index, held up best, followed closely by mid-cap stocks, as measured by the Fund’s Index. The Index declined 0.88% for the period with seven of the ten sectors in the Index down for the period, led by the Information Technology and Healthcare sectors. The Information Technology sector was also the largest detractor (weight times performance) from Index returns.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

Among sectors, stock selection was positive overall, specifically within the Energy and Financial sectors. Although we maintained underweight positions in the Energy and Financials sectors, these were the most successful relative to their peers within the benchmark. In contrast, an underweight position in Materials, as well as an overweight position in the Consumer Discretionary sectors were the least successful relative to their peers in the benchmark.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Returns to the investment themes were positive overall for the period. Momentum contributed most positively to excess returns, followed at a distance by Management, Valuation and Quality. Conversely, Profitability and Sentiment detracted from relative performance for the period. Valuation and Profitability summarize results from the balance sheet and income statement, whereas Quality and Management measure the operating, investing, and financing activities from a company’s statement of cash flows. Momentum measures information about a wide variety of investment-relevant events that are sufficiently complex, in many cases, that it takes time for the market to fully appreciate their implications for security values. The sixth theme, Sentiment, is based on the detailed research of stock analysts, research that includes the evaluation of financial statements, discussions with management, and the study of industry trends. Sentiment allows us to incorporate a wide range of qualitative information on companies and their industries into our quantitative evaluation of stocks.

The Fund benefited most from overweight positions in Cimarex Energy Co., Tyson Foods Inc. and Avalon Bay Communities Inc. We chose to overweight Cimarex Energy Co. because of our positive views on Quality and Sentiment. We chose to overweight Tyson Foods based on our positive views on Profitability and Quality. The overweight in Avalon Bay Communities Inc. was the result of our positive views on Sentiment and Management.

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in Coventry Health Care Inc., Manpower Inc. and Seagate Technology. Our positive views on Valuation and Sentiment led us to overweight Coventry Health Care. Our positive views on Profitability and Momentum led us to overweight Manpower. The Fund had an overweighted position in Seagate Technology because of our positive views on Quality and Sentiment.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December, 31, 2009, top ten holdings list. The four holdings that dropped out of the top ten holdings list are still held by the Fund.

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund had overweight positions in the Consumer Discretionary, Materials, Information Technology, Telecommunication Services, Industrials and Financials sectors relative to the Index.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Lorillard, Inc.	2.7%	Tobacco
AvalonBay Communities, Inc.	2.4	Real Estate Investment Trusts
Cimarex Energy Co.	1.7	Oil, Gas & Consumable Fuels
Unum Group	1.6	Insurance
DISH Network Corp., Class A	1.4	Media
Integrys Energy Group, Inc.	1.3	Multi-Utilities
Tyson Foods, Inc., Class A	1.3	Food Products
International Paper Co.	1.3	Paper & Forest Products
Sunoco, Inc.	1.2	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	1.2	Real Estate Investment Trusts

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Goldman Sachs Mid Cap Value Fund-Initial Class Shares	(1.26)%	27.79%	(5.93)%
Goldman Sachs Mid Cap Value Fund-Service Class Shares	(1.51)%	27.53%	(6.21)%
Russell Midcap Value Index*	(0.88)%	28.91%	(4.60)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

GOLDMAN SACHS SHORT DURATION FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC Goldman Sachs Short Duration Fund (the “Fund”) underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the fixed income markets as a whole during the period ended June 30, 2010?

The earlier part of 2010 was characterized by relatively mixed economic data with market sentiment gradually trending in a positive direction. The New Year began with a pessimistic outlook on the market as investors questioned the quality of the economic recovery and how the withdrawal of government support and eventual tightening of monetary policy would impact the financial system. The labor market was still soft and though there seemed to be various signs of improvements, it was later proven that this was a result of reduced layoffs rather than increased hires.

At the January Federal Reserve meeting, the Fed left its policy rate at 0.00% - 0.25% and reiterated that the low level would remain for “an extended period” due to “low rates of resource utilization, subdued inflation trends, and stable inflation expectation.” However, notable news came in mid-February when the Fed surprised the markets by raising the discount rate by a quarter percentage point to 0.75%. Inflation data during the period generally supported the Fed’s subdued expectations.

By early April recovery in the developed world was quickly overshadowed by concerns regarding rising European government deficits and fears of a possible sovereign debt crisis. Benchmark government yields dropped on escalating concerns about the solvency of the Eurozone’s troubled peripheral nations. Risk premiums rose sharply on Greek sovereign debt, and that of its heavily indebted neighbors, in a move that reinforces investors’ increased sensitivity to government fiscal profiles as a measure of creditworthiness. Midway during the period, spreads on banks came under increased pressure as a result of market concerns about proposed legislation to curb risk-taking and regulate derivatives, and the potential for subsequent ratings action affecting banks’ access to funding markets. The decision of Chinese officials to revalue the Yuan, given the potential impact on trade-driven GDP growth, also added to market instability. In May the U.S. employment picture continued to show signs of improvement, exhibiting the strongest month-over-month gain since 2006. Against a mixed backdrop of improving economic data and doubts about the recovery due to the turmoil in Europe, bond markets traded on uncertainty in May and U.S. Treasury yields dropped to their lows for the year. In the U.S., investors concerned about European sovereign risk bought U.S. Treasuries as safe-haven assets. As the period came to a close the predominant theme in the market was an overall flight-to-quality, putting pressure on U.S. Treasury yields and limiting liquidity in the Fixed Income markets, particularly in the European credit sector. During the period, U.S. Treasury yields plummet across the curve, with the 10-year Treasury declining 89 basis points (bps) to 2.98%, and the 2-year Treasury dropping 53 bps to a new record low of 0.62%.

What key strategies were most responsible for the Fund’s performance during the period ended June 30, 2010?

A combination of top-down and bottom-up strategies impacted the Fund’s year-to-date performance. Top-down strategies included our duration strategy and cross-sector exposures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Performance resulting from tactical management of the Fund’s duration and term structure were minimal during the period. The Fund’s cross-sector positioning, relative to its benchmark, contributed to performance over the period. The

GOLDMAN SACHS SHORT DURATION FUND (Continued)

Fund’s long exposure to U.S. swap spreads was the most significant driver of cross sector returns, especially during February and March when investors exhibited a strong appetite for risky assets and all spread sectors outperformed U.S. Treasuries. The Fund’s selection of corporate credit detracted from relative performance during the period. Selection of collateralized securities, specifically mortgage-backed securities (MBS), added to the Fund’s performance. The Agency MBS market benefitted from reduced risk appetite and flight to quality amid uncertainty about the European sovereign debt crisis and financial regulatory reform.

What changes did you make to the Fund’s sector allocations during the period ended June 30, 2010 and how did these affect performance during the reporting period?

The Fund decreased exposure to Agency MBS during the period. We began to pare down the risk in the sector as the Fed mortgage purchase program began to near its end. Following the program’s end we expected to see an increase in near-term volatility, as the market repriced itself to attract traditional buyers displaced by the Fed purchases. We had a bias to short duration mortgages, as they offered cash-flow stability and extension protection relative to current coupons. Given the tight valuations on Agency MBS, we believed that U.S. Treasuries are more attractive from a relative value basis and reallocated the exposure to reflect this. This position added to the Fund’s relative performance over the period.

The Fund also decreased exposure to specific consumer Asset Backed Securities (ABS) sectors, such as credit card and autos, while increasing exposure to student loans. In our view, the Federal Family Education Loan Program (FFELP) for student loans offered attractive spread enhancement and high credit quality relative to other ABS sectors (such as credit cards, autos). This position detracted from the Fund’s performance during the period as ABS student loan securities underperformed driven by the weak labor market, stagnant wages, and high consumer debt burdens.

Did the Fund experience major changes to its top ten issuers during the period ended June 30, 2010?

There were no material changes to the June 30, 2010, top ten issuer list relative to the December, 31, 2009, top ten issuers list. However, as discussed above, the Fund increased its exposure to the U.S. Treasuries at expense of the U.S. Government Agency Obligations, specifically, Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association (FNMA).

How was the Fund positioned relative to its benchmark index at the end of the period ended June 30, 2010?

At the end of the period, the Fund had a slight short duration position relative to the benchmark. The Fund held overweight positions in U.S. Government Guaranteed Notes, investment grade corporate, MBS and ABS sectors. We continue to see MBS and ABS investments as attractive opportunities on a relative-value basis. Investment grade credit spreads remain attractive relative to historical levels. The Fund remains underweight in U.S. Government Agency Obligations, which include FHLMC and FNMA, and European peripheral names due to underlying sovereign concerns and tight valuations relative to sovereign volatility. The Fund remains overweight in government guaranteed bonds from Denmark, the Netherlands, Sweden, Australia, and the United Kingdom in 2-3 year maturities.

GOLDMAN SACHS SHORT DURATION FUND (Continued)

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
U.S. Treasury	23.0%	U.S. Treasury
Federal National Mortgage Association	6.8	U.S. Government Agency
Federal Home Loan Mortgage Corp.	4.9	U.S. Government Agency
Bank of America Corp.	4.7	Asset Backed Securities & TLGP
Citigroup, Inc.	3.8	TLGP
Kreditanstalt Fur Wiederaufbau	3.4	Special Purpose Banks
Landwirtschaftliche Rentenbank	2.7	Special Purpose Banks
General Electric Capital Corp.	2.3	Corporate Debt – Financials & TLGP
Societe Financement de l’Economie Francaise	1.7	Foreign Government Agency
The Bear Stearns Cos., LLC.	1.6	Corporate Debt – Brokerage

GOLDMAN SACHS SHORT DURATION FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Initial Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Service Class and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

GOLDMAN SACHS SHORT DURATION FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Goldman Sachs Short Duration Fund-Initial Class Shares	1.81%	3.88%	3.81%
Goldman Sachs Short Duration Fund-Service Class Shares	1.59%	3.52%	3.51%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index*	1.87%	2.69%	2.70%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a subset of the BofA Merrill Lynch U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years. The BofA Merrill Lynch U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

COLUMBIA SMALL CAP VALUE FUND

(subadvised by Columbia Management Investment Advisers, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the six and two month periods ended June 30, 2010?

Effective May 1, 2010, Columbia Management Investment Advisers, LLC replaced Dreman Value Management LLC as subadviser to the SC Dreman Small Cap Value Fund. Also, effective May 1, 2010, the name of the fund was changed to SC Columbia Small Cap Value Fund (the “Fund”).

The Fund underperformed its benchmark, Russell 2000 Value Index (“the Index”), for the six months ended June 30, 2010 and outperformed its Index for the period from May 1, 2010 to June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

Although it has been a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.6% in the last quarter of 2009. However, it was 2.7% in the first quarter of 2010 and expectations are for limited growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Consumer spending on cars, clothing and other goods was solid throughout most of the period. But in May, spending on these items fell 1.2% and consumer confidence, which gained ground earlier in the period, fell sharply in June as consumers surveyed indicated they were concerned about business conditions and job prospects. The housing market (another bellwether for the consumer sector) showed some signs of stabilizing. However, a full recovery remained out of reach. Both new and existing home sales fell in June as a Federal tax credit for homebuyers was set to expire. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The inventory of unsold homes rose to eight and a half months, the long-term average is on average, six months. News on employment was mostly positive, but the number of new jobs added to the economy fell short of expectations. A large portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to decline in June. Private sector job growth was disappointing given the stage of the economic recovery. Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation, the Institute for Supply Management’s Index, generally rose throughout the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized which is a key measure of the health of the Manufacturing sector. Perhaps the best news was about corporate profits. Of the S&P 500 companies announcing first-quarter results, 77% exceeded Wall Street earnings forecasts.

Were there any significant sector under/over weights that materially impacted Fund performance relative to the benchmark during the two month period ended June 30, 2010?

During the period from May 1, 2010 to June 30, 2010, the largest impact from positioning actually occurred within the industries of the Financial sector, the largest in the Fund and the Index. Our large underweight position in Real Estate Investment Trusts (REITS) specifically led to the Fund’s relative underperformance as the REIT industry did well during the period. Tightening yield spreads, the overall lower interest rate environment and the improvement in the availability of credit helped valuations return to the peak levels seen in 2007. The Fund remains underweight in the REIT industry due to overvaluation. The Fund’s overweight position in the Insurance industry within the Financial sector added to relative outperformance. We began to see premium (price in the insurance industry) stability and the valuation of insurers is currently at a multi year low. The Fund remains overweight in the Insurance industry.

COLUMBIA SMALL CAP VALUE FUND (Continued)

Which stocks contributed most to the Fund’s returns during the two month period ended June 30, 2010?

During the period from May 1, 2010 to June 30, 2010, semiconductor companies Omnivision Technologies, Inc. (OVTI) and Cirrus Logic, Inc. (CRUS) had positive total returns on announcements that their components were used in the recently released iPhone and iPad respectively. Given the strong movement by CRUS, the Fund exited the position by the end of the period, yet captured significant returns for the shareholders.

Which stocks detracted from the Fund’s performance results during the two month period ended June 30, 2010?

During the period from May 1, 2010 to June 30, 2010, shares of chemical company Om Group, Inc. (OMG) declined 36% as the global slowdown took its toll on all mineral companies. OMG’s healthy balance sheet, strong cash flows and the valuation below book value creates high conviction in the future for this company.

Did the Fund experience major changes to its top ten holdings during the two month period ended June 30, 2010?

All of the Fund’s top ten holdings changed as a result of the new subadviser.

How was the Fund positioned relative to its benchmark index at the end of the period?

At the end of the period, the Fund was weighted toward higher quality companies, with stable, positive earnings, low volatility when compared to their peers, and a consistent value bias. The Fund’s largest overweight positions remain in the Industrial and Technology sectors as we find a number of companies with strong balance sheets and cash flows whose prospects are currently discounted due to the slow pace of the economic recovery. The Fund remains underweight the Consumer Discretionary and the Consumer Staple sectors. We remain cautious on consumers and their ability to spend. As recent stimulus measures (homebuyers tax credit, income tax refunds, census hiring) wind down, the ability to spend will be constrained particularly in the face of overstretched consumer balance sheets.

COLUMBIA SMALL CAP VALUE FUND (Continued)

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Greif, Inc., Class B	1.0%	Containers & Packaging
Werner Enterprises, Inc.	0.9	Road & Rail
United America Indemnity Ltd.	0.9	Insurance
First Citizens BancShares, Inc.	0.8	Commercial Banks
GrafTech International Ltd.	0.8	Electrical Equipment
Safety Insurance Group, Inc.	0.7	Insurance
Fresh Del Monte Produce, Inc.	0.7	Food Products
United Fire & Casualty Co.	0.7	Insurance
Cash America International, Inc.	0.7	Consumer Finance
Potlatch Corp.	0.7	Real Estate Investment Trusts

COLUMBIA SMALL CAP VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Columbia Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Columbia Small Cap Value Fund – Service Class and the Russell 2000 Value Index

COLUMBIA SMALL CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Columbia Small Cap Value Fund-Initial Class Shares	(3.97)%	21.24%	0.05%
Columbia Small Cap Value Fund-Service Class Shares	(4.07)%	20.83%	(0.25)%
Russell 2000 Value Index*	(1.64)%	25.07%	(6.39)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Columbia Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

PIMCO HIGH YIELD FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC PIMCO High Yield Fund (the “Fund”) underperformed its benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the fixed income markets as a whole during the period ended June 30, 2010?

Volatility spiked across global financial markets during the second quarter of 2010 after a relatively calm first quarter. Investors’ confidence was shaken by a range of macroeconomic events, including signs that the U.S. and Chinese economies might be slowing and the ongoing debt crisis in Europe.

Investors had plenty to worry about worldwide. In the U.S., concerns centered on the waning effects of policy stimulus as unemployment remained stubbornly high, consumer confidence appeared to weaken and housing sales fell after the expiration of special tax credits for home buyers. A host of other issues added to the anxiety, including the uncertain impact of new regulations for the health care and financial services industries, the Gulf of Mexico oil spill and weak fiscal conditions of many state and local governments.

Europe was perhaps the biggest problem as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. Greece saw its credit rating cut to junk status during the second quarter while Moody’s Investors Service put Spain’s AAA rating on review for a downgrade.

During the period, heightened volatility amid sovereign risk curbed demand for High Yield Bonds. Market volatility, European sovereign risk, financial reforms, weak U.S. macroeconomic data and the cooling of Chinese growth weighed on risk appetite for high yield bonds during the latter part of the period. Earlier in the year, a steady stream of better than expected U.S. economic data, earnings momentum and strong capital markets underpinned healthy risk appetites for high yield, even as structural macroeconomic issues lurked in the shadows. In the second quarter, however, leading economic indicators began rolling over.

Coincident indicators such as the manufacturing and service Institute for Supply Management (ISM) further warned of a slowdown in the pace of growth. Spurred by a flight-to-safety as the latter half of the period wound down, investors began emphasizing quality over the search for yields as U.S. Treasuries and higher grade bonds outperformed. While corporate fundamentals remain sound, recent macroeconomic data have deteriorated, reigniting fear about the sustainability of the fragile economic recovery.

What key strategies were most responsible for the Fund’s performance during the period ended June 30, 2010?

The following strategies contributed to performance for the period:

•	An underweight to building products had a positive impact on returns, as building material companies underperformed the broader Index.

•	Security selection in the packaging sector added to performance, as higher grade packaging bonds outperformed.

The following strategies detracted from performance for the period:

•	Although the Finance sector outperformed, security selection hurt performance as high grade banks underperformed high yield banks.

PIMCO HIGH YIELD FUND (Continued)

•	An overweight to utilities and exposure to electric generation companies hurt performance, as the sector materially underperformed the broader Index.

•	An underweight to double-B rated securities relative to the Index detracted from performance, as the double-B rated quality tier outperformed year-to-date.

What changes did you make to the Fund’s sector allocations during the period ended June 30, 2010 and how did these affect performance during the reporting period?

During the period, the Fund decreased its overweight position in the Financial sector companies that have appreciated and no longer represent compelling value relative to more traditional high yield credits. While the Fund retained an overweight to Financials, where valuations remain relatively attractive, a reduction in this overweight diminished the positive impact during the period, as Financial Services saw material price appreciation year-to-date.

The Fund also increased exposure to Healthcare. An overweight to Healthcare during the period detracted from the Fund’s performance, as the sector underperformed the broader High Yield market. The Fund held an overweight in the Healthcare sector because the sector benefits from positive demographics, reasonably stable cash flow, and relatively attractive valuations over a secular horizon.

Lastly, the Fund increased exposure to double-B rated securities, while decreasing its exposure to higher quality, investment grade, exposure. Increasing exposure to double-B rated securities was positive for the Fund on an absolute level; however, the Fund’s underweight to double-B relative to the Index detracted from the Fund’s returns.

Did the Fund experience major changes to its top ten issuers during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten issuer list relative to the December, 31, 2009 top ten issuers list. The issuers which are no longer on the top ten issuer list when compared to the December 31, 2009 top ten issuer list were still held as of June 30, 2010.

How was the Fund positioned relative to its benchmark index at the end of the period ended June 30, 2010?

At the end of the period, the Fund maintained exposure to investment grade corporate bonds, which are outside of the Index. We may continue to emphasize a higher quality and defensive focus, while opportunistically investing in higher yield bonds for which we have strong conviction. As mentioned above, the Fund held overweight positions in the Financial and Healthcare sectors. The Fund was underweight in consumer related sectors, such as retail, where performance is constrained by high consumer debt levels, poor income growth, and weak employment prospects.

PIMCO HIGH YIELD FUND (Continued)

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
U.S. Treasury	3.3%	U.S. Treasury
HCA, Inc.	3.1	Corporate Debt – Health Care
Ford Motor Credit Co. LLC	3.1	Corporate Debt – Automotive
American International Group, Inc.	2.4	Corporate Debt – Financials
Biomet, Inc.	2.2	Corporate Debt – Health Care – Facilities
Federal Home Loan Mortgage Corp.	2.1	U.S. Government Agency
GMAC LLC	2.1	Corporate Debt – Financials
Wells Fargo & Co.	2.0	Corporate Debt – Financials
The AES Corp.	1.9	Corporate Debt – Utilities
Qwest Communications International, Inc.	1.8	Corporate Debt – Telecommunications

PIMCO HIGH YIELD FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Initial Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Service Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

PIMCO HIGH YIELD FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
PIMCO High Yield Fund-Initial Class Shares	3.85%	23.37%	7.03%
PIMCO High Yield Fund-Service Class Shares	3.72%	23.07%	6.76%
BofA Merrill Lynch BB-B U.S. High Yield Constrained Index*	4.53%	21.65%	8.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2010.

± Returns for period of less than one year are not annualized.

PIMCO TOTAL RETURN FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC PIMCO Total Return Fund (the “Fund”) underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the fixed income markets as a whole during the period ended June 30, 2010?

Volatility spiked across global financial markets during the second quarter of 2010 after a relatively calm first quarter. Investors’ confidence was shaken by a range of macroeconomic events, including signs that the U.S. and Chinese economies might be slowing and the ongoing debt crisis in Europe.

Investors had plenty to worry about worldwide. In the U.S., concerns centered on the waning effects of policy stimulus as unemployment remained stubbornly high, consumer confidence appeared to weaken and housing sales fell after the expiration of special tax credits for home buyers. A host of other issues added to the anxiety, including the uncertain impact of new regulations for the health care and financial services industries, the Gulf of Mexico oil spill and weak fiscal conditions of many state and local governments.

Europe was perhaps the biggest problem as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. Greece saw its credit rating cut to junk status during the second quarter while Moody’s Investors Service put Spain’s AAA rating on review for a downgrade.

The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds that includes U.S. Treasuries, gained 5.33% for the period. U.S. Treasuries led virtually all sectors during the period, with the exception of mortgages, amid the global flight to less risky assets.

What key strategies were most responsible for the Fund’s performance during the period ended June 30, 2010?

The following strategies contributed to performance:

•	Tactical management of U.S. duration added slightly to returns as the 10-year U.S. Treasury yield fell during the period.

•	The Fund’s exposure to core European duration added to returns as the 10-year Bund rate fell during the period.

•

An underweight position in corporate securities added to performance, as corporate issues underperformed like-duration U.S. Treasuries; however, a focus on Financials detracted from the Fund’s performance as Financials underperformed the broader corporate market.

•	Within the high yield sector, a focus on financial companies added to returns as high yield financial companies outpaced like-duration U.S. Treasuries during the period.

The following strategies detracted from performance:

•	An emphasis on short maturities in the U.S. was negative for performance as the yield curve flattened, as measured by the difference between 2- and 30-year yields.

•	An underweight position in agency mortgage-backed securities detracted from returns, as this sector outperformed like-duration U.S. Treasuries over the period.

•	Exposure to a variety of currencies, with an emphasis on emerging market currencies, detracted from the Fund’s performance as these mostly depreciated relative to the U.S. dollar.

PIMCO TOTAL RETURN FUND (Continued)

What changes did you make to the Fund’s sector allocations during the period ended June 30, 2010 and how did these affect performance during the reporting period?

During the period the Fund modestly decreased exposure to agency mortgages, increasing the Fund’s underweight versus the Index. This detracted from the Fund’s relative performance, as this sector outperformed during the period. The Fund also increased exposure to U.S. duration via U.S. Treasury Futures and U.S. Treasuries. Tactical management of U.S. duration positioning was slightly positive as yields fell during the period.

Did the fund experience major changes to its top ten issuers during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten issuer list relative to the December 31, 2009 top ten issuers list. The issuers which are no longer on the top ten issuer list when compared to the December 31, 2009 top ten issuer list were still held as of June 30, 2010. However, as discussed above, the increased allocation to U.S. Treasury within the June 30, 2010 top ten issuers list is due to the Fund’s increased focus on longer-than-index duration.

How was the Fund positioned relative to its benchmark index at the end of the period ended June 30, 2010?

At the end of the period, the Fund was overweight duration relative to the Index, with the majority of this duration exposure coming from the U.S. The Fund was underweight agency mortgages, as the sector traded near its most expensive levels earlier in the period. The Fund was also underweight investment grade credit; however, within our investment grade credit allocation, we are overweight in the Financials sector, specifically Banks. Also the Fund held an allocation to Municipal Bonds, which help to diversify credit risk.

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

PIMCO TOTAL RETURN FUND (Continued)

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
U.S. Treasury	35.5%	U.S. Treasury
Federal National Mortgage Association	16.7	U.S. Government Agency
Federal Home Loan Mortgage Corp.	9.8	U.S. Government Agency
Federal Home Loan Bank	6.4	U.S. Government Agency
Government National Mortgage Association	3.1	U.S. Government Agency
Citigroup, Inc.	2.8	Corporate Debt – Financials & TLGP
International Lease Finance Corp.	2.2	Corporate Debt – Financials
Royal Bank of Scotland Group PLC	2.2	Corporate Debt – Financials
The Goldman Sachs Group, Inc.	1.7	Corporate Debt – Financials
Bank of America Corp.	1.5	Corporate Debt – Financials

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

PIMCO TOTAL RETURN FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
PIMCO Total Return Fund-Initial Class Shares	5.26%	11.18%	11.67%
PIMCO Total Return Fund-Service Class Shares	5.13%	10.91%	11.40%
Barclays Capital U.S. Aggregate Bond Index*	5.33%	9.50%	9.22%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

± Returns for period of less than one year are not annualized.

INVESCO SMALL CAP GROWTH  FUND

(subadvised by Invesco Advisers, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

Effective May 1, 2010, the name of the fund was changed from SC AIM Small Cap Growth Fund to the SC Invesco Small Cap Growth Fund (the “Fund”). The Fund outperformed its benchmark, the Russell 2000 Growth Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the equity markets as a whole during the period ended June 30, 2010?

During the six month reporting period, the stock market experienced heavy volatility. The stock market rally that began on March 9th, 2009, generally continued through the first several months of the period. However, the stock market experienced a significant pullback during May and June, 2010, as investors grew increasingly concerned about the degree to which sovereign debt issues in Europe would impact the global economic recovery. As a result, large, mid and small cap companies, as represented by the Russell Top 200 Index, the Russell Midcap Index and the Russell 2000 Index, all had negative returns during the period. In terms of investment style, value stocks held up better than growth stocks, as represented by the Russell 3000 Value Index and the Russell 3000 Growth Index, respectively.

Were there any significant sector under/overweights that materially impacted Fund performance relative to the benchmark during the period ended June 30, 2010?

There were no significant sector under/overweights that materially impacted Fund performance relative to the Index benchmark during the six months ended June 30, 2010. Security selection was the primary driver of performance during the reporting period. In the Industrial sector, several holdings were sold in the capital goods and commercial and professional services industry groups. In the Information Technology sector, several holdings were sold in the software and semiconductor industry groups. These changes were made during the reporting period due to the weakening economic conditions which negatively impacted our outlook for holdings in these areas. Several new holdings were purchased in the more defensive Health Care and Consumer Staples sectors. We also added a new bank holding in the Financials sector.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

The Fund’s top five contributors to absolute performance included Netflix, Inc., Sybase, Inc., OSI Pharmaceuticals, Perrigo Co. and Deckers Outdoors Corp. The Fund outperformed versus the Index by the widest margin in the Health Care sector, driven by stock selection. Within this sector, two pharmaceutical makers were among the top contributors to performance: OSI Pharmaceuticals and Perrigo Co. We sold the Fund’s position in OSI Pharmaceuticals after the company received an acquisition offer at a significant premium from a competitor, locking in gains. The Fund also outperformed in the Consumer Discretionary sector due to stock selection. Within this sector, on-line DVD rental services provider Netflix, Inc. and performance footwear maker Deckers Outdoors Corp. were key contributors to performance. Lastly, the Fund outperformed in the Information Technology sector due to stock selection. In this sector, software maker Sybase, Inc. made a solid contribution to performance. We sold the Fund’s position in Sybase, Inc. after the company received an acquisition offer at a significant premium, locking in gains.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

The Fund’s bottom five detractors to absolute performance included Goodrich Petroleum Corp., Carrizo Oil & Gas, Inc., Tetra Tech, Inc., Global Payments, Inc. and EnergySolutions, Inc. EnergySolutions, Inc. was no longer held by the Fund as of June 30, 2010. The Fund underperformed as compared to the Index by the widest margin in the Energy sector, primarily driven by stock selection. Key detractors to performance included oil and gas exploration and production holdings Goodrich Petroleum Corp. and Carrizo Oil & Gas, Inc. An overweight position in these companies also contributed to underperformance. The Fund also underperformed in the

INVESCO SMALL CAP GROWTH FUND (Continued)

Industrials sector due to stock selection. In this sector, two holdings in the commercial and professional services industry group detracted from Fund performance: consulting, engineering and construction services provider Tetra Tech, Inc. and nuclear services provider EnergySolutions, Inc. Lastly, electronic payment services provider Global Payments, Inc. was a key detractor within the sector.

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December, 31, 2009 top ten holdings list. As discussed above, one holding, Sybase, Inc., was sold during the period and the remaining holdings are still held by the Fund.

How was the Fund positioned relative to its benchmark index at the end of the period?

The Fund’s over/underweight positions are a result of the Fund’s bottom-up stock selection process. The Fund’s largest sector overweight position was in the Financials sector. Within this sector, the Fund is overweight in the banks, insurance and diversified financials industry groups. The Fund’s largest sector underweight positions included Industrials and Consumer Discretionary sectors. Within the Industrials sector, the Fund is underweight in the capital goods and commercial and professional services industry groups. Weights in these groups were reduced during the reporting period due to the weakening economic conditions which negatively impacted our outlook for holdings in these areas. Within the Consumer Discretionary sector, the Fund is underweight in the consumer durables and apparel, automobiles and components, retailing and media industry groups. These underweight positions reflect the weak environment for the consumer demand.

SECTOR ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

INVESCO SMALL CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
TransDigm Group, Inc.	1.5%	Aerospace & Defense
Informatica Corp.	1.5	Software
F5 Networks, Inc.	1.3	Internet Software & Services
Polycom, Inc.	1.3	Communications Equipment
Knight Transportation, Inc.	1.3	Road & Rail
SBA Communications Corp.	1.2	Wireless Telecommunication Services
Greif, Inc., Class A	1.1	Containers & Packaging
Chemed Corp.	1.1	Health Care Providers & Services
Regal-Beloit Corp.	1.1	Electrical Equipment
P.F. Chang’s China Bistro, Inc.	1.1	Hotels, Restaurants & Leisure

Comparison of Change in Value of a $10,000 Investment in the Invesco Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the Invesco Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

INVESCO SMALL CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Invesco Small Cap Growth Fund-Initial Class Shares	(2.09)%	15.89%	(1.80)%
Invesco Small Cap Growth Fund-Service Class Shares	(2.09)%	15.68%	(2.03)%
Russell 2000 Growth Index*	(2.31)%	17.96%	(2.71)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Invesco Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC AllianceBernstein International Value Fund (the “Fund”) underperformed its benchmark, the MSCI-EAFE Index (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the international equity markets as a whole during the period ended June 30, 2010?

Equity markets declined during the first half of 2010, as losses from the second quarter more than offset gains from the first quarter. The Index fell 13.23% for the period.

While investors gained confidence during the first quarter from increasing signs that the global economic recovery was continuing to gain momentum, equities declined during the second quarter, as investors feared that escalating fiscal troubles in Europe may stall the world’s economic recovery. No sector or region was spared the flight from risk as volatility returned to global markets.

Risk aversion grew as European sovereign debt problems prompted volatility in equity markets. The anxiety was compounded by a string of bad news, ranging from tensions in the Korean peninsula and the Middle East to prospects for stricter financial regulation and the Gulf of Mexico oil spill.

How did the country allocations affect relative Fund performance during the period ended June 30, 2010?

The Fund’s country allocations are primarily a result of our bottom-up stock selection process. Overall security selection within countries was negative, detracting most in the United Kingdom (U.K.), Germany and France. Country selection was neutral, contributing to performance due to the Fund’s overweight position in the United States and Canada, and underweight in Greece and Australia, but detracting due to an underweight position in Sweden and Switzerland compared to the Index. Finally, currency selection in the Fund was positive, due to an overweight position to the Canadian and U.S. dollars.

Which stocks contributed most to the Fund’s returns during the period ended June 30, 2010?

Key contributors to overall Fund performance included U.K. medical holding AstraZeneca PLC, German auto maker Bayerische Motoren Werke (BMW), Danish brewing company Carlsberg AS and British aerospace and defense stock, Rolls-Royce Group PLC. BMW beat analyst expectations with first-quarter results as it benefited from a rapid rebound in luxury car sales, especially in China. AstraZeneca PLC benefited from its stable earnings and defensive characteristics, and after it reported strong first-quarter results and raised full-year guidance. Carlsberg benefited from an improved earnings outlook.

Which stocks detracted from the Fund’s performance results during the period ended June 30, 2010?

The primary detractors from the Fund’s performance included Banco Santander SA and Societe Generale in the Finance sector, as well as BP PLC and Sony Corp. Financial services stocks trailed as investors reduced their risk exposure amid the market volatility. As the sovereign debt crisis intensified in the second quarter, the Fund exited Banco Santander because extreme uncertainty in its domestic Spanish market offset the bank’s global strengths. In fact, the Fund has been reducing exposure to European financials—which outperformed in 2009—since early this year, after noting that European banks had set aside much less money to cover defaults than their U.S. peers. In the Energy sector, BP PLC detracted from the Fund’s performance due to the Gulf of Mexico oil spill. Sony Corp. underperformed amid unfavorable currency movements and concern that demand may slow if the global economy falters.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Did the Fund experience major changes to its top ten holdings during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten holdings list relative to the December, 31, 2009 top ten holdings list. Of the top ten securities held in the Fund as of December 31, 2009, only one position, Banco Santander SA, has been exited completely. This position was sold as a result of deterioration in the bank’s Spanish domestic market which outweighed its global strengths as the sovereign debt crisis intensified.

How was the Fund positioned relative to its benchmark index at the end of the period?

Our sector and country overweight positions reflect the results of our bottom-up stock selection decisions, as we believe that undervalued companies may be found in all sectors and countries at different times. Our investment horizon is over the long-term and, as a result, the sector overweights within the Fund are likely to change relatively slowly.

Telecommunications is the Fund’s largest overweight position. The sector generally has very strong cash flow and is considered a more stable sector relative to the market. While we reduced overall exposure to the Financial sector, the Fund holds a diverse group of financial companies (Commercial Banks, Investment Banks, Insurance).

Geographically, the Fund has steadily reduced exposure to Europe since the first quarter while shifting toward growing opportunities in Japan. Japanese equities are attractively priced from a historical perspective, and our research has identified value opportunities in diverse sectors. The Fund has found compelling opportunities in emerging markets such as Gazprom OAO in Russia, Vale SA in Brazil, and KB Financial Group, Inc. and Samsung Electronics Co. LTD in South Korea.

COUNTRY ALLOCATIONS AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 20 countries with allocations of less than 2% individually.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT JUNE 30, 2010

	% of Net Assets	Industry
Royal Dutch Shell PLC	2.4%	Oil, Gas & Consumable Fuels
Vodafone Group PLC	2.2	Wireless Telecommunication Services
AstraZeneca PLC	1.8	Pharmaceuticals
Novartis AG	1.7	Pharmaceuticals
Rio Tinto PLC	1.5	Metals & Mining
Allianz SE	1.5	Insurance
BNP Paribas	1.4	Commercial Banks
E.ON AG	1.3	Electric Utilities
Sanofi-Aventis SA	1.3	Pharmaceuticals
British American Tobacco PLC	1.2	Tobacco

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Initial Class and the MSCI-EAFE Index

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Service Class and the MSCI-EAFE Index

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
AllianceBernstein International Value Fund-Initial Class Shares	(16.19)%	1.53%	(8.10)%
AllianceBernstein International Value Fund-Service Class Shares	(16.21)%	1.28%	(8.33)%
MSCI-EAFE Index*	(13.23)%	5.92%	(4.93)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by BlackRock Financial Management, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the period ended June 30, 2010?

SC BlackRock Inflation Protected Bond Fund (the “Fund”) underperformed its benchmark, the Barclays Capital Global Real Index: U.S. TIPS (“the Index”), for the six months ended June 30, 2010.

What economic and market factors most influenced the fixed income markets as a whole during the period ended June 30, 2010?

Capital markets and risk assets, in particular, continued to recover slowly for much of the period ending June 30, 2010. Continued appetite for risk, specifically higher yielding assets such as Commercial-Mortgage Backed Securities (CMBS), non-agency Mortgage-Backed Securities (MBS), and corporate debt continued to benefit in particular, as supply for these instruments remained limited. Like most of 2009 the risk trade was being rewarded throughout most of the period. However, during the second quarter this soon changed. The Greek funding predicament helped spark a Eurozone sovereign debt crisis, which, in conjunction with weaker economic data in the U.S., led investors to shun risk for the safety of U.S. government backed securities. Despite the varying market conditions in the first half of 2010, inflation readings remained muted for the period.

What key strategies were most responsible for the Fund’s performance during the period ended June 30, 2010?

Fund performance for the period benefited from its out-of-Index exposure to short and intermediate nominal Treasuries. Furthermore, the Fund also benefited from an early period underweight to short-dated U.S. Treasury Inflation Protected Securities (TIPS) (maturities less than five years), as the short end of the real yield curve underperformed the long end of the curve. Additionally, the Fund’s underweight position to breakevens during the latter part of the period benefited performance as forward looking inflation expectations decreased during the period. Detracting from the Fund’s performance was the Fund’s allocation to money market funds as all segments of the TIPS market continued to generate positive returns over the period.

What changes did you make to the Fund’s sector allocations during the period ended June 30, 2010 and how did these affect performance during the reporting period?

The Fund tactically managed duration throughout the period, most notably moving from a long to short-term bias as both real and nominal rates rallied (moved lower) throughout the period. Towards the end of the period, the Fund increased its underweight to TIPS as a result of the move lower in real yields, in particular 5-10 year issues, as valuations from both a yield and inflation expectation perspective moved to rather unattractive levels. Finally, the Fund, which added exposure to non-U.S. inflation linked bonds earlier in the year, reduced its exposure to these issues by the end of the period, allocating instead into short and intermediate-term U.S. nominal Treasuries.

Did the Fund experience major changes to its top ten issuers during the period ended June 30, 2010?

There were no material changes to the June 30, 2010 top ten issuer list relative to the December 31, 2009 top ten issuers list.

How was the Fund positioned relative to its benchmark index at the end of the period ended June 30, 2010?

At period-end the Fund was underweight U.S. TIPS in the bottom of the curve (5-10 year issues) as we believed yield levels were too low and forward looking inflation expectations were priced at too high a level given the

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

continued slack in the economy. However, we continue to see value in the long end of the curve where we maintain an overweight to U.S. TIPS. The Fund remains defensive on breakevens, which is the difference between the yield on a nominal U.S. Treasury security and the TIPS real yield, based on current benign inflation dynamics.

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT JUNE 30, 2010

	% of Net Assets	Category
U.S. Treasury	51.0%	U.S. Treasury
Government National Mortgage Association	7.7	U.S. Government Agency
Federal National Mortgage Association	7.7	U.S. Government Agency
Federal Home Loan Mortgage Corp.	7.7	U.S. Government Agency
Deutsche Bundesrepublik Inflation Linked Bond	2.9	Foreign Government
Buoni Poliennali Del Tesoro	2.4	Foreign Government
Bank of America Credit Card Trust	0.3	Asset Backed Securities
Suncorp-Metway, Ltd.	0.2	Corporate Debt – Financials
Verizon Wireless Capital LLC	0.1	Corporate Debt – Telecommunications
Hellenic Republic Government Bond	0.1	Foreign Government

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
BlackRock Inflation Protected Bond Fund-Initial Class Shares	3.47%	8.72%	6.38%
BlackRock Inflation Protected Bond Fund-Service Class Shares	3.35%	8.52%	6.09%
Barclays Capital Global Real Index: U.S. TIPS*	4.41%	9.52%	6.84%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. Barclays Capital Global Real Index: U.S. TIPS is a market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

± Returns for period of less than one year are not annualized.

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS

How did the Funds perform during the period ended June 30, 2010?

For the six-month period ended June 30, 2010, the SC Ibbotson Moderate Fund (the “Moderate Fund”) underperformed its benchmark, the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index; the SC Ibbotson Balanced Fund (the “Balanced Fund”) underperformed its benchmark, the Dow Jones Moderate U.S. Relative Risk Portfolio Index; and the SC Ibbotson Growth Fund (the “Growth Fund”) underperformed its benchmark, the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index.

What key economic and market factors most influenced management’s tactical asset allocation strategy for the Ibbotson Moderate, Balanced and Growth Funds (the “Funds”) during the six months ended June 30, 2010?

At the end of the first quarter, there was speculation that the National Bureau of Economic Research’s Business Cycle Dating Committee was only a good data point away from declaring the end of the recession that began in December of 2007. However, a series of bad data points over the second quarter changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. The financial markets reacted negatively to the economic news. The S&P 500 fell by over 11% during the second quarter following a respectable 5% return in the first quarter of 2010. After holding steady at 3.8% in the first quarter, the yield on 10-year U.S. Treasuries fell by almost a full percentage point between April and June, whereas the price of gold increased by 12%. Considering the declining inflation expectations, we interpreted the concurrent rise of gold and fall of the 10-year yield as worries about instability in the financial markets. As a result of these near-term, macroeconomic and equity market valuation concerns, the Funds initiated an underweight in U.S. equities and an overweight in U.S. bonds relative to strategic (long-term) asset class targets at the end of March. Additionally at the end of June, the Funds increased their underweight in small-cap exposure and overweight in large-cap equities, in place since the end of 2009, as a way to reduce risks of a market retracement.

What changes did you make to the Funds’ allocations during the reporting period and how did it affect performance during the period ended June 30, 2010?

In March and early April, after taking into consideration our change in tactical asset allocation strategy discussed above as well as the underlying funds’ style exposures and our asset class targets, the Funds’ fixed income exposure was increased at the expense of primarily large cap growth equities. Therefore, the SC PIMCO Total Return and Sun Capital Investment Grade Bond funds’ target allocations increased at the expense of the SC WMC Large Cap Growth Fund. Across all of the Funds, the dynamic asset allocation shift into bonds was the main driver of our tactical asset allocation contributing positively to performance relative to our strategic targets. At the end of June (and early July), the Funds reduced exposure to small cap equities by reducing their holdings in the SC Columbia Small Cap Value Fund across all Funds and SC Oppenheimer Main Street Small Cap in the Growth Fund to implement the tactical overweight in large cap at the expense of small cap equities.

What key factors were responsible for the Funds’ performance during the period ended June 30, 2010?

Among asset classes, large- and mid-cap value outperformed large- and mid-cap growth, small cap outperformed large cap, and U.S. equities outperformed developed non-U.S. equities in the first quarter of 2010. The Moderate, Balanced and Growth Funds benefitted from the strategic increase in asset class exposure to value type equities relative to growth type equities; however, diversification into developed non-U.S. equities, high yield and short-term bonds detracted from performance relative to both a basic, blended benchmark of the S&P 500 and Barclays

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS (Continued)

Capital U.S. Aggregate Bond indices, and the Dow Jones U.S. Relative Risk Portfolio indices. The benchmarks’ returns were aided by their lack of non-U.S. asset classes and higher exposures to small cap equities in the case of the Dow Jones indices.

Across all Funds, our tactical asset allocation strategy to overweight bonds and underweight equities benefitted the Funds during the period. The underweight in small cap equities slightly detracted from performance due to the outperformance of small cap equities relative to large cap equities during the period. Finally, across both equity and fixed income asset classes, underlying fund-level performance detracted from overall performance relative to a weighted-average of indices representing our targeted asset class exposures across all Funds.

Which underlying funds were the most significant contributors/detractors to the Funds’ performance for the period ended June 30, 2010?

Moderate Fund

The SC PIMCO Total Return, Sun Capital Investment Grade Bond and SC BlackRock Inflation Protected Bond funds were the largest positive contributors to performance. The SC Davis Venture Value, MFS Value, SC AllianceBernstein International Value, MFS International Growth and MFS Research International funds were the largest detractors from absolute performance. The MFS Research International, SC Columbia Small Cap Value and MFS Value funds experienced the largest underperformance relative to our asset class benchmarks.

Balanced and Growth Funds

The SC PIMCO Total Return, Sun Capital Investment Grade Bond and SC BlackRock Inflation Protected Bond funds were the largest positive contributors to performance. The MFS Value, SC Davis Venture Value, MFS International Growth, MFS Research International and SC AllianceBernstein International Value funds were the largest detractors from absolute performance. The Sun Capital Global Real Estate, MFS Research International and SC Columbia Small Cap Value funds experienced the largest underperformance relative to our asset class benchmarks.

IBBOTSON MODERATE FUND

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT JUNE 30, 2010

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	18.2%	Fixed Income
SC PIMCO Total Return Fund	13.1	Fixed Income
SC BlackRock Inflation Protected Bond Fund	13.1	Fixed Income
Sun Capital Investment Grade Bond Fund	12.1	Fixed Income
MFS Value Portfolio	6.6	Domestic Equity
SC Davis Venture Value Fund	6.6	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.8	Domestic Equity
SC PIMCO High Yield Fund	4.5	Fixed Income
SC WMC Large Cap Growth Fund	4.4	Domestic Equity
MFS International Growth Portfolio	3.9	International Equity

IBBOTSON MODERATE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

IBBOTSON MODERATE FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Ibbotson Moderate Fund-Initial Class Shares	(0.55)%	12.24%	5.11%
Ibbotson Moderate Fund-Service Class Shares	(0.73)%	11.88%	4.86%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	1.97%	13.77%	5.93%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Moderate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

IBBOTSON BALANCED FUND

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT JUNE 30, 2010

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	11.3%	Fixed Income
SC PIMCO Total Return Fund	11.2	Fixed Income
MFS Value Portfolio	9.6	Domestic Equity
Sun Capital Investment Grade Bond Fund	9.2	Fixed Income
SC Davis Venture Value Fund	8.6	Domestic Equity
SC BlackRock Inflation Protected Bond Fund	7.2	Fixed Income
SC WMC Large Cap Growth Fund	6.6	Domestic Equity
MFS International Growth Portfolio	5.9	International Equity
SC Oppenheimer Large Cap Core Fund	4.9	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.9	Domestic Equity

IBBOTSON BALANCED FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

IBBOTSON BALANCED FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Ibbotson Balanced Fund-Initial Class Shares	(2.41)%	13.66%	5.43%
Ibbotson Balanced Fund-Service Class Shares	(2.50)%	13.42%	5.18%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	0.00%	16.24%	3.60%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

IBBOTSON GROWTH FUND

PORTFOLIO COMPOSITION AT JUNE 30, 2010*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT JUNE 30, 2010

	% of Net Assets	Category
MFS Value Portfolio	10.6%	Domestic Equity
SC PIMCO Total Return Fund	10.5	Fixed Income
SC WMC Large Cap Growth Fund	10.3	Domestic Equity
SC Davis Venture Value Fund	10.2	Domestic Equity
MFS International Growth Portfolio	8.0	International Equity
Sun Capital Investment Grade Bond Fund	6.9	Fixed Income
SC Oppenheimer Large Cap Core Fund	6.8	Domestic Equity
Sun Capital Global Real Estate Fund	4.9	Specialty Equity
SC Goldman Sachs Mid Cap Value Fund	4.9	Domestic Equity
SC BlackRock Inflation Protected Bond Fund	4.3	Fixed Income

IBBOTSON GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

IBBOTSON GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended June 30, 2010**

	Six Months±	One Year	Life of Fund***
Ibbotson Growth Fund-Initial Class Shares	(4.36)%	14.40%	4.44%
Ibbotson Growth Fund-Service Class Shares	(4.45)%	14.16%	4.18%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	(2.04)%	18.69%	1.03%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2010.

±Returns for period of less than one year are not annualized.

EXPENSE INFORMATION

June 30, 2010 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following table is intended to increase your understanding of the ongoing costs of investing in each Fund. The following example is based on the investment of $1,000 at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the actual account values and actual expense information below, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Actual Expenses Paid During Period”. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Hypothetical (5% annual return before expenses): The table below also provides information about hypothetical account values and hypothetical expenses for comparison purposes. The hypothetical account values and hypothetical expenses are based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Expense Information

	Beginning Account Value 1/1/10	Actual Ending Account Value 6/30/10	Hypothetical Ending Account Value 6/30/10	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Investment Grade Bond
Initial Class	$1,000.00	$1,042.20	$1,021.12	$3.75	$3.71	0.74%
Service Class	1,000.00	1,041.80	1,019.89	5.01	4.96	0.99
Money Market
Initial Class	1,000.00	1,001.20	1,024.79	0.00	0.00	0.00
Service Class	1,000.00	1,000.00	1,023.80	0.99	1.00	0.20
Global Real Estate
Initial Class	1,000.00	927.00	1,019.34	5.26	5.51	1.10
Service Class	1,000.00	925.70	1,018.10	6.45	6.76	1.35
Davis Venture Value
Initial Class	1,000.00	928.40	1,020.48	4.16	4.36	0.87
Service Class	1,000.00	927.20	1,019.24	5.35	5.61	1.12
Oppenheimer Main Street Small Cap
Initial Class	1,000.00	985.80	1,019.84	4.92	5.01	1.00
Service Class	1,000.00	984.70	1,018.60	6.15	6.26	1.25

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year.

EXPENSE INFORMATION (Continued)

June 30, 2010 (Unaudited)

	Beginning Account Value 1/1/10	Actual Ending Account Value 6/30/10	Hypothetical Ending Account Value 6/30/10	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Oppenheimer Large Cap Core
Initial Class	$1,000.00	$952.70	$1,020.33	$4.36	$4.51	0.90%
Service Class	1,000.00	950.30	1,019.09	5.56	5.76	1.15
WMC Large Cap Growth
Initial Class	1,000.00	938.70	1,020.78	3.89	4.06	0.81
Service Class	1,000.00	937.00	1,019.54	5.09	5.31	1.06
WMC Blue Chip Mid Cap
Initial Class	1,000.00	989.30	1,019.84	4.93	5.01	1.00
Service Class	1,000.00	987.60	1,018.60	6.16	6.26	1.25
Lord Abbett Growth & Income
Initial Class	1,000.00	948.10	1,020.48	4.20	4.36	0.87
Service Class	1,000.00	948.10	1,019.24	5.41	5.61	1.12
Goldman Sachs Mid Cap Value
Initial Class	1,000.00	987.40	1,019.54	5.22	5.31	1.06
Service Class	1,000.00	984.90	1,018.30	6.45	6.56	1.31
Goldman Sachs Short Duration
Initial Class	1,000.00	1,018.10	1,021.57	3.25	3.26	0.65
Service Class	1,000.00	1,015.90	1,020.33	4.50	4.51	0.90
Columbia Small Cap Value
Initial Class	1,000.00	960.30	1,019.09	5.59	5.76	1.15
Service Class	1,000.00	959.30	1,017.85	6.80	7.00	1.40
PIMCO High Yield
Initial Class	1,000.00	1,038.50	1,021.08	3.79	3.76	0.75
Service Class	1,000.00	1,037.20	1,019.84	5.05	5.01	1.00
PIMCO Total Return
Initial Class	1,000.00	1,052.60	1,021.57	3.31	3.26	0.65
Service Class	1,000.00	1,051.30	1,020.33	4.58	4.51	0.90
Invesco Small Cap Growth
Initial Class	1,000.00	979.10	1,019.09	5.64	5.76	1.15
Service Class	1,000.00	979.10	1,017.85	6.87	7.00	1.40
AllianceBernstein International Value
Initial Class	1,000.00	838.10	1,021.08	3.42	3.76	0.75
Service Class	1,000.00	837.90	1,019.84	4.56	5.01	1.00
BlackRock Inflation Protected Bond
Initial Class	1,000.00	1,034.70	1,021.57	3.28	3.26	0.65
Service Class	1,000.00	1,033.50	1,020.33	4.54	4.51	0.90
Ibbotson Moderate Fund
Initial Class	1,000.00	994.50	1,023.80	0.99	1.00	0.20
Service Class	1,000.00	992.70	1,022.56	2.22	2.26	0.45
Ibbotson Balanced Fund
Initial Class	1,000.00	975.90	1,023.80	0.98	1.00	0.20
Service Class	1,000.00	975.00	1,022.56	2.20	2.26	0.45
Ibbotson Growth Fund
Initial Class	1,000.00	956.40	1,023.80	0.97	1.00	0.20
Service Class	1,000.00	955.50	1,022.56	2.18	2.26	0.45

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.1%
Airplanes Pass Through Trust, Series D (1) 10.88%, 3/15/12		$494	$—	**
SLM Student Loan Trust, Series 2008-5, Class A2 (2) 1.42%, 10/25/16		160	162,403
SLM Student Loan Trust, Series 2008-5, Class A4 (2) 2.02%, 7/25/23		215	225,832

Total Asset Backed Securities (Cost $636,775)			388,235

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A (2)(3) 0.90%, 2/25/48		1,835	1,841,921
JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1 (2) 4.10%, 10/25/33		1,201	1,186,877
JP Morgan Mortgage Trust, Series 2005-A5, Class TA1 (2) 5.43%, 8/25/35		849	850,098
MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A (2) 5.10%, 5/25/36		2,217	2,102,474
Wamu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1 (2) 2.73%, 1/25/35		1,290	1,271,970

Total Collateralized Mortgage Obligations (Cost $6,933,236)			7,253,340

	Country Code*	Principal Amount (000)	Value

COMMERCIAL MORTGAGE BACKED SECURITIES – 2.2%
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 2A3 (2) 3.63%, 9/25/33		$784	$764,419
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A3 5.79%, 9/11/42		1,000	1,086,621
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 (2) 5.40%, 7/15/44		750	790,456
Commercial Mortgage Asset Trust, Series 1999-C1, Class F (3) 6.25%, 1/17/32		400	331,364
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36		800	832,086
GS Mortgage Securities Corp., Series 2005-GG4, Class AJ 4.78%, 7/10/39		700	588,331
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5 Mortgage Certificate, Class A3 (2) 5.39%, 12/15/44		550	565,221
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM (2) 6.06%, 4/15/45		500	438,346

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Morgan Stanley Capital I, Series 2004-T15, Class B (2) 5.30%, 6/13/41		$1,500	$1,485,773

Total Commercial Mortgage Backed Securities (Cost $6,859,847)			6,882,617

CORPORATE DEBT OBLIGATIONS – 42.9%
AEROSPACE & DEFENSE – 1.0%
L-3 Communications Corp. 6.38%, 10/15/15		3,000	3,000,000

AUTOMOTIVE – 2.1%
American Honda Finance Corp. (3) 2.38%, 3/18/13		2,500	2,534,767
Ford Motor Credit Co. LLC (2) 3.05%, 1/13/12		2,000	1,942,500
Hyundai Capital Services (3) 6.00%, 5/5/15	KR	2,000	2,142,692

			6,619,959

BANKS – 9.7%
ANZ National (International) Ltd. (3) 2.38%, 12/21/12	NZ	2,500	2,532,235
Barclays Bank PLC 2.50%, 1/23/13	GB	3,000	2,987,853
Canadian Imperial Bank of Commerce (3) 2.00%, 2/4/13	CA	3,000	3,033,363
Capital One Capital III 7.69%, 8/15/36		700	658,000
Commonwealth Bank of Australia (3) 5.00%, 3/19/20	AU	2,500	2,586,695
Countrywide Financial Corp. 6.25%, 5/15/16		325	338,810
GMAC LLC 7.00%, 2/1/12		300	301,875
8.30%, 2/12/15 (3)		2,000	2,025,000

	Country Code*	Principal Amount (000)	Value

HSBC Bank PLC (3) 3.50%, 6/28/15	GB	$5,000	$5,048,100
Huntington Capital (2) 6.65%, 5/15/37		300	221,639
ICICI Bank, Ltd. (2)(3) 6.38%, 4/30/22	IN	300	276,003
Lloyds Banking Group PLC (2)(3) 5.92%, 10/1/15	GB	500	257,500
Merrill Lynch & Co., Inc. 5.70%, 5/2/17		400	401,209
Royal Bank of Scotland PLC (2) 0.77%, 9/29/15	GB	2,500	2,007,537
UBS AG 3.88%, 1/15/15	CH	2,200	2,189,110
UBS Preferred Funding Trust I (2) 8.62%, 10/1/10		2,200	2,148,388
Westpac Banking Corp. (2)(3) 0.84%, 4/8/13	AU	3,000	2,975,625

			29,988,942

BROKERAGE – 0.1%
Jefferies Group, Inc. 6.25%, 1/15/36		500	447,525

BUILDING MATERIALS – 0.1%
C10 Capital SPV., Ltd. (2)(3) 6.72%, 12/31/16	VG	650	422,988

CABLE – 0.2%
Time Warner Entertainment Co. 10.15%, 5/1/12		500	569,699

DIVERSIFIED – 0.5%
Hutchison Whampoa International Ltd. (3) 4.63%, 9/11/15	KY	1,480	1,544,285

ELECTRIC UTILITIES – 4.6%
Allegheny Energy Supply Co. LLC (3) 5.75%, 10/15/19		1,500	1,488,908
8.25%, 4/15/12		750	819,275
Ameren Corp. 8.88%, 5/15/14		2,000	2,318,474

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Centerpoint Energy, Inc. 6.50%, 5/1/18		$750	$829,519
Enel Finance International SA (3) 5.13%, 10/7/19	LU	2,000	2,008,910
Georgia Power Co. (2) 0.86%, 3/15/13		2,500	2,502,602
Nisource Finance Corp. 6.40%, 3/15/18		1,650	1,815,554
PSEG Energy Holdings, Inc. 8.50%, 6/15/11		200	205,463
Toledo Edison Co. 7.25%, 5/1/20		1,850	2,241,369

			14,230,074

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.3%
Jabil Circuit, Inc. 7.75%, 7/15/16		1,000	1,045,000

FINANCIALS – 2.3%
Allied Capital Corp. 6.00%, 4/1/12		500	505,414
Discover Financial Services 6.45%, 6/12/17		650	655,989
GATX Corp. 4.75%, 5/15/15		2,000	2,085,374
General Electric Capital Corp. 2.80%, 1/8/13		2,000	2,022,208
International Lease Finance Corp. (3) 8.63%, 9/15/15		2,000	1,895,000

			7,163,985

GAMING – 0.4%
Mashantucket Western Pequot Tribe (1)(3) 8.50%, 11/15/15		1,000	152,500
MGM Resorts International 11.13%, 11/15/17		1,000	1,102,500

			1,255,000

GAS & PIPELINE UTILITIES – 1.0%
Enterprise Products Operating LP (2) 7.03%, 1/15/68		1,000	920,000

	Country Code*	Principal Amount (000)	Value

Florida Gas Transmission Co. LLC (3) 7.90%, 5/15/19		$1,000	$1,170,239
Southern Union Co. (2) 7.20%, 11/1/66		380	336,775
TransCanada PipeLines, Ltd. (2) 6.35%, 5/15/67	CA	600	534,750

			2,961,764

HOME CONSTRUCTION – 0.2%
KB Home & Broad Home Corp. 6.38%, 8/15/11		650	659,750

INSURANCE – 3.8%
American International Group, Inc. 8.25%, 8/15/18		650	658,125
Assured Guaranty US Holdings, Inc. (2) 6.40%, 12/15/66		600	405,000
Humana, Inc. 6.45%, 6/1/16		500	543,187
Liberty Mutual Group, Inc. (3) 7.80%, 3/15/37		750	615,000
Metropolitan Life Global Funding I (2)(3) 0.70%, 7/13/11		3,000	2,996,763
New York Life Global Funding (3) 2.25%, 12/14/12		2,000	2,038,676
Northwestern Mutual Life Insurance Co. (3) 6.06%, 3/30/40		2,200	2,358,486
Prudential Financial, Inc. 3.63%, 9/17/12		2,000	2,059,944

			11,675,181

MACHINERY – 0.3%
Case New Holland, Inc. 7.75%, 9/1/13		1,000	1,022,500

MANUFACTURING – DIVERSIFIED – 1.6%
Ingersoll Rand Global Holding Co., Ltd. 9.50%, 4/15/14	BM	1,750	2,168,226

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Textron, Inc. 7.25%, 10/1/19		$2,500	$2,854,067

			5,022,293

METALS & MINING – 1.7%
ArcelorMittal 9.85%, 6/1/19	LU	1,137	1,420,842
Teck Resources, Ltd. 10.75%, 5/15/19	CA	2,500	3,063,250
United States Steel Corp. 6.05%, 6/1/17		700	665,000

			5,149,092

MULTIMEDIA – 0.8%
CBS Corp. 5.75%, 4/15/20		2,300	2,468,650

OIL & GAS – 1.0%
Shell International Finance BV 3.10%, 6/28/15	NL	3,000	3,046,425

OIL & GAS – EXPLORATION & PRODUCTION – 0.9%
Motiva Enterprises LLC (3) 6.85%, 1/15/40		2,500	2,857,162

OIL FIELD SERVICES – 0.7%
Pride International, Inc. 8.50%, 6/15/19		2,200	2,282,500

PAPER PRODUCTS – 0.4%
International Paper Co. 9.38%, 5/15/19		1,000	1,291,592

PIPELINES – 1.4%
El Paso Pipeline Partners Operating Co. LP 6.50%, 4/1/20		2,000	2,042,682
Williams Partners LP (3) 6.30%, 4/15/40		2,200	2,210,364

			4,253,046

REAL ESTATE INVESTMENT TRUSTS – 3.3%
Commercial Net Lease Realty 6.25%, 6/15/14		550	583,976

	Country Code*	Principal Amount (000)	Value

Dexus Finance Property, Ltd. (3) 7.13%, 10/15/14	AU	$2,000	$2,177,998
Prologis 6.63%, 5/15/18		750	714,586
Realty Income Corp. 6.75%, 8/15/19		2,000	2,207,238
Reckson Operating Partnership 5.15%, 1/15/11		700	702,450
Simon Property Group LP 5.75%, 5/1/12		550	581,433
10.35%, 4/1/19		750	998,291
Westfield Capital Corp. MULT (3) 5.13%, 11/15/14		2,000	2,093,554

			10,059,526

RETAIL – 0.9%
Controladora Comercial Mexicana S.A. de C.V. (1) 6.63%, 6/1/15	MX	600	359,944
QVC, Inc. (3) 7.13%, 4/15/17		2,500	2,450,000

			2,809,944

SOFTWARE – 0.3%
Fiserv, Inc. 6.80%, 11/20/17		700	769,409

TELECOMMUNICATIONS – 3.3%
America Movil SAB de C.V. (3) 5.00%, 3/30/20	MX	2,500	2,582,933
American Tower Corp. 4.63%, 4/1/15		2,000	2,080,474
New Communications Holdings, Inc. (3) 8.25%, 4/15/17		2,500	2,509,375
Sprint Capital Corp. 6.90%, 5/1/19		400	362,000
Telecom Italia Capital SpA 7.18%, 6/18/19	LU	2,500	2,691,532

			10,226,314

Total Corporate Debt Obligations (Cost $129,698,209)			132,842,605

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Country Code*	Principal Amount (000)	Value

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 1.0%
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 (2) 2.92%, 6/25/35	$39	$33,380
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 (2) 4.66%, 1/25/36	181	160,726
Residential Accredited Loans, Inc.,
3.39%, 7/25/35 (2)	807	568,483
5.50%, 9/25/33	8	7,875
Wamu Mortgage Pass Through Certificates, (2)
2.82%, 10/25/33	399	381,072
5.59%, 1/25/36	236	74,277
Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1 (2) 4.99%, 12/25/34	760	770,979
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2 (2) 4.47%, 7/25/34	1,162	1,161,592

Total Residential Non-Agency Mortgage Backed Securities (Cost $3,162,461)		3,158,384

U.S. GOVERNMENT GUARANTEED NOTES – 0.3%
TLGP GE Capital Corp. (2) 0.62%, 3/11/11 (Cost $1,000,000)	1,000	1,002,248

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 43.0%
Federal Home Loan Mortgage Corp.
2.73%, 8/1/32 (2)	35	36,724
4.50%, TBA	4,000	4,216,248
5.00%, 9/1/19	178	190,983
5.00%, 11/1/19	358	384,962
5.00%, TBA	33,900	35,793,608
5.50%, 10/1/17	90	97,269
5.50%, 11/1/17	180	193,919

	Country Code*	Principal Amount (000)	Value

5.50%, 6/1/33		$188	$202,749
5.50%, 9/1/37		745	800,728
5.50%, 5/1/38		121	130,181
5.50%, 2/1/39		231	248,573
6.00%, 1/1/17		61	66,031
6.00%, 2/1/29		12	13,378
6.00%, 8/1/37		443	481,121
6.50%, 10/1/16		34	37,120
6.50%, 11/1/16		4	4,292
6.50%, 9/1/34		239	264,388
7.00%, 11/1/29		17	19,577
7.00%, 1/1/31		6	6,919
7.00%, 4/1/31		4	4,039
7.00%, 8/1/31		78	88,528
7.50%, 3/1/30		4	4,234
7.50%, 12/1/30		16	18,550
Federal National Mortgage Association
4.00%, TBA		5,000	5,193,750
4.50%, 6/1/19		749	799,425
5.00%, 6/1/18		226	242,807
5.00%, 7/1/20		518	555,951
5.00%, 10/1/20		201	216,256
5.00%, 12/1/20		124	132,659
5.00%, 10/1/35		35	36,846
5.00%, 5/1/36		1,493	1,574,608
5.00%, 7/1/36		415	440,673
5.00%, 8/1/39		12,200	12,926,641
5.00%, TBA		28,000	29,623,132
5.50%, 3/1/22		169	182,632
5.50%, 12/1/32		777	838,659
5.50%, 6/1/35		756	813,070
5.50%, 8/1/35		473	508,779
5.50%, 6/1/37		1,238	1,330,254
5.50%, 11/1/38		6,754	7,259,868
6.00%, 12/1/13		2	1,944
6.00%, 11/1/16		11	11,810
6.00%, 1/25/32		892	982,054
6.00%, 12/1/36		446	485,141
6.00%, 11/1/37		378	410,714
6.00%, 10/1/38		236	256,121
8.00%, 8/1/30		3	3,413
Government National Mortgage Association
5.50%, 12/15/38		5,000	5,411,927
6.00%, 8/15/16		24	26,355
6.00%, TBA		300	326,906
6.50%, 9/15/31		46	51,939
6.50%, 3/15/32		37	40,692
6.50%, 9/15/32		77	85,523
6.50%, 10/15/32		119	132,372

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

7.00%, 12/15/14		$15	$16,110
7.00%, 2/15/28		15	17,493
7.50%, 3/15/30		3	3,429
7.50%, 9/15/30		12	13,224
U.S. Treasury Inflation Indexed Bonds
1.88%, 7/15/13		1,187	1,255,456
2.00%, 1/15/14		6,194	6,598,489
U.S. Treasury Notes 2.38%, 3/31/16		5,000	5,073,830
4.25%, 11/15/14		5,000	5,568,360
4.25%, 11/15/17		500	561,680

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $129,374,837)			133,315,113

SHORT TERM INVESTMENTS – 31.3%
COMMERCIAL PAPER (4) – 20.1%
AT&T, Inc. (3) 0.17%, 7/7/10		1,200	1,199,966
Bank of Montreal 0.28%, 7/16/10	CA	2,000	1,999,767
Barclays U.S. Funding LLC 0.18%, 7/7/10		3,230	3,229,903
BlackRock, Inc. (3) 0.31%, 7/9/10		4,000	3,999,724
Hewlett-Packard Co. (3)
0.18%, 7/14/10		5,000	4,999,675
0.19%, 7/20/10		1,450	1,449,855
International Business Machines Corp. (3) 0.18%, 7/1/10		7,000	7,000,000
JPMorgan Chase & Co. 0.25%, 7/1/10		2,000	2,000,000
Nestle Capital Corp. (3) 0.25%, 7/12/10	LU	4,540	4,539,653
Nestle Finance International Ltd. 0.41%, 8/26/10	LU	2,700	2,698,278
Pepsico, Inc. (3) 0.11%, 7/27/10		1,265	1,264,900
0.21%, 7/23/10		5,500	5,499,294
Procter & Gamble International Funding SCA (3) 0.18%, 7/15/10	LU	6,650	6,649,535
Rabobank USA Financial Corp. 0.35%, 8/2/10		3,588	3,586,884

	Country Code*	Principal Amount (000)	Value

Thunder Bay Funding LLC (3) 0.25%, 7/7/10		$4,000	$3,999,833
Toyota Motor Credit Corp. 0.33%, 7/29/10		2,225	2,224,429
Wal-Mart Stores, Inc. (3) 0.17%, 7/12/10		5,750	5,749,701

Total Commercial Paper (Amortized cost $62,091,397)			62,091,397

FOREIGN GOVERNMENT OBLIGATIONS (4) – 6.3%
Canadian Wheat Board 0.20%, 7/22/10	CA	8,000	7,999,067
Export Development Canada 0.19%, 8/6/10	CA	1,000	999,810
Province of British Columbia 0.23%, 10/12/10	CA	3,000	2,997,630
Province of Ontario 0.20%, 7/6/10	CA	2,000	1,999,944
Province of Quebec (3) 0.24%, 8/9/10	CA	5,570	5,568,552

Total Foreign Government Obligations (Cost $19,565,399)			19,565,003

		Shares
MUTUAL FUNDS – 4.9%
Federated Prime Obligation Fund		7,331,437	7,331,437
State Street Institutional Liquid Reserves Fund		7,929,984	7,929,984

Total Mutual Funds (Cost $15,261,421)			15,261,421

Total Short Term Investments (Cost $96,918,217)			96,917,821

TOTAL INVESTMENTS – 123.1%
(Cost $374,583,582)			381,760,363
Liabilities in excess of other assets – (23.1)%			(71,753,322)

NET ASSETS – 100.0%			$310,007,041

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

FDIC	Federal Deposit Insurance Corporation
MULT	Multinational
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $75,153,644 which represents approximately 24.2% of net assets.
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
BM	Bermuda
CA	Canada
CH	Switzerland
GB	Great Britain
IN	India
KR	Korea, Republic of
KY	Cayman Islands
LU	Luxembourg
MX	Mexico
NL	Netherlands
NZ	New Zealand
VG	British Virgin Islands

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Security is fair valued by management.
(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $111,898,369, representing 36.1% of net assets.
(4)	Interest rates represent annualized yield at date of purchase.
(5)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Asset Backed Securities	$—	$388,235	$—	*	$388,235
Collateralized Mortgage Obligations	—	7,253,340	—		7,253,340
Commercial Mortgage Backed Securities	—	6,882,617	—		6,882,617
Corporate Debt Obligations (a)	—	132,842,605	—		132,842,605
Residential Non-Agency Mortgage Backed Securities	—	3,158,384	—		3,158,384
U.S. Government Guaranteed Notes	—	1,002,248	—		1,002,248
U.S. Treasury and U.S. Government Agency Obligations	19,057,815	114,257,298	—		133,315,113

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Short Term Investments
Commercial Paper	$—	$62,091,397	$—		$62,091,397
Foreign Government Obligations	—	19,565,003	—		19,565,003
Mutual Funds	15,261,421	—	—		15,261,421

Total Short Term Investments	15,261,421	81,656,400	—		96,917,821

Total Investments	$34,319,236	$347,441,127	$—	*	$381,760,363

†	See Note 2b in the Notes to Financial Statements for additional information.
*	The only investment held by the Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2009, and June 30, 2010.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL PAPER (1) – 43.2%
AT&T, Inc. (2) 0.17%, 7/7/10		$4,500	$4,499,872
Bank of America Corp. 0.37%, 8/6/10		1,300	1,299,519
Bank of Montreal 0.20%, 8/2/10	CA	2,000	1,999,644
0.28%, 7/16/10	CA	3,000	2,999,650
Barclays U.S. Funding LLC 0.35%, 7/9/10		3,710	3,709,711
0.37%, 8/9/10		1,680	1,679,327
BlackRock, Inc. (2) 0.24%, 7/1/10		3,600	3,600,000
0.31%, 7/9/10		1,000	999,931
Caterpillar Financial Services Corp. 0.30%, 9/9/10		2,500	2,498,542
Coca-Cola Co. (2) 0.24%, 9/1/10		2,700	2,698,884
0.25%, 7/19/10		2,300	2,299,712
0.29%, 8/24/10		2,000	1,999,130
Hewlett-Packard Co. (2) 0.18%, 7/14/10		3,450	3,449,776
0.19%, 7/20/10		3,550	3,549,644
HSBC Finance Corp. 0.38%, 8/30/10		5,000	4,996,833
JPMorgan Chase & Co. 0.25%, 7/1/10		4,000	4,000,000
0.25%, 7/8/10		1,500	1,499,927
Nestle Capital Corp. (2) 0.25%, 7/12/10	LU	5,000	4,999,618
Nestle Finance International Ltd. 0.32%, 9/7/10	LU	1,000	999,396
0.41%, 8/26/10	LU	1,000	999,362
Pepsico, Inc. (2) 0.11%, 7/27/10		2,000	1,999,841
0.13%, 8/10/10		2,800	2,799,596
0.21%, 7/23/10		2,200	2,199,718
Philip Morris International, Inc. (2) 0.12%, 7/2/10		3,400	3,399,989
Procter & Gamble International Funding SCA (2) 0.18%, 7/15/10	LU	3,500	3,499,755
0.23%, 7/15/10	LU	3,000	2,999,732

	Country Code*	Principal Amount (000)	Value

Rabobank USA Financial Corp. 0.35%, 8/2/10		$1,565	$1,564,513
State Street Corp. 0.35%, 7/19/10		5,000	4,999,125
Thunder Bay Funding LLC (2) 0.25%, 7/7/10		2,800	2,799,883
0.32%, 7/14/10		1,400	1,399,838
UBS Finance Delaware LLC 0.31%, 8/9/10		3,285	3,283,897
Wal-Mart Stores, Inc. (2) 0.09%, 7/23/10		3,400	3,399,813

Total Commercial Paper (Amortized Cost $89,124,178)			89,124,178

FOREIGN GOVERNMENT OBLIGATIONS (1) – 16.5%
Canadian Wheat Board 0.20%, 7/22/10	CA	7,000	6,999,183
Export Development Canada 0.12%, 7/15/10	CA	5,000	4,999,767
0.19%, 8/6/10	CA	1,800	1,799,658
Province of British Columbia 0.23%, 10/12/10	CA	3,000	2,998,026
0.37%, 11/30/10	CA	3,000	2,995,313
0.40%, 10/12/10	CA	1,000	998,855
Province of Ontario 0.20%, 7/6/10	CA	2,000	1,999,944
0.23%, 7/6/10	CA	3,885	3,884,876
Province of Quebec (2) 0.22%, 7/28/10	CA	1,820	1,819,700
0.24%, 8/9/10	CA	3,540	3,539,080
0.25%, 9/2/10	CA	2,000	1,999,125

Total Foreign Government Obligations (Amortized cost $34,033,527)			34,033,527

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (1) – 6.2%
European Investment Bank SNAT 0.25%, 9/8/10		7,000	6,996,646
KFW International Finance, Inc. (2) 0.21%, 7/7/10	DE	5,733	5,732,799

Total Foreign Government Sponsored Commercial Paper (Amortized cost $12,729,445)			12,729,445

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

U.S. GOVERNMENT GUARANTEED NOTES – 11.6%
TLGP Bank of America NA (3) 0.38%, 7/29/10	$5,000	$5,000,000
TLGP GE Capital Corp. (3) 0.62%, 3/11/11	7,000	7,000,000
TLGP Goldman Sachs Group, Inc. (3) 0.62%, 3/15/11	12,000	12,000,000

Total U.S. Government Guaranteed Notes (Amortized cost $24,000,000)		24,000,000

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (1) – 14.2%
Federal Home Loan Mortgage Corp. Discount Note
0.17%, 7/7/10	4,690	4,689,871
Federal National Mortgage Association Discount Notes
0.18%, 7/9/10	3,000	2,999,880
0.23%, 7/1/10	4,515	4,515,000

	Principal Amount (000)	Value

U.S. Treasury Bills
0.09%, 9/16/10	$7,000	$6,998,712
0.13%, 9/2/10	2,730	2,729,403
0.15%, 8/19/10	3,900	3,899,199
0.15%, 8/26/10	1,500	1,499,662
0.16%, 8/26/10	2,000	1,999,499

Total U.S. Treasury and U.S. Government Agency Obligations (Amortized cost $29,331,226)		29,331,226

	Shares
MUTUAL FUNDS – 7.9%
Federated Prime Obligation Fund	9,863,012	9,863,012
State Street Institutional Liquid Reserves Fund	6,325,966	6,325,966

Total Mutual Funds (Cost $16,188,978)		16,188,978

TOTAL INVESTMENTS – 99.6%
(Cost $205,407,354)		205,407,354
Other assets less liabilities – 0.4%		858,877

NET ASSETS – 100.0%		$206,266,231

SNAT	Supranational
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

CA	Canada
DE	Germany
LU	Luxembourg

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Interest rates represent annualized yield at date of purchase.
(2)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $65,685,436, representing 31.8% of net assets.
(3)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper	$—	$89,124,178	$—	$89,124,178
Foreign Government Obligations	—	34,033,527	—	34,033,527
Foreign Government Sponsored Commercial Paper	—	12,729,445	—	12,729,445
U.S. Government Guaranteed Notes	—	24,000,000	—	24,000,000
U.S. Treasury and U.S. Government Agency Obligations	—	29,331,226	—	29,331,226
Mutual Funds	16,188,978	—	—	16,188,978

Total Investments	$16,188,978	$189,218,376	$—	$205,407,354

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.8%
PAPER & FOREST PRODUCTS – 1.8%
Weyerhaeuser Co.		112,231	$3,950,531

REAL ESTATE INVESTMENT TRUSTS – 75.7%
DIVERSIFIED – 11.1%
British Land Co. PLC	GB	422,497	2,729,093
CapLease, Inc.		510,892	2,355,212
Cousins Properties, Inc.		281,757	1,899,042
Entertainment Properties Trust		88,676	3,375,895
Land Securities Group PLC	GB	405,044	3,352,047
Stockland	AU	1,777,031	5,515,224
Vornado Realty Trust		64,576	4,710,819

			23,937,332

INDUSTRIAL – 6.4%
DuPont Fabros Technology, Inc.		146,906	3,608,011
Goodman Group	AU	8,062,011	4,264,081
Segro PLC	GB	1,600,271	6,033,705

			13,905,797

MORTGAGE – 1.3%
Starwood Property Trust, Inc.		165,951	2,812,869

OFFICE – 14.8%
Alexandria Real Estate Equities, Inc.		26,068	1,651,929
BioMed Realty Trust, Inc.		329,546	5,302,395
Boston Properties, Inc.		31,370	2,237,936
Digital Realty Trust, Inc.		81,784	4,717,301
Douglas Emmett, Inc.		95,430	1,357,015
Duke Realty Corp.		134,146	1,522,557
Lexington Corporate Properties Trust		361,200	2,170,812
Mack-Cali Realty Corp.		103,700	3,083,001
Nippon Building Fund, Inc.	JP	684	5,427,215
Parkway Properties, Inc.		242,387	3,531,579

	Country Code**	Shares	Value

SL Green Realty Corp.		20,511	$1,128,925

			32,130,665

RESIDENTIAL – 5.3%
Equity Lifestyle Properties, Inc.		67,413	3,251,329
Equity Residential Properties Trust		30,059	1,251,657
Home Properties, Inc.		73,303	3,303,766
Mid-America Apartment Communities, Inc.		69,586	3,581,591

			11,388,343

RETAIL – 28.9%
CFS Retail Property Trust	AU	2,445,706	3,865,779
Corio NV	NL	71,592	3,476,577
Federal Realty Investment Trust		17,027	1,196,487
Hammerson PLC	GB	798,252	4,069,262
Japan Retail Fund Investment Corp.	JP	3,666	4,464,922
Kimco Realty Corp.		123,370	1,658,093
Klepierre	FR	95,296	2,632,933
Mercialys	FR	123,449	3,502,086
Simon Property Group, Inc.		111,239	8,982,549
The Link REIT	HK	3,584,806	8,895,224
Unibail-Rodamco	FR	49,145	8,009,754
Westfield Group	AU	1,173,042	11,920,172

			62,673,838

SPECIALIZED – 7.9%
Big Yellow Group PLC	GB	282,340	1,240,038
Medical Properties Trust, Inc.		398,472	3,761,576
Nationwide Health Properties, Inc.		32,515	1,163,062
Plum Creek Timber Co., Inc.		85,671	2,958,220
Public Storage		50,605	4,448,685
Ventas, Inc.		73,128	3,433,360

			17,004,941

			163,853,785

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 21.3%
DIVERSIFIED REAL ESTATE ACTIVITIES – 14.6%
Beni Stabili S.p.A	IT	952,992	$722,773
Capitaland Ltd.	SG	1,338,428	3,412,912
Hang Lung Properties, Ltd.	HK	902,375	3,468,706
Mitsubishi Estate Co. Ltd.	JP	356,563	4,963,950
Mitsui Fudosan Co., Ltd.	JP	342,462	4,766,546
Sun Hung Kai Properties, Ltd.	HK	726,936	9,950,814
Tokyo Theatres Co., Inc.	JP	400,510	1,234,253
Wharf Holdings, Ltd.	HK	649,931	3,177,518

			31,697,472

REAL ESTATE OPERATING COMPANIES – 6.7%
Atrium European Real Estate Ltd.	JE	1,152,975	4,960,130
BR Malls Participacoes SA	BR	348,253	4,534,042

	Country Code**	Shares	Value

NTT Urban Development Corp.	JP	1,987	$1,578,555
PSP Swiss Property AG*	CH	55,466	3,317,717

			14,390,444

			46,087,916

Total Common Stocks (Cost $198,477,620)			213,892,232

SHORT TERM INVESTMENTS – 3.0%
MUTUAL FUNDS – 3.0%
Federated Prime Obligation Fund		6,269,910	6,269,910
State Street Institutional Liquid Reserves Fund		362,685	362,685

Total Short Term Investments (Cost $6,632,595)			6,632,595

TOTAL INVESTMENTS – 101.8%
(Cost $205,110,215)			220,524,827
Liabilities in excess of other assets – (1.8)%			(3,995,363)

NET ASSETS – 100.0%			$216,529,464

REIT	Real Estate Investment Trust

AU	Australia
BR	Brazil
CH	Switzerland
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JE	Jersey
JP	Japan
NL	Netherlands
SG	Singapore

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

Distributions of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

United States	43.9%
Australia	11.8
Hong Kong	11.8
Japan	10.4
Great Britain	8.0
France	6.5
Jersey	2.3
Brazil	2.1
Other (individually less than 2%)	5.0

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Paper & Forest Products	$3,950,531	$—	$—	$3,950,531
Real Estate Investment Trusts
Diversified	12,340,968	11,596,364	—	23,937,332
Industrial	3,608,011	10,297,786	—	13,905,797
Mortgage	2,812,869	—	—	2,812,869
Office	26,703,450	5,427,215	—	32,130,665
Residential	11,388,343	—	—	11,388,343
Retail	11,837,129	50,836,709	—	62,673,838
Specialized	15,764,903	1,240,038	—	17,004,941

Total Real Estate Investment Trusts	84,455,673	79,398,112	—	163,853,785

Real Estate Management & Development
Diversified Real Estate Activities	—	31,697,472	—	31,697,472
Real Estate Operating Companies	4,534,042	9,856,402	—	14,390,444

Total Real Estate Management & Development	4,534,042	41,553,874	—	46,087,916

Total Common Stocks	92,940,246	120,951,986	—	213,892,232

Short Term Investments
Mutual Funds	6,632,595	—	—	6,632,595

Total Investments	$99,572,841	$120,951,986	$—	$220,524,827

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 93.8%
AIR FREIGHT & LOGISTICS – 0.2%
United Parcel Services, Inc., Class B		14,440	$821,492

AUTOMOBILES – 1.1%
Harley-Davidson, Inc.		204,946	4,555,950

BEVERAGES – 3.8%
Diageo PLC ADR	GB	92,397	5,796,988
Heineken Holding NV	NL	131,759	4,813,443
The Coca-Cola Co.		103,010	5,162,861

			15,773,292

CAPITAL MARKETS – 5.6%
Ameriprise Financial, Inc.		79,005	2,854,450
Bank of New York Mellon Corp.		416,010	10,271,287
GAM Holding, Ltd.*	CH	199,500	2,155,901
Julius Baer Group, Ltd.	CH	204,200	5,822,270
The Goldman Sachs Group, Inc.		17,221	2,260,601

			23,364,509

CHEMICALS – 0.8%
Monsanto Co.		33,540	1,550,219
Potash Corp. of Saskatchewan, Inc.	CA	10,045	866,281
Praxair, Inc.		9,500	721,905

			3,138,405

COMMERCIAL BANKS – 4.6%
Wells Fargo & Co.		749,723	19,192,909

COMMERCIAL SERVICES & SUPPLIES – 2.0%
Iron Mountain, Inc.		318,564	7,154,947
Visa, Inc., Class A		16,790	1,187,893

			8,342,840

COMPUTERS & PERIPHERALS – 1.5%
Hewlett-Packard Co.		147,380	6,378,606

CONSTRUCTION MATERIALS – 0.4%
Martin Marietta Materials, Inc.		4,800	407,088
Vulcan Materials Co.		26,549	1,163,643

			1,570,731

	Country Code**	Shares	Value

CONSUMER FINANCE – 4.5%
American Express Co.		472,475	$18,757,257

CONTAINERS & PACKAGING – 2.2%
Sealed Air Corp.		465,033	9,170,451

DIVERSIFIED CONSUMER SERVICES – 0.0% +
H&R Block, Inc.		6,011	94,313

DIVERSIFIED FINANCIAL SERVICES – 0.8%
JP Morgan Chase & Co.		12,536	458,943
Moody’s Corp.		134,196	2,673,184

			3,132,127

ELECTRICAL EQUIPMENT – 0.5%
ABB Ltd. ADR*	CH	105,500	1,823,040

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.9%
Agilent Technologies, Inc.*		126,738	3,603,161

ENERGY EQUIPMENT & SERVICES – 0.6%
Schlumberger, Ltd.	AN	3,500	193,690
Transocean, Ltd.*	CH	49,382	2,287,868

			2,481,558

FOOD & STAPLES RETAILING – 7.9%
Costco Wholesale Corp.		359,300	19,700,419
CVS Caremark Corp.		448,052	13,136,885

			32,837,304

FOOD PRODUCTS – 1.3%
Mead Johnson Nutrition Co., Class A		36,996	1,854,239
Nestle SA	CH	12,300	593,092
The Hershey Co.		30,710	1,471,930
Unilever NV	NL	55,250	1,509,430

			5,428,691

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%
Baxter International Inc.		51,500	2,092,960
Becton, Dickinson and Co.		57,700	3,901,674
CareFusion Corp.*		14,838	336,823

			6,331,457

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE PROVIDERS & SERVICES – 1.7%
Cardinal Health, Inc.		6,486	$217,994
Express Scripts, Inc.*		146,090	6,869,152

			7,087,146

HOUSEHOLD DURABLES – 0.1%
Hunter Douglas NV	AN	14,850	542,372

HOUSEHOLD PRODUCTS – 1.7%
The Procter & Gamble Co.		119,205	7,149,916

INDUSTRIAL CONGLOMERATES – 0.7%
Tyco International Ltd.	CH	84,922	2,991,802

INSURANCE – 10.9%
Berkshire Hathaway, Inc., Class A*		134	16,080,000
Fairfax Financial Holdings Ltd.	CA	4,700	1,742,337
Fairfax Financial Holdings Ltd. (1)	CA	1,960	717,829
Loews Corp.		332,015	11,059,420
Markel Corp.*		1,263	429,420
The Progressive Corp.		584,224	10,936,673
Transatlantic Holdings, Inc.		93,120	4,466,035

			45,431,714

INTERNET & CATALOG RETAIL – 0.3%
Amazon.com, Inc.*		2,770	302,650
Liberty Media Corp. – Interactive, Series A*		101,782	1,068,711

			1,371,361

INTERNET SOFTWARE & SERVICES – 0.8%
Google, Inc., Class A*		7,730	3,439,463

MARINE – 1.0%
China Shipping Development Co., Ltd.	CN	899,800	1,135,146
Kuehne & Nagel International AG	CH	27,986	2,880,845

			4,015,991

MEDIA – 2.2%
Grupo Televisa SA ADR	MX	105,956	1,844,694
Liberty Media-Starz, Series A*		8,277	429,079

	Country Code**	Shares	Value

News Corp., Class A		273,505	$3,271,120
The Walt Disney Co.		113,840	3,585,960

			9,130,853

METALS & MINING – 0.9%
BHP Billiton PLC	GB	74,400	1,929,084
Rio Tinto PLC	GB	40,472	1,777,303

			3,706,387

OIL, GAS & CONSUMABLE FUELS – 15.6%
Canadian Natural Resources, Ltd.	CA	295,802	9,829,500
China Coal Energy Co.	CN	2,077,300	2,584,673
ConocoPhillips		2,150	105,544
Devon Energy Corp.		214,231	13,050,953
EOG Resources, Inc.		177,433	17,454,084
Occidental Petroleum Corp.		253,640	19,568,326
OGX Petroleo e Gas Participacoes SA*	BR	246,100	2,279,663

			64,872,743

PAPER & FOREST PRODUCTS – 0.9%
Sino-Forest Corp.*	CA	259,330	3,685,748
Sino-Forest Corp.* (1)	CA	6,300	89,539

			3,775,287

PERSONAL PRODUCTS – 0.2%
Natura Cosmeticos SA	BR	28,600	633,795

PHARMACEUTICALS – 7.4%
Johnson & Johnson		182,220	10,761,913
Merck & Co., Inc.		360,465	12,605,461
Pfizer, Inc.		514,960	7,343,330

			30,710,704

PROFESSIONAL SERVICES – 0.2%
The Dun & Bradstreet Corp.		9,300	624,216

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.2%
Brookfield Asset Management, Inc.	CA	105,400	2,384,148
Hang Lung Group, Ltd.	HK	512,900	2,731,428

			5,115,576

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.6%
Texas Instruments, Inc.		285,975	$6,657,498

SOFTWARE – 1.5%
Activision Blizzard, Inc.		197,420	2,070,936
Microsoft Corp.		177,000	4,072,770

			6,143,706

SPECIALTY RETAIL – 2.2%
Bed Bath & Beyond, Inc.*		156,180	5,791,155
CarMax, Inc.*		159,387	3,171,801

			8,962,956

TOBACCO – 1.0%
Philip Morris International, Inc.		88,728	4,067,292

TRANSPORTATION INFRASTRUCTURE – 1.1%
China Merchants Holdings International Co., Ltd.	HK	1,215,591	3,997,507
Cosco Pacific Ltd.	BM	412,916	489,423
LLX Logistica SA*	BR	58,500	238,537

			4,725,467

	Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
America Movil SAB de C.V. ADR, Series L	MX	34,550	$1,641,125

Total Common Stocks (Cost $369,643,633)			389,595,463

		Principal Amount (000)
CORPORATE DEBT OBLIGATIONS – 0.3%
AUTOMOBILES – 0.3%
	Harley-Davidson, Inc. 15.00%, 2/1/14 (Cost $1,000,000)	$1,000	1,324,879

SHORT TERM INVESTMENTS – 6.3%
COMMERCIAL PAPER (2) – 6.3%
	BNP Paribas Finance, Inc. 0.01%, 7/1/10	6,090	6,090,000
	Intesa Funding LLC 0.37%, 7/1/10	10,000	10,000,000
	0.23%, 7/2/10	9,929	9,928,937

Total Short Term Investments (Amortized cost $26,018,937)			26,018,937

TOTAL INVESTMENTS – 100.4%
	(Cost $396,662,570)		416,939,279
	Liabilities in excess of other assets – (0.4)%		(1,550,581)

	NET ASSETS – 100.0%		$415,388,698

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
GB	Great Britain
HK	Hong Kong
MX	Mexico
NL	Netherlands

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $807,368, representing 0.2% of net assets.
(2)	Interest rates represent annualized yield at date of purchase.
(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Air Freight & Logistics	$821,492	$—	$—	$821,492
Automobiles	4,555,950	—	—	4,555,950
Beverages	10,959,849	4,813,443	—	15,773,292
Capital Markets	15,386,338	7,978,171	—	23,364,509
Chemicals	3,138,405	—	—	3,138,405
Commercial Banks	19,192,909	—	—	19,192,909
Commercial Services & Supplies	8,342,840	—	—	8,342,840
Computers & Peripherals	6,378,606	—	—	6,378,606
Construction Materials	1,570,731	—	—	1,570,731
Consumer Finance	18,757,257	—	—	18,757,257
Containers & Packaging	9,170,451	—	—	9,170,451
Diversified Consumer Services	94,313	—	—	94,313
Diversified Financial Services	3,132,127	—	—	3,132,127
Electrical Equipment	1,823,040	—	—	1,823,040
Electronic Equipment, Instruments & Components	3,603,161	—	—	3,603,161
Energy Equipment & Services	2,481,558	—	—	2,481,558
Food & Staples Retailing	32,837,304	—	—	32,837,304
Food Products	4,835,599	593,092	—	5,428,691
Health Care Equipment & Supplies	6,331,457	—	—	6,331,457
Health Care Providers & Services	7,087,146	—	—	7,087,146
Household Durables	—	542,372	—	542,372
Household Products	7,149,916	—	—	7,149,916
Industrial Conglomerates	2,991,802	—	—	2,991,802
Insurance	45,431,714	—	—	45,431,714
Internet & Catalog Retail	1,371,361	—	—	1,371,361
Internet Software & Services	3,439,463	—	—	3,439,463
Marine	—	4,015,991	—	4,015,991
Media	9,130,853	—	—	9,130,853
Metals & Mining	—	3,706,387	—	3,706,387

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil, Gas & Consumable Fuels	$62,288,070	$2,584,673	$—	$64,872,743
Paper & Forest Products	3,685,748	89,539	—	3,775,287
Personal Products	633,795	—	—	633,795
Pharmaceuticals	30,710,704	—	—	30,710,704
Professional Services	624,216	—	—	624,216
Real Estate Management & Development	2,384,148	2,731,428	—	5,115,576
Semiconductors & Semiconductor Equipment	6,657,498	—	—	6,657,498
Software	6,143,706	—	—	6,143,706
Specialty Retail	8,962,956	—	—	8,962,956
Tobacco	4,067,292	—	—	4,067,292
Transportation Infrastructure	238,537	4,486,930	—	4,725,467
Wireless Telecommunication Services	1,641,125	—	—	1,641,125

Total Common Stocks	358,053,437	31,542,026	—	389,595,463

Corporate Debt Obligations
Automobiles	—	1,324,879	—	1,324,879
Short Term Investments
Commercial Paper	—	26,018,937	—	26,018,937

Total Investments	$358,053,437	$58,885,842	$—	$416,939,279

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.1%
AEROSPACE & DEFENSE – 1.8%
AAR Corp.*		3,860	$64,616
BE Aerospace, Inc.*		69,125	1,757,849
Ceradyne, Inc.*		13,512	288,752
Cubic Corp.		6,774	246,438
GenCorp, Inc.*		25,590	112,084
Teledyne Technologies, Inc.*		600	23,148
Triumph Group, Inc.		6,829	455,016

			2,947,903

AIR FREIGHT & LOGISTICS – 0.8%
Atlas Air Worldwide Holdings, Inc.*		3,572	169,670
HUB Group, Inc.*		40,243	1,207,692

			1,377,362

AIRLINES – 0.3%
Alaska Air Group, Inc.*		2,390	107,431
Allegiant Travel Co.		4,880	208,327
Hawaiian Holdings, Inc.*		31,448	162,586
Pinnacle Airlines Corp.*		6,850	37,264
UAL Corp.*		1,500	30,840

			546,448

AUTO COMPONENTS – 0.6%
ATC Technology Corp.*		12,518	201,790
Cooper Tire & Rubber Co.		10,024	195,468
Dana Holding Corp.*		59,650	596,500
Standard Motor Products, Inc.		6,746	54,440

			1,048,198

BEVERAGES – 0.1%
Cott Corp.*	CA	21,464	124,921

BIOTECHNOLOGY – 1.3%
Acorda Therapeutics, Inc.*		13,285	413,296
Cubist Pharmaceuticals, Inc.*		13,870	285,722
Emergent Biosolutions, Inc.*		2,800	45,752
Martek Biosciences Corp.*		15,829	375,306

	Country Code**	Shares	Value

PDL BioPharma, Inc.		40,973	$230,268
Savient Pharmaceuticals, Inc.*		56,538	712,379
Sinovac Biotech, Ltd.*	AG	9,916	45,911
Vanda Pharmaceuticals, Inc.*		5,020	33,182

			2,141,816

BUILDING PRODUCTS – 0.3%
Aaon, Inc.		6,543	152,517
Ameron International Corp.		1,903	114,808
Apogee Enterprises, Inc.		12,061	130,621
Quanex Building Products Corp.		400	6,916

			404,862

CAPITAL MARKETS – 3.7%
American Capital, Ltd.*		33,800	162,916
Apollo Investment Corp.		19,374	180,759
Ares Capital Corp.		88,207	1,105,234
BGC Partners, Inc.		18,396	94,004
BlackRock Kelso Capital Corp.		21,496	212,165
Calamos Asset Management, Inc.		3,350	31,088
Fifth Street Finance Corp.		46,500	512,895
Gladstone Capital Corp.		14,760	159,556
Gladstone Investment Corp.		10,014	58,382
Hercules Technology Growth Capital, Inc.		12,870	118,533
Investment Technology Group, Inc.*		4,560	73,234
Knight Capital Group, Inc.*		50,673	698,781
LaBranche & Co., Inc.*		18,080	77,382
MCG Capital Corp.		23,271	112,399
MF Global Holdings Ltd.*		123,534	705,379
optionsXpress Holdings, Inc.*		41,730	656,830
PennantPark Investment Corp.		14,779	141,139
Rodman & Renshaw Capital Group, Inc.*		25,346	72,490

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Stifel Financial Corp.*		12,204	$529,531
TICC Capital Corp.		11,670	98,028
Triangle Capital Corp.		3,976	56,539
W.P. Carey & Co., LLC		4,910	135,712

			5,992,976

CHEMICALS – 1.9%
Ashland, Inc.		5,963	276,803
Cytec Industries, Inc.		16,944	677,591
Hawkins, Inc.		5,991	144,263
Innophos Holdings, Inc.		16,145	421,062
Innospec, Inc.*		3,368	31,592
KMG Chemicals, Inc.		3,872	55,602
Koppers Holdings, Inc.		940	21,131
Minerals Technologies, Inc.		5,573	264,941
NewMarket Corp.		2,156	188,262
OM Group, Inc.*		5,340	127,412
Omnova Solutions, Inc.*		14,714	114,916
PolyOne Corp.*		22,572	190,056
Schulman A, Inc.		12,293	233,075
Stepan Chemical Co.		1,861	127,348
W.R. Grace & Co.*		8,322	175,095

			3,049,149

COMMERCIAL BANKS – 2.9%
Alliance Financial Corp.		1,861	51,736
Banco Latinoamericano de Comercio Exterior SA, Class E	PA	15,121	188,861
Banco Macro SA ADR	AR	7,227	212,835
BanColombia SA ADR	CO	4,814	241,326
BBVA Banco Frances SA ADR	AR	7,364	46,541
Cass Information Systems, Inc.		551	18,872
Century Bancorp, Inc., Class A		2,150	47,386
City Holding Co.		2,880	80,294
First Midwest Bancorp, Inc.		41,940	509,990
FirstMerit Corp.		24,710	423,282
Hancock Holding Co.		21,728	724,846
IBERIABANK Corp.		17,948	923,963
International Bancshares Corp.		11,149	186,077
National Bankshares, Inc.		1,636	39,640

	Country Code**	Shares	Value

Northrim Bancorp, Inc.		3,078	$47,648
Synovus Financial Corp.		221,570	562,788
Westamerica Bancorporation		9,004	472,890

			4,778,975

COMMERCIAL SERVICES & SUPPLIES – 2.5%
American Reprographics Co.*		20,039	174,941
Comfort Systems USA, Inc.		19,317	186,602
Consolidated Graphics, Inc.*		4,284	185,240
Courier Corp.		758	9,255
Deluxe Corp.		20,692	387,975
Ennis, Inc.		8,442	126,714
G&K Services, Inc.		6,094	125,841
Korn/Ferry International*		12,500	173,750
Layne Christensen Co.*		1,470	35,677
M&F Worldwide Corp.*		4,404	119,348
PHH Corp.*		7,980	151,939
R.R. Donnelley & Sons Co.		13,626	223,058
Resources Global Professionals*		28,063	381,657
School Specialty, Inc.*		17,612	318,249
Teletech Holdings, Inc.*		21,838	281,492
Trueblue, Inc.*		18,260	204,329
United Stationers, Inc.*		1,570	85,518
Waste Connections, Inc.*		26,866	937,355

			4,108,940

COMMUNICATIONS EQUIPMENT – 3.0%
ADC Telecommunications, Inc.*		11,600	85,956
Arris Group, Inc.*		107,557	1,096,006
Black Box Corp.		6,594	183,907
Blue Coat Systems, Inc.*		78,774	1,609,353
CommScope, Inc.*		1,300	30,901

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Comtech Telecommunications Corp.*		34,154	$1,022,229
Dycom Industries, Inc.*		26,488	226,472
Interdigital, Inc.*		6,122	151,152
Ituran Location and Control Ltd.	IL	3,682	55,193
Oplink Communications, Inc.*		4,060	58,180
Plantronics, Inc.		10,110	289,146
Sierra Wireless, Inc.*	CA	18,740	124,621

			4,933,116

COMPUTERS & PERIPHERALS – 0.9%
China Digital TV Holding Co., Ltd. ADR*	KY	7,975	43,544
Diebold, Inc.		1,568	42,728
QLogic Corp.*		16,303	270,956
Quantum Corp.*		14,930	28,068
Rimage Corp*		2,864	45,337
Synaptics, Inc.*		38,014	1,045,385

			1,476,018

CONSTRUCTION & ENGINEERING – 1.0%
Chicago Bridge & Iron Co., NV*	NL	8,310	156,311
EMCOR Group, Inc.*		12,230	283,369
Great Lakes Dredge & Dock Co.		6,900	41,400
Michael Baker Corp.*		5,343	186,471
Sterling Construction Co., Inc.*		5,518	71,403
Tutor Perini Corp.*		52,071	858,130

			1,597,084

CONSTRUCTION MATERIALS – 0.6%
Eagle Materials, Inc.		35,971	932,728

CONSUMER FINANCE – 1.2%
Advance America Cash Advance Centers, Inc.		35,615	147,090
Cash America International, Inc.		11,195	383,653
Credit Acceptance Corp.*		1,990	97,052
EZCORP, Inc., Class A*		20,551	381,221
First Cash Financial Services, Inc.*		14,280	311,304

	Country Code**	Shares	Value

Nelnet, Inc., Class A		15,891	$306,379
The Student Loan Corp.		2,050	49,364
World Acceptance Corp.*		7,314	280,199

			1,956,262

CONTAINERS & PACKAGING – 1.0%
Boise, Inc.*		19,928	109,405
Myers Industries, Inc.		12,339	99,823
Packaging Corp of America		52,594	1,158,120
Rock-Tenn Co.		5,841	290,122

			1,657,470

DIVERSIFIED CONSUMER SERVICES – 1.5%
Bridgepoint Education, Inc.*		5,730	90,591
Capella Education Co.*		14,425	1,173,474
Career Education Corp.*		5,618	129,326
Corinthian Colleges, Inc.*		12,758	125,666
CPI Corp.		1,590	35,648
Education Management Corp.*		35,320	538,630
Hillenbrand, Inc.		4,078	87,228
Lincoln Educational Services Corp.*		4,720	97,185
Pre-Paid Legal Services, Inc.*		3,542	161,126

			2,438,874

DIVERSIFIED FINANCIAL SERVICES – 0.9%
Encore Capital Group, Inc.*		8,402	173,165
MSCI, Inc., Class A*		45,466	1,245,769

			1,418,934

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.3%
Cincinnati Bell, Inc.*		100,251	301,756
HickoryTech Corp.		5,618	37,921
Nortel Inversora SA ADR*	AR	3,178	60,477
NTELOS Holdings Corp.		7,390	127,108

			527,262

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

ELECTRIC UTILITIES – 0.8%
Companhia Paranaense de Energia-Copel ADR	BR	17,836	$368,313
El Paso Electric Co.*		10,403	201,298
Empresa Distribuidora y Comercializadora Norte SA ADR*	AR	6,546	41,764
Unisource Energy Corp.		1,180	35,612
Westar Energy, Inc.		28,222	609,878

			1,256,865

ELECTRICAL EQUIPMENT – 2.0%
AZZ, Inc.		7,004	257,537
EnerSys*		13,336	284,990
Franklin Electric Co., Inc.		1,380	39,772
Fushi Copperweld, Inc.*		8,040	65,767
Generac Holdings, Inc.*		34,900	488,949
General Cable Corp.*		4,170	111,130
Harbin Electric, Inc.*		6,430	107,060
Hubbell, Inc., Class B		6,626	262,986
Jinpan International Ltd.	VG	13,540	205,266
Powell Industries, Inc.*		9,141	249,915
Regal-Beloit Corp.		12,292	685,648
Smith A O Corp.		4,570	220,228
Thomas & Betts Corp.*		9,138	317,089
Woodward Governor Co.		900	22,977

			3,319,314

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.4%
Anixter International, Inc.*		4,246	180,880
AVX Corp.		12,500	160,250
Bell Microproducts, Inc.*		1,770	12,355
Benchmark Electronics, Inc.*		9,147	144,980
Brightpoint, Inc.*		17,570	122,990
Celestica, Inc.*	CA	11,210	90,353
Checkpoint Systems, Inc.*		4,130	71,697
CTS Corp.		4,100	37,884
Insight Enterprises, Inc.*		18,873	248,369

	Country Code**	Shares	Value

Multi Fineline Electronix, Inc.*		11,015	$274,934
Sanmina-SCI Corp.*		2,850	38,788
SMART Modular Technologies, Inc.*	KY	7,020	41,067
Spectrum Control, Inc.*		6,022	84,187
Tech Data Corp.*		9,389	334,436
TTM Technologies, Inc.*		20,958	199,101
Vishay Intertechnology, Inc.*		20,690	160,141

			2,202,412

ENERGY EQUIPMENT & SERVICES – 1.3%
Acergy SA ADR	LU	24,588	363,656
Bolt Technology Corp*		4,507	39,436
Cal Dive International, Inc.*		24,527	143,483
Compagnie Generale de Geophysique-Veritas ADR*	FR	8,916	158,616
Complete Production Services, Inc.*		14,110	201,773
Gulfmark Offshore, Inc., Class A*		4,933	129,245
Matrix Service Co.*		10,928	101,740
Oil States International, Inc.*		10,035	397,185
Rowan Cos., Inc.*		3,352	73,543
T-3 Energy Services, Inc.*		6,829	190,529
TETRA Technologies, Inc.*		11,510	104,511
TGC Industries, Inc.*		10,936	33,136
Tidewater, Inc.		656	25,400
Unit Corp.*		3,270	132,729

			2,094,982

FOOD & STAPLES RETAILING – 0.1%
Nash Finch Co.		2,351	80,310
The Andersons, Inc.		1,380	44,974

			125,284

FOOD PRODUCTS – 2.0%
Cal-Maine Foods, Inc.		4,560	145,601
Darling International, Inc.*		22,980	172,580
Del Monte Foods Co.		9,680	139,295
Flowers Foods, Inc.		48,030	1,173,373

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Fresh Del Monte Produce, Inc.*	KY	4,176	$84,522
Lancaster Colony Corp.		3,383	180,517
Overhill Farms, Inc.*		7,868	46,342
Sanderson Farms, Inc.		2,940	149,176
Seaboard Corp.		55	83,050
TreeHouse Foods, Inc.*		21,924	1,001,050

			3,175,506

GAS UTILITIES – 0.7%
AGL Resources, Inc.		5,439	194,825
Atmos Energy Corp.		9,896	267,588
Nicor, Inc.		4,660	188,730
Southwest Gas Corp.		10,826	319,367
The Laclede Group, Inc.		4,084	135,303
WGL Holdings, Inc.		2,290	77,928

			1,183,741

HEALTH CARE EQUIPMENT & SUPPLIES – 3.9%
American Medical Systems Holdings, Inc.*		9,471	209,499
Atrion Corp.		945	127,622
Dexcom, Inc.*		22,570	260,909
Greatbatch, Inc.*		25,298	564,398
Hill-Rom Holdings, Inc.		4,927	149,929
Immucor, Inc.*		400	7,620
Integra Lifesciences Holdings Corp.*		19,822	733,414
Invacare Corp.		12,372	256,595
Kensey Nash Corp.*		7,109	168,554
Kinetic Concepts, Inc.*		8,266	301,792
Merit Medical Systems, Inc.*		21,114	339,302
Natus Med, Inc.*		23,228	378,384
NuVasive, Inc.*		12,530	444,314
Orthofix International*	AN	15,721	503,858
Quidel Corp.*		10,632	134,920
Sirona Dental Systems, Inc.*		3,318	115,599
STERIS Corp.		7,248	225,268
Symmetry Medical, Inc.*		8,989	94,744
Thoratec Corp.*		16,140	689,662
Utah Medical Products, Inc.		1,726	43,047
Volcano Corp.*		28,316	617,855

	Country Code**	Shares	Value

Young Innovations, Inc.		1,836	$51,684

			6,418,969

HEALTH CARE PROVIDERS & SERVICES – 5.0%
Allied Healthcare International, Inc.*		16,674	38,684
Almost Family, Inc.*		2,480	86,626
Amedisys, Inc.*		5,886	258,807
America Service Group, Inc.		7,217	124,132
AMERIGROUP Corp.*		4,130	134,142
AMN Healthcare Services, Inc.*		10,050	75,174
AmSurg Corp.*		15,012	267,514
Centene Corp.*		15,222	327,273
Chemed Corp.		3,560	194,518
Community Health Systems, Inc.*		1,969	66,572
Continucare Corp.*		16,036	53,721
Corvel Corp.*		1,178	39,805
Emergency Medical Services Corp., Class A*		5,644	276,725
Gentiva Health Services, Inc.*		10,559	285,199
Hanger Orthopedic Group, Inc.*		2,680	48,133
Health Management Associates, Inc., Class A*		197,906	1,537,730
HEALTHSOUTH Corp.*		6,210	116,189
Healthspring, Inc.*		14,781	229,253
Healthways, Inc.*		7,506	89,471
HMS Holdings Corp.*		16,208	878,798
Kindred Healthcare, Inc.*		5,092	65,381
LHC Group, Inc.*		9,977	276,862
LifePoint Hospitals, Inc.*		4,788	150,343
Lincare Holdings, Inc.*		13,744	446,817
Magellan Health Services, Inc.*		8,722	316,783
MEDNAX, Inc.*		2,660	147,923
Metropolitan Health Networks, Inc.*		22,776	84,954

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Molina Healthcare, Inc.*		11,700	$336,960
Nighthawk Radiology Holdings, Inc.*		17,108	44,310
NovaMed, Inc.*		3,712	30,810
Pharmerica Corp.*		12,669	185,728
Providence Service Corp.*		2,600	36,400
PSS World Medical, Inc.*		348	7,360
Res-Care, Inc.*		8,556	82,651
Sun Healthcare Group, Inc.*		23,861	192,797
The Ensign Group, Inc.		2,892	47,776
Triple-S Management Corp., Class B*	PR	10,316	191,362
U.S. Physical Therapy, Inc.*		6,908	116,607
Universal Health Services, Inc., Class B		2,474	94,383
VCA Antech, Inc.*		4,035	99,907

			8,084,580

HEALTH CARE TECHNOLOGY – 1.6%
Eclipsys Corp.*		37,900	676,136
MedAssets, Inc.*		26,898	620,806
SXC Health Solutions Corp.*	CA	18,340	1,343,405

			2,640,347

HOTELS, RESTAURANTS & LEISURE – 3.0%
AFC Enterprises*		7,029	63,964
Ambassadors Group, Inc.		6,797	76,738
Ameristar Casinos, Inc.		26,675	401,726
Bally Technologies, Inc.*		45,585	1,476,498
Biglari Holdings, Inc.*		150	43,035
Bob Evans Farms, Inc.		1,570	38,653
Brinker International, Inc.		6,990	101,075
Carrols Restaurant Group, Inc.*		6,646	30,372
CEC Entertainment, Inc.*		10,679	376,542
Chipotle Mexican Grill, Inc., Class A*		3,820	522,614
International Speedway Corp., Class A		1,636	42,143
Jack In The Box, Inc.*		51,159	995,043

	Country Code**	Shares	Value

P.F. Chang’s China Bistro, Inc.		5,386	$213,555
Papa John’s International, Inc.*		12,609	291,520
Ruby Tuesday, Inc.*		8,700	73,950
Speedway Motorsports, Inc.		7,924	107,449
The Cheesecake Factory, Inc.*		5,014	111,612

			4,966,489

HOUSEHOLD DURABLES – 0.5%
American Greetings Corp.		6,646	124,679
Blyth, Inc.		6,112	208,236
CSS Industries, Inc.		2,440	40,260
Helen of Troy, Ltd.*	BM	4,176	92,123
Kid Brands, Inc.*		8,482	59,628
La-Z-Boy, Inc.*		10,832	80,482
National Presto Industries, Inc.		2,996	278,208

			883,616

HOUSEHOLD PRODUCTS – 0.1%
Central Garden And Pet Co., Class A*		25,125	225,371

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Calpine Corp.*		2,200	27,984
Mirant Corp.*		19,884	209,975

			237,959

INDUSTRIAL CONGLOMERATES – 0.4%
Carlisle Cos., Inc.		9,876	356,820
Standex International Corp.		1,600	40,560
Tredegar Corp.		15,768	257,334

			654,714

INSURANCE – 5.5%
Allied World Assurance Holdings, Ltd.	BM	5,592	253,765
Alterra Capital Holdings, Ltd.	BM	8,200	153,996
American Equity Investment Life Holding Co.		16,810	173,479
American Physicians Capital, Inc.		6,543	201,852

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

American Physicians Service Group, Inc.		1,726	$42,201
American Safety Insurance Holdings, Ltd.*	BM	3,178	49,958
AMERISAFE, Inc.*		10,143	178,010
Amtrust Financial Services, Inc.		18,185	218,947
Argo Group International Holdings, Inc.	BM	7,241	221,502
Aspen Insurance Holdings, Ltd.	BM	11,519	284,980
CNA Surety Corp.*		10,405	167,208
CNO Financial Group, Inc.*		51,632	255,578
EMC Insurance Group, Inc.		2,240	49,123
Employers Holdings, Inc.		8,914	131,303
Endurance Specialty Holdings, Ltd.	BM	9,663	362,652
Enstar Group, Ltd.*	BM	2,881	191,414
FBL Financial Group, Inc.		7,674	161,154
First Mercury Financial Corp.		10,301	108,985
Flagstone Reinsurance Holdings SA	LU	17,204	186,147
FPIC Insurance Group, Inc.*		5,928	152,053
Greenlight Capital Re, Ltd., Class A*	KY	10,466	263,639
Hanover Insurance Group, Inc.		24,369	1,060,051
Harleysville Group, Inc.		4,160	129,085
Horace Mann Educators Corp.		13,120	200,736
Infinity Property & Casualty Corp.		6,767	312,500
Life Partners Holdings, Inc.		11,999	245,500
Meadowbrook Insurance Group, Inc.		11,850	102,266
Mercer Insurance Group, Inc.		2,764	46,767
Mercury General Corp.		4,330	179,435
Montpelier Re Holdings Ltd.	BM	16,660	248,734
National Interstate Corp.		1,679	33,278
National Western Life Insurance Co.		615	93,947

	Country Code**	Shares	Value

Navigators Group, Inc.*		2,370	$97,478
OneBeacon Insurance Group, Ltd.	BM	10,404	148,985
Platinum Underwriters Holdings, Ltd.	BM	10,204	370,303
ProAssurance Corp.*		7,034	399,250
RLI Corp.		790	41,483
Safety Insurance Group, Inc.		8,228	304,601
Selective Insurance Group, Inc.		3,480	51,713
StanCorp Financial Group, Inc.		7,431	301,253
Symetra Financial Corp.		10,700	128,400
Unitrin, Inc.		13,222	338,483
Universal American Financial Corp.*		9,380	135,072
Validus Holdings Ltd.	BM	4,493	109,719

			8,886,985

INTERNET SOFTWARE & SERVICES – 1.9%
Ancestry.com, Inc.*		10,200	179,724
AOL, Inc.*		1,990	41,372
Earthlink, Inc.		37,149	295,706
GigaMedia Ltd.*	SG	17,900	42,602
j2 Global Communications, Inc.*		47,394	1,035,085
Perficient, Inc.*		5,603	49,923
Saba Software, Inc.*		12,174	62,696
Sohu.com, Inc.*		3,080	126,557
United Online, Inc.		27,918	160,808
Valueclick, Inc.*		29,017	310,192
VistaPrint NV*	NL	14,190	673,883
Web.com Group, Inc.*		3,854	13,836
Websense, Inc.*		8,825	166,792

			3,159,176

IT SERVICES – 3.1%
Acxiom Corp.*		18,813	276,363
Broadridge Financial Solutions, Inc.		17,862	340,271
CACI International, Inc., Class A*		20,934	889,276
Convergys Corp.*		16,464	161,512
CSG Systems International, Inc.*		16,365	299,970
DST Systems, Inc.		7,107	256,847
Euronet Worldwide, Inc.*		600	7,674

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Forrester Research, Inc.*		3,712	$112,325
Gartner, Inc.*		2,646	61,520
Global Cash Access Holdings, Inc.*		27,411	197,633
iGATE Corp.		7,525	96,471
Mantech International Corp., Class A*		600	25,542
MAXIMUS, Inc.		3,050	176,503
Ness Technologies, Inc.*		17,168	73,994
NeuStar, Inc., Class A*		51,355	1,058,940
Patni Computer Systems, Ltd. ADR	IN	10,978	250,628
Satyam Computer Services, Ltd. ADR*	IN	37,385	192,159
Syntel, Inc.		3,522	119,572
TNS, Inc.*		5,977	104,239
Unisys Corp.*		5,394	99,735
VeriFone Holdings, Inc.*		4,820	91,243
Virtusa Corp.*		17,572	163,947

			5,056,364

LEISURE EQUIPMENT & PRODUCTS – 0.9%
Jakks Pacific, Inc.*		6,340	91,169
Polaris Industries, Inc.		3,248	177,406
Pool Corp.		39,735	870,991
Smith & Wesson Holding Corp.*		8,516	34,830
Sport Supply Group, Inc.		4,914	66,143
Sturm Ruger & Co., Inc.		16,159	231,559

			1,472,098

LIFE SCIENCES TOOLS & SERVICES – 0.5%
Bruker Corp.*		17,270	210,003
Cambrex Corp.*		17,772	55,982
eResearchTechnology, Inc.*		22,065	173,872
Harvard Bioscience, Inc.*		12,982	46,216
ICON PLC ADR*	IE	8,482	245,045
Kendle International, Inc.*		2,576	29,676
MDS, Inc.*	CA	9,380	79,073

			839,867

	Country Code**	Shares	Value

MACHINERY – 3.1%
Alamo Group, Inc.		1,800	$39,060
Altra Holdings, Inc.*		7,028	91,505
American Railcar Industries, Inc.*		4,500	54,360
China Yuchai International Ltd.	BM	4,950	76,279
Colfax Corp.*		22,076	229,811
Crane Co.		800	24,168
Duoyuan Printing, Inc.*		4,900	37,828
DXP Enterprises, Inc.*		3,722	58,249
EnPro Industries, Inc.*		23,219	653,615
FreightCar America, Inc.		14,417	326,112
Gardner Denver, Inc.		22,783	1,015,894
Harsco Corp.		2,444	57,434
Lincoln Electric Holdings, Inc.		1,171	59,709
Lindsay Manufacturing Co.		1,180	37,394
NACCO Industries, Inc., Class A		600	53,256
Oshkosh Corp.*		6,286	195,872
Terex Corp.*		19,340	362,432
The Timken Co.		7,634	198,408
Toro Co.		7,235	355,383
Valmont Industries, Inc.		1,800	130,788
Wabtec Corp.		19,863	792,335
Watts Water Technologies, Inc., Class A		4,560	130,690

			4,980,582

MARINE – 0.4%
Diana Shipping, Inc.*	MH	11,426	128,657
Excel Maritime Carriers Ltd.*	LR	21,330	109,209
Kirby Corp.*		3,370	128,902
Paragon Shipping, Inc., Class A	MH	19,960	71,457
Safe Bulkers, Inc.	MH	23,989	168,643

			606,868

MEDIA – 1.2%
Dolan Media Co.*		4,130	45,926
Entercom Communications Corp., Class A*		5,618	49,551
Gannett Co., Inc.		8,368	112,633
Harte-Hanks, Inc.		12,748	133,217
Imax Corp.*	CA	43,190	630,574
Jon Wiley & Sons, Inc.		5,074	196,211

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Journal Communications, Inc., Class A*		11,036	$43,813
Lee Enterprises, Inc.*		29,018	74,576
National CineMedia, Inc.		4,590	76,469
Scholastic Corp.		8,597	207,360
Sinclair Broadcast Group, Inc.*		30,328	176,812
The New York Times Co., Class A*		9,820	84,943
Valassis Communications, Inc.*		2,480	78,666

			1,910,751

METALS & MINING – 0.9%
Century Aluminum Co.*		19,233	169,827
Compass Minerals International, Inc.		15,513	1,090,254
Gibraltar Industries, Inc.*		6,850	69,185
Mesabi Trust		3,252	56,552
Redcorp Ventures Ltd.* (1)	CA	91,400	429
Worthington Industries, Inc.		6,280	80,761

			1,467,008

MULTI-LINE RETAIL – 0.3%
Big Lots, Inc.*		10,205	327,478
Dillard’s, Inc.		4,930	105,995
Tuesday Morning Corp.*		30,750	122,693

			556,166

MULTI-UTILITIES – 0.5%
Avista Corp.		4,149	81,030
Integrys Energy Group, Inc.		2,860	125,096
NorthWestern Corp.		23,634	619,211

			825,337

OFFICE ELECTRONICS – 0.0% +
Zebra Technologies Corp., Class A*		1,000	25,370

OIL, GAS & CONSUMABLE FUELS – 3.1%
Bill Barrett Corp.*		3,240	99,695
Callon Petroleum Co.*		8,000	50,400
China Integrated Energy, Inc.*		6,646	55,162

	Country Code**	Shares	Value

China North East Petroleum Holdings Ltd.*		16,010	$79,249
Cloud Peak Energy, Inc.*		11,590	153,683
Contango Oil & Gas Co.*		1,770	79,208
CVR Energy, Inc.*		24,086	181,127
Dominion Resources Black Warrior Trust		3,278	36,746
Gran Tierra Energy, Inc.*		7,910	39,234
Gulfport Energy Corp.*		12,064	143,079
Holly Corp.		66,333	1,763,131
MarkWest Energy Partners LP		30,529	998,909
PAA Natural Gas Storage LP*		22,730	541,656
Pengrowth Energy Trust	CA	9,497	86,993
PetroQuest Energy, Inc.*		7,540	50,970
PrimeEnergy Corp.*		1,132	22,346
Provident Energy Trust	CA	7,782	53,462
Ship Finance International Ltd.	BM	3,572	63,867
SM Energy Co.		400	16,064
Stone Energy Corp.*		3,078	34,350
Teekay Offshore Partners LP	MH	3,700	81,215
Teekay Tankers Ltd., Class A	MH	15,077	167,807
Vaalco Energy, Inc.		13,900	77,840
W&T Offshore, Inc.		9,500	89,870
World Fuel Services Corp.		990	25,681

			4,991,744

PAPER & FOREST PRODUCTS – 0.4%
Buckeye Technologies, Inc.*		19,324	192,274
Clearwater Paper Corp.*		3,248	177,860
Domtar Corp.		1,606	78,935
Glatfelter		12,990	140,942
KapStone Paper and Packaging Corp.*		12,174	135,618

			725,629

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PERSONAL PRODUCTS – 0.3%
China Sky One Medical, Inc.*		3,050	$34,282
Herbalife, Ltd.	KY	8,394	386,544
Prestige Brands Holdings, Inc.*		19,726	139,660

			560,486

PHARMACEUTICALS – 2.3%
Biovail Corp.	CA	13,062	251,313
Cardiome Pharma Corp.*	CA	11,710	95,436
Endo Pharmaceuticals Holding, Inc.*		8,732	190,532
Hi-Tech Pharmacal Co., Inc.*		4,220	96,680
Impax Laboratories, Inc.*		4,460	85,008
Indevus Pharmaceuticals, Inc.*		600	—
King Pharmaceuticals, Inc.*		18,671	141,713
Medicis Pharmaceutical Corp., Class A		6,316	138,194
Par Pharmaceutical Cos., Inc.*		8,062	209,290
Perrigo Co.		10,544	622,834
Questcor Pharmaceuticals, Inc.*		39,646	404,786
Salix Pharmaceuticals Ltd.*		28,040	1,094,401
Valeant Pharmaceuticals International*		5,904	308,720
Viropharma, Inc.*		11,910	133,511

			3,772,418

PROFESSIONAL SERVICES – 0.0% +
GP Strategies Corp.*		6,546	47,524

REAL ESTATE INVESTMENT TRUSTS – 6.0%
Associated Estates Realty Corp.		7,794	100,932
Brandywine Reality Trust		2,250	24,188
BRE Properties, Inc.		1,090	40,254
CapitalSource, Inc.		91,264	434,417
CBL & Associates Properties, Inc.		17,694	220,113
Chatham Lodging Trust*		11,960	213,725

	Country Code**	Shares	Value

Digital Realty Trust, Inc.		21,250	$1,225,700
Equity Lifestyle Properties, Inc.		3,162	152,503
Essex Property Trust, Inc.		1,000	97,540
Extra Space Storage, Inc.		7,960	110,644
Forestar Real Estate Group, Inc.*		8,427	151,349
Hatteras Financial Corp.		29,344	816,350
Home Properties, Inc.		3,350	150,985
Hospitality Properties Trust		8,820	186,102
iStar Financial, Inc.*		81,140	361,884
LaSalle Hotel Properties		42,418	872,538
LTC Properties, Inc.		9,320	226,196
Mid-America Apartment Communities, Inc.		26,628	1,370,543
National Health Investors, Inc.		5,380	207,453
Pennsylvania Real Estate Investment		11,020	134,664
Potlatch Corp.		900	32,157
PS Business Parks, Inc.		4,150	231,487
Saul Centers, Inc.		400	16,252
Starwood Property Trust, Inc.		23,532	398,868
Strategic Hotels & Resorts, Inc.*		106,300	466,657
Tanger Factory Outlet Centers, Inc.		26,196	1,083,991
Taubman Centers, Inc.		4,530	170,464
Walter Investment Management Corp.		16,478	269,415

			9,767,371

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
Altisource Portfolio Solutions SA*	LU	8,010	198,167

ROAD & RAIL – 1.6%
Avis Budget Group, Inc.*		32,349	317,667
Dollar Thrifty Automotive Group*		4,679	199,372

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Genesee & Wyoming, Inc., Class A*		12,600	$470,106
Old Dominion Freight Line*		46,011	1,616,827

			2,603,972

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.9%
Amkor Technology, Inc.*		20,250	111,578
Atheros Communications*		37,095	1,021,596
Cabot Microelectronics Corp.*		3,750	129,712
China Sunergy Co., Ltd. ADR*	KY	37,900	135,682
Fairchild Semiconductor International, Inc.*		12,990	109,246
GT Solar International, Inc.*		39,567	221,575
Himax Technologies, Inc. ADR	KY	41,734	121,446
Integrated Silicon Solution, Inc.*		12,700	95,758
Intersil Holding Corp.		2,600	31,486
JA Solar Holdings Co., Ltd. ADR*	KY	18,200	84,630
Lattice Semiconductor Corp.*		26,100	113,274
Micrel, Inc.		16,847	171,502
Microsemi Corp.*		3,900	57,057
Netlogic Microsystems, Inc.*		35,986	978,819
PMC-Sierra, Inc.*		2,100	15,792
RF Micro Devices, Inc.*		8,860	34,643
Semtech Corp.*		55,499	908,519
Sigma Designs, Inc.*		11,585	115,966
Silicon Motion Technology Corp. ADR*	KY	7,752	40,078
Skyworks Solutions, Inc.*		50,944	855,350
Teradyne, Inc.*		7,800	76,050
Tessera Technologies, Inc.*		8,110	130,165
Varian Semiconductor Equipment Associates, Inc.*		30,370	870,404

			6,430,328

	Country Code**	Shares	Value

SOFTWARE – 4.4%
Actuate Corp.*		25,762	$114,641
Blackboard, Inc.*		26,380	984,765
Changyou.com Ltd. ADR*	KY	1,432	37,031
Compuware Corp.*		36,283	289,538
Concur Technologies, Inc.*		13,511	576,649
Double-take Software, Inc.*		6,644	69,696
FactSet Research Systems, Inc.		16,539	1,107,948
Fair Issac Corp.		17,543	382,262
Giant Interactive Group, Inc. ADR	KY	15,611	107,404
Jack Henry & Associates, Inc.		6,021	143,781
JDA Software Group, Inc.*		2,640	58,027
Manhattan Associates, Inc.*		12,883	354,927
MICROS Systems, Inc.*		2,738	87,260
Microstrategy, Inc.*		4,436	333,099
Monotype Imaging Holdings, Inc.*		6,022	54,258
Net 1 UEPS Technologies, Inc.*		20,665	277,118
Netscout Systems, Inc.*		2,650	37,683
Perfect World Co. Ltd. ADR*	KY	6,195	136,352
Pervasive Software, Inc.*		8,796	43,628
Quest Software, Inc.*		16,891	304,714
TIBCO Software, Inc.*		137,377	1,656,767

			7,157,548

SPECIALTY RETAIL – 4.3%
Aeropostale, Inc.*		13,657	391,136
AnnTaylor Stores Corp.*		1,800	29,286
Big 5 Sporting Goods Corp.		2,309	30,340
Books-A-Million, Inc.		4,914	29,582
Brown Shoe, Inc.		5,200	78,936
Cabela’s, Inc.*		11,762	166,315
Childrens Place Retail Stores, Inc.*		28,739	1,265,091
Collective Brands, Inc.*		4,300	67,940

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Dress Barn, Inc.*		10,314	$245,576
DSW, Inc.*		5,210	117,017
Finish Line, Inc., Class A		18,964	264,169
Gymboree Corp.*		7,795	332,924
Jo-Ann Stores, Inc.*		7,746	290,552
JOS A Bank Clothiers, Inc.*		3,479	187,831
Kirkland’s, Inc.*		19,717	332,724
RadioShack Corp.		1,418	27,665
Rental-A-Center, Inc.*		17,279	350,073
Select Comfort Corp.*		4,660	40,775
Signet Jewelers, Ltd.*	BM	5,721	157,328
Stage Stores, Inc.		22,475	240,033
The Buckle, Inc.		1,280	41,498
The Cato Corp.		18,208	400,940
Tractor Supply Co.		31,068	1,894,216

			6,981,947

TEXTILES, APPAREL & LUXURY GOODS – 2.3%
Carter’s, Inc.*		10,531	276,439
Deckers Outdoor Corp.*		1,906	272,310
Fossil, Inc.*		21,418	743,204
Jones Apparel Group, Inc.		4,470	70,849
Madden Steven Ltd.*		2,263	71,330
Perry Ellis International, Inc.*		7,126	143,945
Phillips-Van Heusen Corp.		32,669	1,511,595
Timberland Co., Class A*		16,505	266,556
UniFirst Corp.		3,942	173,527
Warnaco Group, Inc.*		6,600	238,524

			3,768,279

THRIFT & MORTGAGE FINANCE – 1.3%
BofI Holding, Inc.*		3,050	43,066
Federal Agricultural Mortgage Corp.		7,240	101,577
First Defiance Financial Corp.		6,073	54,293
First Niagara Financial Group, Inc.		36,722	460,127
MGIC Investment Corp.*		81,280	560,019

	Country Code**	Shares	Value
Northwest Bancshares, Inc.		39,300	$450,771
Ocwen Financial Corp.*		3,860	39,333
Radian Group, Inc.		57,420	415,721

			2,124,907

TOBACCO – 0.2%
Alliance One International, Inc.*		19,928	70,944
Universal Corp.		4,899	194,392

			265,336

TRADING COMPANIES & DISTRIBUTORS – 0.4%
Aircastle Ltd.	BM	9,918	77,856
Applied Industrial
Technologies, Inc.		3,360	85,075
Fly Leasing Ltd. ADR	BM	3,960	40,788
Interline Brands, Inc.*		5,604	96,893
TAL International Group, Inc.		9,750	219,083
WESCO International, Inc.*		5,186	174,613

			694,308

WATER UTILITIES – 0.4%
Aqua America, Inc.		39,606	700,234

WIRELESS TELECOMMUNICATION SERVICES – 0.2%
USA Mobility, Inc.		18,369	237,328

Total Common Stocks (Cost $148,133,076)			161,743,545

SHORT TERM INVESTMENTS – 1.0%
MUTUAL FUNDS – 1.0%
State Street Institutional Treasury Plus Money Market Fund (Cost $1,629,701)		1,629,701	1,629,701

TOTAL INVESTMENTS – 100.1%
(Cost $149,762,777)			163,373,246
Liabilities in excess of other assets – (0.1)%			(169,386)

NET ASSETS – 100.0%			$163,203,860

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

ADR	American Depositary Receipt

AG	Antigua
AN	Netherlands Antilles
AR	Argentina
BM	Bermuda
BR	Brazil
CA	Canada
CO	Columbia
FR	France
IE	Ireland
IL	Israel
IN	India
KY	Cayman Islands
LR	Liberia
LU	Luxembourg
MH	Marshall Islands
NL	Netherlands
PA	Panama
PR	Puerto Rico
SG	Singapore
VG	British Virgin Islands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $429, representing less than 0.05% of net assets.
(2)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 99.3%
AEROSPACE & DEFENSE – 5.6%
L-3 Communications Holdings, Inc.	17,300	$1,225,532
Lockheed Martin Corp.	15,100	1,124,950
Northrop Grumman Corp.	26,800	1,458,992
Raytheon Co.	24,400	1,180,716
United Technologies Corp.	18,400	1,194,344

		6,184,534

AIR FREIGHT & LOGISTICS – 1.8%
FedEx Corp.	12,600	883,386
United Parcel Services, Inc., Class B	19,000	1,080,910

		1,964,296

AIRLINES – 1.1%
Southwest Airlines Co.	111,200	1,235,432

AUTO COMPONENTS – 0.3%
Johnson Controls, Inc.	12,000	322,440

BUILDING PRODUCTS – 0.3%
Masco Corp.	32,900	354,004

CAPITAL MARKETS – 3.4%
Ameriprise Financial, Inc.	14,600	527,498
Franklin Resources, Inc.	10,400	896,376
Morgan Stanley	68,900	1,599,169
The Goldman Sachs Group, Inc.	6,000	787,620

		3,810,663

CHEMICALS – 1.3%
Air Products & Chemicals, Inc.	11,200	725,872
The Dow Chemical Co.	31,200	740,064

		1,465,936

COMMERCIAL BANKS – 1.7%
Comerica, Inc.	14,900	548,767
Fifth Third Bancorp	20,400	250,716
PNC Financial Services Group, Inc.	18,300	1,033,950

		1,833,433

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Mastercard, Inc., Class A	6,800	1,356,804
R.R. Donnelley & Sons Co.	41,400	677,718

		2,034,522

COMMUNICATIONS EQUIPMENT – 1.4%
Motorola, Inc.*	236,000	1,538,720

	Shares	Value

COMPUTERS & PERIPHERALS – 4.5%
Apple, Inc.*	6,700	$1,685,251
Hewlett-Packard Co.	74,900	3,241,672

		4,926,923

CONSUMER FINANCE – 2.6%
American Express Co.	20,600	817,820
Capital One Financial Corp.	47,300	1,906,190
Discover Financial Services	8,100	112,887

		2,836,897

CONTAINERS & PACKAGING – 0.3%
Sealed Air Corp.	14,900	293,828

DIVERSIFIED FINANCIAL SERVICES – 1.4%
U.S. Bancorp	70,900	1,584,615

DIVERSIFIED TELECOMMUNICATION SERVICES – 4.6%
AT&T, Inc.	112,300	2,716,537
Verizon Communications, Inc.	84,600	2,370,492

		5,087,029

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%
Jabil Circuit, Inc.	47,700	634,410

ENERGY EQUIPMENT & SERVICES – 0.6%
National-Oilwell, Inc.	20,400	674,628

FOOD & STAPLES RETAILING – 5.8%
Costco Wholesale Corp.	29,000	1,590,070
Wal-Mart Stores, Inc.	71,300	3,427,391
Walgreen Co.	50,700	1,353,690

		6,371,151

FOOD PRODUCTS – 1.3%
Sara Lee Corp.	37,400	527,340
Tyson Foods, Inc., Class A	53,300	873,587

		1,400,927

GAS UTILITIES – 0.4%
ONEOK, Inc.	9,100	393,575

HEALTH CARE PROVIDERS & SERVICES – 6.6%
Aetna, Inc.	35,100	925,938
AmerisourceBergen Corp.	27,300	866,775
Cardinal Health, Inc.	34,000	1,142,740
Humana, Inc.*	23,600	1,077,812
McKesson Corp.	21,500	1,443,940
Medco Health Solutions, Inc.*	7,700	424,116
UnitedHealth Group, Inc.	51,600	1,465,440

		7,346,761

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

HOTELS, RESTAURANTS & LEISURE – 0.5%
McDonald’s Corp.	8,000	$526,960

HOUSEHOLD DURABLES – 0.2%
Lennar Corp., Class A	13,400	186,394

HOUSEHOLD PRODUCTS – 4.5%
Kimberly-Clark Corp.	25,800	1,564,254
The Procter & Gamble Co.	56,700	3,400,866

		4,965,120

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.5%
Constellation Energy Group	10,700	345,075
NRG Energy, Inc.*	11,600	246,036

		591,111

INDUSTRIAL CONGLOMERATES – 0.7%
3m Co.	10,500	829,395

INSURANCE – 3.4%
Aflac, Inc.	22,200	947,274
Loews Corp.	8,200	273,142
The Chubb Corp.	31,300	1,565,313
Travelers Cos., Inc.	20,900	1,029,325

		3,815,054

INTERNET SOFTWARE & SERVICES – 1.8%
Google, Inc., Class A*	4,600	2,046,770

IT SERVICES – 2.7%
Computer Sciences Corp.	13,000	588,250
International Business Machines Corp.	19,000	2,346,120

		2,934,370

MACHINERY – 3.2%
Cummins, Inc.	5,900	384,267
Deere & Co.	32,600	1,815,168
Illinois Tool Works, Inc.	32,200	1,329,216

		3,528,651

MEDIA – 3.3%
Comcast Corp., Class A	58,200	1,010,934
The Interpublic Group of Cos., Inc.*	130,000	926,900
Time Warner, Inc.	60,600	1,751,946

		3,689,780

METALS & MINING – 0.7%
Cliffs Natural Resources, Inc.	16,000	754,560

	Shares	Value

MULTI-LINE RETAIL – 0.5%
J.C. Penney Co., Inc.	26,200	$562,776

MULTI-UTILITIES – 1.0%
NiSource, Inc.	44,900	651,050
PG&E Corp.	11,500	472,650

		1,123,700

OIL, GAS & CONSUMABLE FUELS – 12.0%
Anadarko Petroleum Corp.	9,800	353,682
Apache Corp.	4,500	378,855
Chevron Corp.	33,800	2,293,668
ConocoPhillips	35,300	1,732,877
Exxon Mobil Corp.	58,200	3,321,474
Marathon Oil Corp.	53,000	1,647,770
Peabody Energy Corp.	17,200	673,036
The Williams Cos., Inc.	65,800	1,202,824
Valero Energy Corp.	94,400	1,697,312

		13,301,498

PAPER & FOREST PRODUCTS – 1.6%
International Paper Co.	29,200	660,796
MeadWestvaco Corp.	50,600	1,123,320

		1,784,116

PHARMACEUTICALS – 2.8%
Bristol-Myers Squibb Co.	55,200	1,376,688
Johnson & Johnson	20,100	1,187,106
Pfizer, Inc.	34,000	484,840

		3,048,634

ROAD & RAIL – 1.7%
Norfolk Southern Corp.	7,200	381,960
Union Pacific Corp.	21,000	1,459,710

		1,841,670

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.2%
Broadcom Corp., Class A	17,100	563,787
Microchip Technology, Inc.	7,600	211,684
Texas Instruments, Inc.	14,500	337,560
Xilinx, Inc.	8,500	214,710

		1,327,741

SOFTWARE – 4.1%
McAfee, Inc.*	23,000	706,560
Microsoft Corp.	137,100	3,154,671
Symantec Corp.*	50,500	700,940

		4,562,171

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

SPECIALTY RETAIL – 3.3%
Abercrombie & Fitch Co., Class A	26,300	$807,147
Best Buy Co., Inc.	15,600	528,216
Limited Brands, Inc.	17,300	381,811
The Gap, Inc.	61,100	1,189,006
TJX Cos., Inc.	18,400	771,880

		3,678,060

THRIFT & MORTGAGE FINANCE – 0.9%
Hudson City Bancorp, Inc.	84,600	1,035,504

TOBACCO – 1.3%
Reynolds American, Inc.	27,300	1,422,876

Total Common Stocks (Cost $114,742,122)		109,851,635

	Shares	Value

SHORT TERM INVESTMENTS – 2.8%
MUTUAL FUNDS – 2.8%
State Street Institutional Treasury Plus Money Market Fund (Cost $3,134,622)	3,134,622	$3,134,622

TOTAL INVESTMENTS – 102.1%
(Cost $117,876,744)		112,986,257
Liabilities in excess of other assets – (2.1)%		(2,357,337)

NET ASSETS – 100.0%		$110,628,920

*	Non-income producing security.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.3%
AEROSPACE & DEFENSE – 3.3%
Honeywell International, Inc.		52,047	$2,031,395
Raytheon Co.		43,326	2,096,545
The Boeing Co.		29,948	1,879,237

			6,007,177

AIR FREIGHT & LOGISTICS – 0.2%
FedEx Corp.		6,522	457,257

AIRLINES – 0.8%
Southwest Airlines Co.		123,125	1,367,919

BEVERAGES – 0.5%
Anheuser-Busch InBev NV ADR	BE	17,815	855,298

BIOTECHNOLOGY – 0.1%
Amylin Pharmaceuticals, Inc.*		10,236	192,437

CAPITAL MARKETS – 1.7%
Morgan Stanley		29,969	695,581
The Goldman Sachs Group, Inc.		17,712	2,325,054

			3,020,635

COMMERCIAL BANKS – 0.5%
Wells Fargo & Co.		35,958	920,525

COMMUNICATIONS EQUIPMENT – 7.7%
Cisco Systems, Inc.*		416,889	8,883,904
Emulex Corp.*		177,333	1,627,917
Juniper Networks, Inc.*		95,576	2,181,044
Riverbed Technology, Inc.*		47,480	1,311,398

			14,004,263

COMPUTERS & PERIPHERALS – 12.8%
Apple, Inc.*		25,875	6,508,339
Dell, Inc.*		205,342	2,476,424
EMC Corp.*		283,930	5,195,919
NetApp, Inc.*		111,787	4,170,773
QLogic Corp.*		200,897	3,338,908
SanDisk Corp.*		32,110	1,350,868

			23,041,231

DIVERSIFIED CONSUMER SERVICES – 1.0%
Apollo Group Inc., Class A*		8,340	354,200

	Country Code**	Shares	Value

ITT Educational Services, Inc.*		17,407	$1,445,129

			1,799,329

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.1%
Brasil Telecom SA ADR*	BR	11,385	228,611

ELECTRICAL EQUIPMENT – 0.9%
Emerson Electric Co.		37,495	1,638,157

ENERGY EQUIPMENT & SERVICES – 1.2%
Baker Hughes, Inc.		19,122	794,901
Oceaneering International, Inc.*		21,872	982,053
Smith International, Inc.		8,255	310,801

			2,087,755

FOOD PRODUCTS – 1.1%
General Mills, Inc.		46,298	1,644,505
Green Mountain Coffee Roasters, Inc.*		10,560	271,392

			1,915,897

HEALTH CARE EQUIPMENT & SUPPLIES – 4.9%
Bard (C.R.), Inc.		18,122	1,404,999
Hologic, Inc.*		81,495	1,135,225
Hospira, Inc.*		15,854	910,812
Intuitive Surgical, Inc.*		3,850	1,215,137
Medtronic, Inc.		95,359	3,458,671
Stryker Corp.		14,202	710,952

			8,835,796

HEALTH CARE PROVIDERS & SERVICES – 2.5%
Laboratory Corp. of America Holdings*		27,327	2,059,090
UnitedHealth Group, Inc.		47,821	1,358,116
WellPoint, Inc.*		21,360	1,045,145

			4,462,351

HOTELS, RESTAURANTS & LEISURE – 2.7%
Carnival Corp.	PA	14,440	436,665
Las Vegas Sands Corp.*		65,255	1,444,746
McDonald’s Corp.		20,426	1,345,461
Starbucks Corp.		69,865	1,697,719

			4,924,591

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 2.4%
Clorox Co.		11,542	$717,451
The Procter & Gamble Co.		60,047	3,601,619

			4,319,070

INDUSTRIAL CONGLOMERATES – 1.6%
General Electric Co.		203,523	2,934,802

INSURANCE – 1.4%
Lincoln National Corp.		100,958	2,452,270

INTERNET & CATALOG RETAIL – 2.0%
Amazon.com, Inc.*		20,263	2,213,935
Expedia, Inc.		71,610	1,344,836

			3,558,771

INTERNET SOFTWARE & SERVICES – 2.8%
eBay, Inc.*		35,011	686,566
Google, Inc., Class A*		9,742	4,334,703

			5,021,269

IT SERVICES – 4.8%
International Business Machines Corp.		68,964	8,515,675
The Western Union Co.		10,970	163,562

			8,679,237

LIFE SCIENCES TOOLS & SERVICES – 1.5%
Life Technologies Corp.*		15,848	748,818
Waters Corp.*		30,002	1,941,129

			2,689,947

MACHINERY – 7.5%
Caterpillar, Inc.		71,034	4,267,012
Cummins, Inc.		18,133	1,181,002
Dover Corp.		34,005	1,421,069
Illinois Tool Works, Inc.		42,792	1,766,454
Ingersoll-Rand PLC	IE	46,728	1,611,649
Joy Global, Inc.		22,357	1,119,862
Parker Hannifin Corp.		39,700	2,201,762

			13,568,810

MEDIA – 2.1%
DreamWorks Animation SKG, Inc., Class A*		7,640	218,122
News Corp., Class A		100,390	1,200,664
Omnicom Group, Inc.		68,140	2,337,202

			3,755,988

	Country Code**	Shares	Value

METALS & MINING – 1.2%
Nucor Corp.		56,585	$2,166,074

OIL, GAS & CONSUMABLE FUELS – 2.1%
Occidental Petroleum Corp.		17,705	1,365,941
Valero Energy Corp.		138,836	2,496,271

			3,862,212

PHARMACEUTICALS – 1.5%
Eli Lilly & Co.		81,850	2,741,975

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.3%
Altera Corp.		166,988	4,142,972
Analog Devices, Inc.		64,433	1,795,103
Atheros Communications*		20,796	572,722
Intel Corp.		181,367	3,527,588
Intersil Holding Corp.		184,282	2,231,655
Texas Instruments, Inc.		31,270	727,966
Xilinx, Inc.		153,198	3,869,782

			16,867,788

SOFTWARE – 9.7%
Adobe Systems, Inc.*		34,220	904,435
BMC Software, Inc.*		37,669	1,304,478
Check Point Software Technologies Ltd.*	IL	54,884	1,617,980
Longtop Financial Technologies, Ltd. ADR*	KY	14,555	471,582
Microsoft Corp.		288,545	6,639,420
Oracle Corp.		232,911	4,998,270
VMware, Inc., Class A*		25,116	1,572,010

			17,508,175

SPECIALTY RETAIL – 4.8%
Advanced Auto Parts, Inc.		38,005	1,907,091
Guess?, Inc.		26,623	831,702
Ross Stores, Inc.		38,376	2,045,057
The Buckle, Inc.		42,812	1,387,965
TJX Cos., Inc.		40,694	1,707,113
Urban Outfitters, Inc.*		22,745	782,201

			8,661,129

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Coach, Inc.		31,945	1,167,590

Total Common Stocks (Cost $174,723,881)			175,714,336

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 3.0%
REPURCHASE AGREEMENTS – 3.0%
State Street Bank and Trust Company, 0.00%, dated 6/30/10, due 7/1/10 (collateralized by $5,435,000 FHLB, 4.375%, 9/17/10, with a value of $5,550,766, total to be received $5,441,444) (Amortized cost $5,441,444)	$5,441	$5,441,444

Value

TOTAL INVESTMENTS – 100.3%
(Cost $180,165,325)	$181,155,780
Liabilities in excess of other assets – (0.3)%	(497,201)

NET ASSETS – 100.0%	$180,658,579

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

BE	Belgium
BR	Brazil
IE	Ireland
IL	Israel
KY	Cayman Islands
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$175,714,336	$—	$—	$175,714,336
Short Term Investments
Repurchase Agreements	—	5,441,444	—	5,441,444

Total Investments	$175,714,336	$5,441,444	$—	$181,155,780

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizatons.

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.1%
AEROSPACE & DEFENSE – 1.7%
BE Aerospace, Inc.*		10,600	$269,558
Rockwell Collins, Inc.		32,090	1,704,942

			1,974,500

AIR FREIGHT & LOGISTICS – 1.6%
C.H. Robinson Worldwide, Inc.		12,800	712,448
Expeditors International of Washington, Inc.		34,000	1,173,340

			1,885,788

AIRLINES – 1.7%
Southwest Airlines Co.		175,900	1,954,249

AUTOMOBILES – 1.0%
Harley-Davidson, Inc.		49,800	1,107,054

BIOTECHNOLOGY – 1.8%
Amylin Pharmaceuticals, Inc.*		66,520	1,250,576
Regeneron Pharmaceuticals, Inc.*		17,200	383,904
Vertex Pharmaceuticals, Inc.*		14,600	480,340

			2,114,820

BUILDING PRODUCTS – 2.0%
Lennox International, Inc.		44,000	1,829,080
Masco Corp.		44,200	475,592

			2,304,672

CAPITAL MARKETS – 3.0%
SEI Investments Co.		85,700	1,744,852
Stifel Financial Corp.*		18,500	802,715
Waddell & Reed Financial, Inc., Class A		41,700	912,396

			3,459,963

CHEMICALS – 2.5%
FMC Corp.		14,460	830,438
Scotts Miracle-Gro Co., Class A		23,700	1,052,517
The Sherwin-Williams Co.		15,280	1,057,223

			2,940,178

	Country Code**	Shares	Value

COMMERCIAL BANKS – 3.7%
Huntington Bancshares, Inc.		193,100	$1,069,774
M&T Bank Corp.		22,400	1,902,880
TCF Financial Corp.		76,400	1,269,004

			4,241,658

COMMERCIAL SERVICES & SUPPLIES – 1.6%
Herman Miller, Inc.		36,300	684,981
HNI Corp.		27,800	767,002
Republic Services, Inc.		14,395	427,963

			1,879,946

COMMUNICATIONS EQUIPMENT – 1.1%
Polycom, Inc.*		44,000	1,310,760

COMPUTERS & PERIPHERALS – 2.0%
NetApp, Inc.*		46,600	1,738,646
Teradata Corp.*		17,600	536,448

			2,275,094

CONSTRUCTION & ENGINEERING – 0.7%
Jacobs Engineering Group, Inc.*		21,700	790,748

DIVERSIFIED CONSUMER SERVICES – 3.1%
Apollo Group Inc., Class A*		19,200	815,424
DeVry, Inc.		12,500	656,125
ITT Educational Services, Inc.*		12,100	1,004,542
Strayer Education, Inc.		5,200	1,081,028

			3,557,119

DIVERSIFIED FINANCIAL SERVICES – 0.5%
IntercontinentalExchange, Inc.*		5,500	621,665

ELECTRIC UTILITIES – 1.3%
Northeast Utilities		57,400	1,462,552

ELECTRICAL EQUIPMENT – 1.2%
Ametek, Inc.		34,400	1,381,160

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%
National Instruments Corp.		18,200	578,396

ENERGY EQUIPMENT & SERVICES – 0.4%
ENSCO International PLC ADR	GB	12,200	479,216

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 1.7%
Dean Foods Co.*		74,400	$749,208
Flowers Foods, Inc.		23,300	569,219
Smithfield Foods, Inc.*		42,000	625,800

			1,944,227

GAS UTILITIES – 1.3%
UGI Corp.		57,800	1,470,432

HEALTH CARE EQUIPMENT & SUPPLIES – 3.0%
Beckman Coulter, Inc.		33,100	1,995,599
Edwards Lifesciences Corp.*		12,400	694,648
ResMed, Inc.*		13,450	817,894

			3,508,141

HEALTH CARE PROVIDERS & SERVICES – 3.8%
Lincare Holdings, Inc.*		67,050	2,179,795
Patterson Cos., Inc.		46,300	1,320,939
Universal Health Services, Inc., Class B		24,700	942,305

			4,443,039

HEALTH CARE TECHNOLOGY – 0.6%
Cerner Corp.*		8,900	675,421

HOTELS, RESTAURANTS & LEISURE – 0.2%
The Cheesecake Factory, Inc.*		10,800	240,408

HOUSEHOLD DURABLES – 1.0%
NVR, Inc.*		1,766	1,156,783

INDUSTRIAL CONGLOMERATES – 0.8%
Carlisle Cos., Inc.		26,200	946,606

INSURANCE – 4.6%
Brown & Brown, Inc.		64,000	1,224,960
Genworth Financial Inc., Class A*		104,600	1,367,122
Unum Group		76,420	1,658,314
W.R. Berkley Corp.		39,171	1,036,465

			5,286,861

INTERNET SOFTWARE & SERVICES – 2.5%
Equinix, Inc.*		6,640	539,301
GSI Commerce, Inc.*		22,300	642,240
VeriSign, Inc.*		66,000	1,752,300

			2,933,841

	Country Code**	Shares	Value

IT SERVICES – 2.9%
Gartner, Inc.*		35,000	$813,750
Genpact, Ltd.*	BM	67,700	1,051,381
Global Payments, Inc.		10,100	369,054
The Western Union Co.		75,000	1,118,250

			3,352,435

LEISURE EQUIPMENT & PRODUCTS – 1.7%
Hasbro, Inc.		34,700	1,426,170
Mattel, Inc.		27,800	588,248

			2,014,418

LIFE SCIENCES TOOLS & SERVICES – 0.8%
Qiagen NV*	NL	47,710	916,986

MACHINERY – 4.7%
IDEX Corp.		39,500	1,128,515
Ingersoll-Rand PLC	IE	33,200	1,145,068
Joy Global, Inc.		20,600	1,031,854
PACCAR, Inc.		53,500	2,133,045

			5,438,482

MEDIA – 2.5%
Discovery Communications, Inc., Class A*		46,550	1,662,300
DreamWorks Animation SKG, Inc., Class A*		44,700	1,276,185

			2,938,485

METALS & MINING – 0.7%
Cliffs Natural Resources, Inc.		6,500	306,540
Steel Dynamics, Inc.		42,300	557,937

			864,477

MULTI-UTILITIES – 1.0%
Wisconsin Energy Corp.		22,800	1,156,872

OIL, GAS & CONSUMABLE FUELS – 5.8%
Cobalt International Energy, Inc.*		42,900	319,605
Consol Energy, Inc.		36,100	1,218,736
Denbury Resources, Inc.*		33,400	488,976
Frontier Oil Corp.		46,000	618,700
Holly Corp.		21,300	566,154
Noble Energy, Inc.		12,200	736,026
Overseas Shipholding Group, Inc.		23,900	885,256

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Peabody Energy Corp.		18,400	$719,992
SM Energy Co.		8,900	357,424
Ultra Petroleum Corp.*	CA	17,800	787,650

			6,698,519

PERSONAL PRODUCTS – 0.4%
The Estee Lauder Cos., Inc. Class A		7,600	423,548

PHARMACEUTICALS – 3.2%
King Pharmaceuticals, Inc.*		102,600	778,734
Mylan Labs, Inc.*		63,900	1,088,856
Watson Pharmaceuticals, Inc.*		46,100	1,870,277

			3,737,867

PROFESSIONAL SERVICES – 1.5%
Manpower, Inc.		17,800	768,604
Robert Half International, Inc.		40,250	947,888

			1,716,492

REAL ESTATE INVESTMENT TRUSTS – 2.1%
Alexandria Real Estate Equities, Inc.		15,100	956,887
AMB Property Corp.		22,900	542,959
Host Hotels & Resorts, Inc.		20,229	272,687
Public Storage		7,900	694,489

			2,467,022

ROAD & RAIL – 2.2%
Con-Way, Inc.		33,050	992,161
JB Hunt Transport Services, Inc.		28,200	921,294
Kansas City Southern*		16,600	603,410

			2,516,865

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
Altera Corp.		22,400	555,744
Analog Devices, Inc.		23,100	643,566
Lam Research Corp.*		24,400	928,664
Maxim Integrated Products, Inc.		41,800	699,314
Xilinx, Inc.		25,700	649,182

			3,476,470

	Country Code**	Shares	Value

SOFTWARE – 6.2%
BMC Software, Inc.*		30,600	$1,059,678
Check Point Software Technologies Ltd.*	IL	39,300	1,158,564
Citrix Systems, Inc.*		26,400	1,114,872
FactSet Research Systems, Inc.		11,800	790,482
MICROS Systems, Inc.*		30,400	968,848
Red Hat, Inc.*		42,000	1,215,480
Salesforce.com, Inc.*		10,500	901,110

			7,209,034

SPECIALTY RETAIL – 4.9%
Advanced Auto Parts, Inc.		18,100	908,258
AutoZone, Inc.*		3,800	734,236
CarMax, Inc.*		20,700	411,930
O’Reilly Automotive, Inc.*		19,800	941,688
Office Depot, Inc.*		95,800	387,032
Penske Automotive Group, Inc.*		68,080	773,389
Staples, Inc.		63,500	1,209,675
Urban Outfitters, Inc.*		10,500	361,095

			5,727,303

THRIFT & MORTGAGE FINANCE – 0.8%
MGIC Investment Corp.*		47,100	324,519
People’s United Financial, Inc.		42,800	577,800

			902,319

WATER UTILITIES – 0.6%
Aqua America, Inc.		37,600	664,768

WIRELESS TELECOMMUNICATION SERVICES – 1.2%
American Tower Corp. Class A*		31,600	1,406,200

Total Common Stocks
(Cost $104,016,014)			112,553,859

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 3.0%
REPURCHASE AGREEMENTS – 3.0%
State Street Bank and Trust Company, 0.00%, dated 6/30/10, due 7/1/10 (collateralized by $3,455,000 FHLB, 4.375%, 9/17/10, with a value of $3,528,592, total to be received $3,457,140) (Amortized cost $3,457,140)	$3,457	$3,457,140

Value

TOTAL INVESTMENTS – 100.1%
(Cost $107,473,154)	$116,010,999
Liabilities in excess of other assets – (0.1)%	(143,816)

NET ASSETS – 100.0%	$115,867,183

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

BM	Bermuda
CA	Canada
GB	Great Britain
IE	Ireland
IL	Israel
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$112,553,859	$—	$—	$112,553,859
Short Term Investments
Repurchase Agreements	—	3,457,140	—	3,457,140

Total Investments	$112,553,859	$3,457,140	$—	$116,010,999

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 95.7%
AEROSPACE & DEFENSE – 1.0%
Honeywell International, Inc.		3,560	$138,947
Lockheed Martin Corp.		36,650	2,730,425
Raytheon Co.		30,130	1,457,991

			4,327,363

AIRLINES – 2.4%
AMR Corp.*		272,910	1,850,330
Delta Air Lines, Inc.*		785,501	9,229,637

			11,079,967

AUTOMOBILES – 1.4%
Ford Motor Co.*		639,730	6,448,478

BEVERAGES – 0.6%
PepsiCo, Inc.		48,610	2,962,780

BIOTECHNOLOGY – 1.8%
Amgen, Inc.*		125,060	6,578,156
Gilead Sciences, Inc.*		47,960	1,644,069

			8,222,225

CAPITAL MARKETS – 7.4%
Bank of New York Mellon Corp.		397,540	9,815,262
Franklin Resources, Inc.		30,920	2,664,995
Morgan Stanley		227,160	5,272,384
State Street Corp.		113,900	3,852,098
The Charles Schwab Corp.		375,770	5,328,418
The Goldman Sachs Group, Inc.		49,410	6,486,051

			33,419,208

CHEMICALS – 2.1%
Potash Corp. of Saskatchewan, Inc.	CA	11,780	1,015,907
The Dow Chemical Co.		192,240	4,559,933
The Mosaic Co.		98,770	3,850,055

			9,425,895

COMMERCIAL BANKS – 12.2%
BB&T Corp.		100,060	2,632,578
Keycorp		591,230	4,546,559
M&T Bank Corp.		47,510	4,035,974

	Country Code**	Shares	Value

PNC Financial Services Group, Inc.		124,480	$7,033,120
Regions Financial Corp.		350,810	2,308,330
Suntrust Banks, Inc.		416,909	9,713,980
Wells Fargo & Co.		727,650	18,627,840
Zions Bancorporation		286,460	6,178,942

			55,077,323

COMPUTERS & PERIPHERALS – 1.3%
EMC Corp.*		138,850	2,540,955
Hewlett-Packard Co.		80,590	3,487,935

			6,028,890

CONSTRUCTION & ENGINEERING – 0.2%
Fluor Corp.		25,810	1,096,925

DIVERSIFIED FINANCIAL SERVICES – 7.2%
Bank of America Corp.		654,884	9,410,683
CBOE Holdings, Inc.*		20,780	676,389
Citigroup, Inc.*		1,949,750	7,331,060
JP Morgan Chase & Co.		418,257	15,312,389

			32,730,521

DIVERSIFIED TELECOMMUNICATION SERVICES –2.7%
AT&T, Inc.		335,430	8,114,052
Verizon Communications, Inc.		146,430	4,102,968

			12,217,020

ELECTRIC UTILITIES – 1.9%
NextEra Energy, Inc.		34,820	1,697,823
PPL Corp.		98,380	2,454,581
Progress Energy, Inc.		72,270	2,834,430
Southern Co.		53,640	1,785,139

			8,771,973

ELECTRICAL EQUIPMENT – 0.6%
Emerson Electric Co.		62,620	2,735,868

ENERGY EQUIPMENT & SERVICES – 3.4%
Halliburton Co.		236,462	5,805,142
Schlumberger, Ltd.	AN	171,890	9,512,393

			15,317,535

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 2.1%
Kroger Co.		490,840	$9,664,640

FOOD PRODUCTS – 1.6%
Archer-Daniels-Midland Co.		224,220	5,789,360
Kraft Foods, Inc., Class A		47,230	1,322,440

			7,111,800

HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%
Covidien PLC	IE	108,310	4,351,896

HEALTH CARE PROVIDERS & SERVICES – 1.6%
CIGNA Corp.		13,540	420,552
UnitedHealth Group, Inc.		240,830	6,839,572

			7,260,124

HOTELS, RESTAURANTS & LEISURE – 3.0%
Carnival Corp.	PA	126,330	3,820,219
Hyatt Hotels Corp., Class A*		129,300	4,795,737
Marriott International, Inc., Class A		159,202	4,766,508

			13,382,464

HOUSEHOLD DURABLES – 0.5%
Pulte Homes, Inc.*		289,850	2,399,958

HOUSEHOLD PRODUCTS – 0.9%
Colgate-Palmolive Co.		54,520	4,293,995

INSURANCE – 1.5%
Berkshire Hathaway, Inc., Class B*		53,640	4,274,572
MetLife, Inc.		69,140	2,610,726

			6,885,298

INTERNET & CATALOG RETAIL – 1.8%
HSN, Inc.*		332,894	7,989,456

MACHINERY – 3.2%
Caterpillar, Inc.		92,200	5,538,454
Eaton Corp.		133,760	8,753,254

			14,291,708

MEDIA – 2.7%
Comcast Corp., Class A		354,050	6,149,848
Omnicom Group, Inc.		40,160	1,377,488

	Country Code**	Shares	Value

Time Warner Cable, Inc.		58,046	$3,023,036
Time Warner, Inc.		53,670	1,551,600

			12,101,972

METALS & MINING – 4.5%
Barrick Gold Corp.	CA	164,480	7,469,037
Cliffs Natural Resources, Inc.		69,580	3,281,393
Newmont Mining Corp.		111,060	6,856,844
United States Steel Corp.		72,470	2,793,718

			20,400,992

MULTI-LINE RETAIL – 2.7%
J.C. Penney Co., Inc.		61,660	1,324,457
Kohl’s Corp.*		58,560	2,781,600
Target Corp.		162,180	7,974,390

			12,080,447

MULTI-UTILITIES – 1.3%
PG&E Corp.		101,590	4,175,349
Public Service Enterprise Group, Inc.		55,660	1,743,828

			5,919,177

OFFICE ELECTRONICS – 0.1%
Xerox Corp.		52,510	422,180

OIL, GAS & CONSUMABLE FUELS – 13.1%
Anadarko Petroleum Corp.		73,710	2,660,194
Apache Corp.		18,110	1,524,681
Chevron Corp.		203,310	13,796,617
El Paso Corp.		398,140	4,423,335
EOG Resources, Inc.		28,450	2,798,626
Exxon Mobil Corp.		338,781	19,334,232
Hess Corp.		48,890	2,461,123
Marathon Oil Corp.		155,560	4,836,360
Petroleo Brasileiro SA ADR	BR	58,900	2,021,448
Suncor Energy, Inc.	CA	85,520	2,517,709
Valero Energy Corp.		164,710	2,961,486

			59,335,811

PHARMACEUTICALS – 4.4%
Abbott Laboratories		120,610	5,642,136
Johnson & Johnson		88,040	5,199,642
Merck & Co., Inc.		85,348	2,984,620
Pfizer, Inc.		121,050	1,726,173

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Teva Pharmaceutical Industries, Ltd. ADR	IL	85,780	$4,459,702

			20,012,273

REAL ESTATE INVESTMENT TRUSTS – 0.3%
Annaly Capital Management, Inc.		69,300	1,188,494

ROAD & RAIL – 1.7%
Hertz Global Holdings, Inc.*		823,670	7,791,918

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.0%
Applied Materials, Inc.		180,200	2,166,004
Intel Corp.		127,730	2,484,349

			4,650,353

SPECIALTY RETAIL – 0.5%
J. Crew Group, Inc.*		50,320	1,852,279
The Home Depot, Inc.		8,290	232,701

			2,084,980

Total Common Stocks (Cost $374,695,962)			433,481,907

Country Code**	Shares	Value

SHORT TERM INVESTMENTS – 4.0%
MUTUAL FUNDS – 4.0%
State Street Institutional Liquid Reserves Fund (Cost $18,089,723)	18,089,723	$18,089,723

TOTAL INVESTMENTS – 99.7%
(Cost $392,785,685)		451,571,630
Other assets less liabilities – 0.3%		1,161,354

NET ASSETS – 100.0%		$452,732,984

ADR	American Depositary Receipt

AN	Netherlands Antilles
BR	Brazil
CA	Canada
IE	Ireland
IL	Israel
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.2%
AEROSPACE & DEFENSE – 0.7%
L-3 Communications Holdings, Inc.		16,412	$1,162,626
Northrop Grumman Corp.		8,949	487,184

			1,649,810

AIR FREIGHT & LOGISTICS – 0.5%
United Parcel Services, Inc., Class B		2,525	143,647
UTI Worldwide, Inc.	VG	87,608	1,084,587

			1,228,234

AUTO COMPONENTS – 0.9%
Autoliv, Inc.*		28,371	1,357,552
BorgWarner, Inc.*		9,322	348,084
Federal-Mogul Corp.*		10,371	135,030
TRW Automotive Holdings Corp.*		7,787	214,688

			2,055,354

AUTOMOBILES – 0.2%
Thor Industries, Inc.		18,461	438,449

BEVERAGES – 0.2%
Dr Pepper Snapple Group, Inc.		12,454	465,655

BIOTECHNOLOGY – 0.6%
Amgen, Inc.*		6,931	364,571
Biogen Idec, Inc.*		5,672	269,136
Cephalon, Inc.*		1,820	103,285
Gilead Sciences, Inc.*		7,490	256,757
Myriad Genetics, Inc.*		19,201	287,055

			1,280,804

BUILDING PRODUCTS – 0.6%
Armstrong World Industries, Inc.*		28,821	869,818
Masco Corp.		37,972	408,578

			1,278,396

CAPITAL MARKETS – 0.5%
Bank of New York Mellon Corp.		6,679	164,904
Federated Investors, Inc., Class B		36,144	748,542
Legg Mason, Inc.		11,091	310,881

			1,224,327

	Country Code**	Shares	Value

CHEMICALS – 2.2%
Ashland, Inc.		8,326	$386,493
Cabot Corp.		26,979	650,464
Cytec Industries, Inc.		19,624	784,764
Eastman Chemical Co.		23,773	1,268,527
Huntsman Corp.		144,747	1,254,956
PPG Industries, Inc.		8,060	486,905

			4,832,109

COMMERCIAL BANKS – 5.1%
Bank of Hawaii Corp.		2,071	100,133
BB&T Corp.		5,211	137,101
Comerica, Inc.		34,478	1,269,825
Fifth Third Bancorp		147,039	1,807,109
Fulton Financial Corp.		130,578	1,260,078
Keycorp		110,979	853,429
M&T Bank Corp.		16,801	1,427,245
Popular, Inc.*	PR	305,621	819,064
Regions Financial Corp.		198,944	1,309,052
Suntrust Banks, Inc.		64,578	1,504,667
TCF Financial Corp.		57,938	962,350

			11,450,053

COMMERCIAL SERVICES & SUPPLIES – 0.8%
Avery Dennison Corp.		2,124	68,244
Cintas Corp.		13,520	324,075
R.R. Donnelley & Sons Co.		87,255	1,428,364

			1,820,683

COMMUNICATIONS EQUIPMENT – 0.6%
EchoStar Corp., Class A*		12,497	238,443
JDS Uniphase Corp.*		40,632	399,819
Tellabs, Inc.		116,784	746,249

			1,384,511

COMPUTERS & PERIPHERALS – 0.9%
Lexmark International, Inc., Class A*		6,177	204,026
Seagate Technology*	KY	97,628	1,273,069
Western Digital Corp.*		14,584	439,854

			1,916,949

CONSTRUCTION & ENGINEERING – 0.2%
URS Corp.*		9,050	356,117

CONSUMER FINANCE – 1.0%
AmeriCredit Corp.*		39,405	717,959

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Capital One Financial Corp.		9,148	$368,665
Discover Financial Services		67,285	940,644
The Student Loan Corp.		5,216	125,601

			2,152,869

CONTAINERS & PACKAGING – 0.8%
Packaging Corp of America		45,368	999,004
Sealed Air Corp.		7,807	153,954
Sonoco Products Co.		17,684	539,008

			1,691,966

DIVERSIFIED CONSUMER SERVICES – 0.1%
Hillenbrand, Inc.		14,178	303,267

DIVERSIFIED FINANCIAL SERVICES – 0.5%
Bank of America Corp.		7,579	108,910
CME Group, Inc.		931	262,123
U.S. Bancorp		36,616	818,368

			1,189,401

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.4%
Qwest Communications International, Inc.		192,262	1,009,375

ELECTRIC UTILITIES – 3.4%
DPL, Inc.		6,761	161,588
Duke Energy Corp.		18,796	300,736
Edison International (1)		75,893	2,407,326
Exelon Corp.		14,119	536,099
Great Plains Energy, Inc.		7,200	122,544
Northeast Utilities		4,329	110,303
Pepco Holdings, Inc.		37,521	588,329
Pinnacle West Capital Corp.		49,376	1,795,311
PPL Corp.		14,903	371,830
Progress Energy, Inc.		30,159	1,182,836

			7,576,902

ELECTRICAL EQUIPMENT – 1.0%
General Cable Corp.*		5,473	145,856
Rockwell Automation, Inc.		32,626	1,601,610
Thomas & Betts Corp.*		12,870	446,589

			2,194,055

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.7%
Arrow Electronics, Inc.*		25,409	$567,891
Avnet, Inc.*		27,543	664,062
Ingram Micro, Inc., Class A*		80,963	1,229,828
Jabil Circuit, Inc.		13,396	178,167
Tech Data Corp.*		4,747	169,088
Vishay Intertechnology, Inc.*		126,616	980,008

			3,789,044

ENERGY EQUIPMENT & SERVICES – 1.1%
Exterran Holdings, Inc.*		48,946	1,263,296
Oil States International, Inc.*		21,876	865,852
Smith International, Inc.		7,144	268,972

			2,398,120

FOOD & STAPLES RETAILING – 0.4%
SUPERVALU, Inc.		89,794	973,367

FOOD PRODUCTS – 3.7%
Campbell Soup Co.		21,993	788,009
ConAgra Foods, Inc.		49,648	1,157,791
Corn Products International, Inc.		10,926	331,058
Hormel Foods Corp.		46,484	1,881,672
Ralcorp Holdings, Inc.*		1,875	102,750
Smithfield Foods, Inc.*		59,050	879,845
The Hershey Co.		2,519	120,736
Tyson Foods, Inc., Class A		182,490	2,991,011

			8,252,872

GAS UTILITIES – 1.4%
Atmos Energy Corp.		11,981	323,966
Energen Corp.		23,857	1,057,581
Questar Corp.		37,920	1,724,981

			3,106,528

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%
Boston Scientific Corp.*		25,365	147,117
CareFusion Corp.*		3,556	80,721

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hill-Rom Holdings, Inc.		36,133	$1,099,527

			1,327,365

HEALTH CARE PROVIDERS & SERVICES – 1.7%
Cardinal Health, Inc.		19,742	663,529
Coventry Health Care, Inc.*		75,611	1,336,802
Health Net, Inc.*		14,533	354,169
Humana, Inc.*		30,537	1,394,625

			3,749,125

HOTELS, RESTAURANTS & LEISURE – 0.6%
Boyd Gaming Corp.*		39,845	338,284
Choice Hotels, Inc.		13,916	420,402
Starbucks Corp.		19,372	470,740
Wendy’s/Arby’s Group, Inc., Class A		26,735	106,940

			1,336,366

HOUSEHOLD DURABLES – 2.6%
D.R. Horton, Inc.		54,591	536,630
Harman International Industries, Inc.*		19,131	571,826
Leggett & Platt, Inc.		58,738	1,178,284
Mohawk Industries, Inc.*		44,546	2,038,425
Whirlpool Corp. (1)		17,586	1,544,402

			5,869,567

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.2%
Constellation Energy Group		29,454	949,891
Mirant Corp.*		98,853	1,043,888
NRG Energy, Inc.*		28,765	610,106

			2,603,885

INDUSTRIAL CONGLOMERATES – 0.3%
Carlisle Cos., Inc.		6,945	250,923
Textron, Inc.		22,721	385,575

			636,498

INSURANCE – 8.3%
American National Insurance		2,361	191,170
Aon Corp.		3,404	126,356
Aspen Insurance Holdings, Ltd.	BM	31,481	778,840
Assurant, Inc.		21,812	756,876

	Country Code**	Shares	Value

Axis Capital Holdings, Ltd.	BM	10,114	$300,588
Cincinnati Financial Corp.		3,034	78,490
CNA Financial Corp.*		31,051	793,664
Endurance Specialty Holdings, Ltd.	BM	26,367	989,553
Fidelity National Financial, Inc., Class A		22,683	294,652
First American Financial Corp.		37,839	479,799
Genworth Financial Inc., Class A*		34,405	449,673
Lincoln National Corp.		44,671	1,085,059
Marsh & McLennan Cos., Inc.		60,204	1,357,600
Mercury General Corp.		14,995	621,393
Old Republic International Corp.		43,597	528,832
Protective Life Corp.		57,375	1,227,251
Reinsurance Group of America, Inc.		3,561	162,773
The Hartford Financial Services Group, Inc.		10,051	222,429
The Principal Financial Group, Inc.		3,961	92,846
The Progressive Corp. (1)		75,326	1,410,103
Transatlantic Holdings, Inc.		14,536	697,147
Unitrin, Inc.		8,409	215,270
Unum Group (1)		166,551	3,614,157
W.R. Berkley Corp.		41,290	1,092,533
White Mountains Insurance Group, Ltd.	BM	2,482	804,664
XL Group PLC	IE	14,216	227,598

			18,599,316

INTERNET & CATALOG RETAIL – 0.8%
Expedia, Inc.		27,387	514,328
Liberty Media Corp. – Interactive, Series A*		125,755	1,320,427

			1,834,755

IT SERVICES – 0.5%
Accenture PLC, Class A	IE	16,118	622,961

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Amdocs, Ltd.*	GG	3,771	$101,251
Computer Sciences Corp.		9,586	433,767

			1,157,979

MACHINERY – 4.5%
AGCO Corp.*		24,128	650,732
Cummins, Inc.		23,108	1,505,024
Eaton Corp.		34,844	2,280,191
Kennametal, Inc.		7,792	198,151
Lincoln Electric Holdings, Inc.		7,963	406,033
Oshkosh Corp.*		48,127	1,499,637
Parker Hannifin Corp.		9,630	534,080
The Timken Co.		59,470	1,545,625
Trinity Industries, Inc.		86,680	1,535,970

			10,155,443

MEDIA – 3.3%
Cablevision Systems Corp., Class A		18,726	449,611
CBS Corp., Class B (1)		80,885	1,045,843
Clear Channel Outdoor Holdings, Inc., Class A*		12,827	111,338
DISH Network Corp., Class A		167,470	3,039,581
Gannett Co., Inc.		42,514	572,238
Liberty Media-Starz, Series A*		3,244	168,169
Meredith Corp.		3,615	112,535
Regal Entertainment Group, Class A		22,301	290,805
Scripps Networks Interactive, Inc., Class A		33,564	1,353,972
Virgin Media, Inc.		11,604	193,671

			7,337,763

METALS & MINING – 1.7%
Freeport-McMoRan Copper & Gold, Inc.		2,121	125,415
Reliance Steel & Aluminum Co.		48,645	1,758,517
Schnitzer Steel Industries, Inc., Class A		24,350	954,520
Titanium Metals Corp.*		25,966	456,742
United States Steel Corp.		10,643	410,287

			3,705,481

	Country Code**	Shares	Value

MULTI-LINE RETAIL – 1.2%
Big Lots, Inc.*		55,922	$1,794,537
J.C. Penney Co., Inc.		43,318	930,471

			2,725,008

MULTI-UTILITIES – 5.2%
Alliant Energy Corp.		5,134	162,953
Ameren Corp.		108,627	2,582,064
Consolidated Edison, Inc.		5,574	240,239
DTE Energy Co.		30,622	1,396,670
Integrys Energy Group, Inc.		68,753	3,007,256
MDU Resources Group, Inc.		84,993	1,532,424
NiSource, Inc.		165,090	2,393,805
TECO Energy, Inc.		14,087	212,291

			11,527,702

OFFICE ELECTRONICS – 0.1%
Xerox Corp.		27,164	218,399

OIL, GAS & CONSUMABLE FUELS – 7.9%
Chevron Corp.		3,040	206,294
Cimarex Energy Co.		54,481	3,899,750
Devon Energy Corp.		3,763	229,242
Helix Energy Solutions Group, Inc.*		9,705	104,523
Hess Corp.		26,205	1,319,160
Murphy Oil Corp.		23,825	1,180,529
Noble Energy, Inc.		7,968	480,709
Overseas Shipholding Group, Inc.		8,081	299,320
SM Energy Co.		42,012	1,687,202
Southern Union Co.		4,158	90,894
Sunoco, Inc.		75,839	2,636,922
Teekay Shipping Corp.	MH	49,162	1,286,570
Tesoro Corp.		144,769	1,689,454
Valero Energy Corp.		138,257	2,485,861

			17,596,430

PAPER & FOREST PRODUCTS – 2.9%
Domtar Corp.		2,373	116,633
International Paper Co.		127,910	2,894,603
MeadWestvaco Corp.		48,071	1,067,176
Rayonier, Inc.		55,552	2,445,399

			6,523,811

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PERSONAL PRODUCTS – 0.1%
NBTY, Inc.*		8,292	$282,011

PHARMACEUTICALS – 1.6%
Eli Lilly & Co.		3,755	125,793
Forest Laboratories, Inc.*		81,335	2,231,019
King Pharmaceuticals, Inc.*		148,853	1,129,794

			3,486,606

PROFESSIONAL SERVICES – 0.8%
Manpower, Inc.		44,211	1,909,031

REAL ESTATE INVESTMENT TRUSTS – 10.9%
Alexandria Real Estate Equities, Inc.		5,770	365,645
AMB Property Corp.		15,587	369,568
Annaly Capital Management, Inc.		19,376	332,298
AvalonBay Communities, Inc.		56,601	5,284,835
Boston Properties, Inc.		13,371	953,887
BRE Properties, Inc.		70,645	2,608,920
Duke Realty Corp.		6,542	74,252
Equity Residential Properties Trust		16,985	707,256
Federal Realty Investment Trust		21,017	1,476,865
Host Hotels & Resorts, Inc.		13,357	180,052
Liberty Property Trust		67,852	1,957,530
Mack-Cali Realty Corp.		40,499	1,204,035
Nationwide Health Properties, Inc.		53,831	1,925,535
Plum Creek Timber Co., Inc.		45,983	1,587,793
Realty Income Corp.		34,515	1,046,840
Regency Centers Corp.		30,618	1,053,259
Senior Housing Properties Trust		11,082	222,859
Simon Property Group, Inc.		32,456	2,620,822
Weyerhaeuser Co.		13,243	466,154

			24,438,405

ROAD & RAIL – 0.3%
Ryder System, Inc.		14,334	576,657

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.1%
Advanced Micro Devices, Inc.*		32,378	$237,007
Fairchild Semiconductor International, Inc.*		101,877	856,786
Integrated Device Technology, Inc.*		183,840	910,008
Intersil Holding Corp.		25,695	311,166
LSI Corp.*		272,914	1,255,404
Micron Technology, Inc.*		123,737	1,050,527

			4,620,898

SOFTWARE – 0.8%
Activision Blizzard, Inc.		13,862	145,412
Microsoft Corp.		46,363	1,066,813
Symantec Corp.*		10,047	139,452
Synopsys, Inc.*		26,333	549,570

			1,901,247

SPECIALTY RETAIL – 1.6%
Autonation, Inc.*		40,258	785,031
Limited Brands, Inc.		37,323	823,719
Office Depot, Inc.*		55,094	222,580
Penske Automotive Group, Inc.*		56,468	641,476
Williams-Sonoma, Inc.		41,715	1,035,366

			3,508,172

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Fossil, Inc.*		3,228	112,012

THRIFT & MORTGAGE FINANCE – 1.5%
Hudson City Bancorp, Inc.		149,365	1,828,228
New York Community Bancorp, Inc.		54,582	833,467
Washington Federal, Inc.		50,221	812,576

			3,474,271

TOBACCO – 2.7%
Lorillard, Inc.		83,473	6,008,387

TRADING COMPANIES & DISTRIBUTORS – 0.2%
WESCO International, Inc.*		10,761	362,323

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 1.6%
Leap Wireless International, Inc.*		46,268	$600,559
NII Holdings, Inc.*		14,645	476,255
Sprint Nextel Corp.*		224,901	953,580
Telephone & Data Systems, Inc.		23,399	711,096
US Cellular Corp.*		17,844	734,280

			3,475,770

Total Common Stocks (Cost $197,587,917)			217,079,900

	Country Code**	Shares	Value

SHORT TERM INVESTMENTS – 2.8%
MUTUAL FUNDS – 2.8%
State Street Institutional Liquid Reserves Fund (Cost $6,263,216)			$6,263,216

TOTAL INVESTMENTS – 100.0%
(Cost $203,851,133)			223,343,116
Other assets less liabilities – 0.0% +			8,136

NET ASSETS – 100.0%			$223,351,252

BM	Bermuda
GG	Guernsey
IE	Ireland
KY	Cayman Islands
MH	Marshall Islands
PR	Puerto Rico
VG	British Virgin Islands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	At the period end, securities (or portions thereof) with an aggregate market value of $1,556,192 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Depreciation ($)
Long	S&P MidCap 400 E-Mini September Futures	9/17/10	73	5,670,056	5,183,000	(487,056)

(2)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 4.2%
Bank of America Auto Trust, Series 2009-1A, Class A2 (1) 1.70%, 12/15/11		$5,762	$5,772,613
Bank of America Auto Trust, Series 2009-2A, Class A3 (1) 2.13%, 9/15/13		7,000	7,090,992
Bank of America Auto Trust, Series 2009-3A, Class A3 (1) 1.67%, 12/15/13		9,500	9,580,919
Brazos Higher Education Authority, Series 2004-I, Class A2 (2) 0.70%, 6/27/22		1,771	1,749,022
Brazos Higher Education Authority, Series 2005-2, Class A9 (2) 0.64%, 12/26/17		5,000	4,970,314
College Loan Corporation Trust, Series 2004-1, Class A3 (2) 0.48%, 4/25/21		4,000	3,989,299
College Loan Corporation Trust, Series 2005-2, Class A2 (2) 0.41%, 10/15/21		2,580	2,570,696
Ford Credit Auto Owner Trust, Series 2009-E, Class A3 1.51%, 1/15/14		7,500	7,543,593

Total Asset Backed Securities (Cost $42,952,100)			43,267,448

	Country Code**	Principal Amount (000)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.6%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A (1)(2) 0.90%, 2/25/48		$2,730	$2,739,785
Federal Home Loan Mortgage Corp., Series 3450, Class AJ 4.50%, 7/15/22		11,066	11,685,164
Federal National Mortgage Association, Series 2005-87, Class PB 5.00%, 3/25/21		1,964	1,970,111

Total Collateralized Mortgage Obligations (Cost $16,386,852)			16,395,060

CONVERTIBLE BONDS – 0.4%
OIL & GAS – EXPLORATION & PRODUCTION – 0.4%
Transocean, Inc., Series B 1.50%, 12/15/37 (Cost $5,064,490)	KY	5,200	4,615,000

CORPORATE DEBT OBLIGATIONS – 41.5%
BANKS – 7.7%
ANZ National (International) Ltd. (1) 3.25%, 4/2/12	NZ	7,900	8,137,379
Banco Santander Chile (1) 2.88%, 11/13/12	CL	6,400	6,350,055
Canadian Imperial Bank of Commerce (1) 2.00%, 2/4/13	CA	5,200	5,257,829
Commonwealth Bank of Australia (1) 2.40%, 1/12/12	AU	4,600	4,688,228
Dexia Credit Local (1) 2.38%, 9/23/11	FR	8,700	8,818,546

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Intesa Sanpaolo New York 2.38%, 12/21/12	IT	$4,800	$4,758,979
Lloyds TSB Bank PLC (1) 4.38%, 1/12/15	GB	1,625	1,565,621
Macquarie Bank Ltd. (1) 2.60%, 1/20/12	AU	7,000	7,152,096
Royal Bank of Scotland PLC (1) 1.50%, 3/30/12	GB	9,400	9,417,428
Standard Chartered PLC (1) 3.85%, 4/27/15	GB	3,150	3,178,117
Swedbank AB (1) 3.00%, 12/22/11	SE	5,100	5,257,289
Wachovia Corp. 5.50%, 5/1/13		4,050	4,395,623
Wells Fargo & Co. 4.38%, 1/31/13		1,000	1,057,172
Westpac Banking Corp. (1) 3.25%, 12/16/11	AU	8,700	8,948,733

			78,983,095

BROKERAGE – 1.6%
The Bear Stearns Cos., LLC.
0.57%, 1/31/11 (2)		8,000	8,007,904
6.95%, 8/10/12		7,875	8,637,835

			16,645,739

CABLE – 0.4%
Time Warner Cable Inc.
6.20%, 7/1/13		3,350	3,746,774

COMPUTER & PERIPHERALS – 0.5%
Hewlett-Packard Co.
2.25%, 5/27/11		1,500	1,520,743
4.25%, 2/24/12		3,125	3,293,125

			4,813,868

ELECTRIC UTILITIES – 0.3%
Enel Finance International SA (1) 5.70%, 1/15/13	LU	3,325	3,542,718

	Country Code**	Principal Amount (000)	Value

ENVIRONMENTAL SERVICES – 0.2%
Allied Waste North America, Inc. 6.38%, 4/15/11		$1,675	$1,731,263

FINANCIALS – 1.3%
General Electric Capital Corp. 6.00%, 6/15/12		1,000	1,076,123
HSBC Finance Corp. (2)
0.58%, 8/9/11		1,400	1,387,320
0.59%, 4/24/12		3,400	3,316,625
John Deere Capital Corp.
0.96%, 8/19/10 (2)		1,000	1,000,662
1.29%, 6/10/11 (2)		2,475	2,491,862
5.25%, 10/1/12		525	568,890
LeasePlan Corp. NV (1) 3.00%, 5/7/12	NL	3,900	4,011,173

			13,852,655

FOOD, BEVERAGES & RESTAURANTS – 1.8%
Anheuser-Busch InBev NV 4.70%, 4/15/12		1,725	1,811,895
Anheuser-Busch InBev Worldwide, Inc. (1) 2.50%, 3/26/13		3,075	3,111,454
General Mills, Inc.
5.25%, 8/15/13		1,200	1,323,593
6.00%, 2/15/12		2,850	3,070,738
Kellogg Co. 5.13%, 12/3/12		2,050	2,226,774
Kraft Foods, Inc.
2.63%, 5/8/13		3,100	3,158,757
6.25%, 6/1/12		1,800	1,961,966
Pepsico, Inc. 4.65%, 2/15/13		1,000	1,086,352
The Kroger Co. 6.75%, 4/15/12		1,200	1,306,756

			19,058,285

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

HEALTH CARE – 0.4%
Roche Holdings, Inc. (1)
4.50%, 3/1/12		$800	$842,421
5.00%, 3/1/14		3,175	3,521,964

			4,364,385

HEALTH CARE – PRODUCTS – 0.2%
St. Jude Medical, Inc. 3.75%, 7/15/14		2,025	2,138,052

INSURANCE – 1.5%
Metropolitan Life Global Funding I (1)
2.50%, 1/11/13		3,000	3,034,017
5.13%, 11/9/11		3,150	3,274,551
5.13%, 4/10/13		1,000	1,081,571
New York Life Global Funding (1) 4.65%, 5/9/13		1,000	1,072,644
Prudential Financial, Inc. 2.75%, 1/14/13		4,350	4,371,245
The Chubb Corp. 6.00%, 11/15/11		2,050	2,174,150

			15,008,178

INVESTMENT COMPANIES – 1.3%
FIH Erhvervsbank A/S (1)
2.00%, 6/12/13	DK	6,100	6,138,509
2.45%, 8/17/12	DK	7,200	7,376,451

			13,514,960

MULTIMEDIA – 1.3%
Comcast Corp. 5.45%, 11/15/10		3,675	3,735,696
Reed Elsevier Capital, Inc.
4.63%, 6/15/12		5,650	5,934,449
6.75%, 8/1/11		950	998,531
The Walt Disney Co. 6.38%, 3/1/12		2,700	2,926,476

			13,595,152

	Country Code**	Principal Amount (000)	Value

OIL & GAS – 0.6%
Shell International Finance BV 1.88%, 3/25/13	NL	$5,700	$5,747,880

PHARMACEUTICALS – 1.5%
Express Scripts, Inc. 5.25%, 6/15/12		3,075	3,285,106
Merck & Co., Inc. 1.88%, 6/30/11		1,700	1,716,039
Novartis Capital Corp. 1.90%, 4/24/13		2,975	3,019,952
Pfizer, Inc. 4.45%, 3/15/12		3,325	3,507,772
Teva Pharmaceutical Finance III LLC 1.50%, 6/15/12		3,650	3,663,874

			15,192,743

PIPELINES – 0.9%
Enterprise Products Operating LLC 7.63%, 2/15/12		2,475	2,681,586
The Williams Cos, Inc. (1) 6.38%, 10/1/10		1,400	1,412,121
TransCanada PipeLines Ltd. 8.63%, 5/15/12	CA	1,525	1,720,302
Williams Partners LP 7.50%, 6/15/11		3,050	3,200,042

			9,014,051

REAL ESTATE INVESTMENT TRUSTS – 0.5%
Simon Property Group LP 4.20%, 2/1/15		3,675	3,776,419
WEA Finance LLC / WCI Finance LLC (1) 5.40%, 10/1/12		1,100	1,165,924

			4,942,343

REFINING – 1.7%
ConocoPhillips 9.38%, 2/15/11		5,800	6,077,629
Devon Energy Corp. 6.88%, 9/30/11	CA	1,800	1,921,797

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

EnCana Corp.
4.75%, 10/15/13	CA	$1,700	$1,822,937
6.30%, 11/1/11	CA	775	820,027
Energy Transfer Equity LP 5.65%, 8/1/12		3,325	3,525,478
XTO Energy, Inc. 5.75%, 12/15/13		3,175	3,606,530

			17,774,398

RETAIL – 0.7%
CVS Caremark Corp. 5.75%, 8/15/11		2,900	3,030,088
Wal-Mart Stores Inc. 3.20%, 5/15/14		4,000	4,216,760

			7,246, 848

SAVINGS & LOANS – 0.2%
U.S. Central Federal Credit Union 1.90%, 10/19/12		2,400	2,449,510

SOFTWARE – 1.5%
Fiserv, Inc. 6.13%, 11/20/12		4,875	5,345,559
Microsoft Corp. 2.95%, 6/1/14		5,000	5,231,845
Oracle Corp. 4.95%, 4/15/13		4,100	4,484,773

			15,062,177

SPECIAL PURPOSE BANKS – 8.6%
European Investment Bank SNAT
2.63%, 5/16/11		10,000	10,160,330
3.13%, 7/15/11		5,300	5,431,694
Kreditanstalt Fur Wiederaufbau
1.88%, 1/14/13	DE	7,300	7,402,353
2.50%, 5/28/13	DE	11,000	11,350,702
3.75%, 6/27/11	DE	900	925,751
4.75%, 5/15/12	DE	14,000	14,950,376
L-Bank BW Foerderbank 3.25%, 10/29/10	DE	4,000	4,029,092
Landwirtschaftliche Rentenbank
1.88%, 9/24/12	DE	12,300	12,450,983
3.25%, 3/15/13	DE	9,000	9,421,632
4.13%, 7/15/13	DE	5,200	5,588,112

	Country Code**	Principal Amount (000)	Value

NRW.BANK 5.38%, 7/19/10	DE	$7,000	$7,012,663

			88,723,688

TELECOMMUNICATIONS – 4.1%
France Telecom SA
4.38%, 7/8/14	FR	6,000	6,470,226
7.75%, 3/1/11	FR	2,500	2,608,748
Rogers Communications, Inc.
5.50%, 3/15/14	CA	625	690,123
6.25%, 6/15/13	CA	625	695,992
6.38%, 3/1/14	CA	3,050	3,462,872
7.88%, 5/1/12	CA	250	277,959
Telecom Italia Capital 5.25%, 11/15/13	LU	5,175	5,345,237
Telefonica Emisiones SAU 5.86%, 2/4/13	ES	3,500	3,765,128
Telefonica Europe BV 7.75%, 9/15/10	NL	3,050	3,088,149
Verizon Wireless Capital LLC
3.75%, 5/20/11		5,475	5,607,654
5.25%, 2/1/12		4,625	4,902,565
7.38%, 11/15/13		1,803	2,113,752
Vodafone Group PLC 5.35%, 2/27/12	GB	3,225	3,400,101

			42,428,506

TOBACCO – 0.4%
Philip Morris International, Inc. 4.88%, 5/16/13		3,750	4,055,734

TRANSPORTATION – 0.6%
Burlington Northern Santa Fe Corp. 5.90%, 7/1/12		4,200	4,549,012
CSX Corp. 6.75%, 3/15/11		1,425	1,476,109

			6,025,121

UTILITIES – 1.7%
Duke Energy Corp. 6.30%, 2/1/14		3,100	3,489,075
MidAmerican Energy Holdings Co. 5.00%, 2/15/14		3,600	3,883,407

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Progress Energy, Inc.
6.85%, 4/15/12		$3,050	$3,316,594
7.10%, 3/1/11		1,525	1,585,646
Public Service Co. of Colorado 7.88%, 10/1/12		1,125	1,282,869
Southern Co.
0.71%, 10/21/11 (2)		2,100	2,108,677
4.15%, 5/15/14		1,400	1,476,765

			17,143,033

Total Corporate Debt Obligations (Cost $417,737,875)			426,801,156

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 1.9%
Societe Financement de l’Economie Francaise (1)
1.50%, 10/29/10	FR	10,000	10,031,830
2.00%, 2/25/11	FR	7,600	7,682,376
Swedish Housing Finance Corp. (1) 3.13%, 3/23/12	SE	1,700	1,759,126

Total Foreign Government Agency Obligations (Cost $19,397,310)			19,473,332

FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Province of Ontario 1.88%, 11/19/12 (Cost $14,279,093)	CA	14,300	14,467,367

MUNICIPAL BONDS – 0.8%
Pennsylvania Higher Education Assistance Agency (2) 0.92%, 4/25/19		4,331	4,336,183
San Francisco, California City & County Airports Commission 1.87%, 5/1/12		3,500	3,514,280

Total Municipal Bonds (Cost $7,830,813)			7,850,463

U.S. GOVERNMENT GUARANTEED NOTES – 10.7%
TLGP American Express Bank 3.15%, 12/9/11		1,900	1,967,566
TLGP BancWest Corp. 2.15%, 3/27/12		10,100	10,344,026
TLGP Bank of America Corp. 2.10%, 4/30/12		24,800	25,396,688

	Country Code**	Principal Amount (000)	Value

TLGP Citibank NA 1.88%, 5/7/12		$6,900	$7,042,665
TLGP Citigroup Funding, Inc. 1.88%, 10/22/12		11,300	11,537,537
1.88%, 11/15/12		4,300	4,390,674
TLGP Citigroup, Inc. 2.13%, 4/30/12		15,500	15,879,905
TLGP General Electric Capital Corp. 2.00%, 9/28/12		4,700	4,812,217
2.20%, 6/8/12		15,000	15,395,820
3.00%, 12/9/11		1,800	1,859,405
TLGP GMAC LLC 2.20%, 12/19/12		6,900	7,089,764
TLGP HSBC USA, Inc. 3.13%, 12/16/11		1,900	1,967,984
TLGP John Deere Capital Corp. 2.88%, 6/19/12		1,350	1,403,846
TLGP PNC Funding Corp. 1.88%, 6/22/11		1,200	1,215,208

Total U.S. Government Guaranteed Notes (Cost $107,724,674)			110,303,305

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 33.7%
Federal Home Loan Bank
3.13%, 6/10/11		1,155	1,181,056
4.25%, 6/10/11		1,500	1,550,945
Federal Home Loan Mortgage Corp.
0.60%, 5/15/37 (2)		1,988	1,979,822
4.50%, 5/1/23		17	18,259
5.00%, 12/1/13		2	1,776
5.00%, 4/1/14		6	6,504
5.00%, 3/1/16		1	1,043
5.00%, 5/1/16		3	2,953
5.00%, 9/1/16		6	5,870
5.00%, 11/1/16		90	95,986
5.00%, 10/1/17		806	864,993
5.00%, 11/1/17		2,010	2,157,539
5.00%, 2/1/18		2,376	2,553,137
5.00%, 3/1/18		5	5,871
5.00%, 8/1/18		6	6,008
5.00%, 10/15/21		5,304	5,624,342
5.00%, 4/1/38		79	83,449
5.00%, 3/1/39		272	288,061
5.00%, 4/1/39		604	640,271
5.00%, 5/1/39		91	96,694

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)		Value

5.00%, 6/1/39		$277		$292,975
5.00%, 10/1/39		291		308,862
5.39%, 9/1/38 (2)		10,494		11,027,754
5.50%, 1/1/20		1,824		1,981,974
5.50%, 5/1/20		790		858,761
5.50%, 7/1/20		691		750,458
5.89%, 8/1/37 (2)		7,774		8,314,982
6.50%, 10/1/37		593		659,035
6.50%, 12/1/38		336		369,045
Federal National Mortgage Association
2.05%, 4/26/13		16,000		16,170,848
2.27%, 4/1/35 (2)		3,118		3,221,945
2.82%, 6/1/35 (2)		8,109		8,340,676
3.22%, 4/1/37 (2)		2,046		2,131,743
4.50%, 10/1/18		168		178,612
4.50%, 11/1/18		34		36,519
4.50%, 12/1/18		64		68,122
4.50%, 5/1/19		139		148,620
4.50%, 4/1/23		547		578,618
4.68%, 6/15/11		1,900		1,975,052
5.00%, 8/25/19		16,666		17,871,249
5.00%, 11/25/21		7,418		7,884,398
5.00%, 5/1/39		27		28,766
5.00%, 6/1/39		37		39,426
5.00%, 7/1/39		29		31,245
5.50%, 3/1/18		8,427		9,133,935
6.00%, 3/1/32		0	*	85
6.00%, 5/1/33		5		5,625
6.00%, 12/1/33		2		2,538
6.00%, 2/1/35		14		15,365
6.00%, 4/1/35		3		3,052

Country Code**	Principal Amount (000)	Value

6.00%, 7/1/35	$19	$20,792
6.00%, 11/1/35	67	73,286
6.00%, 1/1/36	68	73,642
6.00%, 2/1/36	6	6,573
6.00%, 3/1/36	5	5,256
6.00%, 5/1/36	2	2,025
6.00%, 6/1/36	4	4,573
U.S. Treasury Notes
0.63%, 6/30/12	34,500	34,502,760
0.75%, 5/31/12	39,300	39,413,577
1.00%, 8/31/11	72,400	72,869,442
1.00%, 3/31/12	55,400	55,819,932
1.38%, 3/15/13 (3)	30,400	30,794,288
1.75%, 4/15/13	2,800	2,863,644

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $343,011,790)		346,044,654

	Shares
SHORT TERM INVESTMENTS – 3.3%
MUTUAL FUNDS – 3.3%
State Street Institutional Liquid Reserves Fund (Cost $34,052,587)	34,052,587	34,052,587

TOTAL INVESTMENTS – 99.5%
(Cost $1,008,437,584)		1,023,270,372
Other assets less liabilities – 0.5%		5,055,771

NET ASSETS – 100.0%		$1,028,326,143

FDIC	Federal Deposit Insurance Corporation
SNAT	Supranational
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
CA	Canada
CL	Chile
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
IT	Italy
KY	Cayman Islands
LU	Luxembourg
NL	Netherlands
NZ	New Zealand
SE	Sweden

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

*	Amount is less than $500.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $153,014,480, representing 14.9% of net assets.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	At the period end, securities (or portions thereof) with an aggregate market value of $2,025,940 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation / (Depreciation) ($)
Long	90-Day Eurodollar December Futures	12/13/10	21	5,196,558	5,209,575	13,017
Short	90-Day Eurodollar December Futures	12/19/11	103	25,156,205	25,417,825	(261,620)
Short	90-Day Eurodollar June Futures	6/13/11	62	15,253,395	15,354,300	(100,905)
Short	90-Day Eurodollar March Futures	3/14/11	62	15,311,520	15,369,800	(58,280)
Long	90-Day Eurodollar September Futures	9/13/10	13	3,185,800	3,228,713	42,913
Short	90-Day Eurodollar September Futures	9/19/11	103	25,246,330	25,470,613	(224,283)
Long	U.S. Treasury 10 Year Note September Futures	9/21/10	16	1,909,942	1,960,750	50,808
Long	U.S. Treasury 2 Year Note September Futures	9/30/10	993	216,365,770	217,296,329	930,559
Long	U.S. Treasury 30 Year Bond September Futures	9/21/10	11	1,366,770	1,402,500	35,730
Short	U.S. Treasury 5 Year Note September Futures	9/30/10	395	46,110,808	46,748,867	(638,059)

Net unrealized depreciation						(210,120)

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$43,267,448	$—	$43,267,448
Collateralized Mortgage Obligations	—	16,395,060	—	16,395,060
Convertible Bonds (a)	—	4,615,000	—	4,615,000
Corporate Debt Obligations (a)	—	426,801,156	—	426,801,156
Foreign Government Agency Obligations	—	19,473,332	—	19,473,332
Foreign Government Obligations	—	14,467,367	—	14,467,367
Municipal Bonds	—	7,850,463	—	7,850,463
U.S. Government Guaranteed Notes	—	110,303,305	—	110,303,305

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Treasury and U.S. Government Agency Obligations	$236,263,643	$109,781,011	$—	$346,044,654
Short Term Investments
Mutual Funds	34,052,587	—	—	34,052,587

Total Investments	270,316,230	752,954,142	—	1,023,270,372

Financial Derivative Instruments Futures Contracts	1,073,027	—	—	1,073,027

Total Financial Derivative Instruments	$1,073,027	$—	$—	$1,073,027

Liabilities
Financial Derivative Instruments Futures Contracts	$(1,283,147)	$—	$—	$(1,283,147)

Total Financial Derivative Instruments	$(1,283,147)	$—	$—	$(1,283,147)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 100.0%
AEROSPACE & DEFENSE – 1.7%
AAR Corp.*		7,950	$133,083
Ceradyne, Inc.*		9,750	208,358
Esterline Technologies Corp.*		4,430	210,203
Ladish Co., Inc.*		9,860	224,019

			775,663

AIR FREIGHT & LOGISTICS – 0.4%
Pacer International, Inc.*		25,780	180,202

AIRLINES – 0.4%
SkyWest, Inc.		13,180	161,060

AUTO COMPONENTS – 0.3%
ATC Technology Corp.*		9,400	151,528

BIOTECHNOLOGY – 0.2%
Martek Biosciences Corp.*		4,533	107,477

BUILDING PRODUCTS – 1.1%
Ameron International Corp.		3,300	199,089
Lennox International, Inc.		3,600	149,652
NCI Building Systems, Inc.*		3,400	28,458
Universal Forest Products, Inc.		5,100	154,581

			531,780

CAPITAL MARKETS – 3.0%
Federated Investors, Inc., Class B		5,500	113,905
GFI Group, Inc.		25,230	140,783
International Assets Holding Corp.*		9,090	145,440
Investment Technology Group, Inc.*		16,170	259,690
Knight Capital Group, Inc.*		22,250	306,828
optionsXpress Holdings, Inc.*		12,340	194,232
Piper Jaffray Cos., Inc.*		6,460	208,141

			1,369,019

CHEMICALS – 1.6%
Cytec Industries, Inc.		4,400	175,956
Fuller H B Co.		16,350	310,486
OM Group, Inc.*		11,110	265,085

			751,527

	Country Code**	Shares	Value

COMMERCIAL BANKS – 7.9%
Ameris Bancorp*		7,114	$69,067
Bancfirst Corp.		5,500	200,695
BancTrust Financial Group, Inc.*		15,727	58,190
BankFinancial Corp.		26,653	221,486
Bryn Mawr Bank Corp.		12,056	202,300
Chemical Financial Corp.		14,400	313,632
Columbia Banking System, Inc.		12,550	229,163
Community Trust Bancorp, Inc.		8,850	222,135
First Citizens BancShares, Inc.		2,050	394,276
First Commonwealth Financial Corp.		50,700	266,175
First Financial Corp.		10,602	273,638
First National Bank Alaska		100	184,700
Investors Bancorp, Inc.*		15,100	198,112
Merchants Bancshares, Inc.		9,230	205,091
Northfield Bancorp, Inc.		14,302	185,640
Northrim Bancorp, Inc.		11,388	176,286
West Coast Bancorp		54,566	139,143
Whitney Holding Corp.		11,150	103,138

			3,642,867

COMMERCIAL SERVICES & SUPPLIES – 5.2%
ABM Industries, Inc.		8,050	168,648
CDI Corp.		11,000	170,830
Comfort Systems USA, Inc.		15,470	149,440
Consolidated Graphics, Inc.*		5,870	253,819
Ennis, Inc.		10,550	158,356
FTI Consulting, Inc.*		4,450	193,975
G&K Services, Inc.		4,980	102,837
Kforce, Inc.*		10,200	130,050
Korn / Ferry International*		11,250	156,375
Layne Christensen Co.*		7,150	173,530
Lecg Corp.*		34,556	89,846
Navigant Consulting, Inc.*		10,550	109,509
Pike Electric Corp.*		16,350	154,017
Teletech Holdings, Inc.*		11,260	145,141
United Stationers, Inc.*		4,300	234,221

			2,390,594

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMUNICATIONS EQUIPMENT – 3.1%
ADC Telecommunications, Inc.*		24,900	$184,509
Anaren, Inc.*		11,138	166,402
Bel Fuse, Inc., Class B		4,550	75,121
Black Box Corp.		7,000	195,230
Dycom Industries, Inc.*		21,150	180,832
Plantronics, Inc.		6,200	177,320
Symmetricom, Inc.*		27,450	139,720
Tekelec, Inc.*		14,390	190,524
Tellabs, Inc.		20,790	132,848

			1,442,506

CONSTRUCTION & ENGINEERING – 1.4%
EMCOR Group, Inc.*		11,800	273,406
KBR, Inc.		10,250	208,485
KHD Humboldt Wedag International AG	DE	5,370	28,702
KHD Humboldt Wedag International AG*	DE	2,625	13,807
Sterling Construction Co., Inc.*		10,450	135,223

			659,623

CONSTRUCTION MATERIALS – 0.3%
Eagle Materials, Inc.		5,600	145,208

CONSUMER FINANCE – 0.7%
Cash America International, Inc.		9,390	321,795

CONTAINERS & PACKAGING – 2.2%
Greif, Inc., Class A		3,300	183,282
Greif, Inc., Class B		8,823	464,090
Packaging Corp of America		8,150	179,463
Silgan Holdings, Inc.		7,280	206,606

			1,033,441

DIVERSIFIED CONSUMER SERVICES – 0.4%
Regis Corp.		12,850	200,075

DIVERSIFIED FINANCIAL SERVICES – 0.5%
Medallion Financial Corp.		16,050	105,930
Pico Holdings, Inc.*		4,000	119,880

			225,810

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.2%
NTELOS Holdings Corp.		13,650	234,780

	Country Code**	Shares	Value

Shenandoah Telecommunications Co.		9,260	$164,273
Warwick Valley Telephone Co.		11,362	159,863

			558,916

ELECTRIC UTILITIES – 2.0%
ALLETE, Inc.		8,300	284,192
El Paso Electric Co.*		12,788	247,448
Hawaiian Electric Industries, Inc.		5,430	123,695
MGE Energy, Inc.		7,200	259,488
UIL Holdings Corp.		319	7,985

			922,808

ELECTRICAL EQUIPMENT – 2.1%
Acuity Brands, Inc.		4,600	167,348
Belden CDT, Inc.		8,400	184,800
Broadwind Energy, Inc.*		11,716	32,805
GrafTech International Ltd.*		25,010	365,646
Smith A O Corp.		5,000	240,950

			991,549

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.6%
Anixter International, Inc.*		5,900	251,340
Benchmark Electronics, Inc.*		16,650	263,902
Brightpoint, Inc.*		27,580	193,060
CTS Corp.		17,950	165,858
Electro Scientific Industries, Inc.*		11,850	158,316
Littelfuse, Inc.*		5,250	165,953
Methode Electronics, Inc.		16,950	165,093
MTS Technologies, Inc.		6,750	195,750
Nam Tai Electronics, Inc.*	VG	31,500	129,780

			1,689,052

ENERGY EQUIPMENT & SERVICES – 2.7%
Dawson Geophysical Co.*		5,800	123,366
Gulf Island Fabrication, Inc.		10,470	162,494
Lufkin Industries, Inc.		1,761	68,661
Matrix Service Co.*		13,600	126,616

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Patterson-UTI Energy, Inc.		14,450	$185,972
T-3 Energy Services, Inc.*		7,100	198,090
TGC Industries, Inc.*		21,533	65,245
Tidewater, Inc.		4,600	178,112
Union Drilling, Inc.*		27,850	153,454

			1,262,010

FOOD & STAPLES RETAILING – 0.8%
Ruddick Corp.		7,400	229,326
Spartan Stores, Inc.		11,100	152,292

			381,618

FOOD PRODUCTS – 0.7%
Fresh Del Monte Produce, Inc.*	KY	15,930	322,423

GAS UTILITIES – 1.3%
Nicor, Inc.		7,910	320,355
The Laclede Group, Inc.		7,850	260,070

			580,425

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
Analogic Corp.		3,250	147,907
Cantel Medical Corp.		7,800	130,260
ICU Medical, Inc.*		41	1,319
Kensey Nash Corp.*		7,674	181,951
Symmetry Medical, Inc.*		16,750	176,545
Young Innovations, Inc.		4,700	132,305

			770,287

HEALTH CARE PROVIDERS & SERVICES – 3.5%
AmSurg Corp.*		9,110	162,340
Healthspring, Inc.*		16,250	252,037
Kindred Healthcare, Inc.*		14,780	189,775
Magellan Health Services, Inc.*		4,900	177,968
Medcath Corp.*		17,700	139,122
NovaMed, Inc.*		10,666	88,528
Owens & Minor, Inc.		5,300	150,414
Res-Care, Inc.*		17,250	166,635
Triple-S Management Corp., Class B*	PR	9,150	169,733
U.S. Physical Therapy, Inc.*		8,400	141,792

			1,638,344

HOTELS, RESTAURANTS & LEISURE – 1.7%
Benihana, Inc.*		23,225	137,492
Bob Evans Farms, Inc.		8,450	208,039

	Country Code**	Shares	Value

CEC Entertainment, Inc.*		4,700	$165,722
Jack In The Box, Inc.*		7,050	137,122
Red Robin Gourmet Burgers, Inc.*		7,900	135,564

			783,939

HOUSEHOLD DURABLES – 1.4%
American Greetings Corp.		7,850	147,266
Avatar Holdings, Inc.*		9,956	190,956
Cavco Industries, Inc.*		4,850	170,623
CSS Industries, Inc.		9,161	151,157

			660,002

INSURANCE – 9.5%
Allied World Assurance Holdings, Ltd.	BM	3,900	176,982
American Safety Insurance Holdings, Ltd.*	BM	13,470	211,748
Argo Group International Holdings, Inc.	BM	8,590	262,768
Baldwin & Lyons, Inc., Class B		8,985	188,775
CNA Surety Corp.*		16,500	265,155
eHealth, Inc.*		17,833	202,761
EMC Insurance Group, Inc.		10,350	226,976
FBL Financial Group, Inc.		10,550	221,550
First Mercury Financial Corp.		17,550	185,679
Hanover Insurance Group, Inc.		3,500	152,250
Harleysville Group, Inc.		5,400	167,562
Horace Mann Educators Corp.		20,550	314,415
National Western Life Insurance Co.		950	145,122
Navigators Group, Inc.*		7,550	310,532
RLI Corp.		3,260	171,183
Safety Insurance Group, Inc.		8,950	331,329
Stewart Information Services Corp.		13,100	118,162
United America Indemnity Ltd.*	IE	55,818	410,820
United Fire & Casualty Co.		16,250	322,075

			4,385,844

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INTERNET SOFTWARE & SERVICES – 0.6%
InfoSpace, Inc.*		15,100	$113,552
United Online, Inc.		24,950	143,712

			257,264

IT SERVICES – 2.1%
Acxiom Corp.*		11,050	162,325
ADPT Corp.*		36,710	106,092
CACI International, Inc., Class A*		4,350	184,788
CSG Systems International, Inc.*		9,450	173,218
MAXIMUS, Inc.		3,100	179,397
Moneygram International, Inc.*		61,666	151,082

			956,902

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Jakks Pacific, Inc.*		12,450	179,031

MACHINERY – 3.4%
Astec Industries, Inc.*		6,450	178,858
CIRCOR International, Inc.		6,000	153,480
EnPro Industries, Inc.*		8,900	250,535
FreightCar America, Inc.		6,800	153,816
Harsco Corp.		5,700	133,950
Kadant, Inc.*		11,500	200,330
LB Foster Co.*		5,300	137,376
Mueller Industries, Inc.		9,400	231,240
Robbins & Myers, Inc.		6,900	150,006

			1,589,591

MEDIA – 0.4%
Scholastic Corp.		7,250	174,870

METALS & MINING – 2.2%
Carpenter Technology Corp.		5,750	188,772
Haynes International, Inc.		6,300	194,229
Olympic Steel, Inc.		7,750	178,018
RTI International Metals, Inc.*		9,400	226,634
Terra Nova Royalty Corp.*	CA	10,500	87,465
Thompson Creek Metals Co., Inc.*	CA	16,890	146,605

			1,021,723

	Country Code**	Shares	Value

MULTI-UTILITIES – 2.3%
Avista Corp.		14,600	$285,138
Black Hills Corp.		10,350	294,664
CH Energy Group, Inc.		5,250	206,010
NorthWestern Corp.		10,740	281,388

			1,067,200

OIL, GAS & CONSUMABLE FUELS – 2.9%
Berry Petroleum Co.		5,900	151,748
Bill Barrett Corp.*		6,750	207,697
Forest Oil Corp.*		5,750	157,320
Holly Corp.		5,800	154,164
International Coal Group, Inc.*		29,070	111,920
Stone Energy Corp.*		12,850	143,406
Swift Energy Co.*		9,500	255,645
World Fuel Services Corp.		6,630	171,982

			1,353,882

REAL ESTATE INVESTMENT TRUSTS – 5.5%
DCT Industrial Trust, Inc.		52,860	238,927
DiamondRock Hospitality Co.*		32,000	263,040
Franklin Street Properties Corp.		17,250	203,723
Getty Realty Corp.		7,710	172,781
National Health Investors, Inc.		7,100	273,776
Potlatch Corp.		9,000	321,570
Starwood Property Trust, Inc.		16,130	273,403
Sunstone Hotel Investors, Inc.*		18,850	187,181
Terreno Realty Corp.*		9,300	164,703
Universal Health Realty Income Trust		7,100	228,123
Urstadt Biddle Properties, Inc., Class A		13,200	212,916

			2,540,143

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0% +
Maui Land & Pineapple Co., Inc.*		5,555	20,720

ROAD & RAIL – 1.8%
Arkansas Best Corp.		5,950	123,462
Heartland Express, Inc.		11,350	164,802

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Ryder System, Inc.		3,900	$156,897
Werner Enterprises, Inc.		18,820	411,970

			857,131

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.9%
Amkor Technology, Inc.*		21,450	118,190
ATMI, Inc.*		10,050	147,132
Fairchild Semiconductor International, Inc.*		14,900	125,309
Integrated Device Technology, Inc.*		21,900	108,405
Kulicke & Soffa Industries, Inc.*		17,570	123,341
MKS Instruments, Inc.*		8,050	150,696
Omnivision Technologies, Inc.*		9,954	213,414
Varian Semiconductor Equipment Associates, Inc.*		4,350	124,671
Verigy Ltd.*	SG	13,300	115,577
Zoran Corp.*		13,750	131,175

			1,357,910

SOFTWARE – 2.0%
Compuware Corp.*		17,750	141,645
Jack Henry & Associates, Inc.		5,200	124,176
Mentor Graphics Corp.*		22,450	198,682
Monotype Imaging Holdings, Inc.*		16,250	146,413
Parametric Technology Corp.*		7,800	122,226
Progress Software Corp.*		6,800	204,204

			937,346

SPECIALTY RETAIL – 4.3%
America’s Car-mart, Inc.*		7,100	160,673
Christopher & Banks Corp.		23,050	142,680
Finish Line, Inc., Class A		13,280	184,990
Foot Locker, Inc.		16,050	202,551
GameStop Corp., Class A*		9,140	171,741
OfficeMax, Inc.*		15,150	197,859
Pacific Sunwear of California, Inc.*		79,480	254,336

	Country Code**	Shares	Value

Rental-A-Center, Inc.*		15,400	$312,004
Shoe Carnival, Inc.*		9,020	185,000
The Men’s Wearhouse, Inc.		9,900	181,764

			1,993,598

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Movado Group, Inc.*		13,950	148,986
Wolverine World Wide, Inc.		5,000	126,100

			275,086

THRIFT & MORTGAGE FINANCE – 4.6%
Bank Mutual Corp.		42,680	242,422
Beneficial Mutual Bancorp, Inc.*		27,350	270,218
Brookline Bancorp, Inc.		28,350	251,748
Clifton Savings Bancorp, Inc.		17,095	147,872
ESSA Bancorp, Inc.		13,389	164,819
Home Federal Bancorp, Inc.		21,726	274,399
TrustCo Bank Corp NY		26,050	145,880
United Financial Bancorp, Inc.		13,729	187,401
Washington Federal, Inc.		13,600	220,048
Westfield Financial, Inc.		29,760	247,901

			2,152,708

TRADING COMPANIES & DISTRIBUTORS – 0.8%
Applied Industrial Technologies, Inc.		7,200	182,304
Kaman Corp.		8,550	189,126

			371,430

WIRELESS TELECOMMUNICATION SERVICES – 0.6%
Syniverse Holdings, Inc.*		12,770	261,147

Total Common Stocks (Cost $53,767,903)			46,405,074

TOTAL INVESTMENTS – 100.0%
(Cost $53,767,903)			46,405,074
Other assets less liabilities – 0.0% +			12,880

NET ASSETS – 100.0%			$46,417,954

See Notes to Financial Statements.

COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

BM	Bermuda
CA	Canada
DE	Germany
IE	Ireland
KY	Cayman Islands
PR	Puerto Rico
SG	Singapore
VG	British Virgin Islands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.2%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A 0.42%, 1/25/37 (1)		$25	$12,020
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 5.81%, 1/25/37 (2)		300	140,376
Lehman XS Trust, Series 2005-7N, Class 3A1 0.63%, 12/25/35 (1)		319	167,723
SACO I Trust, Series 2005-2, Class A 0.55%, 4/25/35 (1)(3)		20	7,856

Total Asset Backed Securities (Cost $207,048)			327,975

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.9%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1 2.98%, 10/25/35 (1)		56	38,553
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6 0.75%, 5/25/35 (1)		48	34,025
Banc of America Funding Corp., Series 2006-A, Class 3A2 5.72%, 2/20/36 (1)		399	244,793
Banc of America Funding Corp., Series 2006-B, Class 2A1 5.51%, 3/20/36 (1)		155	116,845

	Country Code*	Principal Amount (000)	Value

Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 5.59%, 10/25/35 (1)		$55	$37,687
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1 1.41%, 12/25/35 (1)		70	40,137
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A5 0.58%, 5/20/46 (1)		57	25,004
Countrywide Alternative Loan Trust, Series 2006-43 CB, Class A 0.72%, 2/25/37 (1)		56	19,581
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A1 0.67%, 3/25/35 (1)		81	47,674
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class A1A 0.67%, 3/25/35 (1)		47	25,592
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A3 5.50%, 12/25/35		42	30,051
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A 0.60%, 3/19/45 (1)		20	12,662

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5 6.00%, 5/25/36		$45	$35,008
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 0.59%, 3/19/36 (1)		444	238,592
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2 6.00%, 7/25/37		300	190,802
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR13, Class 4A1 3.15%, 8/25/35 (1)		38	28,283
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR15, Class A1 5.18%, 9/25/35 (1)		54	39,674
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97 6.00%, 8/25/37		74	63,377
MortgageIT Trust, Series 2005-1, Class 1A1 0.67%, 2/25/35 (1)		286	212,264
Residential Accredit Loans, Inc., Series 2006-Q010, Class A1 0.51%, 1/25/37 (1)		636	360,420
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1 5.50%, 2/25/36 (1)		316	203,545
Residential Asset Securitization Trust, Series 2006-R1, Class A2 0.75%, 1/25/46 (1)		2,204	990,025

	Country Code*	Principal Amount (000)	Value

Residential Asset Securitization Trust, Series 2007-A5, Class 2A3 6.00%, 5/25/37		$61	$47,251
Structured Asset Mortgage Investments, Inc., Series 2005-AR6, Class 2A1 0.66%, 9/25/45 (1)		31	17,970
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.47%, 10/25/46 (1)		95	92,521
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 1A2 5.74%, 10/25/36 (1)		398	333,289
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3 5.69%, 10/25/36 (1)		96	74,365
Wamu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1 5.52%, 12/25/36 (1)		168	123,194
Wamu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1 5.50%, 12/25/36 (1)		2,261	1,660,831

Total Collateralized Mortgage Obligations (Cost $4,399,784)			5,384,015

CORPORATE DEBT OBLIGATIONS – 84.4%
ADVERTISING – 0.8%
Lamar Media Corp. 7.88%, 4/15/18 (3)		250	249,375
Visant Corp. 7.63%, 10/1/12		600	600,000
Visant Holding Corp. 10.25%, 12/1/13 (2)		250	255,313

			1,104,688

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

AIRLINES – 2.5%
American Airlines Pass Through Trust, Series 2001-02 6.98%, 4/1/11		$10	$9,882
American Airlines, Inc. 10.50%, 10/15/12 (3)		600	622,500
Continental Airlines, Inc. 7.75%, 7/2/14		290	287,433
Delta Air Lines, Inc. 7.11%, 9/18/11		700	722,750
9.50%, 9/15/14 (3)		600	630,000
United Air Lines, Inc. 9.75%, 1/15/17		600	640,500
10.40%, 11/1/16		487	523,807

			3,436,872

AUTOMOBILES & COMPONENTS – 0.1%
Oshkosh Corp. 8.25%, 3/1/17		50	52,000
8.50%, 3/1/20		50	52,000

			104,000

AUTOMOTIVE – 4.0%
Allison Transmission 11.00%, 11/1/15 (3)		50	52,375
Arvinmeritor, Inc. 8.13%, 9/15/15		105	100,800
Cooper-Standard Automotive, Inc. 8.50%, 5/1/18 (3)		250	251,875
Ford Motor Credit Co. LLC 3.05%, 1/13/12 (1)		500	485,625
7.00%, 10/1/13		165	168,244
7.50%, 8/1/12		125	127,822
7.80%, 6/1/12		500	514,879
8.00%, 12/15/16		1,000	1,022,591
8.13%, 1/15/20		225	229,656
8.70%, 10/1/14		500	521,094
12.00%, 5/15/15		1,000	1,157,601
The Goodyear Tire & Rubber Co. 9.00%, 7/1/15		265	272,288
10.50%, 5/15/16		100	108,750
TRW Automotive, Inc. 7.00%, 3/15/14 (3)		25	24,750
7.25%, 3/15/17 (3)		500	485,000

			5,523,350

	Country Code*	Principal Amount (000)	Value

BANKS – 10.0%
BAC Capital Trust VI 5.63%, 3/8/35		$100	$84,251
Bank of America Corp. 8.13%, 5/15/18 (1)		100	96,593
Bank of America Corp. Capital Trust VII 5.25%, 8/10/35		650	657,158
Barclays Bank PLC 14.00%, 6/15/19 (1)	GB	500	926,342
Capital One Capital V 10.25%, 8/15/39		600	633,000
Citigroup Capital XXI 8.30%, 12/21/57 (1)		200	194,788
Discover Bank 8.70%, 11/18/19		500	555,097
GMAC LLC 6.63%, 5/15/12		1,275	1,271,574
6.88%, 8/28/12		400	399,126
8.00%, 3/15/20 (3)		250	244,375
8.00%, 11/1/31		770	707,564
8.30%, 2/12/15 (3)		250	253,125
HBOS PLC 6.75%, 5/21/18 (3)	GB	2,100	1,965,600
Intesa Sanpaolo SpA 8.05%, 6/20/18 (1)	IT	400	437,780
NB Capital Trust IV 8.25%, 4/15/27		100	97,500
Rabobank Nederland Boerenleenbank BA 11.00%, 6/30/19 (1)(3)	NL	600	741,000
RBS Capital Trust 6.47%, 6/30/12 (1)		50	32,100
Regions Bank 7.50%, 5/15/18		175	177,659
Regions Financial Corp. 0.71%, 6/26/12 (1)		200	188,182
7.38%, 12/10/37		1,000	861,517
Royal Bank of Scotland Group PLC 7.65%, 9/30/31 (1)	GB	375	281,250
Societe Generale 5.92%, 4/15/17 (1)(3)	FR	150	113,548
Wachovia Capital Trust III 5.80%, 3/15/11 (1)		1,000	795,000
Wells Fargo & Co. GDR 7.98%, 3/15/18 (1)		300	309,000

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Wells Fargo Capital XIII 7.70%, 3/26/13 (1)		$1,850	$1,868,500

			13,891,629

BROKERAGE – 0.0% +
Lehman Brothers Holdings, Inc. 6.63%, 1/18/12 (4)		25	4,937
6.88%, 5/2/18 (4)		25	5,094

			10,031

BUILDING MATERIALS – 0.1%
Building Materials Corp. of America 7.50%, 3/15/20 (3)		75	73,688

CHEMICALS – 1.4%
CF Industries, Inc. 6.88%, 5/1/18		250	254,375
7.13%, 5/1/20		125	128,125
Hexion US Finance Corp. 8.88%, 2/1/18		400	361,000
Huntsman International LLC 8.63%, 3/15/20 (3)		400	370,000
Ineos Finance PLC 9.00%, 5/15/15 (3)	GB	500	498,750
9.25%, 5/15/15 (3)	GB	125	151,327
Kerling PLC 10.63%, 1/28/17 (3)	GB	100	123,815

			1,887,392

COAL – 0.7%
CONSOL Energy, Inc. 8.00%, 4/1/17 (3)		750	774,375
8.25%, 4/1/20 (3)		250	260,625

			1,035,000

COMMERCIAL SERVICES – 0.5%
Lender Processing Services, Inc. 8.13%, 7/1/16		155	163,138
Live Nation Entertainment, Inc. 8.13%, 5/15/18 (3)		225	218,250
Quintiles Transnational Corp. 9.50%, 12/30/14 (3)(5)		300	301,500

			682,888

	Country Code*	Principal Amount (000)	Value

COMPUTER & PERIPHERALS – 1.8%
Aramark Corp. 3.84%, 2/1/15 (1)		$525	$483,000
8.50%, 2/1/15		75	75,750
Brocade Communications Systems, Inc. 6.63%, 1/15/18 (3)		100	99,250
6.88%, 1/15/20 (3)		250	248,125
Seagate HDD Cayman 6.88%, 5/1/20 (3)	KY	350	332,500
SunGard Data Systems, Inc. 9.13%, 8/15/13		250	254,063
10.63%, 5/15/15		950	1,015,312

			2,508,000

CONSUMER PRODUCTS – 1.1%
Jarden Corp. 7.50%, 5/1/17		500	490,000
JohnsonDiversey, Inc. 8.25%, 11/15/19 (3)		500	515,000
Spectrum Brands Holdings, Inc. 9.50%, 6/15/18 (3)		400	412,500
The Scotts Miracle-Gro Co. 7.25%, 1/15/18		50	50,437

			1,467,937

CONSUMER SERVICES – 0.4%
WMG Acquisition Corp. 9.50%, 6/15/16		500	532,500

CONTAINERS & GLASS – 1.0%
Ball Corp. 6.75%, 9/15/20		125	126,250
Berry Plastics Corp. 5.05%, 2/15/15 (1)		445	421,637
9.50%, 5/15/18 (3)		500	457,500
Crown Americas LLC 7.63%, 5/15/17 (3)		150	155,250
7.75%, 11/15/15		25	25,938
OI European Group B.V. 6.88%, 3/31/17	NL	50	59,920
Owens-Brockway Glass Container, Inc. 6.75%, 12/1/14		100	121,062
7.38%, 5/15/16		25	26,062

			1,393,619

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ELECTRIC UTILITIES – 0.1%
CMS Energy Corp. 8.75%, 6/15/19		$150	$165,613

FINANCIALS – 5.4%
CIT Group, Inc. 7.00%, 5/1/13		390	373,746
7.00%, 5/1/14		511	481,149
7.00%, 5/1/15		161	148,064
7.00%, 5/1/16		1,000	912,353
7.00%, 5/1/17		141	127,061
FCE Bank PLC 7.13%, 1/15/13	GB	500	614,482
HSBC Finance Capital Trust IX 5.91%, 11/30/35 (1)		100	84,000
International Lease Finance Corp. 4.88%, 9/1/10		600	597,000
5.63%, 9/15/10		400	398,500
6.63%, 11/15/13		100	92,750
8.63%, 9/15/15 (3)		750	710,625
8.75%, 3/15/17 (3)		475	450,062
SLM Corp., Series A 0.48%, 7/26/10 (1)		525	524,963
0.55%, 10/25/11 (1)		175	165,739
4.36%, 10/1/10 (1)		350	349,335
4.50%, 7/26/10		100	100,208
5.00%, 10/1/13		100	95,597
5.13%, 8/27/12		100	98,511
8.00%, 3/25/20		150	131,728
8.45%, 6/15/18		360	332,212
UPCB Finance Ltd. 7.63%, 1/15/20 (3)	KY	250	302,655
Virgin Media Secured Finance PLC 6.50%, 1/15/18 (3)	GB	350	343,875

			7,434,615

FOOD, BEVERAGES & RESTAURANTS – 0.6%
American Stores Co. 7.90%, 5/1/17		100	94,500
8.00%, 6/1/26		50	42,500
Michael Foods, Inc. 9.75%, 7/15/18 (3)		500	513,750
TreeHouse Foods, Inc. 7.75%, 3/1/18		250	259,375

			910,125

	Country Code*	Principal Amount (000)	Value

GAMING – 0.6%
MGM Resorts International 9.00%, 3/15/20 (3)		$100	$102,750
10.38%, 5/15/14		500	543,750
11.13%, 11/15/17		175	192,938

			839,438

GAS & PIPELINE UTILITIES – 0.8%
Enterprise Products Operating LP 8.38%, 8/1/66 (1)		750	749,062
Southern Natural Gas Co. 5.90%, 4/1/17 (3)		25	26,487
TransCanada PipeLines, Ltd. 6.35%, 5/15/67 (1)	CA	325	289,656

			1,065,205

HEALTH CARE – 5.7%
American Renal Holdings 8.38%, 5/15/18 (3)		100	99,000
Capella Healthcare, Inc. 9.25%, 7/1/17 (3)		250	252,500
Community Health Systems, Inc. 8.88%, 7/15/15		1,500	1,546,875
DaVita, Inc. 7.25%, 3/15/15		500	500,000
HCA, Inc. 7.25%, 9/15/20		400	402,000
8.50%, 4/15/19		150	159,000
9.13%, 11/15/14		175	183,094
9.25%, 11/15/16		2,125	2,252,500
9.63%, 11/15/16 (5)		1,140	1,219,800
9.88%, 2/15/17		125	134,375
Radiation Therapy Services, Inc. 9.88%, 4/15/17 (3)		250	240,000
United Surgical Partners International, Inc. 8.88%, 5/1/17		575	573,562
Vanguard Health Holding Co. II LLC 8.00%, 2/1/18		200	192,000
8.00%, 2/1/18 (3)(6)		200	193,000

			7,947,706

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

HEALTH CARE - FACILITIES – 2.2%
Biomet, Inc. 10.00%, 10/15/17		$650	$698,750
10.38%, 10/15/17 (5)		1,825	1,961,875
11.63%, 10/15/17		320	346,400

			3,007,025

HOLDING COMPANIES – 0.9%
Reynolds Group Issuer, Inc. 7.75%, 10/15/16 (3)		500	488,750
8.50%, 5/15/18 (3)		850	834,063

			1,322,813

INSURANCE – 2.4%
AIG SunAmerica 0.47%, 7/26/10 (1)	KY	50	49,829
American International Group, Inc. 0.64%, 3/20/12 (1)		40	38,576
4.00%, 9/20/11		500	594,708
5.45%, 5/18/17		425	377,187
5.95%, 10/4/10		150	224,368
6.25%, 5/1/36		2,300	1,828,500
8.18%, 5/15/58 (1)		25	19,750
8.25%, 8/15/18		200	202,500

			3,335,418

INTERNET & CATALOG RETAIL – 0.1%
Equinix, Inc. 8.13%, 3/1/18		100	102,250

LEISURE & ENTERTAINMENT – 1.5%
Harrah’s Operating Co., Inc. 10.00%, 12/15/18		70	57,400
11.25%, 6/1/17		500	526,250
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18		200	200,000
Travelport LLC 9.88%, 9/1/14		500	501,250
Wynn Las Vegas Capital Corp. 6.63%, 12/1/14		270	270,675
7.88%, 11/1/17 (3)		500	506,250

			2,061,825

	Country Code*	Principal Amount (000)	Value

MACHINERY – 0.2%
Case New Holland, Inc. 7.88%, 12/1/17 (3)		$350	$352,625

MANUFACTURING DIVERSIFIED – 0.9%
Actuant Corp. 6.88%, 6/15/17		15	14,625
Amsted Industries, Inc. 8.13%, 3/15/18 (3)		250	249,375
Bombardier, Inc. 7.50%, 3/15/18 (3)	CA	275	283,250
RBS Global Inc. / Rexnord LLC 8.50%, 5/1/18 (3)		750	727,500

			1,274,750

METALS & MINING – 1.7%
Alcoa, Inc. 5.95%, 2/1/37		250	212,949
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/17		775	852,500
Novelis, Inc. 7.25%, 2/15/15	CA	550	530,750
Steel Dynamics, Inc. 7.63%, 3/15/20 (3)		25	24,875
7.75%, 4/15/16		50	50,250
Teck Resources, Ltd. 9.75%, 5/15/14	CA	325	384,090
10.25%, 5/15/16	CA	225	265,500

			2,320,914

MULTIMEDIA – 5.3%
Cablevision Systems Corp. 7.75%, 4/15/18		250	250,000
CCO Holdings LLC 7.88%, 4/30/18 (3)		250	251,250
8.13%, 4/30/20 (3)		200	204,500
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17 (3)		750	753,750
CSC Holdings LLC
7.63%, 7/15/18		210	212,363
7.88%, 2/15/18		865	882,300
8.50%, 6/15/15		475	490,437
8.63%, 2/15/19		325	341,656
DISH DBS Corp. 6.63%, 10/1/14		25	25,000

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

7.88%, 9/1/19		$100	$104,000
Echostar DBS Corp. 7.00%, 10/1/13		200	206,000
7.13%, 2/1/16		935	937,337
7.75%, 5/31/15		75	77,250
Insight Communications Co., Inc. 9.38%, 7/15/18 (3)(6)		200	200,000
LIN Television Corp. 8.38%, 4/15/18 (3)		250	248,750
Nielsen Finance LLC 0.00%, 8/1/16 (2)		250	238,125
11.50%, 5/1/16		250	273,125
Quebecor Media, Inc. 7.75%, 3/15/16	CA	55	53,900
The McClatchy Co. 11.50%, 2/15/17 (3)		150	152,250
UPC Holding BV 8.00%, 11/1/16	NL	250	290,427
8.63%, 1/15/14	NL	275	328,717
9.75%, 4/15/18 (3)	NL	100	124,731
Videotron Ltee 9.13%, 4/15/18	CA	600	651,000

			7,296,868

OIL & GAS - EXPLORATION & PRODUCTION – 2.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16		150	129,104
6.45%, 9/15/36		150	119,322
Coffeyville Resources LLC 9.00%, 4/1/15 (3)		50	49,500
Continental Resources, Inc. 7.38%, 10/1/20 (3)		50	49,125
8.25%, 10/1/19		50	52,250
Denbury Resources, Inc. 8.25%, 2/15/20		149	155,705
9.75%, 3/1/16		250	270,000
Forest Oil Corp. 7.25%, 6/15/19		100	96,500
8.50%, 2/15/14		250	260,625
Linn Energy LLC 8.63%, 4/15/20 (3)		425	435,094
Newfield Exploration Co. 6.88%, 2/1/20		250	242,500
7.13%, 5/15/18		330	326,700

	Country Code*	Principal Amount (000)	Value

Penn Virginia Corp. 10.38%, 6/15/16		$150	$159,750
Petrohawk Energy Corp. 10.50%, 8/1/14		250	268,750
Plains Exploration & Production Co. 7.00%, 3/15/17		250	238,750
7.63%, 4/1/20		325	315,250

			3,168,925

OIL & GAS EQUIPMENT & SERVICES – 1.0%
Amerigas Partners LP 7.13%, 5/20/16		460	457,700
7.25%, 5/20/15		50	50,000
Cie Generale De Geophysique-Veritas 7.50%, 5/15/15	FR	735	700,087
7.75%, 5/15/17	FR	175	165,813

			1,373,600

PAPER PRODUCTS – 1.4%
Georgia-Pacific LLC 7.13%, 1/15/17 (3)		650	663,000
7.25%, 6/1/28		10	9,875
7.70%, 6/15/15		815	849,637
8.00%, 1/15/24		115	121,900
8.25%, 5/1/16 (3)		50	53,313
8.88%, 5/15/31		200	217,500

			1,915,225

PHARMACEUTICALS – 0.7%
Mylan, Inc. 7.63%, 7/15/17 (3)		200	204,000
7.88%, 7/15/20 (3)		400	408,000
Novasep Holding SAS 9.75%, 12/15/16 (3)	FR	200	196,500
Valeant Pharmaceuticals International 7.63%, 3/15/20 (3)		150	177,000

			985,500

PIPELINES – 2.2%
Dynegy Holdings Pass Through Trust, Series A 7.27%, 11/8/10		26	25,511
Dynegy Holdings Pass Through Trust, Series B 7.67%, 11/8/16		200	176,000

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

El Paso Corp. 7.80%, 8/1/31		$200	$197,662
8.05%, 10/15/30		1,010	998,480
8.25%, 2/15/16		300	314,250
El Paso Pipeline Partners Operating Co. LP
6.50%, 4/1/20		125	127,668
Kinder Morgan Finance Co. 5.70%, 1/5/16	CA	320	305,600
Knight, Inc. 5.15%, 3/1/15		850	807,500
Williams Cos., Inc. 7.88%, 9/1/21		111	127,216

			3,079,887

REAL ESTATE INVESTMENT TRUSTS – 0.3%
Ventas Realty LP 6.50%, 6/1/16		375	381,850

REFINING – 3.0%
Berry Petroleum Co. 10.25%, 6/1/14		325	349,375
Chesapeake Energy Corp. 7.00%, 8/15/14		75	76,219
7.25%, 12/15/18		150	154,875
7.63%, 7/15/13		25	26,250
9.50%, 2/15/15		2,000	2,210,000
Opti Canada, Inc. 7.88%, 12/15/14	CA	125	108,750
8.25%, 12/15/14	CA	290	252,300
Range Resources Corp. 7.25%, 5/1/18		25	24,937
7.50%, 10/1/17		125	126,094
Sandridge Energy, Inc. 8.63%, 4/1/15 (5)		875	849,844

			4,178,644

RESTAURANTS – 0.1%
NPC International, Inc. 9.50%, 5/1/14		165	165,000

RETAIL – 2.1%
Ferrellgas Partners LP 6.75%, 5/1/14		100	98,000
J.C. Penney Co., Inc. 7.13%, 11/15/23		50	52,750
7.95%, 4/1/17		225	249,750
Limited Brands, Inc. 7.00%, 5/1/20		75	75,563

	Country Code*	Principal Amount (000)	Value

New Albertsons, Inc. 7.45%, 8/1/29		$375	$311,250
8.70%, 5/1/30		525	477,750
Phillips-Van Heusen Corp. 7.38%, 5/15/20		250	252,187
QVC, Inc. 7.13%, 4/15/17 (3)		150	147,000
7.38%, 10/15/20 (3)		50	48,625
Sally Holdings LLC 9.25%, 11/15/14		500	518,750
Suburban Propane Partners LP
7.38%, 3/15/20		50	50,625
SUPERVALU, Inc. 7.50%, 11/15/14		520	520,000
8.00%, 5/1/16		50	49,500

			2,851,750

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Sensata Technologies BV 8.00%, 5/1/14	NL	414	429,525

SOFTWARE – 0.2%
First Data Corp. 9.88%, 9/24/15		230	174,800
ManTech International Corp. 7.25%, 4/15/18 (3)		175	176,750

			351,550

SPECIAL PURPOSE ENTITIES – 1.4%
El Paso Performance-Linked Trust
7.75%, 7/15/11 (3)		250	257,696
LBI Escrow Corp. 8.00%, 11/1/17 (3)		750	772,500
NSG Holdings LLC 7.75%, 12/15/25 (3)		490	431,200
Universal City Development Partners Ltd. 8.88%, 11/15/15 (3)		200	201,000
Ziggo Bond Co. BV 8.00%, 5/15/18 (3)	NL	250	295,012

			1,957,408

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

TELECOMMUNICATIONS – 9.9%
Angel Lux Common SA 8.88%, 5/1/16 (3)	LU	$625	$642,187
Citizens Communications Co. 6.63%, 3/15/15		25	24,125
9.00%, 8/15/31		90	83,475
Cricket Communications, Inc. 9.38%, 11/1/14		200	203,000
Crown Castle International Corp. 7.13%, 11/1/19		250	244,375
7.75%, 5/1/17 (3)		175	185,063
Digicel Ltd. 8.25%, 9/1/17 (3)	BM	750	742,500
Frontier Communications Corp. 7.13%, 3/15/19		550	508,750
7.45%, 7/1/35		100	77,875
8.25%, 5/1/14		125	129,688
Intelsat Corp. 6.88%, 1/15/28		100	81,000
9.25%, 8/15/14		225	230,062
9.25%, 6/15/16		150	157,500
Intelsat Jackson Holdings Ltd. 8.50%, 11/1/19 (3)	LU	825	833,250
9.50%, 6/15/16	LU	25	26,250
Intelsat Luxembourg SA 11.50%, 2/4/17 (5)	LU	350	333,919
Intelsat Subsidiary Holding Co., Ltd. 8.88%, 1/15/15	BM	50	50,813
MetroPCS Wireless, Inc. 9.25%, 11/1/14		395	406,850
New Communications Holdings, Inc. 7.88%, 4/15/15 (3)		125	125,938
8.25%, 4/15/17 (3)		200	200,750
8.50%, 4/15/20 (3)		50	50,125
Qwest Capital Funding, Inc. 8.88%, 3/15/12		150	160,875
Qwest Communications International, Inc. 7.13%, 4/1/18 (3)		250	249,375
7.50%, 2/15/14		1,525	1,528,812

	Country Code*	Principal Amount (000)	Value

8.00%, 10/1/15 (3)		$100	$102,750
Qwest Corp. 7.50%, 6/15/23		250	239,375
8.38%, 5/1/16		250	273,125
Sprint Capital Corp. 6.90%, 5/1/19		1,000	905,000
7.63%, 1/30/11		75	76,313
8.38%, 3/15/12		75	78,656
8.75%, 3/15/32		400	382,000
Sprint Nextel Corp. 6.00%, 12/1/16		145	130,138
8.38%, 8/15/17		700	700,000
Telesat Canada LLC 11.00%, 11/1/15	CA	575	621,000
TW Telecom Holdings, Inc. 8.00%, 3/1/18 (3)		100	102,000
Virgin Media Finance PLC 9.50%, 8/15/16	GB	175	184,844
West Corp. 9.50%, 10/15/14		110	110,550
Wind Acquisition Finance SA 11.00%, 12/1/15	LU	50	61,142
11.75%, 7/15/17 (3)	LU	1,000	1,025,000
12.00%, 12/1/15 (3)	LU	300	310,500
Windstream Corp. 7.88%, 11/1/17		200	195,250
8.63%, 8/1/16		995	1,002,462

			13,776,662

TEXTILES & APPAREL – 0.2%
Levi Strauss & Co. 7.63%, 5/15/20 (3)		225	220,500

TRANSPORTATION – 0.1%
Kansas City Southern 8.00%, 6/1/15		75	77,250

UTILITIES – 6.1%
AES Red Oak LLC, Series A 8.54%, 11/30/19		820	809,848
Energy Future Holdings Corp. 9.75%, 10/15/19		39	36,619
11.25%, 11/1/17 (5)		6	3,526

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Energy Future Intermediate Holding Co. LLC 9.75%, 10/15/19		$47	$44,130
FPL Group Capital, Inc., Series B 6.35%, 10/1/66 (1)		50	45,000
Intergen 9.00%, 6/30/17 (3)	NL	1,000	995,000
Ipalco Enterprises, Inc. 7.25%, 4/1/16 (3)		40	40,900
Midwest Generation LLC, Series B 8.56%, 1/2/16		533	526,455
NRG Energy, Inc.
7.38%, 2/1/16		275	273,625
7.38%, 1/15/17		815	806,850
8.50%, 6/15/19		1,050	1,067,062
Quicksilver Resources, Inc. 9.13%, 8/15/19		575	583,625
11.75%, 1/1/16		300	330,750
Reliant Energy Mid-Atlantic Power Holdings LLC,
Series C 9.68%, 7/2/26		100	104,000
RRI Energy, Inc. 7.63%, 6/15/14		500	492,500
7.88%, 6/15/17		150	141,750
Sierra Pacific Resources 7.80%, 6/15/12		25	25,448
Sithe Independence Funding Corp., Series A 9.00%, 12/30/13		63	63,862
Tenaska Alabama Partners LP 7.00%, 6/30/21 (3)		328	327,801
The AES Corp. 7.75%, 10/15/15		175	177,188
8.00%, 10/15/17		245	247,450
8.00%, 6/1/20		1,095	1,100,475
9.75%, 4/15/16 (3)		175	188,125

			8,431,989

WHOLESALE – 0.3%
American Tire Distributors Holdings, Inc. 9.75%, 6/1/17 (3)		200	200,500

	Country Code*	Principal Amount (000)	Value

McJunkin Red Man Corp. 9.50%, 12/15/16 (3)		$250	$242,500

			443,000

Total Corporate Debt Obligations (Cost $109,481,387)			116,877,049

FOREIGN GOVERNMENT OBLIGATIONS – 1.2%
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/17 (Cost $1,536,481)	BR	3,400	1,701,951

LOAN ASSIGNMENTS – 2.1%
SENIOR LOANS – 2.1%
American General Finance Corp. 7.25%, 4/8/15 (1)		500	485,900
Energy Future Competitive Holdings Co.
3.85%, 10/10/14 (1)		1,959	1,438,464
4.03%, 10/10/14 (1)		10	7,434
First Data Corp. 3.10%, 9/24/14 (1)		493	414,585
Newsday LLC 10.50%, 8/1/13 (1)		200	207,500
Texas Competitive Electric Holdings Co. LLC
3.85%, 10/10/14 (1)		494	360,438
4.03%, 10/10/14 (1)		3	1,825

Total Loan Assignments (Cost $2,673,473)			2,916,146

		Shares
COMMON STOCKS – 0.2%
MULTIMEDIA – 0.2%
Dex One Corp.**		10,029	190,551

PIPELINES – 0.0% +
SemGroup Corp., Class A**		77	1,887

Total Common Stocks (Cost $312,869)			192,438

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Shares	Value

CONVERTIBLE PREFERRED STOCKS – 0.4%
BANKS – 0.4%
Wells Fargo & Co., Series L 7.50%, 12/31/49 (Cost $384,735)		625	$581,875

WARRANTS – 0.0% +
PIPELINES – 0.0% +
SemGroup Corp.,
expires 11/30/14** (Cost $81)		81	486

		Principal Amount (000)
SHORT TERM INVESTMENTS – 6.8%
U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (7) – 6.5%
Federal Home Loan Bank Discount Notes
0.19%, 7/16/10		$1,000	999,921
0.20%, 8/11/10		300	299,932
Federal Home Loan Mortgage Corp. Discount Notes
0.01%, 10/6/10		200	199,920
0.19%, 7/12/10		500	499,971
0.20%, 7/9/10		1,100	1,099,953
0.21%, 9/21/10		400	399,908
0.22%, 8/11/10		400	399,911
0.23%, 10/5/10		300	299,880

Country Code*	Principal Amount (000)	Value

Federal National Mortgage Association Discount Note
0.19%, 7/14/10	$200	$199,986
U.S. Treasury Bills 0.01%, 7/1/10	2,400	2,400,000
0.01%, 7/8/10	800	799,999
0.10%, 7/8/10	600	599,997
0.10%, 7/15/10	700	699,989
0.21%, 8/26/10 (8)	111	110,967

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $9,010,089)		9,010,334

	Shares
MUTUAL FUNDS – 0.3%
State Street Institutional U.S. Government Money Market Fund (Cost $354,132)	354,132	354,132

Total Short Term Investments (Cost $9,364,221)		9,364,466

TOTAL INVESTMENTS – 99.2%
(Cost $128,360,079)		137,346,401
Other assets less liabilities – 0.8%		1,107,644

NET ASSETS – 100.0%		$138,454,045

GDR	Global Depositary Receipt

BM	Bermuda
BR	Brazil
CA	Canada
FR	France
GB	Great Britain
IT	Italy
KY	Cayman Islands
LU	Luxembourg
NL	Netherlands

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Non-income producing security.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,620,536, representing 22.1% of net assets.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(4)	Security is in default and is non-income producing.
(5)	Payment in-kind bond security.
(6)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(7)	Interest rates represent annualized yield at date of purchase.
(8)	At the period end, securities (or portions thereof) with an aggregate market value of $110,967 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	90-Day Eurodollar December Futures	12/13/10	53	12,980,900	13,147,975	167,075
Long	90-Day Eurodollar March Futures	3/14/11	53	12,959,163	13,138,701	179,538

Net unrealized appreciation						346,613

(9)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Bank of America Securities LLC	GBP	1,192,000	USD	1,766,580	9/23/10	(14,313)
Bank of America Securities LLC	USD	3,200,821	BRL	5,794,767	8/3/10	(7,091)
Barclays Bank PLC	EUR	2,984,000	USD	3,994,496	7/26/10	345,143
Barclays Bank PLC	USD	2,000	CNY	13,259	11/23/10	(37)
Barclays Bank PLC	USD	2,000	CNY	13,278	11/23/10	(35)
Citibank NA	EUR	38,000	USD	46,913	8/24/10	433
Citibank NA	USD	6,000	CNY	39,801	11/17/10	(110)
Citibank NA	USD	4,760	CNY	32,000	1/10/11	(13)
Deutsche Bank AG (London)	USD	2,000	CNY	13,276	11/17/10	(35)
Deutsche Bank AG (London)	USD	6,000	CNY	39,798	11/17/10	(111)
Deutsche Bank AG (London)	USD	6,000	CNY	39,708	11/17/10	(124)
Deutsche Bank AG (London)	USD	3,744	CNY	24,775	11/17/10	(77)
Deutsche Bank AG (London)	USD	10,745	CNY	72,174	1/10/11	(36)
Goldman Sachs International	BRL	9,046,960	USD	4,968,537	8/3/10	(17,609)
Morgan Stanley Capital Services, Inc.	USD	3,000	CNY	19,848	11/17/10	(63)
Morgan Stanley Capital Services, Inc.	USD	3,000	CNY	19,854	11/17/10	(62)
Morgan Stanley Capital Services, Inc.	USD	10,000	CNY	66,410	1/10/11	(146)

Net unrealized appreciation						305,714

BRL	–	Brazilian Real
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
USD	–	United States Dollar

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(10)	Swap Contracts

At the period end, outstanding credit default swap contracts on corporate issues—Sell Protection (a) were as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	2.43%	200	6,168	(46,000)	52,168
Bank of America NA	American International Group, Inc.	5.00%	9/20/11	2.43%	200	6,168	(48,000)	54,168
Bank of America NA	American International Group, Inc.	5.00%	9/20/10	2.42%	400	2,335	(58,000)	60,335
Bank of America NA	SLM Corp.	5.00%	12/20/10	4.15%	100	398	(8,250)	8,648
Bank of America NA	SLM Corp.	5.00%	12/20/10	4.15%	200	797	(20,500)	21,297
Barclays Bank PLC*	SLM Corp.	5.00%	12/20/13	5.70%	50	(1,038)	(5,500)	4,462
Citibank NA	Dynegy Holdings, Inc.	5.00%	9/20/14	12.09%	100	(21,734)	(14,000)	(7,734)
Citibank NA	RRI Energy, Inc.	5.00%	9/20/14	6.67%	500	(27,597)	(55,000)	27,403
Deutsche Bank AG	GMAC LLC	5.00%	3/20/12	4.24%	60	729	(9,300)	10,029
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	6.67%	300	(16,558)	(43,500)	26,942
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	6.67%	300	(16,558)	(43,500)	26,942
Deutsche Bank AG	SLM Corp.	5.00%	6/20/12	4.75%	100	453	(13,000)	13,453
Goldman Sachs International	Dynegy Holdings, Inc.	5.00%	9/20/14	12.09%	100	(21,734)	(22,000)	266
Goldman Sachs International	El Paso Corp.	5.00%	9/20/14	3.34%	500	31,704	(47,500)	79,204

Total					3,110	(56,467)	(434,050)	377,583

*	At the period end, cash of $530,000 has been received as collateral for this open swap contract.
(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(11)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$327,975	$—	$327,975
Collateralized Mortgage Obligations	—	5,384,015	—	5,384,015
Corporate Debt Obligations (a)	—	116,877,049	—	116,877,049
Foreign Government Obligations	—	1,701,951	—	1,701,951
Loan Assignments	—	2,916,146	—	2,916,146
Common Stocks (a)	192,438	—	—	192,438
Convertible Preferred Stocks (a)	581,875	—	—	581,875
Warrants (a)	—	486	—	486
Short Term Investments
U.S. Treasury and U.S. Government Agency Obligations	1,399,996	7,610,338	—	9,010,334
Mutual Funds	354,132	—	—	354,132

Total Short Term Investments	1,754,128	7,610,338	—	9,364,466

Total Investments	2,528,441	134,817,960	—	137,346,401

Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	—	345,576	—	345,576
Futures Contracts	346,613	—	—	346,613
Swap Contracts	—	385,317	—	385,317

Total Financial Derivative Instruments	$346,613	$730,893	$—	$1,077,506

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(39,862)	$—	$(39,862)
Swap Contracts	—	(7,734)	—	(7,734)

Total Financial Derivative Instruments	$—	$(47,596)	$—	$(47,596)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.9%
Bear Stearns Asset Backed Securities Trust, Series 2006-SD3 5.50%, 8/25/36		$2,142	$1,200,763
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.54%, 6/25/36 (1)		245	205,165
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 1.77%, 6/15/12 (1)		723	726,602
Ford Credit Auto Owner Trust, Series 2009-D, Class A2 1.21%, 1/15/12		263	263,741
Structured Asset Securities Corp., Series 2007-WF1, Class A2 0.44%, 2/25/37 (1)		2,649	2,594,612

Total Asset Backed Securities (Cost $4,505,853)			4,990,883

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%
Bear Stearns Alt-A Trust, Series 2005-4 2.76%, 5/25/35 (1)		172	132,552
Bear Stearns Alt-A Trust, Series 2006-1 5.55%, 2/25/36 (1)		187	99,577
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-29, Class A1 5.75%, 12/25/35		2,234	1,950,607
Federal National Mortgage Association, Series 2005-75, Class FL 0.80%, 9/25/35 (1)		875	864,323

	Country Code*	Principal Amount (000)	Value

Federal National Mortgage Association, Series 2007-30, Class AF 0.66%, 4/25/37 (1)		$469	$465,456
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1 5.27%, 10/25/35 (1)		701	551,263
First Horizon Asset Securities, Inc., Series 2005-AR6, Class 4A1 5.72%, 2/25/36 (1)		679	629,891
Harborview Mortgage Loan Trust, Series 2005-4 3.10%, 7/19/35 (1)		467	360,846
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A2 5.75%, 1/25/36		106	93,032
JP Morgan Mortgage Trust, Series 2007-A1 3.44%, 7/25/35 (1)		645	500,040
Master Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A2 2.74%, 7/25/35 (1)		1,414	1,071,164
MLCC Mortgage Investors, Inc., Series 2005-1, Class 2A5 2.26%, 4/25/35 (1)		1,200	1,087,218
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5 4.98%, 5/25/35 (2)		362	230,330
Wachovia Mortgage Loan Trust, LLC, Series 2005-B, Class 2A4 5.03%, 10/20/35 (1)		2,800	2,316,707

Total Collateralized Mortgage Obligations (Cost $9,761,749)			10,353,006

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL MORTGAGE BACKED SECURITIES – 1.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.89%, 11/15/44 (1)		$5,000	$5,069,343
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4 4.88%, 1/12/38 (1)		2,800	2,948,934
Morgan Stanley Capital I, Series 2004-IQ8, Class A5 5.11%, 6/15/40 (1)		600	630,732

Total Commercial Mortgage Backed Securities (Cost $7,151,578)			8,649,009

CONVERTIBLE BONDS – 0.4%
OIL & GAS – EXPLORATION & PRODUCTION – 0.4%
Transocean, Inc., Series B 1.50%, 12/15/37 (Cost $2,693,948)	KY	2,900	2,573,750

CORPORATE DEBT OBLIGATIONS – 27.0%
AGRICULTURAL – 0.1%
Altria Group, Inc. 4.13%, 9/11/15		500	509,435
BAT International Finance PLC 9.50%, 11/15/18 (3)	GB	160	209,669

			719,104

AUTOMOTIVE – 0.5%
Ford Motor Credit Co. LLC 7.38%, 2/1/11		1,000	1,018,723
7.80%, 6/1/12		2,000	2,059,516

			3,078,239

BANKS – 13.4%
American Express Bank, FSB 5.50%, 4/16/13		400	432,213

	Country Code*	Principal Amount (000)	Value

Banco Santander Chile 1.56%, 4/20/12 (1)(3)	CL	$900	$899,470
Bank of America Corp. 5.65%, 5/1/18		1,900	1,947,143
5.75%, 12/1/17		300	311,124
6.00%, 9/1/17		1,100	1,157,564
Bank of China Hong Kong Ltd. 5.55%, 2/11/20 (3)	HK	100	99,458
Bank of Montreal 2.85%, 6/9/15 (3)	CA	300	304,904
Barclays Bank PLC 5.00%, 9/22/16	GB	1,500	1,538,622
6.05%, 12/4/17 (3)	GB	500	504,622
Barnett Capital III 0.97%, 2/1/27 (1)		200	134,199
BBVA Bancomer SA Texas 7.25%, 4/22/20 (3)	MX	1,100	1,085,243
Bear Stearns Co., Inc. 5.30%, 10/30/15		100	108,087
BNP Paribas 7.20%, 6/25/37 (1)(3)	FR	100	87,000
7.78%, 7/2/18 (1)	FR	100	118,005
Citigroup Capital XXI 8.30%, 12/21/57 (1)		1,600	1,558,301
Citigroup, Inc. 3.63%, 11/30/17 (1)		800	864,746
5.50%, 4/11/13		700	727,652
5.50%, 10/15/14		400	411,246
6.13%, 11/21/17		200	208,862
8.50%, 5/22/19		200	238,425
Commonwealth Bank of Australia 0.71%, 7/12/13 (1)(3)	AU	1,600	1,593,822
Credit Agricole SA 8.38%, 10/13/19 (1)(3)	FR	2,300	2,173,500
Danske Bank A/S 2.50%, 5/10/12 (3)	DK	300	306,973
Deutsche Bank AG 6.00%, 9/1/17	DE	300	330,877
Dexia Credit Local 0.81%, 4/29/14 (1)(3)	FR	1,700	1,697,853
0.94%, 3/5/13 (1)(3)	FR	3,300	3,300,940
1.19%, 9/23/11 (1)(3)	FR	400	400,510
Fortis Bank Nederland Holding NV 3.00%, 4/17/12	NL	200	250,901

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

GMAC LLC 5.38%, 6/6/11		$2,800	$2,789,500
6.00%, 4/1/11		200	199,476
ING Bank NV 1.33%, 3/30/12 (1)(3)	NL	4,200	4,199,992
2.63%, 2/9/12 (3)	NL	1,400	1,427,527
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	2,400	2,379,490
Itau Unibanco Holding SA 6.20%, 4/15/20 (3)	BR	1,800	1,845,000
JP Morgan Chase & Co., Series C 0.66%, 12/21/11 (1)		2,000	1,990,982
JP Morgan Chase & Co., Series I, GDR 7.90%, 4/30/18 (1)		300	309,219
JP Morgan Chase Bank NA 0.87%, 6/13/16 (1)		300	282,224
JP Morgan Chase Capital XXI 1.29%, 2/2/37 (1)		1,000	722,304
Lloyds TSB Bank PLC 2.30%, 4/1/11 (3)	GB	1,800	1,814,319
2.80%, 4/2/12 (3)	GB	4,300	4,393,972
Macquarie Bank Ltd. 4.10%, 12/17/13 (3)	AU	300	321,940
Merrill Lynch & Co., Inc. 0.64%, 2/15/11 (1)		1,500	1,474,984
1.00%, 5/30/14 (1)		100	110,768
6.88%, 4/25/18		200	213,356
Morgan Stanley 0.60%, 1/9/14 (1)		500	460,308
0.78%, 10/15/15 (1)		2,000	1,785,350
5.95%, 12/28/17		400	405,064
National Australia Bank Ltd. 2.55%, 1/13/12 (3)	AU	1,000	1,019,185
Nordea Bank AB 4.88%, 1/27/20 (3)	SE	1,800	1,848,679
Northern Rock PLC 5.63%, 6/22/17 (3)	GB	1,300	1,341,418
Royal Bank of Scotland Group PLC 0.82%, 4/8/11 (1)(3)	GB	5,000	4,992,015
1.45%, 10/20/11 (3)	GB	4,600	4,608,708
3.00%, 12/9/11 (3)	GB	2,800	2,874,558

	Country Code*	Principal Amount (000)	Value

5.00%, 10/1/14	GB	$100	$93,827
6.99%, 10/5/17 (1)(3)	GB	200	130,000
Santander US Debt SA Unipersonal 1.33%, 3/30/12 (1)(3)	ES	3,100	3,008,336
Scotland International Finance No. 2 BV 4.25%, 5/23/13 (3)	NL	1,200	1,140,936
Societe Generale 5.92%, 4/5/17 (1)(3)	FR	400	302,794
State Street Capital Trust IV 1.54%, 6/15/37 (1)		200	143,081
Swedbank AB 2.80%, 2/10/12 (3)	SE	1,000	1,025,652
UBS AG /Stamford CT 1.58%, 2/23/12 (1)	CH	800	802,772
Union Planters Corp. 7.75%, 3/1/11		300	304,158
Wachovia Bank NA 0.87%, 3/15/16 (1)		400	372,644
Wachovia Corp. 0.43%, 10/15/11 (1)		3,900	3,871,838
5.30%, 10/15/11		650	680,315

			78,478,953

CHEMICALS – 0.2%
The Dow Chemical Co. 4.85%, 8/15/12		900	949,369
6.00%, 10/1/12		100	107,525

			1,056,894

ELECTRIC UTILITIES – 0.1%
Electricite de France 6.50%, 1/26/19 (3)	FR	400	465,444

FINANCIALS – 5.7%
American Express Co. 7.00%, 3/19/18		700	807,375
Countrywide Financial Corp. 5.80%, 6/7/12		2,100	2,208,242
General Electric Capital Corp., Series A 0.49%, 1/8/16 (1)		100	91,604
6.15%, 8/7/37		100	101,451
6.88%, 1/10/39		800	883,306

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

International Lease Finance Corp. 0.62%, 7/1/11 (1)		$1,870	$1,725,342
1.06%, 8/15/11 (1)		1,600	1,783,036
5.40%, 2/15/12		3,700	3,505,750
5.63%, 9/15/10		4,000	3,985,000
6.38%, 3/25/13		2,000	1,875,000
LeasePlan Corp. NV 3.00%, 5/7/12 (3)	NL	1,000	1,028,506
3.13%, 2/10/12	NL	200	251,568
Nomura Holdings, Inc. 6.70%, 3/4/20	JP	2,300	2,433,271
SLM Corp. 4.75%, 3/17/14		100	108,537
SLM Corp., Series A 0.62%, 1/27/14 (1)		500	412,218
0.74%, 3/15/11 (1)		1,800	1,760,508
8.45%, 6/15/18		1,000	922,811
The Goldman Sachs Group, Inc. 0.53%, 2/6/12 (1)		200	194,989
0.99%, 3/22/16 (1)		600	535,378
5.95%, 1/18/18		6,800	7,063,248
6.15%, 4/1/18		1,100	1,152,269
6.25%, 9/1/17		700	740,899

			33,570,308

FOOD, BEVERAGES & RESTAURANTS – 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15		1,200	1,256,190
5.38%, 1/15/20		1,200	1,293,112
Tate & Lyle International Finance PLC 6.63%, 6/15/16 (3)	GB	500	546,588

			3,095,890

HEALTH CARE – 0.8%
HCA, Inc. 7.88%, 2/15/20		4,000	4,115,000
Roche Holdings, Inc. 6.00%, 3/1/19 (3)		600	698,936

			4,813,936

INSURANCE – 2.1%
American International Group, Inc. 0.79%, 4/26/11 (1)		100	116,898

	Country Code*	Principal Amount (000)	Value

5.05%, 10/1/15		$100	$91,875
5.45%, 5/18/17		100	88,750
5.85%, 1/16/18		200	178,750
8.25%, 8/15/18		1,000	1,012,500
Metropolitan Life Global Funding I 0.70%, 7/13/11 (1)(3)		2,400	2,397,410
1.14%, 9/17/10 (1)(3)		2,800	2,802,052
Ohio National Financial Services, Inc. 6.38%, 4/30/20 (3)		5,100	5,367,261
Pacific LifeCorp. 6.00%, 2/10/20 (3)		100	106,121

			12,161,617

INVESTMENT COMPANIES – 1.2%
FIH Erhvervsbank A/S 0.91%, 6/13/13 (1)(3)	DK	6,500	6,488,671
Temasek Financial I Ltd. 4.30%, 10/25/19 (3)	SG	300	311,576

			6,800,247

METALS & MINERALS – 0.0% +
Gerdau Holdings, Inc. 7.00%, 1/20/20 (3)	BR	200	204,000

OIL & GAS – 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. III 6.75%, 9/30/19	QA	1,200	1,326,984
Shell International Finance BV 5.50%, 3/25/40	NL	300	319,481
6.38%, 12/15/38	NL	1,000	1,194,704
Total Capital SA 4.45%, 6/24/20	FR	200	204,149

			3,045,318

PIPELINES – 0.1%
El Paso Corp. 7.88%, 6/15/12		400	419,968

REFINING – 0.3%
Petrobras International Finance Co. 7.88%, 3/15/19	KY	1,300	1,487,405

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

SAVINGS & LOANS – 0.1%
Nationwide Building Society 6.25%, 2/25/20 (3)	GB	$600	$633,125

SPECIAL PURPOSE BANKS – 0.3%
The Export-Import Bank of Korea 5.13%, 6/29/20	KR	300	301,206
5.88%, 1/14/15	KR	900	975,166
8.13%, 1/21/14	KR	400	457,597

			1,733,969

SPECIAL PURPOSE ENTITIES – 0.4%
Mizuho Capital Investment EUR 1 Ltd. 5.02%, 6/30/11 (1)	KY	1,000	1,149,478
MUFG Capital Finance 5 Ltd. 6.30%, 1/25/17 (1)	KY	1,000	1,256,987

			2,406,465

TELECOMMUNICATIONS – 0.2%
Verizon Wireless Capital LLC 3.06%, 5/20/11 (1)		1,000	1,022,280

TRANSPORTATION – 0.1%
Ryder System, Inc. 6.00%, 3/1/13		400	432,948

UTILITIES – 0.4%
Centrais Eletricas Brasileiras SA 6.88%, 7/30/19 (3)	BR	1,600	1,734,000
MidAmerican Energy Holdings Co. 6.13%, 4/1/36		300	330,293

			2,064,293

Total Corporate Debt Obligations (Cost $152,084,781)			157,690,403

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 0.6%
Societe Financement de l’Economie Francaise 0.50%, 7/16/12 (1)(3)	FR	$1,000	$1,004,030
3.38%, 5/5/14 (3)	FR	2,100	2,193,723

Total Foreign Government Agency Obligations (Cost $3,093,630)			3,197,753

FOREIGN GOVERNMENT OBLIGATIONS – 0.3%
Canadian Government Bond 2.00%, 12/1/14	CA	1,900	1,766,105
United Mexican States, Series A 6.05%, 1/11/40	MX	200	211,000

Total Foreign Government Obligations (Cost $1,977,714)			1,977,105

MUNICIPAL BONDS – 2.3%
California Infrastructure & Economic Development Bank 6.49%, 5/15/49		1,000	1,064,120
California State University 6.43%, 11/1/30		200	211,050
City of New York, NY 6.25%, 6/1/35		3,800	3,831,084
Contra Costa, California Community College District 6.50%, 8/1/34		1,600	1,700,400
County of Clark NV 6.82%, 7/1/45		300	335,088
Los Angeles Unified School District, California 6.76%, 7/1/34		200	219,240
Metropolitan Transportation Authority 7.34%, 11/15/39		1,100	1,343,177
New Jersey Economic Development Authority 1.48%, 6/15/13 (1)		1,300	1,298,050

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

New York State Thruway Authority 5.88%, 4/1/30		$1,000	$1,069,060
State of California 7.63%, 3/1/40		1,000	1,080,470
7.95%, 3/1/36		400	420,156
State of Illinois 4.07%, 1/1/14		400	394,136
State of Louisiana 3.00%, 5/1/43 (1)		400	404,604

Total Municipal Bonds (Cost $12,759,189)			13,370,635

U.S. GOVERNMENT GUARANTEED NOTES – 2.0%
TLGP American Express Bank 3.15%, 12/9/11		500	517,780
TLGP Citibank NA 1.88%, 5/7/12		2,100	2,143,420
1.88%, 6/4/12		100	102,014
TLGP Citigroup Funding, Inc. 1.88%, 10/22/12		400	408,408
2.25%, 12/10/12		300	308,821
TLGP Citigroup, Inc. 2.13%, 4/30/12		1,200	1,229,412
2.88%, 12/9/11		1,600	1,649,741
TLGP General Electric Capital Corp. 2.00%, 9/28/12		600	614,326
2.13%, 12/21/12		300	308,426
2.63%, 12/28/12		500	519,592
3.00%, 12/9/11		2,100	2,169,306
TLGP Morgan Stanley 3.25%, 12/1/11		1,900	1,968,617

Total U.S. Government Guaranteed Notes (Cost $11,833,702)			11,939,863

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 45.6%
Federal Home Loan Mortgage Corp.
1.13%, 6/1/11		1,600	1,610,003
1.13%, 7/27/12		2,800	2,819,793
5.00%, 4/18/17		1,300	1,484,475
5.50%, 4/1/37		143	153,696
5.50%, 7/1/37		494	530,896
5.50%, 8/1/37		257	276,352
5.50%, 8/1/38		631	678,249
5.50%, 2/1/39		21	22,471
5.50%, TBA		2,000	2,145,938
Federal National Mortgage Association
1.13%, 7/30/12		1,100	1,107,285
1.75%, 5/7/13 (6)		2,800	2,851,150

	Country Code*	Principal Amount (000)	Value

4.00%, TBA		$4,000	$4,050,624
4.50%, TBA		15,000	15,523,590
5.50%, 2/1/34		15	15,911
5.50%, 3/1/36		519	558,334
5.50%, 8/1/36		18	19,481
5.50%, 12/1/36		11	12,242
5.50%, TBA		3,000	3,213,438
6.00%, 8/1/36		407	441,978
6.00%, 9/1/36		73	79,472
6.00%, 10/1/36		14	15,065
6.00%, 12/1/36		549	597,348
6.00%, 1/1/37		160	173,733
6.00%, 4/1/37		299	325,098
6.00%, 5/1/37		62	67,736
6.00%, 8/1/37		962	1,046,033
6.00%, 9/1/37		3,726	4,048,855
6.00%, 10/1/37		495	538,166
6.00%, 11/1/37		92	100,066
6.00%, 12/1/37		5,018	5,451,734
6.00%, 1/1/38		897	974,339
6.00%, 3/1/38		1,308	1,420,196
6.00%, 6/1/38		83	90,026
6.00%, 8/1/38		1,338	1,456,636
6.00%, 7/1/39		97	104,867
6.00%, 9/1/39		264	286,407
6.00%, TBA		20,000	21,690,620
6.50%, TBA		2,000	2,190,312
Government National Mortgage Association
5.50%, 2/15/37		763	826,030
6.00%, 6/15/36		280	306,657
6.00%, 8/15/38		4	4,087
6.00%, 2/15/39		4,102	4,478,386
6.00%, 11/15/39		6,374	6,957,834
6.00%, TBA		4,000	4,358,752
6.50%, 12/15/37		320	351,577
6.50%, 8/15/38		555	609,636
U.S. Treasury Bonds
4.38%, 2/15/38		1,400	1,513,750
4.38%, 11/15/39 (6)		3,000	3,238,593
4.38%, 5/15/40		3,000	3,244,680
4.63%, 2/15/40 (6)		3,900	4,383,842
4.75%, 2/15/37		200	229,625
8.75%, 5/15/20		1,200	1,793,437
U.S. Treasury Inflation Indexed Bonds
2.00%, 1/15/26		1,757	1,858,254
2.38%, 1/15/25		1,735	1,924,353
2.38%, 1/15/27		1,838	2,035,807
U.S. Treasury Notes
0.63%, 6/30/12		15,400	15,401,232
0.75%, 5/31/12		1,900	1,905,491
1.13%, 6/15/13		9,900	9,939,402

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

1.38%, 3/15/13		$1,600	$1,620,752
1.38%, 5/15/13		6,300	6,376,797
1.88%, 6/30/15		2,900	2,911,101
2.13%, 5/31/15		8,700	8,849,553
2.25%, 1/31/15		100	102,492
2.38%, 2/28/15		600	618,378
2.50%, 4/30/15 (6)		8,600	8,905,704
2.50%, 6/30/17		28,600	28,725,125
2.75%, 5/31/17 (6)		10,000	10,210,940
2.75%, 2/15/19		2,300	2,291,375
3.13%, 4/30/17 (6)		9,000	9,407,808
3.38%, 11/15/19		4,100	4,246,382
3.50%, 5/15/20		22,300	23,338,288
3.63%, 8/15/19		5,700	6,027,305
3.63%, 2/15/20		9,200	9,720,370

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $261,228,965)			266,886,410

		Shares
CONVERTIBLE PREFERRED STOCKS – 0.0% +
BANKS – 0.0% +
Wells Fargo & Co., Series L 7.50%, 12/31/49 (Cost $129,360)		200	186,200

PREFERRED STOCKS – 1.1%
BANKS – 1.1%
Citigroup, Inc., Series 1 6.15%, 12/15/12 (Cost $7,028,775)		405,000	6,415,767

		Principal Amount (000)
SHORT TERM INVESTMENTS – 25.8%
U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS (4) – 25.6%
Federal Home Loan Bank Discount Notes
0.19%, 7/16/10		$9,500	9,499,248
0.20%, 8/6/10		11,600	11,597,680
0.20%, 8/13/10		4,500	4,498,925
0.20%, 9/3/10		11,700	11,697,894

Country Code*	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp. Discount Notes
0.20%, 7/9/10	$6,900	$6,899,709
0.21%, 7/23/10	7,500	7,499,038
0.21%, 8/9/10	1,500	1,499,659
0.23%, 8/3/10	9,600	9,597,976
0.23%, 10/5/10	9,000	8,996,400
0.24%, 8/17/10	4,300	4,298,653
0.25%, 10/15/10	5,800	5,797,448
0.26%, 10/20/10	3,200	3,198,528
Federal National Mortgage Association Discount Notes
0.24%, 9/20/10	3,600	3,599,208
0.25%, 10/15/10	2,800	2,798,768
0.26%, 9/1/10	21,400	21,396,362
U.S. Treasury Bills
0.09%, 7/8/10	7,400	7,399,989
0.13%, 7/1/10 (5)	10	10,000
0.15%, 7/22/10 (5)	29,100	29,098,472
0.21%, 8/26/10 (6)	560	559,834
0.23%, 8/26/10 (6)	19	18,994

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $149,950,176)		149,962,785

	Shares
MUTUAL FUNDS – 0.2%
State Street Institutional U.S. Government Money Market Fund (Cost $1,124,708)	1,124,708	1,124,708

Total Short Term Investments (Cost $151,074,884)		151,087,493

TOTAL INVESTMENTS – 109.3%
(Cost $625,324,128)		639,318,277
Liabilities in excess of other assets – (9.3)%		(54,443,816)

NET ASSETS – 100.0%		$584,874,461

GDR	Global Depositary Receipt
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $53,173,274 which represents approximately 9.1% of net assets. At the period end, cash in the amount of $290,000 has been received as collateral.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.

AU	Australia
BR	Brazil
CA	Canada
CH	Switzerland
CL	Chile
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JP	Japan
KR	Korea, Republic of
KY	Cayman Islands
MX	Mexico
NL	Netherlands
QA	Qatar
SE	Sweden
SG	Singapore

+	Amount is less than 0.05%.
*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $74,940,438, representing 12.8% of net assets.
(4)	Interest rates represent annualized yield at date of purchase.
(5)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of securities pledged amounted to $19,999.
(6)	At the period end, securities (or portions thereof) with an aggregate market value of $2,268,033 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation ($)
Long	90-Day Eurodollar December Futures	12/13/10	173	42,864,563	42,916,975	52,412
Long	90-Day Eurodollar March Futures	3/14/11	3	735,900	743,700	7,800
Long	90-Day Eurodollar September Futures	9/13/10	368	91,160,838	91,397,400	236,562
Long	U.S. Treasury 10 Year Note September Futures	9/21/10	845	101,623,859	103,552,109	1,928,250
Long	U.S. Treasury 2 Year Note September Futures	9/30/10	299	65,158,187	65,429,610	271,423
Long	U.S. Treasury 5 Year Note September Futures	9/30/10	109	12,726,180	12,900,321	174,141

Net unrealized appreciation						2,670,588

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(7)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Bank of America Securities LLC	GBP	2,028,000	USD	3,005,557	9/23/10	(24,351)
Bank of America Securities LLC	JPY	323,030,000	USD	3,528,454	7/14/10	(125,877)
Bank of America Securities LLC	USD	30,000	IDR	305,100,000	10/7/10	3,151
Bank of America Securities LLC	USD	128,589	KRW	151,832,000	11/12/10	(3,768)
Barclays Bank PLC	KRW	13,090,000	USD	11,025	11/12/10	264
Barclays Bank PLC	KRW	15,125,343	USD	12,269	11/12/10	(165)
Barclays Bank PLC	USD	44,000	CNY	292,468	8/25/10	(848)
Barclays Bank PLC	USD	306,000	CNY	2,027,556	4/7/11	(3,408)
Barclays Bank PLC	USD	315,000	CNY	2,086,560	4/7/11	(3,602)
Barclays Bank PLC	USD	241,000	CNY	1,595,420	4/7/11	(2,900)
Barclays Bank PLC	USD	241,000	CNY	1,595,420	4/7/11	(2,900)
Barclays Bank PLC	USD	114,174	EUR	93,000	7/26/10	(438)
Barclays Bank PLC	USD	70,000	IDR	684,110,000	11/24/10	3,792
Barclays Bank PLC	USD	54,852	KRW	65,000,000	7/28/10	(1,623)
Barclays Bank PLC	USD	11,045	KRW	13,090,000	7/28/10	(326)
Barclays Bank PLC	USD	12,294	KRW	15,125,343	7/28/10	92
Barclays Bank PLC	USD	213,735	KRW	254,708,000	8/27/10	(4,985)
Barclays Bank PLC	USD	99,185	KRW	116,126,000	11/12/10	(3,718)
Barclays Bank PLC	USD	10,000	MYR	33,749	10/12/10	379
Barclays Bank PLC	USD	10,000	MYR	34,176	10/12/10	510
Barclays Bank PLC	USD	10,000	MYR	34,347	10/12/10	563
Barclays Bank PLC	USD	10,000	MYR	34,400	10/12/10	579
Barclays Bank PLC	USD	20,187	MYR	66,472	10/12/10	255
Barclays Bank PLC	USD	10,000	MYR	34,051	10/12/10	472
Barclays Bank PLC	USD	17,213	MYR	58,000	10/12/10	624
Barclays Bank PLC	USD	47,837	PHP	2,223,000	11/15/10	(511)
Barclays Bank PLC	USD	21,039	SGD	29,469	9/16/10	29
Barclays Bank PLC	USD	3,869	TWD	121,000	10/12/10	(76)
Barclays Bank PLC	USD	94,000	TWD	2,908,830	10/12/10	(2,818)
Citibank NA	EUR	1,478,000	USD	1,814,275	7/26/10	6,720
Citibank NA	KRW	778,400,000	USD	629,600	11/12/10	(10,324)
Citibank NA	KRW	27,850,000	USD	23,147	11/12/10	251
Citibank NA	USD	1,718,528	EUR	1,400,000	7/26/10	(6,365)
Citibank NA	USD	7,865,254	EUR	6,371,000	8/24/10	(72,601)
Citibank NA	USD	120,000	IDR	1,219,260,000	10/7/10	12,482
Citibank NA	USD	80,000	IDR	778,400,000	11/24/10	3,963
Citibank NA	USD	23,193	KRW	27,850,000	7/28/10	(386)
Citibank NA	USD	54,362	KRW	63,481,093	11/12/10	(2,174)
Citibank NA	USD	30,000	KRW	34,770,000	11/12/10	(1,415)
Citibank NA	USD	60,000	KRW	69,282,000	11/12/10	(3,043)
Citibank NA	USD	60,000	KRW	70,155,000	11/12/10	(2,325)
Citibank NA	USD	60,000	KRW	70,056,000	11/12/10	(2,407)
Citibank NA	USD	30,000	KRW	35,034,000	11/12/10	(1,198)
Citibank NA	USD	60,000	KRW	69,714,000	11/12/10	(2,688)
Citibank NA	USD	36,391	MYR	124,601	10/12/10	1,928
Citibank NA	USD	35,232	MYR	116,000	10/12/10	442
Citibank NA	USD	20,193	MYR	66,472	10/12/10	249
Citibank NA	USD	17,809	MYR	60,000	10/12/10	643
Citibank NA	USD	34,798	MYR	116,000	10/12/10	876
Citibank NA	USD	47,146	PHP	2,197,000	11/15/10	(373)

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Citibank NA	USD	47,017	PHP	2,175,000	11/15/10	(713)
Citibank NA	USD	60,711	PHP	2,800,000	11/15/10	(1,101)
Citibank NA	USD	15,561	SGD	21,905	9/16/10	99
Citibank NA	USD	10,679	TWD	335,000	10/12/10	(178)
Citibank NA	USD	800	TWD	24,868	10/12/10	(21)
Credit Suisse International (London)	EUR*	11,071,000	USD	14,836,635	7/26/10	1,297,094
Deutsche Bank AG (London)	SGD	70,236	USD	50,231	9/16/10	19
Deutsche Bank AG (London)	USD	54,000	CNY	359,181	8/25/10	(1,005)
Deutsche Bank AG (London)	USD	54,418	KRW	64,937,285	7/28/10	(1,240)
Deutsche Bank AG (London)	USD	55,002	KRW	64,891,372	7/28/10	(1,861)
Deutsche Bank AG (London)	USD	60,000	KRW	69,756,000	11/12/10	(2,653)
Deutsche Bank AG (London)	USD	7,821	MXN	100,000	9/24/10	(156)
Deutsche Bank AG (London)	USD	9,878	MXN	130,000	9/24/10	86
Deutsche Bank AG (London)	USD	85,231	MYR	277,000	10/12/10	(44)
Deutsche Bank AG (London)	USD	45,787	PHP	2,130,000	11/15/10	(441)
Deutsche Bank AG (London)	USD	79,000	TWD	2,448,210	10/12/10	(2,257)
Deutsche Bank AG (London)	USD	10,066	TWD	316,872	1/14/11	(59)
Deutsche Bank AG (London)	USD	20,979	TWD	649,000	1/14/11	(485)
Goldman Sachs International	USD	1,152,912	BRL	2,099,281	8/3/10	4,086
Goldman Sachs International	USD	30,000	KRW	35,190,000	11/12/10	(1,070)
Goldman Sachs International	USD	13,404	SGD	18,862	9/16/10	81
HSBC Bank PLC	KRW	49,430,000	USD	40,000	7/28/10	(479)
HSBC Bank PLC	KRW	49,700,000	USD	40,000	7/28/10	(700)
HSBC Bank PLC	KRW	123,575,000	USD	100,000	7/28/10	(1,198)
HSBC Bank PLC	USD	38,750	CNY	263,306	8/25/10	99
HSBC Bank PLC	USD	38,750	CNY	263,384	8/25/10	111
HSBC Bank PLC	USD	242,000	CNY	1,602,040	4/7/11	(2,912)
HSBC Bank PLC	USD	242,000	CNY	1,602,040	4/7/11	(2,912)
HSBC Bank PLC	USD	40,000	IDR	383,800,000	11/24/10	1,399
HSBC Bank PLC	USD	61,690	IDR	592,840,000	11/24/10	2,258
HSBC Bank PLC	USD	748,097	MXN	9,641,850	9/24/10	(9,031)
JPMorgan Securities	KRW	315,000,000	USD	254,793	11/12/10	(4,170)
JPMorgan Securities	USD	62,000	CNY	421,507	8/25/10	191
JPMorgan Securities	USD	12,000	CNY	81,540	8/25/10	31
JPMorgan Securities	USD	38,750	CNY	263,345	8/25/10	105
JPMorgan Securities	USD	38,750	CNY	263,345	8/25/10	105
JPMorgan Securities	USD	1,440,000	CNY	9,698,400	8/25/10	(9,059)
JPMorgan Securities	USD	22,000	CNY	146,168	8/25/10	(434)
JPMorgan Securities	USD	44,000	CNY	292,732	8/25/10	(809)
JPMorgan Securities	USD	22,000	CNY	146,168	8/25/10	(434)
JPMorgan Securities	USD	110,000	KRW	126,032,500	11/12/10	(6,388)
JPMorgan Securities	USD	60,000	KRW	70,191,000	11/12/10	(2,296)
JPMorgan Securities	USD	50,000	KRW	56,540,000	11/12/10	(3,518)
JPMorgan Securities	USD	26,314	TWD	831,000	1/14/11	(72)
Morgan Stanley Capital Services, Inc.	KRW	123,850,000	USD	100,000	7/28/10	(1,423)
Morgan Stanley Capital Services, Inc.	KRW	24,900,000	USD	20,000	7/28/10	(391)
Morgan Stanley Capital Services, Inc.	USD	26,000	CNY	176,722	8/25/10	74
Morgan Stanley Capital Services, Inc.	USD	122,000	CNY	828,380	8/25/10	223
Morgan Stanley Capital Services, Inc.	USD	245,000	CNY	1,623,125	4/7/11	(2,765)
Morgan Stanley Capital Services, Inc.	USD	91,220	KRW	107,881,000	7/28/10	(2,874)

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Counterparty (Continued)	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Morgan Stanley Capital Services, Inc.	USD	219,337	KRW	258,225,000	8/27/10	(7,704)
Morgan Stanley Capital Services, Inc.	USD	120,000	KRW	138,132,000	11/12/10	(6,441)
Morgan Stanley Capital Services, Inc.	USD	123,000	KRW	138,965,400	11/12/10	(8,756)
Morgan Stanley Capital Services, Inc.	USD	25,362	TWD	797,000	1/14/11	(194)
Royal Bank of Scotland PLC	CAD	1,733,000	USD	1,724,275	7/7/10	96,398
Royal Bank of Scotland PLC	EUR	270,000	USD	334,644	7/26/10	4,442
Royal Bank of Scotland PLC	KRW	12,680,000	USD	10,414	11/12/10	(11)
Royal Bank of Scotland PLC	USD	219,185	EUR	180,000	7/26/10	950
Royal Bank of Scotland PLC	USD	30,000	IDR	305,100,000	10/7/10	3,151
Royal Bank of Scotland PLC	USD	10,438	KRW	12,680,000	7/28/10	(54)

Net unrealized appreciation						1,073,344

*	At the period end, cash of $1,200,000 has been received as collateral for this open forward foreign currency exchange contract.

BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
IDR	–	Indonesian Rupiah
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PHP	–	Philippine Peso
SGD	–	Singapore Dollar
TWD	–	New Taiwan Dollar
USD	–	United States Dollar

(8)	Written Option Contracts

At the period end, open written option contracts were as follows:

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Put	OTC-USD vs. JPY	Bank of America NA	7/21/10	90	2,500,000	55,695
Call	U.S. Treasury 10 Year Note September Futures	Citigroup Global Markets, Inc.	8/27/10	119	14	54,031
Call	U.S. Treasury 10 Year Note September Futures	Citigroup Global Markets, Inc.	8/27/10	120	40	121,250
Call	U.S. Treasury 10 Year Note September Futures	Citigroup Global Markets, Inc.	8/27/10	122	8	13,250

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Type	Description	Counterparty	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Put	U.S. Treasury 10 Year Note September Futures	Citigroup Global Markets, Inc.	8/27/10	114	62	2,906
Put	U.S. Treasury 10 Year Note September Futures	Citigroup Global Markets, Inc.	8/27/10	117	8	1,000
Put	OTC-USD vs. JPY	Morgan Stanley Capital Group, Inc.	7/21/10	90	2,000,000	—

Written options (Premium received, $128,458)					4,500,132	248,132

At the period end, open written inflation floor option contracts were as follows:

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount (000) ($)	Value ($)
Floor - OTC CPURNSA Index	Citibank NA	216.687	Maximum of [1-(Index Final/Index Initial)] or $0	4/7/20	2,100	23,836
Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of [1-(Index Final/Index Initial)] or $0	3/10/20	1,000	9,787

Written inflation floor options (Premium received, $26,200)					3,100	33,623

At the period end, open written interest rate swaption contracts were as follows:

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Bank of America NA	Receive	3-Month USD-LIBOR	3.25%	8/31/10	100	2,310
Put	OTC -10 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	4.75%	8/31/10	100	1
Call	OTC -10 Year Interest Rate Swap	Barclays Bank PLC	Receive	3-Month USD-LIBOR	3.25%	8/31/10	9,200	212,518
Put	OTC -10 Year Interest Rate Swap	Barclays Bank PLC	Pay	3-Month USD-LIBOR	4.75%	8/31/10	9,200	93
Call	OTC -10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	3.25%	8/31/10	7,300	168,629
Call	OTC -10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	3.50%	8/31/10	3,400	135,337
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.50%	8/31/10	6,900	242
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.75%	8/31/10	3,800	38
Call	OTC -10 Year Interest Rate Swap	Deutsche Bank AG*	Receive	3-Month USD-LIBOR	3.25%	8/31/10	300	6,930
Put	OTC -10 Year Interest Rate Swap	Deutsche Bank AG*	Pay	3-Month USD-LIBOR	4.75%	8/31/10	300	3
Call	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Receive	3-Month USD-LIBOR	3.25%	8/31/10	7,900	182,488

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Receive	3-Month USD-LIBOR	3.25%	10/29/10	3,300	84,335
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.50%	8/31/10	7,900	277
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	4.75%	8/31/10	9,400	95
Put	OTC -10 Year Interest Rate Swap	Goldman Sachs Bank	Pay	3-Month USD-LIBOR	5.00%	10/29/10	3,300	381
Call	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.**	Receive	3-Month USD-LIBOR	3.25%	10/29/10	13,000	332,227
Put	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	5.00%	10/29/10	13,000	1,500
Put	OTC -10 Year Interest Rate Swap	Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	10.00%	7/10/12	2,000	846
Call	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC***	Receive	3-Month USD-LIBOR	3.50%	8/31/10	6,600	262,713
Put	OTC -5 Year Interest Rate Swap	Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.00%	12/1/10	12,800	4,466
Put	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.50%	8/31/10	6,600	232
Put	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.75%	8/31/10	3,900	39
Put	OTC -10 Year Interest Rate Swap	Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	6.00%	8/31/10	3,000	—

Written swaptions (Premium received, $831,335)							133,300	1,395,700

At the period end, open written credit default swaption contracts on credit indices were as follows:

Type	Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -CDX.IG-14 5-Year Index	Morgan Stanley Capital Services Inc.**	Buy	0.80%	7/21/10	1,000	30
Put	OTC -CDX.IG-14 5-Year Index	Morgan Stanley Capital Services Inc.**	Sell	1.60%	7/21/10	1,000	846

Written credit default swaptions (Premium received, $4,100)						2,000	876

CDX.IG	–	Credit Derivatives Index – Investment Grade
CPURNSA	–	Consumer Price All Urban Non-Seasonally Adjusted Index
JPY	–	Japanese Yen
LIBOR	–	London Interbank Offered Rate
OTC	–	Over the Counter
USD	–	United States Dollar

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(9)	Swap Contracts

At the period end, outstanding interest rate swap contracts were as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
Bank of America NA	Pay	3-Month USD-LIBOR	2.00%	12/15/12	2,200	31,949	25,212	6,737
Barclays Bank PLC	Pay	3-Month USD-LIBOR	4.00%	6/16/17	300	27,966	11,790	16,176
Citibank NA	Pay	3-Month USD-LIBOR	4.00%	6/16/17	300	27,966	12,750	15,216
Deutsche Bank AG*	Pay	3-Month USD-LIBOR	4.00%	12/16/14	3,800	345,898	67,450	278,448
Goldman Sachs Bank	Pay	BRL-BZDIOVRA	12.65%	1/2/14	554	16,841	6,547	10,294
Goldman Sachs International	Pay	MXN-TIIE-Banxico	7.64%	3/1/17	1,500	61,164	(116)	61,280
HSBC Bank USA, NA	Pay	MXN-TIIE-Banxico	7.33%	1/28/15	1,098	40,174	6,345	33,829
Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	2.00%	12/15/12	10,700	155,386	121,999	33,387
Morgan Stanley Capital Services Inc.**	Pay	BRL-BZDIOVRA	12.59%	1/2/13	111	1,481	272	1,209
Morgan Stanley Capital Services Inc.**	Pay	BRL-BZDIOVRA	12.51%	1/2/14	554	13,872	4,601	9,271
Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	4.00%	6/16/15	1,300	121,025	70,227	50,798
Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	3.00%	12/15/15	1,000	31,052	7,490	23,562
Morgan Stanley Capital Services Inc.**	Pay	3-Month USD-LIBOR	4.00%	6/16/17	1,300	121,187	56,938	64,249
Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.00%	6/16/15	800	74,477	52,576	21,901
Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.00%	6/16/17	600	55,933	30,016	25,917
Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.00%	12/15/17	400	30,819	20,665	10,154
Royal Bank of Scotland PLC***	Pay	3-Month USD-LIBOR	4.00%	12/15/20	2,800	195,990	165,335	30,655

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
Royal Bank of Scotland PLC***	Pay	3-Month CAD-CDOR	5.70%	12/18/24	3,006	21,817	(2,193)	24,010

Total					32,323	1,374,997	657,904	717,093

BRL	–	Brazilian Real
BZDIOVRA	–	Brazilian Interbank Deposit Rate Over
CAD	–	Canadian Dollar
CDOR	–	Canadian Deposit Offered Rate
LIBOR	–	London Interbank Offered Rate
MXN	–	Mexican Peso
TIIE	–	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)
USD	–	United States Dollar

At the period end, outstanding credit default swap contract on corporate issue – Buy Protection (a) was as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Unrealized Appreciation ($)
Barclays Bank PLC	Tate & Lyle International Finance PLC	(1.15)%	6/20/16	1.46%	500	8,361	8,361

At the period end, outstanding credit default swap contracts on corporate and sovereign issues – Sell Protection (a) were as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation / (Depreciation) ($)
Bank of America NA	Japan Government Bond	1.00%	3/20/15	0.89%	300	1,548	3,413	(1,865)
Barclays Bank PLC	Brazilian Government International Bond	1.00%	6/20/15	1.35%	500	(8,198)	(7,191)	(1,007)
Barclays Bank PLC	United Mexican States, Series A	1.00%	3/20/15	1.29%	400	(5,208)	(8,999)	3,791
Citibank NA	United Mexican States, Series A	1.00%	3/20/15	1.29%	400	(5,209)	(9,184)	3,975
Deutsche Bank AG*	Brazilian Government International Bond	1.00%	6/20/15	1.35%	500	(8,198)	(4,780)	(3,418)
Deutsche Bank AG*	Japan Government Bond	1.00%	3/20/15	0.89%	700	3,614	8,131	(4,517)
Deutsche Bank AG*	United Mexican States, Series A	1.00%	3/20/15	1.29%	200	(2,604)	(4,592)	1,988
Goldman Sachs International	Brazilian Government International Bond	1.00%	6/20/15	1.35%	500	(8,198)	(6,716)	(1,482)

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Appreciation / (Depreciation) ($)
Goldman Sachs International	GMAC, Inc.	2.50%	9/27/10	3.00%	2,900	(3,546)	—	(3,546)
Goldman Sachs International	United Kingdom Gilt	1.00%	6/20/15	0.77%	2,200	24,236	20,327	3,909
Morgan Stanley Capital Services Inc.**	Brazilian Government International Bond	1.00%	6/20/15	1.35%	500	(8,198)	(4,839)	(3,359)

Total					9,100	(19,961)	(14,430)	(5,531)

At the period end, outstanding credit default swap contracts on credit indices – Sell Protection (a) were as follows:

Counterparty	Reference Entity	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value(d) ($)	Upfront Premiums Paid / (Received) ($)	Unrealized Depreciation ($)
Barclays Bank PLC	CDX Emerging Market Series 13 Index	5.00%	6/20/15	2,200	225,731	285,700	(59,969)
Deutsche Bank AG*	CDX Emerging Market Series 13 Index	5.00%	6/20/15	1,000	102,605	130,500	(27,895)
HSBC Bank USA, NA	CDX Emerging Market Series 13 Index	5.00%	6/20/15	1,300	133,387	162,790	(29,403)

Total				4,500	461,723	578,990	(117,267)

*	At the period end, a security with a fair value of $264,990 and cash of $260,000 have been received as collateral for these open swap and swaption contracts.
**	At the period end, cash of $260,000 has been received as collateral for these open swap and swaption contracts.
***	At the period end, cash of $270,000 has been received as collateral for these open swap and swaption contracts.
(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(10)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$4,990,883	$—	$4,990,883
Collateralized Mortgage Obligations	—	10,353,006	—	10,353,006
Commercial Mortgage Backed Securities	—	8,649,009	—	8,649,009
Convertible Bonds (a)	—	2,573,750	—	2,573,750
Corporate Debt Obligations (a)	—	157,690,403	—	157,690,403
Foreign Government Agency Obligations	—	3,197,753	—	3,197,753
Foreign Government Obligations	—	1,977,105	—	1,977,105
Municipal Bonds	—	13,370,635	—	13,370,635
U.S. Government Guaranteed Notes	—	11,939,863	—	11,939,863
U.S. Treasury and U.S. Government Agency Obligations	170,820,836	96,065,574	—	266,886,410
Convertible Preferred Stocks (a)	186,200	—	—	186,200
Preferred Stocks (a)	6,415,767	—	—	6,415,767
Short Term Investments
U.S. Treasury and U.S. Government Agency Obligations	—	149,962,785	—	149,962,785
Mutual Funds	1,124,708	—	—	1,124,708

Total Short Term Investments	1,124,708	149,962,785	—	151,087,493

Total Investments	178,547,511	460,770,766	—	639,318,277

Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	—	1,449,266	—	1,449,266
Futures Contracts	2,670,588	—	—	2,670,588
Swap Contracts	—	739,117	—	739,117

Total Financial Derivative Instruments	$2,670,588	$2,188,383	$—	$4,858,971

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(375,922)	$—	$(375,922)
Swap Contracts	—	(136,461)	—	(136,461)
Written Option Contracts	(192,437)	(89,318)	—	(281,755)
Written Swaption Contracts	—	(1,396,576)	—	(1,396,576)

Total Financial Derivative Instruments	$(192,437)	$(1,998,277)	$—	$(2,190,714)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.3%
AEROSPACE & DEFENSE – 2.3%
Hexcel Corp.*		10,997	$170,563
TransDigm Group, Inc.		6,633	338,482

			509,045

AIR FREIGHT & LOGISTICS – 1.8%
Forward Air Corp.		6,791	185,055
HUB Group, Inc.*		6,791	203,798

			388,853

AIRLINES – 0.3%
Continental Airlines, Inc., Class B*		3,308	72,776

AUTO COMPONENTS – 1.0%
TRW Automotive Holdings Corp.*		7,774	214,329

BIOTECHNOLOGY – 3.9%
Acorda Therapeutics, Inc.*		5,098	158,599
BioMarin Pharmaceutical, Inc.*		9,721	184,310
Isis Pharmaceuticals, Inc.*		5,138	49,171
Martek Biosciences Corp.*		8,232	195,181
Myriad Genetics, Inc.*		3,231	48,303
United Therapeutics Corp.*		4,425	215,984

			851,548

CAPITAL MARKETS – 3.2%
Affiliated Managers Group, Inc.*		2,966	180,244
Federated Investors, Inc., Class B		6,069	125,689
Greenhill & Co., Inc.		2,540	155,270
optionsXpress Holdings, Inc.*		7,945	125,054
Stifel Financial Corp.*		2,729	118,412

			704,669

CHEMICALS – 1.1%
Calgon Carbon Corp.*		9,721	128,706
Intrepid Potash, Inc.*		5,803	113,565

			242,271

COMMERCIAL BANKS – 2.8%
City National Corp.		3,324	170,289

	Country Code**	Shares	Value

Cullen/Frost Bankers, Inc.		3,079	$158,261
Huntington Bancshares, Inc.		13,706	75,931
SVB Financial Group*		4,971	204,954

			609,435

COMMERCIAL SERVICES & SUPPLIES – 2.9%
Corrections Corp of America*		8,881	169,450
Costar Group, Inc.*		5,909	229,269
Fuel Tech, Inc.*		10,501	66,366
Tetra Tech, Inc.*		8,428	165,273

			630,358

COMMUNICATIONS EQUIPMENT – 3.5%
Ciena Corp.*		11,853	150,296
Harmonic, Inc.*		24,105	131,131
Nice Systems, Ltd. ADR*	IL	7,538	192,144
Polycom, Inc.*		9,821	292,567

			766,138

CONTAINERS & PACKAGING – 1.1%
Greif, Inc., Class A		4,509	250,430

ELECTRIC UTILITIES – 0.9%
ITC Holdings Corp.		3,736	197,672

ELECTRICAL EQUIPMENT – 1.1%
Regal-Beloit Corp.		4,410	245,990

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.9%
Cogent, Inc.*		17,050	153,620
Coherent, Inc.*		3,737	128,179
Tech Data Corp.*		3,858	137,422

			419,221

ENERGY EQUIPMENT & SERVICES – 2.0%
Dril-Quip, Inc.*		3,079	135,538
FMC Technologies, Inc.*		2,975	156,663
Patterson-UTI Energy, Inc.		10,361	133,346

			425,547

FOOD PRODUCTS – 0.6%
Diamond Foods, Inc.		491	20,180
Ralcorp Holdings, Inc.*		2,116	115,957

			136,137

See Notes to Financial Statements.

INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 4.9%
American Medical Systems Holdings, Inc.*		9,633	$213,082
Gen-probe, Inc.*		3,720	168,962
Insulet Corp.*		8,600	129,430
Meridian Bioscience, Inc.		7,538	128,146
NuVasive, Inc.*		3,292	116,734
Sirona Dental Systems, Inc.*		4,965	172,981
Zoll Medical Corp.*		5,100	138,210

			1,067,545

HEALTH CARE PROVIDERS & SERVICES – 5.0%
Chemed Corp.		4,509	246,372
Health Management Associates, Inc., Class A*		20,419	158,656
MEDNAX, Inc.*		3,736	207,759
PSS World Medical, Inc.*		7,881	166,683
Rehabcare Group, Inc.*		5,404	117,699
VCA Antech, Inc.*		7,540	186,690

			1,083,859

HEALTH CARE TECHNOLOGY – 0.9%
Eclipsys Corp.*		10,580	188,747

HOTELS, RESTAURANTS & LEISURE – 6.3%
Brinker International, Inc.		9,907	143,255
Buffalo Wild Wings, Inc.*		3,710	135,712
Choice Hotels, Inc.		5,254	158,723
Darden Restaurants, Inc.		4,371	169,813
Jack In The Box, Inc.*		9,721	189,074
P.F. Chang’s China Bistro, Inc.		6,022	238,772
Penn National Gaming, Inc.*		7,333	169,392
WMS Industries, Inc.*		4,599	180,511

			1,385,252

HOUSEHOLD PRODUCTS – 1.0%
Church & Dwight Co., Inc.		3,446	216,099

INSURANCE – 1.5%
Brown & Brown, Inc.		5,899	112,907
ProAssurance Corp.*		3,736	212,055

			324,962

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 0.7%
Netflix, Inc.*		1,444	$156,891

INTERNET SOFTWARE & SERVICES – 5.3%
F5 Networks, Inc.*		4,275	293,137
GSI Commerce, Inc.*		6,409	184,579
Open Text Corp.*	CA	4,165	156,354
SonicWall, Inc.*		5,893	69,243
The Knot, Inc.*		12,948	100,736
VistaPrint NV*	NL	3,680	174,763
Websense, Inc.*		9,217	174,201

			1,153,013

IT SERVICES – 2.1%
Alliance Data Systems Corp.*		2,669	158,859
Global Payments, Inc.		3,736	136,514
SRA International, Inc.*		8,711	171,345

			466,718

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Pool Corp.		7,096	155,544

LIFE SCIENCES TOOLS & SERVICES – 2.8%
AMAG Pharmaceuticals, Inc.*		3,585	123,145
Parexel International Corp.*		7,847	170,123
PerkinElmer, Inc.		8,068	166,765
Techne Corp.		2,613	150,117

			610,150

MACHINERY – 2.7%
Bucyrus International, Inc.		3,669	174,094
Kaydon Corp.		4,609	151,452
Lindsay Manufacturing Co.		2,965	93,961
Wabtec Corp.		4,509	179,864

			599,371

MEDIA – 1.4%
DreamWorks Animation SKG, Inc., Class A*		4,767	136,098
National CineMedia, Inc.		10,108	168,399

			304,497

METALS & MINING – 0.7%
Carpenter Technology Corp.		4,509	148,030

See Notes to Financial Statements.

INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

MULTI-LINE RETAIL – 0.9%
Big Lots, Inc.*		6,021	$193,214

OIL, GAS & CONSUMABLE FUELS – 2.7%
Arena Resources, Inc.*		4,400	140,360
Bill Barrett Corp.*		4,724	145,358
Carrizo Oil & Gas, Inc.*		6,919	107,452
Goodrich Petroleum Corp.*		5,780	69,360
SandRidge Energy, Inc.*		11,596	67,605
Whiting Petroleum Corp.*		663	51,992

			582,127

PERSONAL PRODUCTS – 0.8%
Nu Skin Enterprises, Inc.		6,876	171,419

PHARMACEUTICALS – 2.6%
Biovail Corp.	CA	11,132	214,179
Medicis Pharmaceutical Corp., Class A		7,144	156,311
Perrigo Co.		3,253	192,155

			562,645

REAL ESTATE INVESTMENT TRUSTS – 0.7%
BioMed Realty Trust, Inc.		9,839	158,309

ROAD & RAIL – 1.3%
Knight Transportation, Inc.		14,024	283,846

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.6%
Advanced Energy Industries, Inc.*		13,535	166,345
Cymer, Inc.*		3,065	92,073
Hittite Microwave Corp.*		4,295	192,158
Microsemi Corp.*		9,916	145,071
Monolithic Power Systems, Inc.*		6,497	116,037
ON Semiconductor Corp.*		21,160	135,001
Power Integrations, Inc.		4,622	148,805

			995,490

SOFTWARE – 9.6%
ANSYS, Inc.*		4,142	168,041
Aspen Technology, Inc.*		15,043	163,818
Blackboard, Inc.*		3,616	134,985
Commvault Systems, Inc.*		7,849	176,603

	Country Code**	Shares	Value

Informatica Corp.*		13,535	$323,216
Lawson Software, Inc.*		25,447	185,763
Manhattan Associates, Inc.*		7,202	198,415
MICROS Systems, Inc.*		5,551	176,910
Pegasystems, Inc.		646	20,743
Quality Systems, Inc.		2,908	168,635
Quest Software, Inc.*		10,053	181,356
SuccessFactors, Inc.*		9,403	195,489

			2,093,974

SPECIALTY RETAIL – 3.5%
Chico’s FAS, Inc.		12,031	118,866
Group 1 Automotive, Inc.*		5,944	139,862
Gymboree Corp.*		3,559	152,005
Tractor Supply Co.		2,573	156,876
Williams-Sonoma, Inc.		8,189	203,251

			770,860

TEXTILES, APPAREL & LUXURY GOODS – 1.3%
Deckers Outdoor Corp.*		1,064	152,014
Warnaco Group, Inc.*		3,638	131,477

			283,491

TRADING COMPANIES & DISTRIBUTORS – 0.7%
Watsco, Inc.		2,665	154,357

WIRELESS TELECOMMUNICATION SERVICES – 1.2%
SBA Communications Corp.*		7,540	256,435

Total Common Stocks (Cost $20,442,990)			21,031,264

See Notes to Financial Statements.

INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 6.9%
REPURCHASE AGREEMENTS – 6.9%
State Street Bank and Trust Company, 0.00%, dated 6/30/10, due 7/1/10 (collateralized by $1,515,000 FHLB, 4.375%, 9/17/10, with a value of $1,547,270, total to be received $1,513,112) (Amortized cost $1,513,112)	$1,513	$1,513,112

Value

TOTAL INVESTMENTS – 103.2%
(Cost $21,956,102)	$22,544,376
Liabilities in excess of other assets – (3.2)%	(700,945)

NET ASSETS – 100.0%	$21,843,431

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

CA	Canada
IL	Israel
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$21,031,264	$—	$—	$21,031,264
Short Term Investments
Repurchase Agreements	—	1,513,112	—	1,513,112

Total Investments	$21,031,264	$1,513,112	$—	$22,544,376

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.1%
AEROSPACE & DEFENSE – 1.8%
BAE Systems PLC	GB	104,600	$486,831
Bombardier, Inc.	CA	41,100	186,862
Rolls-Royce Group PLC*	GB	60,900	508,320
Rolls-Royce Group PLC, C Shares*	GB	5,481,000	8,189

			1,190,202

AIRLINES – 0.4%
British Airways PLC*	GB	101,700	295,466

AUTO COMPONENTS – 0.7%
NGK SPARK PLUG Co., Ltd.	JP	20,000	248,296
Sumitomo Rubber Industries, Ltd.	JP	27,900	246,076

			494,372

AUTOMOBILES – 2.1%
Bayerische Motoren Werke AG	DE	14,100	684,929
Nissan Motor Co., Ltd.*	JP	78,300	545,632
Renault SA*	FR	4,600	170,510

			1,401,071

BEVERAGES – 1.1%
Asahi Breweries, Ltd.	JP	13,000	220,233
Carlsberg AS, Class B	DK	4,225	321,983
Kirin Holdings Co., Ltd.	JP	13,000	163,665

			705,881

BUILDING PRODUCTS – 0.7%
Compagnie de Saint-Gobain	FR	13,200	491,892

CAPITAL MARKETS – 2.5%
Credit Suisse Group AG	CH	8,600	323,336
Deutsche Bank AG	DE	11,700	657,179
Macquarie Group, Ltd.	AU	9,600	295,071
UBS AG*	CH	27,421	367,869

			1,643,455

CHEMICALS – 1.4%
Air Water, Inc.	JP	25,000	272,956
Arkema SA	FR	6,800	236,666
BASF SE	DE	4,600	251,346

	Country Code**	Shares	Value

Nippon Shokubai Co., Ltd.	JP	21,000	$199,200

			960,168

COMMERCIAL BANKS – 12.5%
Australia & New Zealand Banking Group, Ltd.	AU	39,000	700,494
Banco do Brasil SA	BR	8,100	110,618
Bank of China Ltd.	CN	182,000	91,819
Bank of Queensland Ltd.	AU	25,900	225,212
Barclays PLC	GB	182,000	726,454
Bendigo and Adelaide Bank Ltd.	AU	22,800	155,402
BNP Paribas	FR	17,519	942,535
Danske Bank A/S*	DK	23,500	452,197
DnB NOR ASA	NO	41,000	394,346
HSBC Holdings PLC	GB	80,125	731,998
KB Financial Group, Inc. ADR	KR	4,047	153,341
KBC GROEP NV*	BE	9,800	375,636
Mitsubishi UFJ Financial Group, Inc.	JP	40,100	182,082
National Australia Bank, Ltd.	AU	42,100	813,971
National Bank of Canada	CA	5,000	255,742
Societe Generale	FR	11,554	475,434
Sumitomo Mitsui Financial Group, Inc.	JP	21,800	616,991
Turkiye Garanti Bankasi AS	TR	36,100	150,235
Turkiye Vakiflar Bankasi T.A.O.	TR	42,900	97,550
UniCredit SpA	IT	337,068	745,606

			8,397,663

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Rentokil Initial PLC*	GB	176,200	282,375
Toppan Printing Co., Ltd.	JP	25,000	197,689

			480,064

COMMUNICATIONS EQUIPMENT – 1.3%
Nokia Oyj	FI	76,300	621,906
Telefonaktiebolaget LM Ericsson	SE	19,400	215,189

			837,095

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMPUTERS & PERIPHERALS – 1.5%
Fujitsu, Ltd.	JP	46,000	$287,538
NEC Corp.	JP	69,000	179,115
Toshiba Corp.*	JP	115,000	569,660

			1,036,313

CONSTRUCTION & ENGINEERING – 1.1%
Bouygues SA	FR	18,500	714,127

CONSTRUCTION MATERIALS – 0.4%
Boral Ltd.	AU	59,800	239,538

CONSUMER FINANCE – 0.6%
Orix Corp.	JP	5,750	416,557

CONTAINERS & PACKAGING – 0.7%
Amcor, Ltd.	AU	58,500	311,781
Smurfit Kappa Group PLC*	IE	20,600	170,135

			481,916

DISTRIBUTORS – 0.3%
Inchcape PLC*	GB	61,800	225,817

DIVERSIFIED FINANCIAL SERVICES – 0.3%
Challenger Financial Services Group Ltd.	AU	70,400	205,275

DIVERSIFIED TELECOMMUNICATION SERVICES – 5.2%
BT Group PLC	GB	157,000	303,056
Deutsche Telekom AG	DE	16,800	198,333
France Telecom SA	FR	33,600	582,789
Nippon Telegraph & Telephone Corp.	JP	15,000	611,038
Telecom Corp. of New Zealand, Ltd.	NZ	114,582	147,022
Telecom Italia SpA	IT	421,200	465,153
Telecom Italia SpA RSP	IT	163,600	149,442
Telefonica SA	ES	32,800	607,610
Telstra Corp., Ltd.	AU	146,200	398,504

			3,462,947

ELECTRIC UTILITIES – 4.5%
E.ON AG	DE	33,300	895,377
Electricite de France	FR	12,400	471,778
Enel SpA	IT	47,928	202,935
Kyushu Electric Power Co., Inc.	JP	19,500	437,339
The Kansai Electric Power Co., Inc.	JP	16,800	409,722

	Country Code**	Shares	Value

The Tokyo Electric Power Co., Inc.	JP	22,000	$598,476

			3,015,627

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.4%
AU Optronics Corp. ADR	TW	7,374	65,481
Hitachi, Ltd.*	JP	41,000	150,246
Murata Manufacturing Co., Ltd.	JP	1,200	57,226

			272,953

ENERGY EQUIPMENT & SERVICES – 0.6%
Compagnie Generale de Geophysique-Veritas*	FR	11,400	202,804
Petroleum Geo-Services ASA*	NO	24,650	205,467

			408,271

FOOD & STAPLES RETAILING – 1.8%
Aeon Co., Ltd.	JP	21,800	230,673
Carrefour SA	FR	3,600	142,803
Casino Guichard-Perrachon SA	FR	4,700	356,659
Koninklijke Ahold NV	NL	36,600	454,947

			1,185,082

FOOD PRODUCTS – 1.7%
Ajinomoto Co., Inc.	JP	27,000	244,274
Nestle SA	CH	17,116	825,314
Premier Foods PLC*	GB	218,000	62,190

			1,131,778

GAS UTILITIES – 0.6%
Tokyo Gas Co., Ltd.	JP	87,000	397,167

HEALTH CARE PROVIDERS & SERVICES – 0.6%
Celesio AG	DE	4,900	106,847
Medipal Holdings Corp.	JP	26,600	315,935

			422,782

HOTELS, RESTAURANTS & LEISURE – 0.7%
Mitchells & Butlers PLC*	GB	57,300	232,911
Thomas Cook Group PLC	GB	42,500	112,492
Tui Travel PLC	GB	40,000	124,448

			469,851

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD DURABLES – 2.1%
Electrolux AB, Series B	SE	18,100	$413,781
Sharp Corp.	JP	34,000	358,654
Sony Corp.	JP	22,800	608,144

			1,380,579

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.4%
Drax Group PLC	GB	50,000	279,801

INDUSTRIAL CONGLOMERATES – 0.6%
Cookson Group PLC*	GB	36,400	209,236
Koninklijke Philips Electronics NV	NL	6,820	203,659

			412,895

INSURANCE – 3.5%
Allianz SE	DE	10,150	1,004,579
Insurance Australia Group, Ltd.	AU	68,000	193,432
Legal & General Group PLC	GB	257,200	299,777
Muenchener Rueckversicherungs AG	DE	4,250	533,642
Old Mutual PLC	GB	193,600	296,411

			2,327,841

IT SERVICES – 0.9%
Cap Gemini SA	FR	9,500	417,521
Logica PLC	GB	94,000	152,463

			569,984

LEISURE EQUIPMENT & PRODUCTS – 0.1%
Namco Bandai Holdings, Inc.	JP	10,600	93,209

MACHINERY – 1.1%
Cargotec Oyj, B Shares	FI	6,500	169,587
Charter International PLC	JE	26,200	245,095
Vallourec SA	FR	2,029	349,824

			764,506

MEDIA – 1.4%
Informa PLC	JE	61,300	323,869
Vivendi	FR	30,870	627,342

			951,211

	Country Code**	Shares	Value

METALS & MINING – 6.1%
BHP Billiton PLC	GB	17,900	$464,121
BHP Billiton, Ltd.	AU	5,000	155,548
JFE Holdings, Inc.	JP	11,500	355,776
Kazakhmys PLC	GB	19,900	292,111
KGHM Polska Miedz SA	PL	3,000	77,495
Lundin Mining Corp.*	CA	71,400	201,882
Mitsubishi Materials Corp.*	JP	123,000	326,936
Rio Tinto PLC	GB	23,500	1,031,988
ThyssenKrupp AG	DE	15,000	369,647
Vale SA ADR	BR	4,100	86,182
Xstrata PLC	GB	55,840	731,206

			4,092,892

MULTI-LINE RETAIL – 1.1%
Marks & Spencer Group PLC	GB	93,000	458,156
PPR	FR	2,200	273,291

			731,447

MULTI-UTILITIES – 0.3%
RWE AG	DE	2,670	174,714

OFFICE ELECTRONICS – 0.4%
Konica Minolta Holdings, Inc.	JP	29,500	283,798

OIL, GAS & CONSUMABLE FUELS – 8.5%
BP PLC	GB	154,000	737,223
EnCana Corp.	CA	10,700	324,050
Eni SpA	IT	16,500	302,875
Gazprom OAO ADR	RU	3,700	69,597
JX Holdings, Inc.*	JP	92,900	459,168
Lukoil ADR	RU	2,100	106,804
Nexen, Inc.	CA	22,693	446,378
OMV AG	AT	10,900	327,333
Penn West Energy Trust	CA	17,996	343,167
Royal Dutch Shell PLC	GB	62,900	1,581,158
Suncor Energy, Inc.	CA	10,196	300,071
Total SA	FR	14,400	642,798
Yanzhou Coal Mining Co. Ltd.	CN	44,000	84,716

			5,725,338

PAPER & FOREST PRODUCTS – 0.8%
Mondi PLC	GB	42,000	239,014
Oji Paper Co., Ltd.	JP	55,000	269,662

			508,676

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PHARMACEUTICALS – 8.0%
Astellas Pharma, Inc.	JP	5,200	$174,230
AstraZeneca PLC	GB	25,100	1,183,360
Bayer AG	DE	13,200	737,634
GlaxoSmithKline PLC	GB	39,700	674,140
Novartis AG	CH	24,050	1,165,538
Roche Holding AG	CH	3,800	523,038
Sanofi-Aventis SA	FR	14,700	885,340

			5,343,280

PROFESSIONAL SERVICES – 0.6%
Randstad Holding NV*	NL	9,500	373,304

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.4%
Great Eagle Holdings Ltd.	BM	66,000	167,947
Lend Lease Corp., Ltd.	AU	14,000	85,255
Mitsui Fudosan Co., Ltd.	JP	34,000	473,228
New World Development, Ltd.	HK	188,939	306,733
NTT Urban Development Corp.	JP	314	249,455
Sumitomo Realty & Development Co., Ltd.	JP	20,000	339,838

			1,622,456

ROAD & RAIL – 2.0%
Central Japan Railway Co.	JP	34	282,260
East Japan Railway Co.	JP	7,900	526,026
FirstGroup PLC	GB	43,700	237,211
West Japan Railway Co.	JP	87	318,147

			1,363,644

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.4%
Samsung Electronics Co., Ltd. GDR	KR	750	234,567

SPECIALTY RETAIL – 1.1%
Esprit Holdings Ltd.	BM	77,207	415,684
Kingfisher PLC	GB	110,800	347,088

			762,772

	Country Code**	Shares	Value

TOBACCO – 3.1%
British American Tobacco PLC	GB	26,200	$831,478
Imperial Tobacco Group PLC	GB	21,800	609,107
Japan Tobacco, Inc.	JP	196	609,774

			2,050,359

TRADING COMPANIES & DISTRIBUTORS – 3.2%
ITOCHU Corp.	JP	46,000	359,603
Mitsubishi Corp.	JP	26,900	556,519
Mitsui & Co., Ltd.	JP	49,700	579,789
Noble Group Ltd.	BM	262,727	317,554
Rexel SA*	FR	25,500	355,816

			2,169,281

WIRELESS TELECOMMUNICATION SERVICES – 2.8%
KDDI Corp.	JP	90	429,001
Vodafone Group PLC	GB	716,800	1,476,961

			1,905,962

Total Common Stocks (Cost $69,596,388)			65,105,846

EQUITY LINKED SECURITIES – 0.4%
COMMERCIAL BANKS – 0.1%
Hana Financial Group, Inc. (Deutsche Bank AG), expires 11/18/19* (1)	DE	3,400	91,415

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.0% +
AU Optronics Corp., (Credit Suisse Group AG), expires 2/17/12*	CH	19,947	17,932

METALS & MINING – 0.2%
Hindalco Industries Ltd., (Credit Suisse Group AG), expires 9/15/14*	CH	11,500	35,776
Tata Steel Ltd., (Merrill Lynch & Co., Inc.), expires 12/23/14* (1)		7,300	76,142

			111,918

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.1%
United Microelectronics Corp., (JP Morgan Chase & Co.), expires 9/29/14* (1)		202,400	$89,056

Total Equity Linked Securities (Cost $354,859)			310,321

Country Code**	Shares	Value

SHORT TERM INVESTMENTS – 4.0%
MUTUAL FUNDS – 4.0%
AllianceBernstein Government Short Term Investment Fund (Cost $2,681,110)	2,681,110	$2,681,110

TOTAL INVESTMENTS – 101.5%
(Cost $72,632,357)		68,097,277
Liabilities in excess of other assets – (1.5)%		(1,026,818)

NET ASSETS – 100.0%		$67,070,459

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

AT	Austria
AU	Australia
BE	Belgium
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
HK	Hong Kong
IE	Ireland
IT	Italy
JE	Jersey
JP	Japan
KR	Korea, Republic of
NL	Netherlands
NO	Norway
NZ	New Zealand
PL	Poland
RU	Russia
SE	Sweden
TR	Turkey
TW	Taiwan, Province of China

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $256,613, representing 0.4% of net assets.

Distributions of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

Great Britain	24.2%
Japan	23.0
France	12.4
Germany	8.5
Australia	5.6
Switzerland	4.9
United States	4.2
Canada	3.1
Italy	2.8
Other (individually less than 2%)	12.8

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(2)	At the period end, cash of $48,312 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Long	DJ Euro Stoxx 50 Index September Futures	9/17/10	14	429,732	439,639	9,907
Long	Topix Index September Futures	9/10/10	3	289,285	284,510	(4,775)

Net unrealized appreciation						5,132

(3)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
State Street Bank	CAD	1,846,000	USD	1,799,483	8/16/10	65,821
State Street Bank	EUR	892,000	USD	1,147,478	8/16/10	56,477
State Street Bank	USD	1,783,937	CAD	1,846,000	8/16/10	(50,275)
State Street Bank	USD	251,326	EUR	203,000	8/16/10	(3,038)
State Street Bank	USD	850,433	EUR	689,000	8/16/10	(7,720)

Net unrealized appreciation						61,265

CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$186,862	$1,003,340	$—	$1,190,202
Airlines	—	295,466	—	295,466
Auto Components	—	494,372	—	494,372
Automobiles	—	1,401,071	—	1,401,071
Beverages	—	705,881	—	705,881
Building Products	—	491,892	—	491,892
Capital Markets	367,869	1,275,586	—	1,643,455
Chemicals	—	960,168	—	960,168
Commercial Banks	519,701	7,877,962	—	8,397,663

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Services & Supplies	$—	$480,064	$—	$480,064
Communications Equipment	—	837,095	—	837,095
Computers & Peripherals	—	1,036,313	—	1,036,313
Construction & Engineering	—	714,127	—	714,127
Construction Materials	—	239,538	—	239,538
Consumer Finance	—	416,557	—	416,557
Containers & Packaging	—	481,916	—	481,916
Distributors	—	225,817	—	225,817
Diversified Financial Services	—	205,275	—	205,275
Diversified Telecommunication Services	—	3,462,947	—	3,462,947
Electric Utilities	—	3,015,627	—	3,015,627
Electronic Equipment, Instruments & Components	215,727	57,226	—	272,953
Energy Equipment & Services	—	408,271	—	408,271
Food & Staples Retailing	454,947	730,135	—	1,185,082
Food Products	—	1,131,778	—	1,131,778
Gas Utilities	—	397,167	—	397,167
Health Care Providers & Services	—	422,782	—	422,782
Hotels, Restaurants & Leisure	—	469,851	—	469,851
Household Durables	—	1,380,579	—	1,380,579
Independent Power Producers & Energy Traders	—	279,801	—	279,801
Industrial Conglomerates	—	412,895	—	412,895
Insurance	—	2,327,841	—	2,327,841
IT Services	—	569,984	—	569,984
Leisure Equipment & Products	—	93,209	—	93,209
Machinery	—	764,506	—	764,506
Media	—	951,211	—	951,211
Metals & Mining	288,064	3,804,828	—	4,092,892
Multi-Line Retail	—	731,447	—	731,447
Multi-Utilities	—	174,714	—	174,714
Office Electronics	—	283,798	—	283,798
Oil, Gas & Consumable Fuels	2,049,235	3,676,103	—	5,725,338
Paper & Forest Products	—	508,676	—	508,676
Pharmaceuticals	—	5,343,280	—	5,343,280
Professional Services	—	373,304	—	373,304
Real Estate Management & Development	—	1,622,456	—	1,622,456
Road & Rail	282,260	1,081,384	—	1,363,644
Semiconductors & Semiconductor Equipment	—	234,567	—	234,567
Specialty Retail	—	762,772	—	762,772
Tobacco	—	2,050,359	—	2,050,359
Trading Companies & Distributors	—	2,169,281	—	2,169,281
Wireless Telecommunication Services	—	1,905,962	—	1,905,962

Total Common Stocks	4,364,665	60,741,181	—	65,105,846

Equity Linked Securities (a)	—	310,321	—	310,321
Short Term Investments
Mutual Funds	2,681,110	—	—	2,681,110

Total Investments	7,045,775	61,051,502	—	68,097,277

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$122,298	$—	$122,298
Futures Contracts	9,907	—	—	9,907

Total Financial Derivative Instruments	$9,907	$122,298	$—	$132,205

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(61,033)	$—	$(61,033)
Futures Contracts	(4,775)	—	—	(4,775)

Total Financial Derivative Instruments	$(4,775)	$(61,033)	$—	$(65,808)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.4%
Bank of America Credit Card Trust, Series 2006-A9, Class A9 (1) 0.36%, 2/15/13		$115	$114,967
Bank of America Credit Card Trust, Series 2007-A2, Class A2 (1) 0.37%, 6/17/13		490	489,521
Bank of America Credit Card Trust, Series 2008-A5, Class A5 (1) 1.55%, 12/16/13		143	144,319
Capital One Auto Finance Trust, Series 2006-C, Class A4 (1) 0.38%, 5/15/13		245	243,199
Ford Credit Auto Owner Trust, Series 2009-A (1) 2.35%, 8/15/11		130	130,527

Total Asset Backed Securities (Cost $1,115,999)			1,122,533

CORPORATE DEBT OBLIGATIONS – 0.4%
BANKS – 0.2%
Suncorp-Metway, Ltd. (1)(2) 0.91%, 12/17/10	AU	650	650,342

TELECOMMUNICATIONS – 0.2%
Verizon Wireless Capital LLC (1) 3.06%, 5/20/11		395	403,801

Total Corporate Debt Obligations (Cost $1,045,000)			1,054,143

FOREIGN GOVERNMENT OBLIGATIONS – 5.5%
Buoni Poliennali Del Tesoro 0.95%, 9/15/10	IT	5,608	6,853,029
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 4/15/16	DE	6,516	8,445,369

	Country Code*	Principal Amount (000)	Value

Hellenic Republic Government Bond 2.30%, 7/25/30	GR	$749	$363,228

Total Foreign Government Obligations (Cost $17,191,365)			15,661,626

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 74.1%
Federal Home Loan Mortgage Corp.
4.50%, 6/1/40		21,300	22,096,088
Federal National Mortgage Association
4.50%, 6/1/40		21,300	22,112,727
Government National Mortgage Association
4.50%, 3/15/39		21,199	22,131,084
U.S. Treasury Inflation Indexed Bonds
0.50%, 4/15/15		4,481	4,540,586
0.63%, 4/15/13		1,176	1,199,920
1.38%, 7/15/18 (4)		4,089	4,238,084
1.38%, 1/15/20		121	123,872
1.63%, 1/15/15		156	165,109
1.63%, 1/15/18		2,940	3,098,532
1.75%, 1/15/28		9,197	9,328,758
1.88%, 7/15/13		4,465	4,723,026
1.88%, 7/15/15		4,481	4,801,061
1.88%, 7/15/19		9,189	9,850,603
2.00%, 4/15/12		1,912	1,980,958
2.00%, 1/15/16		12,876	13,890,817
2.00%, 1/15/26		5,921	6,261,155
2.13%, 1/15/19		2,304	2,514,054
2.13%, 2/15/40		9,854	10,796,974
2.38%, 1/15/17		8,968	9,900,410
2.38%, 1/15/25		7,816	8,669,852
2.38%, 1/15/27		6,477	7,175,622
2.50%, 7/15/16		4,333	4,821,717
2.50%, 1/15/29		1,680	1,899,250
3.00%, 7/15/12		21,460	22,829,949
3.38%, 1/15/12		589	621,247
3.38%, 4/15/32		1,027	1,336,759
3.50%, 1/15/11		1,015	1,031,432
3.63%, 4/15/28		257	333,156
3.88%, 4/15/29 (3)		7,532	10,107,694

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $207,974,116)			212,580,496

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Contracts	Value

OPTIONS PURCHASED – 0.0% +
PUT OPTIONS – 0.0% +
1 Year Eurodollar Midcurve July Futures, strike price $98.5, expires 7/16/10 (Cost $18,211)	67	$838

	Shares	Value
SHORT TERM INVESTMENTS – 19.3%
MUTUAL FUNDS – 19.3%
BlackRock Liquidity Funds TempFund	27,675,796	$27,675,796
State Street Institutional U.S. Government Money Market Fund	27,675,795	27,675,795

Total Short Term Investments (Cost $55,351,591)		55,351,591

TOTAL INVESTMENTS – 99.7%
(Cost $282,696,282)		285,771,227
Other assets less liabilities – 0.3%		891,535

NET ASSETS – 100.0%		$286,662,762

AU	Australia
DE	Germany
GR	Greece
IT	Italy

*	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $650,342, representing 0.2% of net assets.
(3)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of securities pledged amounted to $293,621.
(4)	At the period end, securities (or portions thereof) with an aggregate market value of $817,321 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Aggregate Face Value ($)	Aggregate Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Short	German Euro-Bobl September Futures	9/8/10	68	10,029,880	10,054,123	(24,243)
Long	U.S. Treasury 10 Year Note September Futures	9/21/10	284	34,318,863	34,803,313	484,450
Long	U.S. Treasury 2 Year Note September Futures	9/30/10	20	4,363,169	4,376,562	13,393
Short	U.S. Treasury 30 Year Bond September Futures	9/21/10	4	496,491	510,000	(13,509)
Short	U.S. Treasury 5 Year Note September Futures	9/30/10	688	80,577,057	81,425,875	(848,818)

Net unrealized depreciation						(388,727)

(5)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
BNP Paribas SA	EUR	5,673,000	USD	7,119,660	7/14/10	182,083
Deutsche Bank AG (London)	EUR	6,932,500	USD	8,535,738	7/14/10	57,903
UBS AG (London)	USD	136,093	EUR	110,000	7/14/10	(1,573)

Net unrealized appreciation						238,413

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

EUR	–	Euro
USD	–	United States Dollar

(6)	Written Option Contracts

At the period end, open written interest rate swaption contracts were as follows:

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Call	OTC -10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	4.26%	8/24/10	3,300	345,007
Put	OTC -10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.26%	8/24/10	3,300	216

Written swaptions (Premium received, $325,050)							6,600	345,223

OTC	–	Over the Counter
LIBOR	–	London Interbank Offered Rate
USD	–	United States Dollar

(7)	Swap Contracts

At the period end, outstanding interest rate swap contracts were as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Appreciation / (Depreciation) ($)
Citibank NA	Pay	3-Month USD-LIBOR	2.26%	6/21/15	19,600	194,274	194,274
Citibank NA	Receive	3-Month USD-LIBOR	3.58%	5/12/20	8,000	(410,134)	(410,134)
Citibank NA	Receive	3-Month USD-LIBOR	3.59%	12/14/19	500	27,164	27,164
Deutsche Bank AG	Receive	3-Month USD-LIBOR	3.64%	3/8/20	6,900	(394,406)	(394,406)
Deutsche Bank AG	Pay	3-Month USD-LIBOR	3.69%	2/9/20	6,400	398,751	398,751
Deutsche Bank AG	Pay	3-Month USD-LIBOR	3.75%	5/4/20	9,900	(658,528)	(658,528)
Deutsche Bank AG	Receive	3-Month USD-LIBOR	3.94%	4/9/20	7,500	(622,037)	(622,037)

Total					58,800	(1,464,916)	(1,464,916)

At the period end, outstanding total return swap contract was as follows:

Pay/Receive Total Return on Reference Entity	Counterparty	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000) ($)	Maturity Date	Market Value ($)	Unrealized Appreciation ($)
Receive	Barclays Bank PLC*	Barclays Capital Inflation Linked Index	310,333	1-Month USD-LIBOR	73,108	7/19/10	837,899	837,899

LIBOR	–	London Interbank Offered Rate
USD	–	United States Dollar

*	At the period end, a security with a fair value of $655,226 has been received as collateral for this open swap contract.

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(8)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$1,122,533	$—	$1,122,533
Corporate Debt Obligations (a)	—	1,054,143	—	1,054,143
Foreign Government Obligations	—	15,661,626	—	15,661,626
U.S. Treasury and U.S. Government Agency Obligations	146,240,597	66,339,899	—	212,580,496
Options Purchased (a)	838	—	—	838
Short Term Investments
Mutual Funds	55,351,591	—	—	55,351,591

Total Investments	201,593,026	84,178,201	—	285,771,227

Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	—	239,986	—	239,986
Futures Contracts	497,843	—	—	497,843
Swap Contracts	—	1,458,088	—	1,458,088

Total Financial Derivative Instruments	$497,843	$1,698,074	$—	$2,195,917

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,573)	$—	$(1,573)
Futures Contracts	(886,570)	—	—	(886,570)
Swap Contracts	—	(2,085,105)	—	(2,085,105)
Written Swaption Contracts	—	(345,223)	—	(345,223)

Total Financial Derivative Instruments	$(886,570)	$(2,431,901)	$—	$(3,318,471)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.6%
MFS International Growth Portfolio	1,986,869	$21,756,218
MFS Research International Portfolio	1,006,464	10,889,944
MFS Value Portfolio	3,200,983	37,067,384
SC AllianceBernstein International Value Fund	1,968,240	16,198,614
SC BlackRock Inflation Protected Bond Fund	6,899,963	73,139,606
SC Columbia Small Cap Value Fund	1,067,948	10,337,733
SC Davis Venture Value Fund	3,695,432	36,880,410
SC Goldman Sachs Mid Cap Value Fund	3,430,488	26,860,719
SC Goldman Sachs Short Duration Fund	9,852,918	101,682,116
SC Lord Abbett Growth & Income Fund	464,241	3,310,040
SC Oppenheimer Large Cap Core Fund	2,129,142	16,309,228
SC PIMCO High Yield Fund	2,679,129	25,344,557
SC PIMCO Total Return Fund	6,355,168	73,211,535
SC WMC Blue Chip Mid Cap Fund	905,356	10,855,214
SC WMC Large Cap Growth Fund	3,181,383	24,337,582
Sun Capital Investment Grade Bond Fund	7,283,706	67,592,788

Total Investment Companies (Cost $537,353,206)		555,773,688

	Principal Amount (000)	Value
SHORT TERM INVESTMENTS – 0.5%
REPURCHASE AGREEMENTS – 0.5%
State Street Bank and Trust Company, 0.00%, dated 6/30/10, due 7/1/10 (collateralized by $2,805,000 FHLB, 4.375%, 9/17/10, with a value of $2,864,747, total to be received $2,806,780) (Amortized cost $2,806,780)	$2,807	$2,806,780

TOTAL INVESTMENTS – 100.1%
(Cost $540,159,986)		558,580,468
Liabilities in excess of other assets – (0.1)%		(453,778)

NET ASSETS – 100.0%		$558,126,690

FHLB	Federal Home Loan Bank

(1)	Sun Capital Advisers LLC or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds. These are affiliated securities.

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$555,773,688	$—	$—	$555,773,688
Short Term Investments
Repurchase Agreements	—	2,806,780	—	2,806,780

Total Investments	$555,773,688	$2,806,780	$—	$558,580,468

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.8%
MFS Emerging Markets Equity Portfolio	1,367,556	$18,968,000
MFS International Growth Portfolio	5,170,316	56,614,961
MFS Research International Portfolio	2,626,174	28,415,206
MFS Value Portfolio	7,946,127	92,016,148
SC AllianceBernstein International Value Fund	3,444,418	28,347,563
SC BlackRock Inflation Protected Bond Fund	6,494,241	68,838,958
SC Columbia Small Cap Value Fund	1,879,428	18,192,862
SC Davis Venture Value Fund	8,249,479	82,329,803
SC Goldman Sachs Mid Cap Value Fund	5,946,624	46,562,067
SC Goldman Sachs Short Duration Fund	10,444,055	107,782,649
SC Invesco Small Cap Growth Fund	996,053	9,352,934
SC Lord Abbett Growth & Income Fund	529,074	3,772,299
SC Oppenheimer Large Cap Core Fund	6,127,676	46,938,001
SC PIMCO High Yield Fund	4,154,512	39,301,682
SC PIMCO Total Return Fund	9,321,236	107,380,635
SC WMC Blue Chip Mid Cap Fund	1,556,733	18,665,234
SC WMC Large Cap Growth Fund	8,284,203	63,374,155
Sun Capital Global Real Estate Fund	2,695,680	28,062,028
Sun Capital Investment Grade Bond Fund	9,449,846	87,694,573

Total Investment Companies (Cost $933,160,859)		952,609,758

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.3%
REPURCHASE AGREEMENTS – 0.3%
State Street Bank and Trust Company, 0.00%, dated 6/30/10, due 7/1/10 (collateralized by $3,015,000 FHLB, 4.375%, 9/17/10, with a value of $3,079,220, total to be received $3,017,674) (Amortized cost $3,017,674)	$3,018	$3,017,674

TOTAL INVESTMENTS – 100.1%
(Cost $936,178,533)		955,627,432
Liabilities in excess of other assets – (0.1)%		(691,067)

NET ASSETS – 100.0%		$954,936,365

FHLB	Federal Home Loan Bank

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.

See Notes to Financial Statements.

IBBOTSON BALANCED FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$952,609,758	$—	$—	$952,609,758
Short Term Investments
Repurchase Agreements	—	3,017,674	—	3,017,674

Total Investments	$952,609,758	$3,017,674	$—	$955,627,432

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 100.1%
MFS Emerging Markets Equity Portfolio	717,261	$9,948,408
MFS International Growth Portfolio	3,588,387	39,292,834
MFS Research International Portfolio	1,780,250	19,262,302
MFS Value Portfolio	4,534,601	52,510,677
SC AllianceBernstein International Value Fund	2,476,593	20,382,360
SC BlackRock Inflation Protected Bond Fund	1,984,531	21,036,032
SC Columbia Small Cap Value Fund	1,003,650	9,715,331
SC Davis Venture Value Fund	5,031,372	50,213,092
SC Goldman Sachs Mid Cap Value Fund	3,057,209	23,937,947
SC Goldman Sachs Short Duration Fund	1,006,085	10,382,798
SC Invesco Small Cap Growth Fund	560,159	5,259,895
SC Lord Abbett Growth & Income Fund	2,471,286	17,620,266
SC Oppenheimer Large Cap Core Fund	4,356,498	33,370,776
SC Oppenheimer Main Street Small Cap Fund	903,450	9,422,987
SC PIMCO Total Return Fund	4,479,151	51,599,818
SC WMC Blue Chip Mid Cap Fund	880,069	10,552,025
SC WMC Large Cap Growth Fund	6,661,640	50,961,544
Sun Capital Global Real Estate Fund	2,327,956	24,234,022
Sun Capital Investment Grade Bond Fund	3,674,090	34,095,558

Total Investment Companies (Cost $471,988,083)		493,798,672

Value

TOTAL INVESTMENTS – 100.1%
(Cost $471,988,083)	$493,798,672
Liabilities in excess of other assets – (0.1)%	(693,851)

NET ASSETS – 100.0%	$493,104,821

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.

(2)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
ASSETS
Investments, at value Securities	$381,760,363	$205,407,354	$220,524,827	$416,939,279	$163,373,246	$112,986,257

Total Investments	381,760,363	205,407,354	220,524,827	416,939,279	163,373,246	112,986,257
Cash	23,356	—	—	184	—	—
Foreign currency, at value	—	—	136,900	11,887	19	—
Interest and dividends receivable	2,018,415	11,522	1,076,621	642,514	152,187	150,584
Receivable for Fund shares sold	210,994	902,088	37,732	10,783	21	127,380
Receivable for investments sold	2,543,093	—	—	133,098	526,740	671,799
Receivable due from Adviser	—	19,545	—	—	—	—
Other assets	2,499	3,001	2,957	4,683	2,298	997

Total Assets	386,558,720	206,343,510	221,779,037	417,742,428	164,054,511	113,937,017

LIABILITIES
Payable for investments purchased - regular delivery	1,474,914	—	4,887,873	1,910,158	400,140	3,205,439
Payable for investments purchased - delayed delivery	74,581,013	—	—	—	—	—
Payable for Fund shares redeemed	15,117	28,779	125,521	98,634	283,110	396
Investment advisory fee payable	147,854	—	169,474	264,883	107,004	64,448
Distribution fee (Service Class) payable	9,171	12,753	13,366	24,341	12,959	1,384
Accrued expenses and other liabilities	323,610	35,747	53,339	55,714	47,438	36,430

Total Liabilities	76,551,679	77,279	5,249,573	2,353,730	850,651	3,308,097

NET ASSETS	$310,007,041	$206,266,231	$216,529,464	$415,388,698	$163,203,860	$110,628,920

COMPOSITION OF NET ASSETS
Paid-in Capital	$300,743,511	$206,264,622	$275,685,381	$398,814,396	$188,894,135	$110,461,087
Accumulated undistributed net investment income	277,348	422	14,076,827	2,035,101	577,197	644,674
Accumulated net realized gain (loss) on investments and foreign currency related transactions	1,809,401	1,187	(88,635,714)	(5,738,291)	(39,877,910)	4,413,646
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	7,176,781	—	15,402,970	20,277,492	13,610,438	(4,890,487)

	$310,007,041	$206,266,231	$216,529,464	$415,388,698	$163,203,860	$110,628,920

Initial Class
Net Assets	$218,630,221	$83,625,884	$92,733,201	$190,386,784	$44,125,794	$97,818,110
Shares of beneficial interest	23,548,348	83,602,393	8,906,898	19,080,652	4,228,980	12,776,001
Net asset value per share	$9.28	$1.00	$10.41	$9.98	$10.43	$7.66

Service Class
Net Assets	$91,376,820	$122,640,347	$123,796,263	$225,001,914	$119,078,066	$12,810,810
Shares of beneficial interest	9,772,160	122,663,409	10,916,218	22,633,751	11,575,576	1,634,124
Net asset value per share	$9.35	$1.00	$11.34	$9.94	$10.29	$7.84

Investment in securities, at cost	$374,583,582	$205,407,354	$205,110,215	$396,662,570	$149,762,777	$117,876,744

Foreign currency, at cost	$—	$—	$136,672	$11,892	$20	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Columbia Small Cap Value Fund
ASSETS
Investments, at value
Securities	$175,714,336	$112,553,859	$451,571,630	$223,343,116	$1,023,270,372	$46,405,074
Repurchase Agreements	5,441,444	3,457,140	—	—	—	—

Total Investments	181,155,780	116,010,999	451,571,630	223,343,116	1,023,270,372	46,405,074
Cash	54	—	54	—	—	1,609
Interest and dividends receivable	82,892	60,808	247,546	279,265	6,130,165	58,997
Receivable for Fund shares sold	207,297	87,191	5,001,827	339,058	133,953	—
Receivable for investments sold	1,008,316	96,280	5,532,237	—	8,846,226	657,294
Variation margin receivable	—	—	—	—	2,932	—
Other assets	2,021	1,489	2,007	772	3,837	755

Total Assets	182,456,360	116,256,767	462,355,301	223,962,211	1,038,387,485	47,123,729

LIABILITIES
Notes payable	—	—	—	—	—	120,000
Payable for investments purchased - regular delivery	1,437,568	203,792	8,558,253	—	8,397,375	481,223
Payable for Fund shares redeemed	218,410	59,109	188,563	78,792	439,755	59,308
Investment advisory fee payable	96,335	79,943	871,567	503,318	1,207,562	29,371
Distribution fee (Service Class) payable	1,727	3,913	1,277	2,346	12,805	876
Variation margin payable	—	—	—	26,280	—	—
Accrued expenses and other liabilities	43,741	42,827	2,657	223	3,845	14,997

Total Liabilities	1,797,781	389,584	9,622,317	610,959	10,061,342	705,775

NET ASSETS	$180,658,579	$115,867,183	$452,732,984	$223,351,252	$1,028,326,143	$46,417,954

COMPOSITION OF NET ASSETS
Paid-in Capital	$192,829,038	$119,520,916	$328,743,405	$186,323,258	$1,010,417,414	$39,369,779
Accumulated undistributed (distributions in excess of) net investment income (loss)	806,565	(57,657)	1,418,722	1,188,079	(1,444,727)	78,378
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(13,967,479)	(12,133,921)	63,784,912	16,834,988	4,730,788	14,332,626
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	990,455	8,537,845	58,785,945	19,004,927	14,622,668	(7,362,829)

	$180,658,579	$115,867,183	$452,732,984	$223,351,252	$1,028,326,143	$46,417,954

Initial Class
Net Assets	$164,857,174	$79,872,650	$441,618,200	$202,948,496	$902,922,309	$38,299,774
Shares of beneficial interest	21,549,020	6,659,094	61,898,154	25,932,325	87,523,738	3,958,323
Net asset value per share	$7.65	$11.99	$7.13	$7.83	$10.32	$9.68

Service Class
Net Assets	$15,801,405	$35,994,533	$11,114,784	$20,402,756	$125,403,834	$8,118,180
Shares of beneficial interest	2,082,147	3,018,844	1,561,507	2,612,653	12,162,829	840,274
Net asset value per share	$7.59	$11.92	$7.12	$7.81	$10.31	$9.66

Investment in securities, at cost	$180,165,325	$107,473,154	$392,785,685	$203,851,133	$1,008,437,584	$53,767,903

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	Invesco Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
ASSETS
Investments, at value
Securities	$137,346,401	$639,318,277	$21,031,264	$68,097,277	$285,771,227
Repurchase Agreements	—	—	1,513,112	—	—

Total Investments	137,346,401	639,318,277	22,544,376	68,097,277	285,771,227
Cash	9,869	20,163	—	—	—
Foreign currency, at value	252,026	503,262	—	470,048	532
Margin deposits with broker	—	—	—	48,312	—
Interest and dividends receivable	2,257,555	2,702,238	9,127	224,898	1,595,926
Receivable for Fund shares sold	24,850	1,227,103	13,701	101,009	362,983
Receivable for investments sold	10,978	9,548,841	127,335	323,217	—
Variation margin receivable	663	2,052	—	—	54,916
Unrealized appreciation on forward foreign currency exchange contracts	345,576	1,449,266	—	122,298	239,986
Unrealized appreciation on swaps	385,317	739,117	—	—	1,458,088
Swap premiums paid	—	1,271,074	—	—	—
Other assets	4,818	32,770	385	723	177,314

Total Assets	140,638,053	656,814,163	22,694,924	69,387,782	289,660,972

LIABILITIES
Payable for investments purchased - regular delivery	448,586	4,625,310	783,400	2,158,430	—
Payable for investments purchased - delayed delivery	399,833	62,046,875	—	—	—
Cash collateral received from broker	530,000	2,280,000	—	—	—
Payable for Fund shares redeemed	202,720	89,909	17,274	32,556	56,652
Investment advisory fee payable	117,913	618,272	9,355	15,667	290,249
Distribution fee (Service Class) payable	2,650	35,437	783	211	11,989
Variation margin payable	—	—	—	2,507	—
Options written (Premium $0; $990,093; $0; $0 and $325,050, respectively)	—	1,678,331	—	—	345,223
Unrealized depreciation on forward foreign currency exchange contracts	39,862	375,922	—	61,033	1,573
Accrued expenses and other liabilities	660	4,575	40,681	46,919	207,419
Swap premiums received	434,050	48,610	—	—	—
Unrealized depreciation on swaps	7,734	136,461	—	—	2,085,105

Total Liabilities	2,184,008	71,939,702	851,493	2,317,323	2,998,210

NET ASSETS	$138,454,045	$584,874,461	$21,843,431	$67,070,459	$286,662,762

COMPOSITION OF NET ASSETS
Paid-in Capital	$124,109,788	$555,110,171	$18,983,559	$69,731,540	$276,389,670
Accumulated undistributed (distributions in excess of) net investment income (loss)	62,500	(264,540)	(69,676)	686,028	79,336
Accumulated net realized gain (loss) on investments and foreign currency related transactions	4,275,045	12,376,831	2,341,274	1,128,677	7,919,024
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	10,006,712	17,651,999	588,274	(4,475,786)	2,274,732

	$138,454,045	$584,874,461	$21,843,431	$67,070,459	$286,662,762

Initial Class
Net Assets	$112,346,278	$235,255,772	$14,635,973	$65,054,566	$165,666,536
Shares of beneficial interest	11,873,427	20,417,158	1,558,522	7,901,295	15,622,401
Net asset value per share	$9.46	$11.52	$9.39	$8.23	$10.60

Service Class
Net Assets	$26,107,767	$349,618,689	$7,207,458	$2,015,893	$120,996,226
Shares of beneficial interest	2,759,045	30,347,209	771,152	245,251	11,433,039
Net asset value per share	$9.46	$11.52	$9.35	$8.22	$10.58

Investment in securities, at cost	$128,360,079	$625,324,128	$21,956,102	$72,632,357	$282,696,282

Foreign currency, at cost	$254,338	$499,780	$—	$475,210	$537

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
ASSETS
Investments, at value
Affiliated securities	$555,773,688	$952,609,758	$493,798,672
Repurchase Agreements	2,806,780	3,017,674	—

Total Investments	558,580,468	955,627,432	493,798,672
Cash	—	—	62
Interest and dividends receivable	741,077	938,298	246,667
Receivable for Fund shares sold	2,517,371	2,600,357	3,282
Receivable for investments sold	—	—	691,938
Other assets	4,539	6,970	5,397

Total Assets	561,843,455	959,173,057	494,746,018

LIABILITIES
Notes payable	—	—	692,000
Payable for investments purchased - regular delivery	3,547,857	3,955,972	246,667
Payable for Fund shares redeemed	—	—	535,479
Investment advisory fee payable	47,305	88,815	40,193
Distribution fee (Service Class) payable	56,998	98,946	52,743
Accrued expenses and other liabilities	64,605	92,959	74,115

Total Liabilities	3,716,765	4,236,692	1,641,197

NET ASSETS	$558,126,690	$954,936,365	$493,104,821

COMPOSITION OF NET ASSETS
Paid-in Capital	$524,200,349	$914,623,361	$452,763,915
Accumulated undistributed net investment income	10,803,865	14,351,946	8,576,104
Accumulated net realized gain (loss) on investments and capital gain distributions from affiliated underlying funds	4,701,994	6,512,159	9,954,213
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	18,420,482	19,448,899	21,810,589

	$558,126,690	$954,936,365	$493,104,821

Initial Class
Net Assets	$1,697,666	$1,003,711	$1,078,838
Shares of beneficial interest	156,100	91,706	100,269
Net asset value per share	$10.88	$10.94	$10.76

Service Class
Net Assets	$556,429,024	$953,932,654	$492,025,983
Shares of beneficial interest	51,230,534	87,363,684	45,801,968
Net asset value per share	$10.86	$10.92	$10.74

Investment in securities, at cost	$540,159,986	$936,178,533	$471,988,083

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
INVESTMENT INCOME
Interest	$5,412,415	$219,749	$3,808	$98,255	$—	$—
Dividends (net of foreign withholding taxes of $0; $0; $137,051; $54,463; $3,619 and $0, respectively)	—	—	4,532,837	3,129,752	1,236,504	1,112,546

Total investment income	5,412,415	219,749	4,536,645	3,228,007	1,236,504	1,112,546

EXPENSES
Investment advisory fee	753,253	492,875	1,062,729	1,552,342	726,663	352,229
Distribution fee (Service Class)	95,020	141,227	165,730	297,285	165,316	15,943
Custody and fund accounting	56,823	44,523	78,187	73,664	112,031	41,974
Audit	25,688	17,059	25,064	21,026	20,480	20,183
Legal	10,056	18,144	10,320	16,406	8,485	4,256
Printing	1,541	2,927	3,825	4,421	3,376	696
Administration	70,102	51,362	61,182	112,563	51,861	33,816
Transfer agency	6,048	4,744	6,696	5,466	4,860	5,323
Trustees fees	4,511	5,290	5,155	8,370	4,067	1,816
Insurance	2,708	3,253	3,205	5,074	2,490	1,081
Miscellaneous fees	1,188	454	1,054	1,605	1,891	686

Total expenses	1,026,938	781,858	1,423,147	2,098,222	1,101,520	478,003

Less: Reduction of investment advisory fees or unified management fees	—	(492,875)	(26,890)	—	(27,875)	(9,195)
Reimbursement of operating expenses	—	(174,443)	—	—	—	—

Net expenses	1,026,938	114,540	1,396,257	2,098,222	1,073,645	468,808

Net investment income	4,385,477	105,209	3,140,388	1,129,785	162,859	643,738

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	823,649	540	9,371,785	9,206,741	10,460,136	4,299,136
Foreign currency related transactions	—	—	(2,795)	(5,030)	76	—

Net realized gain (loss)	823,649	540	9,368,990	9,201,711	10,460,212	4,299,136

Change in unrealized appreciation (depreciation) on:
Investments	5,210,577	—	(29,608,083)	(43,000,611)	(12,019,626)	(11,293,181)
Assets and liabilities in foreign currencies	—	—	(11,736)	(508)	(37)	—

Change in unrealized appreciation (depreciation)	5,210,577	—	(29,619,819)	(43,001,119)	(12,019,663)	(11,293,181)

Net realized and unrealized gain (loss)	6,034,226	540	(20,250,829)	(33,799,408)	(1,559,451)	(6,994,045)

Net increase (decrease) in net assets from operations	$10,419,703	$105,749	$(17,110,441)	$(32,669,623)	$(1,396,592)	$(6,350,307)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Columbia Small Cap Value Fund
INVESTMENT INCOME
Interest	$—	$—	$9,423	$5,408	$11,143,573	$208
Dividends (net of foreign withholding taxes of $2,688; $0; $14,544; $0; $0 and $68, respectively)	1,031,755	531,727	3,601,911	2,412,632	—	342,978

Total investment income	1,031,755	531,727	3,611,334	2,418,040	11,143,573	343,186

EXPENSES
Investment advisory fee	701,378	482,383	—	—	—	199,393
Unified management fee	—	—	2,178,658	1,195,517	3,224,953	—
Distribution fee (Service Class)	22,058	49,780	13,969	27,258	145,939	10,029
Custody and fund accounting	64,632	52,412	—	—	—	42,162
Audit	19,984	20,530	—	—	—	20,580
Legal	8,390	5,369	4,909	1,847	8,900	7,320
Printing	1,641	1,638	—	—	—	398
Administration	59,712	36,264	—	—	—	16,832
Transfer agency	7,817	5,708	—	—	—	3,147
Trustees fees	3,596	2,645	11,843	4,502	22,562	1,302
Insurance	2,191	1,614	2,173	837	4,159	817
Miscellaneous fees	1,025	721	—	—	—	480

Total expenses	892,424	659,064	2,211,552	1,229,961	3,406,513	302,460

Less: Reduction of investment advisory fees or unified management fees	(112,878)	(6,306)	(18,940)	—	—	(37,652)

Net expenses	779,546	652,758	2,192,612	1,229,961	3,406,513	264,808

Net investment income (loss)	252,209	(121,031)	1,418,722	1,188,079	7,737,060	78,378

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	10,527,170	7,040,444	42,433,973	10,656,921	2,164,538	10,425,128
Futures	—	—	—	613,846	2,397,154	—
Foreign currency related transactions	—	21	63	—	—	(7)

Net realized gain (loss)	10,527,170	7,040,465	42,434,036	11,270,767	4,561,692	10,425,121

Change in unrealized appreciation (depreciation) on:
Investments	(22,065,265)	(8,223,554)	(66,052,815)	(15,813,130)	6,053,553	(12,840,675)
Futures	—	—	—	(573,240)	(1,152,514)	—
Assets and liabilities in foreign currencies	—	8	—	—	—	—

Change in unrealized appreciation (depreciation)	(22,065,265)	(8,223,546)	(66,052,815)	(16,386,370)	4,901,039	(12,840,675)

Net realized and unrealized gain (loss)	(11,538,095)	(1,183,081)	(23,618,779)	(5,115,603)	9,462,731	(2,415,554)

Net increase (decrease) in net assets from operations	$(11,285,886)	$(1,304,112)	$(22,200,057)	$(3,927,524)	$17,199,791	$(2,337,176)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	Invesco Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
INVESTMENT INCOME
Interest	$5,418,930	$5,425,963	$—	$1,377	$3,133,732
Dividends (net of foreign withholding taxes of $0; $0; $279; $140,602 and $0, respectively)	23,438	124,950	60,181	1,261,890	—

Total investment income	5,442,368	5,550,913	60,181	1,263,267	3,133,732

EXPENSES
Investment advisory fee	—	—	99,826	208,635	—
Unified management fee	467,433	1,574,232	—	—	752,848
Distribution fee (Service Class)	31,277	369,584	9,015	2,402	121,173
Custody and fund accounting	—	—	46,539	91,355	—
Audit	—	—	20,580	23,803	—
Legal	1,060	3,307	1,063	3,150	1,566
Printing	—	—	248	597	—
Administration	—	—	11,884	28,028	—
Transfer agency	—	—	3,473	3,517	—
Trustees fees	2,890	8,616	663	1,273	4,240
Insurance	540	1,566	416	783	772
Miscellaneous fees	—	—	395	578	—

Total expenses	503,200	1,957,305	194,102	364,121	880,599

Less: Reduction of investment advisory fees or unified management fees	—	(13,489)	(64,245)	(113,344)	(6,578)

Net expenses	503,200	1,943,816	129,857	250,777	874,021

Net investment income (loss)	4,939,168	3,607,097	(69,676)	1,012,490	2,259,711

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,739,259	1,418,303	489,049	(22,128)	2,331,742
Futures and options on futures	325,783	5,888,944	—	(20,913)	697,899
Written options	236,691	1,315,140	—	—	6,973
Swaps	632,937	1,072,183	—	—	587,693
Foreign currency related transactions	409,360	437,060	—	16,166	1,887,473

Net realized gain (loss)	3,344,030	10,131,630	489,049	(26,875)	5,511,780

Change in unrealized appreciation (depreciation) on:
Investments	(3,174,048)	7,631,439	(1,082,426)	(12,525,299)	1,858,027
Futures and options on futures	(41,863)	3,001,211	—	(36,712)	(640,947)
Written options	(76,399)	(658,748)	—	—	(66,943)
Swaps	(611,849)	629,851	—	—	(644,639)
Assets and liabilities in foreign currencies	148,302	830,978	—	55,756	255,455

Change in unrealized appreciation (depreciation)	(3,755,857)	11,434,731	(1,082,426)	(12,506,255)	760,953

Net realized and unrealized gain (loss)	(411,827)	21,566,361	(593,377)	(12,533,130)	6,272,733

Net increase (decrease) in net assets from operations	$4,527,341	$25,173,458	$(663,053)	$(11,520,640)	$8,532,444

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2010 (Unaudited)	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
INVESTMENT INCOME
Dividends from affiliated underlying funds	$4,341,656	$6,291,179	$2,669,460

Total investment income	4,341,656	6,291,179	2,669,460

EXPENSES
Investment advisory fee	287,530	476,403	314,601
Distribution fee (Service Class)	572,922	952,000	628,426
Custody and fund accounting	50,980	63,113	57,058
Audit	16,265	16,216	16,265
Legal	13,773	20,741	15,355
Printing	2,886	3,955	3,038
Administration	139,647	232,706	157,165
Transfer agency	3,258	3,263	3,695
Trustees fees	8,158	12,585	9,630
Insurance	4,920	7,555	5,849
Miscellaneous fees	1,509	2,290	2,522

Total expenses	1,101,848	1,790,827	1,213,604

Less: Reduction of investment advisory fees	(68,878)	(76,583)	(81,816)

Net expenses	1,032,970	1,714,244	1,131,788

Net investment income	3,308,686	4,576,935	1,537,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	950,121	259,967	4,352,708

Net realized gain (loss)	950,121	259,967	4,352,708

Change in unrealized appreciation (depreciation) on:
Affiliated investments	(11,109,054)	(35,494,774)	(29,599,318)

Change in unrealized appreciation (depreciation)	(11,109,054)	(35,494,774)	(29,599,318)

Net realized and unrealized gain (loss)	(10,158,933)	(35,234,807)	(25,246,610)

Net increase (decrease) in net assets from operations	$(6,850,247)	$(30,657,872)	$(23,708,938)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	Investment Grade Bond Fund		Money Market Fund		Global Real Estate Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,385,477	$5,291,938	$105,209	$340,128	$3,140,388	$6,369,618
Net realized gain (loss)	823,649	1,727,150	540	647	9,368,990	(91,942,249)
Change in unrealized appreciation (depreciation)	5,210,577	13,693,333	—	—	(29,619,819)	155,578,275

Net increase (decrease) in net assets resulting from operations	10,419,703	20,712,421	105,749	340,775	(17,110,441)	70,005,644

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(3,057,194)	(3,544,244)	(105,209)	(331,634)	—	(2,511,768)
Service Class	(1,234,495)	(1,634,523)	—	(8,299)	—	(3,915,725)
Net realized gain on investments:
Initial Class	—	(63,545)	—	—	—	(514,116)
Service Class	—	(29,899)	—	—	—	(870,300)

Net decrease in net assets from distributions	(4,291,689)	(5,272,211)	(105,209)	(339,933)	—	(7,811,909)

SHARE TRANSACTIONS
Net proceeds from sales	105,273,820	134,907,828	85,974,225	156,250,942	24,163,749	56,809,092
Net proceeds from reinvestment of distributions	4,291,689	5,272,211	105,209	339,933	—	7,811,909
Cost of shares redeemed	(6,726,137)	(11,711,227)	(84,108,679)	(156,820,840)	(14,440,129)	(75,577,163)

Net increase (decrease) in net assets from share transactions	102,839,372	128,468,812	1,970,755	(229,965)	9,723,620	(10,956,162)

Total increase (decrease) in net assets	108,967,386	143,909,022	1,971,295	(229,123)	(7,386,821)	51,237,573
NET ASSETS
Beginning of period	201,039,655	57,130,633	204,294,936	204,524,059	223,916,285	172,678,712

End of period†	$310,007,041	$201,039,655	$206,266,231	$204,294,936	$216,529,464	$223,916,285

† Accumulated undistributed net investment income	$277,348	$183,560	$422	$422	$14,076,827	$10,936,439

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund		Oppenheimer Large Cap Core Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,129,785	$1,101,748	$162,859	$425,488	$643,738	$649,627
Net realized gain (loss)	9,201,711	(11,210,937)	10,460,212	(25,104,929)	4,299,136	3,853,147
Change in unrealized appreciation (depreciation)	(43,001,119)	87,391,607	(12,019,663)	83,844,844	(11,293,181)	7,857,708

Net increase (decrease) in net assets resulting from operations	(32,669,623)	77,282,418	(1,396,592)	59,165,403	(6,350,307)	12,360,482

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(375,796)	—	(24,361)	—	(619,650)
Service Class	—	(290,015)	—	(70,061)	—	(73,322)
Net realized gain on investments:
Initial Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—

Net decrease in net assets from distributions	—	(665,811)	—	(94,422)	—	(692,972)

SHARE TRANSACTIONS
Net proceeds from sales	77,267,507	213,128,717	3,053,324	26,384,791	35,999,725	60,497,249
Net proceeds from reinvestment of distributions	—	665,811	—	94,422	—	692,972
Cost of shares redeemed	(11,798,792)	(21,730,381)	(22,221,429)	(55,314,564)	(1,392,226)	(3,826,640)

Net increase (decrease) in net assets from share transactions	65,468,715	192,064,147	(19,168,105)	(28,835,351)	34,607,499	57,363,581

Total increase (decrease) in net assets	32,799,092	268,680,754	(20,564,697)	30,235,630	28,257,192	69,031,091
NET ASSETS
Beginning of period	382,589,606	113,908,852	183,768,557	153,532,927	82,371,728	13,340,637

End of period†	$415,388,698	$382,589,606	$163,203,860	$183,768,557	$110,628,920	$82,371,728

† Accumulated undistributed net investment income	$2,035,101	$905,316	$577,197	$414,338	$644,674	$936

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	WMC Large Cap Growth Fund		WMC Blue Chip Mid Cap Fund		Lord Abbett Growth & Income Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$252,209	$554,358	$(121,031)	$65,199	$1,418,722	$2,760,473
Net realized gain (loss)	10,527,170	(3,983,702)	7,040,465	(8,248,694)	42,434,036	69,452,194
Change in unrealized appreciation (depreciation)	(22,065,265)	37,481,869	(8,223,546)	33,984,929	(66,052,815)	125,484,977

Net increase (decrease) in net assets resulting from operations	(11,285,886)	34,052,525	(1,304,112)	25,801,434	(22,200,057)	197,697,644

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(197,983)	—	(16,377)	—	(2,736,418)
Service Class	—	(33,289)	—	(9,615)	—	(27,899)
Net realized gain on investments:
Initial Class	—	—	—	—	—	(46,790,450)
Service Class	—	—	—	—	—	(883,699)

Net decrease in net assets from distributions	—	(231,272)	—	(25,992)	—	(50,438,466)

SHARE TRANSACTIONS
Net proceeds from sales	39,306,218	93,346,643	14,098,903	29,411,187	26,002,626	87,024,697
Subscriptions in-kind	—	—	—	—	—	342,061,308
Net proceeds from reinvestment of distributions	—	231,272	—	25,992	—	50,438,466
Cost of shares redeemed	(14,865,883)	(10,011,918)	(12,921,280)	(16,198,087)	(59,130,554)	(123,572,200)

Net increase (decrease) in net assets from share transactions	24,440,335	83,565,997	1,177,623	13,239,092	(33,127,928)	355,952,271

Total increase (decrease) in net assets	13,154,449	117,387,250	(126,489)	39,014,534	(55,327,985)	503,211,449
NET ASSETS
Beginning of period	167,504,130	50,116,880	115,993,672	76,979,138	508,060,969	4,849,520

End of period†	$180,658,579	$167,504,130	$115,867,183	$115,993,672	$452,732,984	$508,060,969

† Accumulated undistributed net investment income (loss)	$806,565	$554,356	$(57,657)	$63,374	$1,418,722	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Goldman Sachs Mid Cap Value Fund		Goldman Sachs Short Duration Fund		Columbia Small Cap Value Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,188,079	$1,908,485	$7,737,060	$13,047,670	$78,378	$176,805
Net realized gain (loss)	11,270,767	23,146,315	4,561,692	7,958,070	10,425,121	5,271,664
Change in unrealized appreciation (depreciation)	(16,386,370)	36,984,630	4,901,039	7,355,401	(12,840,675)	5,615,479

Net increase (decrease) in net assets resulting from operations	(3,927,524)	62,039,430	17,199,791	28,361,141	(2,337,176)	11,063,948

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(1,781,536)	(8,250,624)	(12,528,695)	—	(160,938)
Service Class	—	(127,774)	(931,163)	(1,486,390)	—	(15,265)
Net realized gain on investments:
Initial Class	—	(15,418,462)	—	(6,192,212)	—	(898,849)
Service Class	—	(1,515,089)	—	(761,733)	—	(181,700)

Net decrease in net assets from distributions	—	(18,842,861)	(9,181,787)	(20,969,030)	—	(1,256,752)

SHARE TRANSACTIONS
Net proceeds from sales	41,105,772	82,966,501	129,640,681	1,025,662,269	10,696,857	43,962,372
Subscriptions in-kind	—	86,276,287	—	—	—	—
Net proceeds from reinvestment of distributions	—	18,842,861	9,181,787	20,969,030	—	1,256,752
Cost of shares redeemed	(22,987,080)	(33,069,713)	(95,492,027)	(195,070,121)	(2,425,427)	(20,282,746)

Net increase (decrease) in net assets from share transactions	18,118,692	155,015,936	43,330,441	851,561,178	8,271,430	24,936,378

Total increase (decrease) in net assets	14,191,168	198,212,505	51,348,445	858,953,289	5,934,254	34,743,574
NET ASSETS
Beginning of period	209,160,084	10,947,579	976,977,698	118,024,409	40,483,700	5,740,126

End of period†	$223,351,252	$209,160,084	$1,028,326,143	$976,977,698	$46,417,954	$40,483,700

† Accumulated undistributed (distributions in excess of) net investment income	$1,188,079	$—	$(1,444,727)	$—	$78,378	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	PIMCO High Yield Fund		PIMCO Total Return Fund		Invesco Small Cap Growth Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,939,168	$7,091,347	$3,607,097	$4,241,609	$(69,676)	$(49,052)
Net realized gain (loss)	3,344,030	3,614,164	10,131,630	6,640,956	489,049	2,524,434
Change in unrealized appreciation (depreciation)	(3,755,857)	15,503,746	11,434,731	5,713,786	(1,082,426)	2,250,746

Net increase (decrease) in net assets resulting from operations	4,527,341	26,209,257	25,173,458	16,596,351	(663,053)	4,726,128

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(3,858,881)	(5,611,869)	(1,695,321)	(1,777,999)	—	—
Service Class	(923,801)	(1,584,958)	(2,275,032)	(2,556,449)	—	—
Net realized gain on investments:
Initial Class	—	(2,250,992)	—	(1,718,228)	—	(408,415)
Service Class	—	(597,851)	—	(2,905,414)	—	(201,982)

Net decrease in net assets from distributions	(4,782,682)	(10,045,670)	(3,970,353)	(8,958,090)	—	(610,397)

SHARE TRANSACTIONS
Net proceeds from sales	30,457,429	113,481,631	185,266,124	357,694,132	4,476,217	23,398,241
Net proceeds from reinvestment of distributions	4,782,682	10,045,670	3,970,353	8,958,090	—	610,397
Cost of shares redeemed	(13,632,367)	(38,023,439)	(14,119,695)	(17,955,774)	(1,565,945)	(12,602,418)

Net increase (decrease) in net assets from share transactions	21,607,744	85,503,862	175,116,782	348,696,448	2,910,272	11,406,220

Total increase (decrease) in net assets	21,352,403	101,667,449	196,319,887	356,334,709	2,247,219	15,521,951
NET ASSETS
Beginning of period	117,101,642	15,434,193	388,554,574	32,219,865	19,596,212	4,074,261

End of period†	$138,454,045	$117,101,642	$584,874,461	$388,554,574	$21,843,431	$19,596,212

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$62,500	$(93,986)	$(264,540)	$98,716	$(69,676)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	AllianceBernstein International Value Fund		BlackRock Inflation Protected Bond Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,012,490	$835,605	$2,259,711	$2,025,636
Net realized gain (loss)	(26,875)	2,662,754	5,511,780	4,945,379
Change in unrealized appreciation (depreciation)	(12,506,255)	8,466,686	760,953	1,384,872

Net increase (decrease) in net assets resulting from operations	(11,520,640)	11,965,045	8,532,444	8,355,887

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(1,184,943)	(1,347,979)	(1,172,205)
Service Class	—	(32,563)	(844,672)	(603,807)
Net realized gain on investments:
Initial Class	—	(1,251,599)	—	(1,626,544)
Service Class	—	(37,812)	—	(1,199,392)

Net decrease in net assets from distributions	—	(2,506,917)	(2,192,651)	(4,601,948)

SHARE TRANSACTIONS
Net proceeds from sales	23,241,803	41,717,363	100,004,462	170,986,380
Net proceeds from reinvestment of distributions	—	2,506,917	2,192,651	4,601,948
Cost of shares redeemed	(2,063,087)	(8,084,384)	(6,977,039)	(6,826,654)

Net increase (decrease) in net assets from share transactions	21,178,716	36,139,896	95,220,074	168,761,674

Total increase (decrease) in net assets	9,658,076	45,598,024	101,559,867	172,515,613
NET ASSETS
Beginning of period	57,412,383	11,814,359	185,102,895	12,587,282

End of period†	$67,070,459	$57,412,383	$286,662,762	$185,102,895

† Accumulated undistributed (distributions in excess of) net investment income	$686,028	$(326,462)	$79,336	$12,276

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Ibbotson Moderate Fund		Ibbotson Balanced Fund		Ibbotson Growth Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,308,686	$3,739,710	$4,576,935	$4,471,965	$1,537,672	$2,412,299
Net realized gain (loss)	950,121	7,517,826	259,967	11,555,252	4,352,708	10,244,795
Change in unrealized appreciation (depreciation)	(11,109,054)	28,588,643	(35,494,774)	53,653,607	(29,599,318)	49,767,168

Net increase (decrease) in net assets resulting from operations	(6,850,247)	39,846,179	(30,657,872)	69,680,824	(23,708,938)	62,424,262

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(4,173)	—	(544)	—	(602)
Service Class	—	(82,385)	—	(70,479)	—	(56,414)
Net realized gain on investments:
Initial Class	—	(72)	—	(4)	—	(18)
Service Class	—	(12,037)	—	(8,075)	—	(23,977)

Net decrease in net assets from distributions	—	(98,667)	—	(79,102)	—	(81,011)

SHARE TRANSACTIONS
Net proceeds from sales	205,113,342	294,855,518	422,169,503	458,469,983	85,239,082	355,499,350
Net proceeds from reinvestment of distributions	—	98,667	—	79,102	—	81,011
Cost of shares redeemed	(6,634,654)	(2,224,176)	(3,293,882)	(234,989)	(17,157,773)	(2,474,598)

Net increase (decrease) in net assets from share transactions	198,478,688	292,730,009	418,875,621	458,314,096	68,081,309	353,105,763

Total increase (decrease) in net assets	191,628,441	332,477,521	388,217,749	527,915,818	44,372,371	415,449,014
NET ASSETS
Beginning of period	366,498,249	34,020,728	566,718,616	38,802,798	448,732,450	33,283,436

End of period†	$558,126,690	$366,498,249	$954,936,365	$566,718,616	$493,104,821	$448,732,450

† Accumulated undistributed net investment income	$10,803,865	$7,495,179	$14,351,946	$9,775,011	$8,576,104	$7,038,432

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares						Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010*	2009	2008	2007	2006	2005	2010*	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.06	$7.84	$9.48	$9.62	$9.72	$10.09	$9.12	$7.90	$9.55	$9.69	$9.79	$10.16

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.16 †	0.39 †	0.51	0.49	0.50	0.46	0.15 †	0.37 †	0.49	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.22	1.23	(1.65)	(0.14)	0.00 (e)	(0.27)	0.23	1.23	(1.66)	(0.14)	0.01	(0.27)

Total from Investment Operations	0.38	1.62	(1.14)	0.35	0.50	0.19	0.38	1.60	(1.17)	0.33	0.48	0.17

Less Distributions from:
Net investment income	(0.16)	(0.39)	(0.50)	(0.49)	(0.47)	(0.47)	(0.15)	(0.37)	(0.48)	(0.47)	(0.45)	(0.44)
Net realized gain on investments	—	(0.01)	—	—	(0.11)	(0.09)	—	(0.01)	—	—	(0.11)	(0.10)
Capital	—	—	—	—	(0.02)	—	—	—	—	—	(0.02)	—

Total distributions	(0.16)	(0.40)	(0.50)	(0.49)	(0.60)	(0.56)	(0.15)	(0.38)	(0.48)	(0.47)	(0.58)	(0.54)

Net Asset Value, End of Period	$9.28	$9.06	$7.84	$9.48	$9.62	$9.72	$9.35	$9.12	$7.90	$9.55	$9.69	$9.79

Total Return (b)	4.22%	21.00%	(12.47)%	3.75%	5.39%	1.96%	4.18%	20.58%	(12.67)%	3.51%	5.13%	1.73%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$218,630	$136,827	$35,941	$40,696	$45,186	$53,630	$91,377	$64,213	$21,189	$25,460	$9,393	$3,612
Ratios to average net assets:
Net expenses (a)(c)(d)	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%	0.99%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	0.74%	0.84%	1.06%	1.00%	1.06%	1.03%	0.99%	1.10%	1.31%	1.24%	1.31%	1.28%
Net investment income (loss) (a)(c)(d)	3.57%	4.49%	5.70%	5.10%	5.14%	4.72%	3.32%	4.25%	5.45%	4.89%	5.06%	4.48%
Portfolio turnover rate	25%	99%	30%	46%	55%	55%	25%	99%	30%	46%	55%	55%

*	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares								Money Market Fund Service Class Shares
	Years Ended December 31,								Years Ended December 31,
	2010**		2009		2008	2007	2006	2005	2010**		2009		2008	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.00	(e)†	0.00	(e)†	0.02	0.05	0.05	0.03	0.00	(e)†	0.00	(e)†	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00	(e)	0.00	(e)	0.00 (e)	0.00 (e)	—	—	0.00	(e)	0.00	(e)	0.00 (e)	—	—	—

Total from Investment Operations	0.00	(e)	0.00	(e)	0.02	0.05	0.05	0.03	0.00	(e)	0.00	(e)	0.02	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.00	)(e)	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	—		(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Total distributions	(0.00	)(e)	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	—		(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (b)	0.12%		0.25%		2.25%	4.87%	4.59%	2.75%	0.00%		0.02%		2.00%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$83,626		$88,013		$150,416	$129,112	$120,164	$110,430	$122,640		$116,282		$54,108	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.00%		0.20%		0.50%	0.50%	0.50%	0.50%	0.20%		0.38%		0.75%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.65%		0.72%		0.81%	0.76%	0.77%	0.77%	0.90%		0.94%		1.10%	1.00%	1.02%	1.02%
Net investment income (loss) (a)(c)(d)	0.25%		0.25%		2.19%	4.76%	4.51%	2.69%	0.00%		0.01%		1.34%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A		N/A		N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (commencement of operations – Service Class Shares) through December 31, 2005.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Global Real Estate Fund Initial Class Shares						Global Real Estate Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010*	2009	2008	2007	2006	2005	2010*	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.23	$8.99	$18.24	$24.60	$18.80	$19.01	$12.25	$9.77	$19.66	$26.23	$19.97	$20.08

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.17 †	0.32 †	0.18	0.66	0.81	0.23	0.16 †	0.32 †	0.18	0.40	0.64	0.21
Net realized and unrealized gain (loss) on investments	(0.99)	2.35	(7.53)	(3.70)	6.37	1.59	(1.07)	2.56	(8.22)	(3.71)	6.94	1.65

Total from Investment Operations	(0.82)	2.67	(7.35)	(3.04)	7.18	1.82	(0.91)	2.88	(8.04)	(3.31)	7.58	1.86

Less Distributions from:
Net investment income	—	(0.36)	(0.39)	(0.36)	(0.37)	(0.32)	—	(0.33)	(0.34)	(0.30)	(0.31)	(0.26)
Net realized gain on investments	—	(0.07)	(1.51)	(2.96)	(1.01)	(1.71)	—	(0.07)	(1.51)	(2.96)	(1.01)	(1.71)

Total distributions	—	(0.43)	(1.90)	(3.32)	(1.38)	(2.03)	—	(0.40)	(1.85)	(3.26)	(1.32)	(1.97)

Net Asset Value, End of Period	$10.41	$11.23	$8.99	$18.24	$24.60	$18.80	$11.34	$12.25	$9.77	$19.66	$26.23	$19.97

Total Return (b)	(7.30)%	30.09%	(44.73)%	(13.13)%	38.96%	9.67%	(7.43)%	29.83%	(44.89)%	(13.34)%	38.64%	9.37%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$92,733	$84,988	$45,841	$87,441	$121,197	$105,368	$123,796	$138,929	$126,838	$173,065	$106,954	$50,778
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (a)(d)	1.12%	1.17%	1.23%	1.18%	1.19%	1.22%	1.37%	1.43%	1.48%	1.43%	1.44%	1.47%
Net investment income (loss) (a)(c)(d)	3.01%	3.52%	1.28%	2.65%	3.08%	3.55%	2.66%	3.33%	1.15%	2.82%	2.95%	3.56%
Portfolio turnover rate	20%	110%	76%	25%	44%	32%	20%	110%	76%	25%	44%	32%

*	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares						Davis Venture Value Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010**	2009	2008	2007	2006	2005	2010**	2009	2008	2007	2006*
Net Asset Value, Beginning of Period	$10.75	$8.34	$13.65	$13.17	$11.56	$10.61	$10.72	$8.32	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04 †	0.06 †	0.10	0.17	0.09	0.09	0.02 †	0.04 †	0.06	0.12	0.04
Net realized and unrealized gain (loss) on investments	(0.81)	2.39	(5.21)	0.39	1.61	0.94	(0.80)	2.37	(5.17)	0.39	1.12

Total from Investment Operations	(0.77)	2.45	(5.11)	0.56	1.70	1.03	(0.78)	2.41	(5.11)	0.51	1.16

Less Distributions from:
Net investment income	—	(0.04)	(0.09)	(0.08)	(0.09)	(0.08)	—	(0.01)	(0.07)	(0.05)	(0.09)
Net realized gain on investments	—	—	(0.11)	—	—	—	—	—	(0.11)	—	—

Total distributions	—	(0.04)	(0.20)	(0.08)	(0.09)	(0.08)	—	(0.01)	(0.18)	(0.05)	(0.09)

Net Asset Value, End of Period	$9.98	$10.75	$8.34	$13.65	$13.17	$11.56	$9.94	$10.72	$8.32	$13.61	$13.15

Total Return (b)	(7.16)%	29.39%	(37.81)%	4.23%	14.77%	9.73%	(7.28)%	29.02%	(37.93)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$190,387	$147,350	$31,868	$52,861	$61,438	$54,216	$225,002	$235,240	$82,041	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.87%	0.90%	0.90%	0.90%	0.90%	0.90%	1.12%	1.15%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	0.87%	0.93%	1.11%	1.11%	1.16%	1.13%	1.12%	1.18%	1.35%	1.35%	1.43%
Net investment income (loss) (a)(c)(d)	0.70%	0.62%	0.86%	1.06%	0.74%	0.81%	0.43%	0.41%	0.65%	0.68%	0.48%
Portfolio turnover rate	13%	17%	19%	10%	16%	15%	13%	17%	19%	10%	16%

*	For the period from May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares						Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010**	2009	2008	2007	2006	2005	2010**	2009	2008		2007	2006*
Net Asset Value, Beginning of Period	$10.58	$7.74	$12.98	$15.02	$13.79	$15.21	$10.45	$7.66	$12.85		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.02 †	0.04 †	0.03	0.05	0.01	0.01	0.01 †	0.02 †	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.17)	2.81	(4.82)	(0.23)	1.82	0.57	(0.17)	2.78	(4.77)		(0.29)	0.04

Total from Investment Operations	(0.15)	2.85	(4.79)	(0.18)	1.83	0.58	(0.16)	2.80	(4.77)		(0.28)	0.03

Less Distributions from:
Net investment income	—	(0.01)	(0.03)	—	—	—	—	(0.01)	(0.00	)(e)	—	—
Net realized gain on investments	—	—	(0.42)	(1.86)	(0.60)	(2.00)	—	—	(0.42)		(1.86)	(0.60)

Total distributions	—	(0.01)	(0.45)	(1.86)	(0.60)	(2.00)	—	(0.01)	(0.42)		(1.86)	(0.60)

Net Asset Value, End of Period	$10.43	$10.58	$7.74	$12.98	$15.02	$13.79	$10.29	$10.45	$7.66		$12.85	$14.99

Total Return (b)	(1.42)%	36.77%	(37.99)%	(1.44)%	13.60%	4.33%	(1.53)%	36.50%	(38.14)%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$44,126	$48,950	$38,435	$72,741	$87,215	$86,949	$119,078	$134,819	$115,098		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.25%	1.25%	1.25%		1.25%	1.25%
Gross expenses (a)(d)	1.03%	1.21%	1.29%	1.38%	1.42%	1.10%	1.28%	1.46%	1.55%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.36%	0.45%	0.21%	0.31%	0.02%	0.03%	0.11%	0.20%	0.04%		(0.06)%	(0.09)%
Portfolio turnover rate	25%	132%	126%	126%	206%	58%	25%	132%	126%		126%	206%

*	For the period from May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Large Cap Core Fund Initial Class Shares						Oppenheimer Large Cap Core Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010*	2009	2008	2007	2006	2005	2010*	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.04	$6.70	$10.77	$12.37	$10.47	$12.47	$8.25	$6.87	$11.03	$12.65	$10.70	$12.72

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.05 †	0.11 †	0.04	0.12	0.17	0.02	0.04 †	0.10 †	0.10	0.08	0.12	(0.00	)(e)
Net realized and unrealized gain (loss) on investments	(0.43)	1.30	(4.03)	(0.84)	1.93	(0.09)	(0.45)	1.33	(4.19)	(0.84)	2.00	(0.11)

Total from Investment Operations	(0.38)	1.41	(3.99)	(0.72)	2.10	(0.07)	(0.41)	1.43	(4.09)	(0.76)	2.12	(0.11)

Less Distributions from:
Net investment income	—	(0.07)	(0.05)	(0.10)	(0.16)	(0.02)	—	(0.05)	(0.04)	(0.08)	(0.13)	—
Net realized gain on investments	—	—	(0.03)	(0.78)	(0.04)	(1.91)	—	—	(0.03)	(0.78)	(0.04)	(1.91)

Total distributions	—	(0.07)	(0.08)	(0.88)	(0.20)	(1.93)	—	(0.05)	(0.07)	(0.86)	(0.17)	(1.91)

Net Asset Value, End of Period	$7.66	$8.04	$6.70	$10.77	$12.37	$10.47	$7.84	$8.25	$6.87	$11.03	$12.65	$10.70

Total Return (b)	(4.73)%	21.09%	(37.06)%	(5.81)%	20.07%	(0.72)%	(4.97)%	20.85%	(37.15)%	(6.07)%	19.78%	(0.98)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$97,818	$70,638	$8,366	$5,544	$6,183	$5,505	$12,811	$11,734	$4,974	$7,808	$5,262	$1,594
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	0.92%	1.13%	2.08%	1.81%	2.47%	2.74%	1.17%	1.44%	2.34%	2.05%	2.62%	3.04%
Net investment income (loss) (a)(c)(d)	1.31%	1.55%	1.39%	0.89%	1.47%	0.15%	1.06%	1.37%	1.05%	0.63%	1.44%	(0.05)%
Portfolio turnover rate	55%	109%	189%	63%	135%	114%	55%	109%	189%	63%	135%	114%

*	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	WMC Large Cap Growth Fund Initial Class Shares						WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2010***	2009	2008		2007**		2010***		2009	2008		2007	2006*
Net Asset Value, Beginning of Period	$8.15	$5.95	$10.65		$9.99		$8.10		$5.92	$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.01 †	0.04 †	0.04		(0.00	)(e)	0.00	(e)†	0.03 †	0.02		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.51)	2.17	(4.74)		0.69		(0.51)		2.16	(4.73)		0.70	(0.01)

Total from Investment Operations	(0.50)	2.21	(4.70)		0.69		(0.51)		2.19	(4.71)		0.68	(0.02)

Less Distributions from:
Net investment income	—	(0.01)	—		—		—		(0.01)	—		—	—
Net realized gain on investments	—	—	(0.00	)(e)	(0.03)		—		—	(0.00	)(e)	(0.03)	—

Total distributions	—	(0.01)	(0.00	)(e)	(0.03)		—		(0.01)	(0.00	)(e)	(0.03)	—

Net Asset Value, End of Period	$7.65	$8.15	$5.95		$10.65		$7.59		$8.10	$5.92		$10.63	$9.98

Total Return (b)	(6.13)%	37.23%	(44.12)%		6.88%		(6.30)%		37.08%	(44.30)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$164,857	$149,621	$34,599		$62,680		$15,801		$17,883	$15,518		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	0.81%	0.81%		0.81%		1.06%		1.06%	1.06%		1.06%	1.06%
Gross expenses (a)(d)	0.93%	1.05%	1.17%		1.06%		1.18%		1.33%	1.43%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.29%	0.60%	0.43%		0.01%		0.04%		0.46%	0.17%		(0.25)%	(0.10)%
Portfolio turnover rate	34%	72%	265%		307%		34%		72%	265%		307%	110%

*	For the period from May 1, 2006 (commencement of operations – Service Class Shares) through December 31, 2006.
**	For the period from April 2, 2007 (commencement of operations – Initial Class Shares) through December 31, 2007.
***	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	WMC Blue Chip Mid Cap Fund Initial Class Shares									WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,									Years Ended December 31,
	2010**	2009		2008	2007		2006	2005		2010**	2009		2008*
Net Asset Value, Beginning of Period	$12.12	$9.32		$17.95	$19.04		$20.60	$18.13		$12.07	$9.30		$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.01)†	0.02	†	0.01	(0.00	)(e)	0.18	(0.00	)(e)	(0.02)†	(0.01	)†	0.02
Net realized and unrealized gain (loss) on investments	(0.12)	2.78		(5.41)	2.87		1.87	2.98		(0.13)	2.78		(3.19)

Total from Investment Operations	(0.13)	2.80		(5.40)	2.87		2.05	2.98		(0.15)	2.77		(3.17)

Less Distributions from:
Net investment income	—	(0.00	)(e)	(0.03)	(0.25)		—	(0.02)		—	(0.00	)(e)	(0.03)
Net realized gain on investments	—	—		(3.20)	(3.71)		(3.61)	(0.49)		—	—		(3.20)

Total distributions	—	(0.00	)(e)	(3.23)	(3.96)		(3.61)	(0.51)		—	(0.00	)(e)	(3.23)

Net Asset Value, End of Period	$11.99	$12.12		$9.32	$17.95		$19.04	$20.60		$11.92	$12.07		$9.30

Total Return (b)	(1.07)%	30.07%		(35.14)%	15.41%		11.30%	16.61%		(1.24)%	29.96%		(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$79,873	$75,745		$45,842	$85,438		$94,632	$94,928		$35,995	$40,249		$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%		1.00%	1.00%		1.00%	1.00%		1.25%	1.25%		1.25%
Gross expenses (a)(d)	1.01%	1.10%		1.21%	1.14%		1.14%	1.15%		1.26%	1.35%		1.47%
Net investment income (loss) (a)(c)(d)	(0.12)%	0.17%		0.05%	(0.17)%		0.92%	(0.03)%		(0.37)%	(0.09)%		0.02%
Portfolio turnover rate	34%	82%		104%	75%		83%	67%		34%	82%		104%

*	For the period from March 7, 2008 (commencement of operations – Service Class Shares) through December 31, 2008.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Lord Abbett Growth & Income Fund Initial Class Shares			Lord Abbett Growth & Income Fund Service Class Shares			Goldman Sachs Mid Cap Value Fund Initial Class Shares			Goldman Sachs Mid Cap Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010**	2009	2008*	2010**	2009	2008*	2010**	2009	2008*	2010**	2009	2008*
Net Asset Value, Beginning of Period	$7.52	$7.08	$10.00	$7.51	$7.08	$10.00	$7.93	$6.93	$10.00	$7.93	$6.93	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.02 †	0.05 †	0.06	0.01 †	0.04 †	0.06	0.04 †	0.11 †	0.05	0.03 †	0.09 †	0.07
Net realized and unrealized gain (loss) on investments	(0.41)	1.22	(2.92)	(0.40)	1.19	(2.93)	(0.14)	1.68	(3.06)	(0.15)	1.68	(3.09)

Total from Investment Operations	(0.39)	1.27	(2.86)	(0.39)	1.23	(2.87)	(0.10)	1.79	(3.01)	(0.12)	1.77	(3.02)

Less Distributions from:
Net investment income	—	(0.05)	(0.06)	—	(0.02)	(0.05)	—	(0.08)	(0.06)	—	(0.06)	(0.05)
Net realized gain on investments	—	(0.78)	—	—	(0.78)	—	—	(0.71)	—	—	(0.71)	—

Total distributions	—	(0.83)	(0.06)	—	(0.80)	(0.05)	—	(0.79)	(0.06)	—	(0.77)	(0.05)

Net Asset Value, End of Period	$7.13	$7.52	$7.08	$7.12	$7.51	$7.08	$7.83	$7.93	$6.93	$7.81	$7.93	$6.93

Total Return (b)	(5.19)%	17.85%	(28.54)%	(5.19)%	17.41%	(28.68)%	(1.26)%	25.68%	(30.07)%	(1.51)%	25.38%	(30.21)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$441,618	$498,639	$2,229	$11,115	$9,422	$2,620	$202,948	$190,461	$6,496	$20,403	$18,699	$4,452
Ratio to average net assets:
Net expenses (a)(c)(d)	0.87%	0.87%	0.87%	1.12%	1.12%	1.12%	1.06%	1.06%	1.07%	1.31%	1.31%	1.32%
Gross expenses (a)(d)	0.88%	0.88%	0.90%	1.13%	1.13%	1.14%	1.06%	1.06%	1.08%	1.31%	1.31%	1.32%
Net investment income (loss) (a)(c)(d)	0.57%	0.68%	1.71%	0.32%	0.49%	1.48%	1.07%	1.45%	2.10%	0.82%	1.15%	1.65%
Portfolio turnover rate	20%	83%	73%	20%	83%	73%	28%	159%	90%	28%	159%	90%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Goldman Sachs Short Duration Fund Initial Class Shares			Goldman Sachs Short Duration Fund Service Class Shares			Columbia Small Cap Value Fund Initial Class Shares			Columbia Small Cap Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010***	2009	2008*	2010***	2009	2008*	2010***	2009	2008**	2010***	2009	2008**
Net Asset Value, Beginning of Period	$10.23	$10.13	$10.00	$10.23	$10.13	$10.00	$10.08	$7.97	$10.00	$10.07	$7.97	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.08 †	0.19 †	0.16	0.07 †	0.17 †	0.14	0.02 †	0.06 †	0.01	0.01 †	0.04 †	0.01
Net realized and unrealized gain (loss) on investments	0.10	0.19	0.16	0.09	0.18	0.16	(0.42)	2.38	(2.03)	(0.42)	2.36	(2.03)

Total from Investment Operations	0.18	0.38	0.32	0.16	0.35	0.30	(0.40)	2.44	(2.02)	(0.41)	2.40	(2.02)

Less Distributions from:
Net investment income	(0.09)	(0.21)	(0.16)	(0.08)	(0.18)	(0.14)	—	(0.05)	(0.01)	—	(0.02)	(0.01)
Net realized gain on investments	—	(0.07)	(0.03)	—	(0.07)	(0.03)	—	(0.28)	—	—	(0.28)	—

Total distributions	(0.09)	(0.28)	(0.19)	(0.08)	(0.25)	(0.17)	—	(0.33)	(0.01)	—	(0.30)	(0.01)

Net Asset Value, End of Period	$10.32	$10.23	$10.13	$10.31	$10.23	$10.13	$9.68	$10.08	$7.97	$9.66	$10.07	$7.97

Total Return (b)	1.81%	3.78%	3.22%	1.59%	3.52%	3.00%	(3.97)%	30.52%	(20.15)%	(4.07)%	30.07%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$902,922	$869,648	$54,602	$125,404	$107,329	$63,422	$38,300	$33,674	$4,316	$8,118	$6,809	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%	0.65%	0.65%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.40%	1.40%	1.40%
Gross expenses (a)(d)	0.65%	0.65%	0.68%	0.90%	0.90%	0.92%	1.32%	1.54%	8.84%	1.57%	1.87%	6.68%
Net investment income (loss) (a)(c)(d)	1.57%	1.82%	2.34%	1.31%	1.66%	1.95%	0.40%	0.65%	1.18%	0.14%	0.44%	0.72%
Portfolio turnover rate	51%	231%	333%	51%	231%	333%	116%	110%	28%	116%	110%	28%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	PIMCO High Yield Fund Initial Class Shares			PIMCO High Yield Fund Service Class Shares			PIMCO Total Return Fund Initial Class Shares				PIMCO Total Return Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,				Years Ended December 31,
	2010***	2009	2008*	2010***	2009	2008*	2010***	2009	2008**		2010***	2009	2008**
Net Asset Value, Beginning of Period	$9.46	$8.07	$10.00	$9.46	$8.07	$10.00	$11.04	$10.55	$10.00		$11.04	$10.55	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.37 †	0.75 †	0.53	0.36 †	0.72 †	0.51	0.09 †	0.27 †	0.03		0.08 †	0.24 †	0.02
Net realized and unrealized gain (loss) on investments	(0.01)	1.62	(1.85)	(0.01)	1.62	(1.85)	0.49	0.65	0.55		0.48	0.65	0.55

Total from Investment Operations	0.36	2.37	(1.32)	0.35	2.34	(1.34)	0.58	0.92	0.58		0.56	0.89	0.57

Less Distributions from:
Net investment income	(0.36)	(0.74)	(0.55)	(0.35)	(0.71)	(0.53)	(0.10)	(0.29)	(0.03)		(0.08)	(0.26)	(0.02)
Net realized gain on investments	—	(0.24)	(0.06)	—	(0.24)	(0.06)	—	(0.14)	(0.00	)(e)	—	(0.14)	(0.00	)(e)

Total distributions	(0.36)	(0.98)	(0.61)	(0.35)	(0.95)	(0.59)	(0.10)	(0.43)	(0.03)		(0.08)	(0.40)	(0.02)

Net Asset Value, End of Period	$9.46	$9.46	$8.07	$9.46	$9.46	$8.07	$11.52	$11.04	$10.55		$11.52	$11.04	$10.55

Total Return (b)	3.85%	30.67%	(13.74)%	3.72%	30.34%	(13.92)%	5.26%	8.89%	5.82%		5.13%	8.62%	5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$112,346	$92,422	$3,134	$26,108	$24,680	$12,300	$235,256	$144,812	$13,823		$349,619	$243,743	$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%
Gross expenses (a)(d)	0.75%	0.75%	0.77%	1.00%	1.00%	1.03%	0.66%	0.66%	0.68%		0.91%	0.91%	0.93%
Net investment income (loss) (a)(c)(d)	7.87%	8.45%	6.74%	7.63%	8.19%	7.18%	1.65%	2.44%	1.19%		1.39%	2.15%	0.97%
Portfolio turnover rate	19%	190%	75%	19%	190%	75%	195%	496%	181%		195%	496%	181%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Invesco Small Cap Growth Fund Initial Class Shares				Invesco Small Cap Growth Fund Service Class Shares			AllianceBernstein International Value Fund Initial Class Shares			AllianceBernstein International Value Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010**	2009	2008*		2010**	2009	2008*	2010**	2009	2008*	2010**	2009	2008*
Net Asset Value, Beginning of Period	$9.59	$7.51	$10.00		$9.55	$7.50	$10.00	$9.82	$7.92	$10.00	$9.81	$7.92	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.03)†	(0.02)†	(0.00	)(e)	(0.04)†	(0.04)†	(0.01)	0.14 †	0.22 †	0.01	0.13 †	0.21 †	0.02
Net realized and unrealized gain (loss) on investments	(0.17)	2.41	(2.49)		(0.16)	2.40	(2.49)	(1.73)	2.13	(2.07)	(1.72)	2.11	(2.09)

Total from Investment Operations	(0.20)	2.39	(2.49)		(0.20)	2.36	(2.50)	(1.59)	2.35	(2.06)	(1.59)	2.32	(2.07)

Less Distributions from:
Net investment income	—	—	—		—	—	—	—	(0.22)	(0.02)	—	(0.20)	(0.01)
Net realized gain on investments	—	(0.31)	—		—	(0.31)	—	—	(0.23)	—	—	(0.23)	—

Total distributions	—	(0.31)	—		—	(0.31)	—	—	(0.45)	(0.02)	—	(0.43)	(0.01)

Net Asset Value, End of Period	$9.39	$9.59	$7.51		$9.35	$9.55	$7.50	$8.23	$9.82	$7.92	$8.22	$9.81	$7.92

Total Return (b)	(2.09)%	31.75%	(24.90)%		(2.09)%	31.39%	(25.00)%	(16.19)%	29.71%	(20.64)%	(16.21)%	29.26%	(20.96)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$14,636	$13,109	$2,530		$7,207	$6,488	$1,544	$65,055	$55,746	$9,763	$2,016	$1,666	$2,051
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%	1.15%	1.15%		1.40%	1.40%	1.40%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.76%	2.17%	11.09%		2.01%	2.48%	9.42%	1.09%	1.38%	6.64%	1.34%	1.69%	4.64%
Net investment income (loss) (a)(c)(d)	(0.58)%	(0.25)%	(0.40)%		(0.83)%	(0.51)%	(0.72)%	3.07%	2.47%	1.18%	2.79%	2.35%	1.07%
Portfolio turnover rate	12%	114%	4%		12%	114%	4%	20%	49%	7%	20%	49%	7%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	BlackRock Inflation Protected Bond Fund Initial Class Shares				BlackRock Inflation Protected Bond Fund Service Class Shares				Ibbotson Moderate Fund Initial Class Shares						Ibbotson Moderate Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,				Years Ended December 31,						Years Ended December 31,
	2010**	2009	2008*		2010**	2009	2008*		2010**		2009		2008*		2010**		2009		2008*
Net Asset Value, Beginning of Period	$10.34	$9.87	$10.00		$10.32	$9.87	$10.00		$10.94		$9.19		$10.00		$10.94		$9.18		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.11 †	0.24 †	(0.05)		0.09 †	0.21 †	(0.06)		0.09	†	0.33	†	0.03		0.08	†	0.20	†	0.02
Net realized and unrealized gain (loss) on investments	0.25	0.61	(0.05	)(c)	0.25	0.60	(0.04	)(c)	(0.15)		1.45		(0.84	)(c)	(0.16)		1.56		(0.84	)(c)

Total from Investment Operations	0.36	0.85	(0.10)		0.34	0.81	(0.10)		(0.06)		1.78		(0.81)		(0.08)		1.76		(0.82)

Less Distributions from:
Net investment income	(0.10)	(0.22)	(0.03)		(0.08)	(0.20)	(0.03)		—		(0.03)		—		—		(0.00	)(h)	—
Net realized gain on investments	—	(0.16)	—		—	(0.16)	—		—		(0.00	)(h)	—		—		(0.00	)(h)	—

Total distributions	(0.10)	(0.38)	(0.03)		(0.08)	(0.36)	(0.03)		—		(0.03)		—		—		(0.00	)(h)	—

Net Asset Value, End of Period	$10.60	$10.34	$9.87		$10.58	$10.32	$9.87		$10.88		$10.94		$9.19		$10.86		$10.94		$9.18

Total Return (b)	3.47%	8.72%	(0.95)%		3.35%	8.34%	(0.96)%		(0.55)%		19.37%		(8.10)%		(0.73)%		19.22%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$165,667	$106,264	$8,311		$120,996	$78,839	$4,276		$1,698		$1,708		$46		$556,429		$364,790		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%		0.20	%(f)	0.20	%(f)	0.20	%(f)	0.45	%(f)	0.45	%(f)	0.45	%(f)
Gross expenses (a)(e)	0.66%	0.66%	0.68%		0.91%	0.91%	0.93%		0.23	%(f)	0.26	%(f)	17.09	%(f)	0.48	%(f)	0.53	%(f)	2.12	%(f)
Net investment income (loss) (a)(d)(e)	2.06%	2.33%	(4.63)%		1.80%	2.07%	(4.60)%		1.66	%(f)	3.15	%(f)	1.15	%(f)	1.44	%(f)	2.01	%(f)	2.22	%(f)
Portfolio turnover rate	196%	278%	85%		196%	278%	85%		1	%(g)	12	%(g)	1	%(g)	1	%(g)	12	%(g)	1	%(g)

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Ibbotson Balanced Fund Initial Class Shares					Ibbotson Balanced Fund Service Class Shares					Ibbotson Growth Fund Initial Class Shares					Ibbotson Growth Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,					Years Ended December 31,					Years Ended December 31,
	2010**	2009		2008*		2010**	2009		2008*		2010**	2009		2008*		2010**	2009		2008*
Net Asset Value, Beginning of Period	$11.21	$9.07		$10.00		$11.20	$9.06		$10.00		$11.25	$8.87		$10.00		$11.24	$8.87		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.08 †	0.20	†	0.02		0.07 †	0.17	†	0.01		0.06 †	0.06	†	0.02		0.03 †	0.12	†	0.01
Net realized and unrealized gain (loss) on investments	(0.35)	1.97		(0.95	)(c)	(0.35)	1.97		(0.95	)(c)	(0.55)	2.35		(1.15	)(c)	(0.53)	2.25		(1.14	)(c)

Total from Investment Operations	(0.27)	2.17		(0.93)		(0.28)	2.14		(0.94)		(0.49)	2.41		(1.13)		(0.50)	2.37		(1.13)

Less Distributions from:
Net investment income	—	(0.03)		—		—	(0.00	)(h)	—		—	(0.03)		—		—	(0.00	)(h)	—
Net realized gain on investments	—	(0.00	)(h)	—		—	(0.00	)(h)	—		—	(0.00	)(h)	—		—	(0.00	)(h)	—

Total distributions	—	(0.03)		—		—	(0.00	)(h)	—		—	(0.03)		—		—	(0.00	)(h)	—

Net Asset Value, End of Period	$10.94	$11.21		$9.07		$10.92	$11.20		$9.06		$10.76	$11.25		$8.87		$10.74	$11.24		$8.87

Total Return (b)	(2.41)%	23.91%		(9.30)%		(2.50)%	23.65%		(9.40)%		(4.36)%	27.17%		(11.30)%		(4.45)%	26.75%		(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$1,004	$442		$56		$953,933	$566,276		$38,747		$1,079	$292		$92		$492,026	$448,441		$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%	0.20%		0.20%		0.45%	0.45%		0.45%		0.20%	0.20%		0.20%		0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.22%	0.28%		16.72%		0.47%	0.52%		2.11%		0.23%	0.30%		14.32%		0.48%	0.53%		2.08%
Net investment income (loss) (a)(d)(e)(f)	1.50%	1.95%		0.88%		1.20%	1.69%		1.82%		1.11%	0.61%		1.20%		0.61%	1.18%		1.53%
Portfolio turnover rate (g)	0%	14%		0%		0%	14%		0%		3%	16%		7%		3%	16%		7%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	For the six months ended June 30, 2010 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

NOTES TO FINANCIAL STATEMENTS (Unaudited)	Sun Capital Advisers Trust

1. ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty funds (each referred to as a “Fund” and, collectively, as “the Funds”), which are offered only to variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. Three of the Funds (Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund) are affiliated “Fund-of-Funds”, which invest in other Funds of the Trust and in other mutual funds managed by MFS, an affiliate of the investment adviser to each Fund of the Trust, Sun Capital Advisers LLC (“Sun Capital”).

Each of the Funds is an open-end mutual fund under the 1940 Act. Each is classified as a diversified mutual fund except for the Global Real Estate Fund and BlackRock Inflation Protected Bond Fund, which are not classified as diversified mutual funds. Each Fund offers Initial Class Shares and Service Class Shares. The Funds are:

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”)

SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”)

SC WMC Large Cap Growth Fund (“WMC Large Cap Growth Fund”)

SC WMC Blue Chip Mid Cap Fund (“WMC Blue Chip Mid Cap Fund”)

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”),

formerly known as SC Dreman Small Cap Value Fund

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC Invesco Small Cap Growth Fund (“Invesco Small Cap Growth Fund”),

formerly known as SC AIM Small Cap Growth Fund

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Ibbotson Moderate Fund (“Ibbotson Moderate Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

Each Fund-of-Funds seeks to achieve its objective by investing in a portfolio of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Fund-of-Funds, within their principal investment strategies, may represent a significant portion of the underlying funds’ net assets. Each Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, each as of June 30, 2010, are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Determination of Net Asset Value

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early for any reason, each Fund will accelerate the determination of its NAV to that earlier time.

b) Valuation of Investments

Valuation techniques of the Funds’ major categories of assets and liabilities are as follows:

Investments in securities and option contracts listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities and option contracts listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Over-the-counter (OTC) equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available on the valuation day, the last bid price is used to value securities and purchased option contracts and the last asked price is used to value written option contracts. Debt securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and adjusted credit default swap spreads. The fair value of asset backed and mortgage backed securities is estimated using models that consider the future cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. U.S. Government and agency securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in open end mutual funds and underlying funds are valued at their daily closing net asset value per share as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAVs. In consideration of this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities traded on particular foreign exchanges. The frequency with which this fair value process is used cannot be predicted and may be utilized to a

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

significant extent. The value of securities used for net asset value calculation under this fair value process may differ from published prices for the same securities.

Exchange traded futures and certain options on futures contracts are valued at the settlement price determined by the relevant exchange. Swap contracts and OTC options and swaptions are valued daily based upon quotations from an independent pricing vendor. Depending on the product and the terms of the transaction, the fair value of the OTC derivatives can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies used do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

U.S. GAAP defines the fair value of a financial instrument as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with U.S. GAAP, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. If the inputs used to measure fair value for a security fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The three-tier hierarchy of fair value measurements is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets or liabilities

The types of assets and liabilities utilizing Level 1 valuations generally include exchange traded domestic and foreign equities, listed derivatives (such as warrants, rights, futures, options), investments in publicly-traded mutual funds with quoted market prices and certain over the counter actively traded U.S. Treasury securities.

Level 2 – significant other observable inputs, including:

a)	Quoted prices for identical or similar assets or liabilities in active and non-active markets,

b)	Inputs other than quoted market prices that are observable, and

c)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include debt securities such as U.S. Government Agency obligations, municipal bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, corporate debt obligations, loan assignments and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, foreign forward currency exchange contracts and equity-linked securities; and certain foreign exchange traded equity securities fair valued by a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, futures, exchange-traded funds, and the movements of certain indexes of securities based on a statistical analysis of the historical relationship.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of assets or liabilities)

Generally, the types of assets and liabilities utilizing Level 3 valuations are securities whose trading has been suspended or which has been de-listed from its primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions about the assumptions a market participant would use.

The tables summarizing the inputs used to value the Fund’s assets and liabilities measured at fair value as of June 30, 2010 and transfers among levels, if any, are incorporated within each Fund’s Portfolio of Investments. During the six months ended June 30, 2010, there were no changes to valuation techniques described above and the related inputs.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes, as applicable). Discounts and premiums on debt securities are amortized using the interest method.

Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Investment income, realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets to both classes of shares.

d) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated among the affected Funds on the basis of relative net assets. Expenses directly attributable to a particular class of a Fund are charged directly to such class. All other expenses are borne pro rata on the basis of relative net assets by all classes of shares.

e) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

f) New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the new requirements will have on the Funds’ financial statement disclosures.

3. SECURITIES AND OTHER INVESTMENTS

a) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of mortgage-backed securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of June 30, 2010, only Investment Grade Bond Fund had open MDR transactions.

b) Real Estate Investment Trusts

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other Funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

c) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of June 30, 2010, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, Invesco Small Cap Growth Fund, Ibbotson Moderate Fund and Ibbotson Balanced Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

d) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the counterparty to the purchase transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transactions. Unsettled sales commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses on the Fund’s Statement of Assets and Liabilities. As of June 30, 2010, there were no outstanding when issued or forward sales contracts.

e) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect changes in inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. At June 30, 2010, Investment Grade Bond Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund held TIPS as listed on each Fund’s Portfolio of Investments.

f) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities with investment results that are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on direct investments by foreigners. To the extent that the Funds invest in equity-linked securities having returns that correspond to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At June 30, 2010, only AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

g) Loan Participations and Assignments

Certain Funds may invest in senior loans in the form of participations (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a co-lender.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. As of June 30, 2010, only PIMCO High Yield Fund had open senior loans as listed on the Fund’s Portfolio of Investments.

4. PRINCIPAL INVESTMENT RISKS

In the normal course of pursuing their investment objectives, the Funds may trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market or equity risk), failure of the other party to a transaction to perform or a decline in credit quality of the issuer (counterparty and credit risk), fluctuations in the value of foreign currencies (foreign currency exchange risk) and unfavorable changes in interest rates (interest rate risk). The potential loss due to any of these risks could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets which potentially expose the Funds to credit risk consist principally of cash due from counterparties and investments. In addition, investing in foreign markets may also involve special risks and considerations not typically associated with investing in the U.S. such as high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Counterparty risk, the type of credit risk associated with a default by an institution or other entity with which the Funds have unsettled or open transactions, is managed through evaluation of each counterparty prior to entering into transactions with them. Transactions in listed securities are generally settled/paid for upon delivery using approved counterparties. The risk of loss would generally be considered low as the trades will fail if either party fails to meet its obligation.

The Funds may also restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Funds attempt to reduce exposure to counterparty credit risk by entering into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties for certain OTC derivative and foreign exchange contract transactions. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Early termination could be detrimental to the Funds.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on the Funds’ objectives and strategies for using derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations, and cash flows. The derivative instruments outstanding as of June 30, 2010, as disclosed in the notes to each applicable Fund’s Portfolio of Investments, and

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

the amount of realized and unrealized gains and losses on derivative instruments during the six months ended June 30, 2010, as disclosed in each Fund’s Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

The following is a summary of the fair valuations of the Funds’ financial derivative instruments (not accounted for as hedging instruments under U.S. GAAP) categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2010:

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Short Duration	Futures Contracts(a)	$1,073,027	$—	$—	$—	$1,073,027

	Total Value	$1,073,027	$—	$—	$—	$1,073,027

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$345,576	$—	$—	$345,576
	Futures Contracts(a)	346,613	—	—	—	346,613
	Swap Contracts(c)	—	—	385,317	—	385,317

	Total Value	$346,613	$345,576	$385,317	$—	$1,077,506

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$1,449,266	$—	$—	$1,449,266
	Futures Contracts(a)	2,670,588	—	—	—	2,670,588
	Swap Contracts(c)	717,093	—	22,024	—	739,117

	Total Value	$3,387,681	$1,449,266	$22,024	$—	$4,858,971

AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(b)	$—	$122,298	$—	$—	$122,298
	Futures Contracts(a)	—	—	—	9,907	9,907

	Total Value	$—	$122,298	$—	$9,907	$132,205

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$239,986	$—	$—	$239,986
	Futures Contracts(a)	497,843	—	—	—	497,843
	Purchased Option Contracts(d)	838	—	—	—	838
	Swap Contracts(c)	1,458,088	—	—	—	1,458,088

	Total Value	$1,956,769	$239,986	$—	$—	$2,196,755

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) of futures as reported in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

(c)	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.
(d)	Statement of Assets and Liabilities location: Investments, at value.

	Liability Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$(487,056)	$(487,056)

	Total Value	$—	$—	$—	$(487,056)	$(487,056)

Goldman Sachs Short Duration	Futures Contracts(a)	$(1,283,147)	$—	$—	$—	$(1,283,147)

	Total Value	$(1,283,147)	$—	$—	$—	$(1,283,147)

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$(39,862)	$—	$—	$(39,862)
	Swap Contracts(c)	—	—	(7,734)	—	(7,734)

	Total Value	$—	$(39,862)	$(7,734)	$—	$(47,596)

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$(375,922)	$—	$—	$(375,922)
	Swap Contracts(c)	—	—	(136,461)	—	(136,461)
	Written Option Contracts(d)	(1,621,760)	(55,695)	(876)	—	(1,678,331)

	Total Value	$(1,621,760)	$(431,617)	$(137,337)	$—	$(2,190,714)

AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(b)	$—	$(61,033)	$—	$—	$(61,033)
	Futures Contracts(a)	—	—	—	(4,775)	(4,775)

	Total Value	$—	$(61,033)	$—	$(4,775)	$(65,808)

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$(1,573)	$—	$—	$(1,573)
	Futures Contracts(a)	(886,570)	—	—	—	(886,570)
	Swap Contracts(c)	(2,085,105)	—	—	—	(2,085,105)
	Written Option Contracts(d)	(345,223)	—	—	—	(345,223)

	Total Value	$(3,316,898)	$(1,573)	$—	$—	$(3,318,471)

(a)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Amount includes cumulative appreciation (depreciation) of futures as reported in each Fund’s Portfolio of Investments.
(b)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(c)	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.
(d)	Statement of Assets and Liabilities location: Options written.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2010:

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$613,846	$613,846

	Total Value	$—	$—	$—	$613,846	$613,846

Goldman Sachs Short Duration	Futures Contracts(a)	$2,397,154	$—	$—	$—	$2,397,154

	Total Value	$2,397,154	$—	$—	$—	$2,397,154

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$470,727	$—	$—	$470,727
	Futures Contracts(a)	325,783	—	—	—	325,783
	Swap Contracts(c)	—	—	632,937	—	632,937
	Written Option Contracts(d)	236,691	—	—	—	236,691

	Total Value	$562,474	$470,727	$632,937	$—	$1,666,138

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$569,929	$—	$—	$569,929
	Futures and Options on Futures Contracts(a)	5,888,944	—	—	—	5,888,944
	Swap Contracts(c)	1,030,160	—	42,023	—	1,072,183
	Written Option Contracts(d)	1,233,475	81,665	—	—	1,315,140

	Total Value	$8,152,579	$651,594	$42,023	$—	$8,846,196

AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$(20,913)	$(20,913)

	Total Value	$—	$—	$—	$(20,913)	$(20,913)

BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$2,501,563	$—	$—	$2,501,563
	Futures Contracts(a)	697,899	—	—	—	697,899
	Purchased Option Contracts(e)	(62,047)	—	—	—	(62,047)
	Swap Contracts(c)	587,693	—	—	—	587,693
	Written Option Contracts(d)	6,973	—	—	—	6,973

	Total Value	$1,230,518	$2,501,563	$—	$—	$3,732,081

(a)	Statement of Operations location: Net realized gain (loss) from: Futures and options on futures, as applicable.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

(b)	Statement of Operations location: Net realized gain (loss) from: Foreign currency related transactions (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(c)	Statement of Operations location: Net realized gain (loss) from: Swaps.
(d)	Statement of Operations location: Net realized gain (loss) from: Written options.
(e)	Statement of Operations location: Net realized gain (loss) from: Investments.

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$(573,240)	$(573,240)

	Total Value	$—	$—	$—	$(573,240)	$(573,240)

Goldman Sachs Short Duration	Futures Contracts(a)	$(1,152,514)	$—	$—	$—	$(1,152,514)

	Total Value	$(1,152,514)	$—	$—	$—	$(1,152,514)

PIMCO High Yield	Forward Foreign Currency Exchange Contracts(b)	$—	$151,847	$—	$—	$151,847
	Futures Contracts(a)	(41,863)	—	—	—	(41,863)
	Swap Contracts(c)	—	—	(611,849)	—	(611,849)
	Written Option Contracts(d)	(76,399)	—	—	—	(76,399)

	Total Value	$(118,262)	$151,847	$(611,849)	$—	$(578,264)

PIMCO Total Return	Forward Foreign Currency Exchange Contracts(b)	$—	$826,258	$—	$—	$826,258
	Futures and Options on Futures Contracts(a)	3,001,211	—	—	—	3,001,211
	Swap Contracts(c)	745,547	—	(115,696)	—	629,851
	Written Option Contracts(d)	(650,952)	(11,020)	3,224	—	(658,748)

	Total Value	$3,095,806	$815,238	$(112,472)	$—	$3,798,572

AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(b)	$—	$61,265	$—	$—	$61,265
	Futures Contracts(a)	—	—	—	(36,712)	(36,712)

	Total Value	$—	$61,265	$—	$(36,712)	$24,553

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock Inflation Protected Bond	Forward Foreign Currency Exchange Contracts(b)	$—	$257,391	$—	$—	$257,391
	Futures Contracts(a)	(640,947)	—	—	—	(640,947)
	Purchased Option Contracts(e)	(97,550)	—	—	—	(97,550)
	Swap Contracts(c)	(644,639)	—	—	—	(644,639)
	Written Option Contracts(d)	(66,943)	—	—	—	(66,943)

	Total Value	$(1,450,079)	$257,391	$—	$—	$(1,192,688)

(a)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Futures and options on futures, as applicable.
(b)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Assets and liabilities in foreign currencies (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(c)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Swaps.
(d)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Written options.
(e)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Investments.

a) Swap Agreements

Certain Funds may invest in swap agreements. Swap agreements are privately negotiated contracts between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency and interest rate risks. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The amount of collateral posted or received by a Fund, as noted on each applicable Fund’s Portfolio of Investments, is generally subject to certain minimum requirements as determined between the Fund and each counterparty.

The value of the swap is adjusted daily based upon quotations from an independent pricing vendor and is recorded as unrealized appreciation or depreciation on the Fund’s Statement of Assets and Liabilities. Upfront swap premium payments paid or received by the Fund, if any, are recorded as such on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap contract to compensate for differences between stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap contract. Under the terms of the swap contracts, the Fund receives or makes net periodic payments which are included as part of realized gains or losses on the Fund’s Statement of Operations. Liquidation payments received or made upon termination of the swap contract are recorded as realized gain or loss in the Fund’s Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Operations. Swap agreements are also subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness

NOTES TO FINANCIAL STATEMENTS (Continued)
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deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty.

The Funds may enter into certain interest rate, total return and credit default swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level, which may result in a payment by the Funds for those swaps in a net liability position.

(i) Credit Default Swap Agreements

Certain Funds may enter into credit default swap agreements. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to provide comparable exposure to fixed income securities that might not be available in primary markets, to add leverage to the portfolio, or to hedge the risk of default on other securities held by the Fund. A credit default swap is a contract between a buyer and a seller of protection against a predefined credit event. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a U.S. or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate and sovereign issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of certain credit events in respect of or default of all or part of the referenced entities comprising the credit index. A credit index is a list or a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Index credit default swaps that reference asset-backed or mortgage-backed instruments may require payments in the event of a write-down, principal or interest shortfall in respect of the underlying instruments. Index credit default swaps that reference corporate entities or instruments generally include the same credit events that would be contained in a single-name credit default swap on the relevant corporate entity or instruments. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

NOTES TO FINANCIAL STATEMENTS (Continued)
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The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which a Fund is the seller of protection are disclosed in each Fund’s Portfolio of Investments. At June 30, 2010, PIMCO High Yield Fund and PIMCO Total Return Fund had open credit default swap contracts and were the sellers of protection. As disclosed in the notes to the PIMCO High Yield Fund’s Portfolio of Investments and PIMCO Total Return Fund’s Portfolio of Investments, the aggregate market values of credit default swap contracts in net liability positions where each Fund is a seller of protection as of June 30, 2010 was $(105,219) and $(49,359), respectively. There was no collateral posted for these swap contracts. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-contingent features would have been triggered and PIMCO High Yield Fund and PIMCO Total Return Fund would have been required to pay $1,350,000 and $5,900,000, respectively, representing 1.0% of each Fund’s net assets on June 30, 2010 to settle these swaps. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

(ii) Interest Rate Swap Agreements

Certain Funds may enter into interest rate swap agreements to manage the interest rate risk inherent in the Fund’s underlying investments such as fixed rate bonds. The value of these bonds may decrease if interest rates rise. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

As of June 30, 2010, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open interest rate swap agreements as listed on each Fund’s Portfolio of Investments.

(iii) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of June 30, 2010, only BlackRock Inflation Protected Bond Fund had outstanding total return swap agreements as listed on the Fund’s Portfolio of Investments.

b) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to enhance total return, to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts are agreements to purchase or sell a specified currency at a specified future date and a price set at the time of the contract. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under these contracts.

The value of forward foreign currency exchange contracts is translated into U.S. dollars. The change in market values of forward foreign currency exchange contracts is recorded as unrealized appreciation (depreciation) on assets and liabilities in foreign currencies on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss from foreign currency related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included in realized gain/(loss) on foreign currency related transactions on the Statement of Operations.

As of June 30, 2010, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open forward foreign currency exchange contracts as listed on each Fund’s Portfolio of Investments.

c) Futures

Certain Funds may enter into futures contracts. A Fund may enter into futures contracts as a hedge against changes in interest rates or securities prices, for duration management, and return enhancement purposes. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse, regulated and approved by the Commodity Futures Trading Commission, in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). Certain risks may arise upon entering into futures contracts, including the risk that an illiquid commodity market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) made or received by the Fund are dependent upon the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses in the Fund’s Statement of Operations. The value of futures contracts will be the sum of the initial margin plus or minus the difference between the value of the futures contract on the valuation date and the value on the date the futures contract is originated. Futures contracts involve, to a varying degree, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

As of June 30, 2010, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open futures contracts as listed on each Fund’s Portfolio of Investments.

d) Options

Certain Funds may enter into 1) call and put option contracts on securities, futures, commodities, currencies or swaps (“swaptions”) it owns or in which it may invest and 2) inflation caps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio investments; as a temporary substitute for purchasing or selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; or to enhance total return. An option contract is a

NOTES TO FINANCIAL STATEMENTS (Continued)
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contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price within a specified period of time. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instruments. Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon swap agreement at any time before or upon the expiration of the option. Certain options will require cash settlement by the Fund if the option is exercised. The purpose of an inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under option contracts.

The Fund pays a premium as cost for a purchased put or call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. When a Fund writes an inflation cap and a call or put option, an amount equal to the premium received is recorded as a liability on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Realized gain or loss is recognized on the Statement of Operations when the option contract expires or is closed.

As of June 30, 2010, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open purchased option, written option, swaption and inflation floor contracts as listed on each Fund’s Portfolio of Investments.

Transactions in options and swaptions written during the six months ended June 30, 2010 were as follows:

PIMCO High Yield Fund	Number of Contracts	Notional Par	Premium Amount
Beginning of period	8	$26,100,000	$236,692
Written	—	—	—
Bought back	(8)	(16,100,000)	(149,307)
Expired	—	(10,000,000)	(87,385)
Exercised	—	—	—

End of period	—	$—	$—

PIMCO Total Return Fund	Number of Contracts	Notional Par	Premium Amount
Beginning of period	2,200,314	$87,900,000	$997,851
Written	13,100,362	165,700,000	1,324,788
Bought back	(2,200,496)	(86,000,000)	(1,039,844)
Expired	(8,600,026)	(29,200,000)	(292,702)
Exercised	(22)	—	—

End of period	4,500,132	$138,400,000	$990,093

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

BlackRock Inflation Protected Bond Fund	Number of Contracts	Notional Par	Premium Amount
Beginning of period	270	$6,600,000	$391,727
Written	—	—	—
Bought back	(270)	—	(66,677)
Expired	—	—	—
Exercised	—	—	—

End of period	—	$6,600,000	$325,050

6. INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory or investment advisory and management agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada U.S. Operations Holdings, Inc. (“Sun Life U.S. Ops Holdco”), a holding company. Sun Life Financial Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life U.S. Ops Holdco and the Adviser. The Adviser, at its own cost, has retained Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Oppenheimer Funds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund and the Oppenheimer Large Cap Core Fund and OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., as sub-subadviser to the Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund; Columbia Management Investment Advisers, LLC, as subadviser for the Columbia Small Cap Value Fund; Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund and PIMCO Total Return Fund; Invesco Advisers, Inc., as subadviser for Invesco Small Cap Growth Fund; AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; and Ibbotson Associates, Inc., as subadviser for the Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following fourteen Funds pay an investment advisory fee monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

Fund	Asset Level	Fee
Investment Grade Bond	All	0.60%

Money Market	All	0.50%

Global Real Estate	All	0.95%

Davis Venture Value	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Asset Level	Fee
Oppenheimer Large Cap Core	All	0.70%

WMC Large Cap Growth	$0-$750 million over $750 million	0.75% 0.70%

WMC Blue Chip Mid Cap	$0-$300 million over $300 million	0.80% 0.75%

Columbia Small Cap Value	$0-$250 million over $250 million	0.90% 0.85%

Invesco Small Cap Growth	$0-$250 million over $250 million	0.95% 0.90%

AllianceBernstein International Value	All	0.63%

Ibbotson Moderate	All	0.125%

Ibbotson Balanced	All	0.125%

Ibbotson Growth	All	0.125%

Under the investment advisory and management agreements, the following six Funds pay a unified management fee to the Adviser on a quarterly basis for its advisory and management services. Each fee is calculated based on the annual stated percentage of the Fund’s average daily net assets, as follows:

Fund	Asset Level	Fee
Lord Abbett Growth & Income	All	0.87%

Goldman Sachs Mid Cap Value	All	1.05%

Goldman Sachs Short Duration	All	0.64%

PIMCO High Yield	All	0.74%

PIMCO Total Return	All	0.65%

BlackRock Inflation Protected Bond	All	0.65%

Out of a unified management fee, the Adviser pays for all of the ordinary expenses of managing and operating the fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

b) Limitations

The Adviser has contractually agreed (until at least April 30, 2011) to reduce its advisory or unified management fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Global Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
Oppenheimer Large Cap Core	0.90%	1.15%
WMC Large Cap Growth	0.81%	1.06%
WMC Blue Chip Mid Cap	1.00%	1.25%
Lord Abbett Growth & Income	0.87%	1.12%
Goldman Sachs Mid Cap Value	1.07%	1.32%
Goldman Sachs Short Duration	0.65%	0.90%
Columbia Small Cap Value	1.15%	1.40%
PIMCO High Yield	0.75%	1.00%
PIMCO Total Return	0.65%	0.90%
Invesco Small Cap Growth	1.15%	1.40%
AllianceBernstein International Value	0.75%	1.00%
BlackRock Inflation Protected Bond	0.65%	0.90%
Ibbotson Moderate	0.20%	0.45%
Ibbotson Balanced	0.20%	0.45%
Ibbotson Growth	0.20%	0.45%

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory or unified management fees waived and fund expenses paid on behalf of each fund during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its investment advisory fee and reimbursed certain operating expenses in the following amounts:

	Six Months Ended June 30, 2010		Two-year period ended December 31, 2009
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
Investment Grade Bond	$—	$—	$306,931		$—
Money Market	492,875	174,443	1,588,645		80,690
Global Real Estate	26,890	—	433,786		—
Davis Venture Value	—	—	257,756		—
Oppenheimer Main Street Small Cap	27,875	—	856,076		—
Oppenheimer Large Cap Core	9,195	—	180,861		55,013
WMC Large Cap Growth	112,878	—	479,615		—
WMC Blue Chip Mid Cap	6,306	—	265,880		—
Lord Abbett Growth & Income	18,940	—	44,863	*	—
Goldman Sachs Mid Cap Value	—	—	249	*	—

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Six Months Ended June 30, 2010		Two-year period ended December 31, 2009
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
Goldman Sachs Short Duration	$—	$—	$29,006	*	$—
Columbia Small Cap Value	37,652	—	123,074	**	52,104	**
PIMCO High Yield	—	—	3,031	*	—
PIMCO Total Return	13,489	—	19,888	**	—
Invesco Small Cap Growth	64,245	—	151,738	**	72,740	**
AllianceBernstein International Value	113,344	—	223,934	**	77,927	**
BlackRock Inflation Protected Bond	6,578	—	9,538	**	—
Ibbotson Moderate	68,878	—	160,616	**	47,279	**
Ibbotson Balanced	76,583	—	179,715	**	47,659	**
Ibbotson Growth	81,816	—	169,506	**	48,596	**

*	For the period March 7, 2008 (commencement of operations) to December 31, 2009.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2009.

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to the Trust’s underwriter, Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”). The fees of the Trust payable to Clarendon under the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Each independent trustee of the Trust is compensated by the Funds. The aggregate remuneration accrued and paid by the Funds to the independent trustees for the six months ended June 30, 2010 was $123,714 and $144,978, respectively, including out of pocket expenses. The Trust pays no compensation directly to those of its Trustees or officers who are affiliated with the Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are also officers and directors of the Adviser, and/or other companies affiliated with the Adviser.

7. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 2010, were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Investment Grade Bond	$97,481,240	$70,290,782	$50,275,675	$5,391,797
Global Real Estate	60,208,712	—	44,080,476	—
Davis Venture Value	110,253,788	—	49,777,458	—
Oppenheimer Main Street Small Cap	45,190,988	—	64,397,279	—

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Oppenheimer Large Cap Core	$89,303,586	$—	$53,668,022	$—
WMC Large Cap Growth	82,079,711	—	61,506,838	—
WMC Blue Chip Mid Cap	40,918,432	—	39,835,973	—
Lord Abbett Growth & Income	98,973,878	—	139,850,918	—
Goldman Sachs Mid Cap Value	81,181,696	—	61,910,691	—
Goldman Sachs Short Duration	173,385,382	379,630,213	142,523,370	344,943,155
Columbia Small Cap Value	58,149,937	—	49,458,111	—
PIMCO High Yield	40,456,915	—	22,700,957	—
PIMCO Total Return	159,181,618	699,085,356	67,024,242	607,096,492
Invesco Small Cap Growth	5,086,895	—	2,412,870	—
AllianceBernstein International Value	35,477,480	—	12,502,163	—
BlackRock Inflation Protected Bond	42,994,383	443,555,500	48,303,590	358,006,357
Ibbotson Moderate*	206,290,537	—	5,729,158	—
Ibbotson Balanced*	425,685,383	—	2,834,685	—
Ibbotson Growth*	86,515,746	—	15,350,555	—

*	Affiliated investment transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 2010 were $712,964,047 and $711,631,602, respectively.

8. AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At June 30, 2010, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 7 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations. Underlying funds managed by MFS seek to achieve capital appreciation by investing primarily in U.S. and foreign equity securities, including those in emerging markets.

9. LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement. Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the six months ended June 30, 2010, the following Funds had borrowings and incurred commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
Investment Grade Bond . . . . . . . .	$—	$—	—%	$490
Global Real Estate . . . . . . . .	113,000	624	1.43	538
Davis Venture Value. . . . . . . .	696,000	11,536	1.42	940
Oppenheimer Main Street Small Cap	8,062,000	133,823	1.49	455
Oppenheimer Large Cap Core	—	—	—	207

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
WMC Large Cap Growth	$921,000	$12,928	1.53%	$416
WMC Blue Chip Mid Cap	56,000	309	1.50	292
Lord Abbett Growth & Income	3,276,000	61,657	1.49	1,249
Goldman Sachs Mid Cap Value.	—	—	—	540
Goldman Sachs Short Duration	556,000	3,072	1.43	2,445
Columbia Small Cap Value	120,000	663	1.56	101
PIMCO High Yield	38,000	210	1.43	297
PIMCO Total Return	522,000	2,884	1.50	1,069
Invesco Small Cap Growth	—	—	—	49
AllianceBernstein International Value	—	—	—	148
BlackRock Inflation Protected Bond	422,000	6,994	1.48	511
Ibbotson Moderate	5,284,000	36,586	1.53	905
Ibbotson Balanced	2,835,000	46,989	1.42	1,404
Ibbotson Growth	6,228,000	128,939	1.52	1,091

As of June 30, 2010, Columbia Small Cap Value Fund and Ibbotson Growth Fund had open borrowings under this Agreement of $120,000 and $692,000, respectively, as noted on each Fund’s Statement of Assets and Liabilities.

10. SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Investment Grade Bond Fund (shares)
Shares sold	8,600,774	11,185,943	2,838,229	4,491,182
Shares issued as reinvestment of distributions	331,593	416,021	132,971	191,092
Shares redeemed	(490,436)	(1,077,204)	(238,159)	(324,991)

Net increase (decrease) in shares outstanding	8,441,931	10,524,760	2,733,041	4,357,283
Beginning of period	15,106,417	4,581,657	7,039,119	2,681,836

End of period	23,548,348	15,106,417	9,772,160	7,039,119

Investment Grade Bond Fund ($)
Net proceeds from sales	$78,989,038	$95,812,537	$26,284,782	$39,095,291
Net proceeds on reinvestment of distributions	3,057,194	3,607,789	1,234,495	1,664,422
Shares redeemed	(4,517,740)	(9,011,151)	(2,208,397)	(2,700,076)

Net increase (decrease) in net assets	$77,528,492	$90,409,175	$25,310,880	$38,059,637

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Money Market Fund (shares)
Shares sold	39,701,914	50,417,264	46,272,311	105,833,678
Shares issued as reinvestment of distributions	105,209	331,634	—	8,299
Shares redeemed	(44,194,688)	(113,149,690)	(39,913,991)	(43,671,150)

Net increase (decrease) in shares outstanding	(4,387,565)	(62,400,792)	6,358,320	62,170,827
Beginning of period	87,989,958	150,390,750	116,305,089	54,134,262

End of period	83,602,393	87,989,958	122,663,409	116,305,089

Money Market Fund ($)
Net proceeds from sales	$39,701,914	$50,417,264	$46,272,311	$105,833,678
Net proceeds on reinvestment of distributions	105,209	331,634	—	8,299
Shares redeemed	(44,194,688)	(113,149,690)	(39,913,991)	(43,671,150)

Net increase (decrease) in net assets	$(4,387,565)	$(62,400,792)	$6,358,320	$62,170,827

Global Real Estate Fund (shares)
Shares sold	1,891,361	4,108,295	271,072	3,685,040
Shares issued as reinvestment of distributions	—	287,905	—	417,264
Shares redeemed	(549,266)	(1,930,311)	(693,615)	(5,741,347)

Net increase (decrease) in shares outstanding	1,342,095	2,465,889	(422,543)	(1,639,043)
Beginning of period	7,564,803	5,098,914	11,338,761	12,977,804

End of period	8,906,898	7,564,803	10,916,218	11,338,761

Global Real Estate Fund ($)
Net proceeds from sales	$20,947,669	$34,655,047	$3,216,080	$22,154,045
Net proceeds on reinvestment of distributions	—	3,025,884	—	4,786,025
Shares redeemed	(6,078,420)	(17,463,407)	(8,361,709)	(58,113,756)

Net increase (decrease) in net assets	$14,869,249	$20,217,524	$(5,145,629)	$(31,173,686)

Davis Venture Value Fund (shares)
Shares sold	5,700,334	10,680,746	1,449,492	13,579,231
Shares issued as reinvestment of distributions	—	37,207	—	28,743
Shares redeemed	(328,957)	(828,912)	(756,483)	(1,526,348)

Net increase (decrease) in shares outstanding	5,371,377	9,889,041	693,009	12,081,626
Beginning of period	13,709,275	3,820,234	21,940,742	9,859,116

End of period	19,080,652	13,709,275	22,633,751	21,940,742

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Davis Venture Value Fund ($)
Net proceeds from sales	$61,680,925	$98,509,305	$15,586,582	$114,619,412
Net proceeds on reinvestment of distributions	—	375,796	—	290,015
Shares redeemed	(3,589,173)	(7,382,976)	(8,209,619)	(14,347,405)

Net increase (decrease) in net assets	$58,091,752	$91,502,125	$7,376,963	$100,562,022

Oppenheimer Main Street Small Cap Fund (shares)
Shares sold	198,772	1,248,829	80,916	2,693,263
Shares issued as reinvestment of distributions	—	2,426	—	7,063
Shares redeemed	(594,778)	(1,594,457)	(1,409,783)	(4,830,748)

Net increase (decrease) in shares outstanding	(396,006)	(343,202)	(1,328,867)	(2,130,422)
Beginning of period	4,624,986	4,968,188	12,904,443	15,034,865

End of period	4,228,980	4,624,986	11,575,576	12,904,443

Oppenheimer Main Street Small Cap Fund ($)
Net proceeds from sales	$2,142,713	$10,256,665	$910,611	$16,128,126
Net proceeds on reinvestment of distributions	—	24,361	—	70,061
Shares redeemed	(6,601,765)	(13,291,807)	(15,619,664)	(42,022,757)

Net increase (decrease) in net assets	$(4,459,052)	$(3,010,781)	$(14,709,053)	$(25,824,570)

Oppenheimer Large Cap Core Fund (shares)
Shares sold	4,034,696	7,834,541	335,559	850,101
Shares issued as reinvestment of distributions	—	76,567	—	8,853
Shares redeemed	(40,091)	(378,097)	(124,384)	(160,112)

Net increase (decrease) in shares outstanding	3,994,605	7,533,011	211,175	698,842
Beginning of period	8,781,396	1,248,385	1,422,949	724,107

End of period	12,776,001	8,781,396	1,634,124	1,422,949

Oppenheimer Large Cap Core Fund ($)
Net proceeds from sales	$33,156,861	$54,434,294	$2,842,864	$6,062,955
Net proceeds on reinvestment of distributions	—	619,650	—	73,322
Shares redeemed	(333,106)	(2,749,134)	(1,059,120)	(1,077,506)

Net increase (decrease) in net assets	$32,823,755	$52,304,810	$1,783,744	$5,058,771

WMC Large Cap Growth Fund (shares)
Shares sold	4,717,895	13,334,566	123,076	247,637
Shares issued as reinvestment of distributions	—	26,292	—	4,445
Shares redeemed	(1,519,502)	(829,734)	(249,176)	(664,821)

Net increase (decrease) in shares outstanding	3,198,393	12,531,124	(126,100)	(412,739)
Beginning of period	18,350,627	5,819,503	2,208,247	2,620,986

End of period	21,549,020	18,350,627	2,082,147	2,208,247

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
WMC Large Cap Growth Fund ($)
Net proceeds from sales	$38,297,735	$91,673,236	$1,008,483	$1,673,407
Net proceeds on reinvestment of distributions	—	197,983	—	33,289
Shares redeemed	(12,816,159)	(5,576,567)	(2,049,724)	(4,435,351)

Net increase (decrease) in net assets	$25,481,576	$86,294,652	$(1,041,241)	$(2,728,655)

WMC Blue Chip Mid Cap Fund (shares)
Shares sold	1,022,178	2,493,643	85,091	429,406
Shares issued as reinvestment of distributions	—	1,443	—	850
Shares redeemed	(611,012)	(1,168,027)	(401,922)	(444,353)

Net increase (decrease) in shares outstanding	411,166	1,327,059	(316,831)	(14,097)
Beginning of period	6,247,928	4,920,869	3,335,675	3,349,772

End of period	6,659,094	6,247,928	3,018,844	3,335,675

WMC Blue Chip Mid Cap Fund ($)
Net proceeds from sales	$13,000,788	$25,342,933	$1,098,115	$4,068,254
Net proceeds on reinvestment of distributions	—	16,377	—	9,615
Shares redeemed	(7,786,598)	(11,534,225)	(5,134,682)	(4,663,862)

Net increase (decrease) in net assets	$5,214,190	$13,825,085	$(4,036,567)	$(585,993)

Lord Abbett Growth & Income Fund (shares)(a)
Shares sold	2,879,454	14,884,765	532,827	928,732
Subscriptions in-kind	—	61,521,818	—	—
Shares issued as reinvestment of distributions	—	6,551,173	—	120,741
Shares redeemed	(7,279,832)	(16,973,942)	(225,447)	(165,243)

Net increase (decrease) in shares outstanding	(4,400,378)	65,983,814	307,380	884,230
Beginning of period	66,298,532	314,718	1,254,127	369,897

End of period	61,898,154	66,298,532	1,561,507	1,254,127

Lord Abbett Growth & Income Fund ($)(a)
Net proceeds from sales	$21,716,344	$80,394,556	$4,286,282	$6,630,141
Subscriptions in-kind	—	342,061,308	—	—
Net proceeds on reinvestment of distributions	—	49,526,868	—	911,598
Shares redeemed	(57,414,513)	(122,254,652)	(1,716,041)	(1,317,548)

Net increase (decrease) in net assets	$(35,698,169)	$349,728,080	$2,570,241	$6,224,191

Goldman Sachs Mid Cap Value Fund (shares)(a)
Shares sold	4,237,319	10,009,062	691,395	1,857,700
Subscriptions in-kind	—	15,162,792	—	—
Shares issued as reinvestment of distributions	—	2,136,646	—	204,336
Shares redeemed	(2,310,994)	(4,239,802)	(437,812)	(345,461)

Net increase (decrease) in shares outstanding	1,926,325	23,068,698	253,583	1,716,575
Beginning of period	24,006,000	937,302	2,359,070	642,495

End of period	25,932,325	24,006,000	2,612,653	2,359,070

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Goldman Sachs Mid Cap Value Fund ($)(a)
Net proceeds from sales	$35,295,208	$69,508,915	$5,810,564	$13,457,586
Subscriptions in-kind	—	86,276,287	—	—
Net proceeds on reinvestment of distributions	—	17,199,998	—	1,642,863
Shares redeemed	(19,313,848)	(30,422,726)	(3,673,232)	(2,646,987)

Net increase (decrease) in net assets	$15,981,360	$142,562,474	$2,137,332	$12,453,462

Goldman Sachs Short Duration Fund (shares)
Shares sold	10,356,877	95,717,794	2,246,289	5,195,337
Shares issued as reinvestment of distributions	801,076	1,824,407	90,497	219,420
Shares redeemed	(8,611,967)	(17,954,165)	(667,783)	(1,182,738)

Net increase (decrease) in shares outstanding	2,545,986	79,588,036	1,669,003	4,232,019
Beginning of period	84,977,752	5,389,716	10,493,826	6,261,807

End of period	87,523,738	84,977,752	12,162,829	10,493,826

Goldman Sachs Short Duration Fund ($)
Net proceeds from sales	$106,531,120	$972,599,536	$23,109,561	$53,062,733
Net proceeds on reinvestment of distributions	8,250,624	18,720,907	931,163	2,248,123
Shares redeemed	(88,623,595)	(183,043,674)	(6,868,432)	(12,026,447)

Net increase (decrease) in net assets	$26,158,149	$808,276,769	$17,172,292	$43,284,409

Columbia Small Cap Value Fund (shares)
Shares sold	753,187	4,559,288	265,148	660,894
Shares issued as reinvestment of distributions	—	103,698	—	19,272
Shares redeemed	(137,089)	(1,862,200)	(100,877)	(182,795)

Net increase (decrease) in shares outstanding	616,098	2,800,786	164,271	497,371
Beginning of period	3,342,225	541,439	676,003	178,632

End of period	3,958,323	3,342,225	840,274	676,003

Columbia Small Cap Value Fund ($)
Net proceeds from sales	$7,911,886	$38,421,162	$2,784,971	$5,541,210
Net proceeds on reinvestment of distributions	—	1,059,787	—	196,965
Shares redeemed	(1,385,889)	(18,513,699)	(1,039,538)	(1,769,047)

Net increase (decrease) in net assets	$6,525,997	$20,967,250	$1,745,433	$3,969,128

PIMCO High Yield Fund (shares)
Shares sold	2,734,153	12,167,657	458,035	1,535,138
Shares issued as reinvestment of distributions	405,294	863,319	97,005	242,170
Shares redeemed	(1,033,968)	(3,651,290)	(404,490)	(692,874)

Net increase (decrease) in shares outstanding	2,105,479	9,379,686	150,550	1,084,434
Beginning of period	9,767,948	388,262	2,608,495	1,524,061

End of period	11,873,427	9,767,948	2,759,045	2,608,495

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
PIMCO High Yield Fund ($)
Net proceeds from sales	$26,065,504	$100,264,761	$4,391,925	$13,216,870
Net proceeds on reinvestment of distributions	3,858,881	7,862,861	923,801	2,182,809
Shares redeemed	(9,789,180)	(31,827,180)	(3,843,187)	(6,196,259)

Net increase (decrease) in net assets	$20,135,205	$76,300,442	$1,472,539	$9,203,420

PIMCO Total Return Fund (shares)
Shares sold	7,397,293	12,682,052	9,067,633	20,320,071
Shares issued as reinvestment of distributions	149,496	318,228	200,674	496,571
Shares redeemed	(245,646)	(1,194,947)	(1,000,893)	(481,250)

Net increase (decrease) in shares outstanding	7,301,143	11,805,333	8,267,414	20,335,392
Beginning of period	13,116,015	1,310,682	22,079,795	1,744,403

End of period	20,417,158	13,116,015	30,347,209	22,079,795

PIMCO Total Return Fund ($)
Net proceeds from sales	$83,182,919	$137,256,966	$102,083,205	$220,437,166
Net proceeds on reinvestment of distributions	1,695,321	3,496,227	2,275,032	5,461,863
Shares redeemed	(2,777,036)	(12,737,635)	(11,342,659)	(5,218,139)

Net increase (decrease) in net assets	$82,101,204	$128,015,558	$93,015,578	$220,680,890

Invesco Small Cap Growth Fund (shares)
Shares sold	297,010	2,139,249	147,116	642,199
Shares issued as reinvestment of distributions	—	42,061	—	20,866
Shares redeemed	(105,701)	(1,151,197)	(55,013)	(189,830)

Net increase (decrease) in shares outstanding	191,309	1,030,113	92,103	473,235
Beginning of period	1,367,213	337,100	679,049	205,814

End of period	1,558,522	1,367,213	771,152	679,049

Invesco Small Cap Growth Fund ($)
Net proceeds from sales	$3,004,982	$17,852,894	$1,471,235	$5,545,347
Net proceeds on reinvestment of distributions	—	408,415	—	201,982
Shares redeemed	(1,030,278)	(10,858,399)	(535,667)	(1,744,019)

Net increase (decrease) in net assets	$1,974,704	$7,402,910	$935,568	$4,003,310

AllianceBernstein International Value Fund (shares)
Shares sold	2,419,339	4,771,893	98,988	184,843
Shares issued as reinvestment of distributions	—	246,823	—	7,134
Shares redeemed	(196,274)	(573,626)	(23,517)	(281,329)

Net increase (decrease) in shares outstanding	2,223,065	4,445,090	75,471	(89,352)
Beginning of period	5,678,230	1,233,140	169,780	259,132

End of period	7,901,295	5,678,230	245,251	169,780

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
AllianceBernstein International Value Fund ($)
Net proceeds from sales	$22,318,360	$40,083,978	$923,443	$1,633,385
Net proceeds on reinvestment of distributions	—	2,436,542	—	70,375
Shares redeemed	(1,845,788)	(5,181,425)	(217,299)	(2,902,959)

Net increase (decrease) in net assets	$20,472,572	$37,339,095	$706,144	$(1,199,199)

BlackRock Inflation Protected Bond Fund (shares)
Shares sold	5,385,290	9,577,023	4,206,376	7,285,641
Shares issued as reinvestment of distributions	128,179	272,217	80,441	175,494
Shares redeemed	(170,784)	(411,460)	(495,777)	(252,520)

Net increase (decrease) in shares outstanding	5,342,685	9,437,780	3,791,040	7,208,615
Beginning of period	10,279,716	841,936	7,641,999	433,384

End of period	15,622,401	10,279,716	11,433,039	7,641,999

BlackRock Inflation Protected Bond Fund ($)
Net proceeds from sales	$56,114,450	$96,862,111	$43,890,012	$74,124,269
Net proceeds on reinvestment of distributions	1,347,979	2,798,749	844,672	1,803,199
Shares redeemed	(1,803,194)	(4,267,952)	(5,173,845)	(2,558,702)

Net increase (decrease) in net assets	$55,659,235	$95,392,908	$39,560,839	$73,368,766

Ibbotson Moderate Fund (shares)
Shares sold	8,858	155,902	18,462,213	29,858,809
Shares issued as reinvestment of distributions	—	403	—	8,950
Shares redeemed	(8,913)	(5,200)	(581,802)	(217,241)

Net increase (decrease) in shares outstanding	(55)	151,105	17,880,411	29,650,518
Beginning of period	156,155	5,050	33,350,123	3,699,605

End of period	156,100	156,155	51,230,534	33,350,123

Ibbotson Moderate Fund ($)
Net proceeds from sales	$98,756	$1,610,584	$205,014,586	$293,244,934
Net proceeds on reinvestment of distributions	—	4,245	—	94,422
Shares redeemed	(99,301)	(55,236)	(6,535,353)	(2,168,940)

Net increase (decrease) in net assets	$(545)	$1,559,593	$198,479,233	$291,170,416

Ibbotson Balanced Fund (shares)
Shares sold	53,736	44,827	37,108,261	46,286,079
Shares issued as reinvestment of distributions	—	51	—	7,328
Shares redeemed	(1,480)	(11,574)	(299,838)	(14,111)

Net increase (decrease) in shares outstanding	52,256	33,304	36,808,423	46,279,296
Beginning of period	39,450	6,146	50,555,261	4,275,965

End of period	91,706	39,450	87,363,684	50,555,261

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Ibbotson Balanced Fund ($)
Net proceeds from sales	$617,210	$456,674	$421,552,293	$458,013,309
Net proceeds on reinvestment of distributions	—	548	—	78,554
Shares redeemed	(16,815)	(107,698)	(3,277,067)	(127,291)

Net increase (decrease) in net assets	$600,395	$349,524	$418,275,226	$457,964,572

Ibbotson Growth Fund (shares)
Shares sold	90,516	27,376	7,422,533	36,360,653
Shares issued as reinvestment of distributions	—	58	—	7,506
Shares redeemed	(16,193)	(11,861)	(1,503,821)	(226,939)

Net increase (decrease) in shares outstanding	74,323	15,573	5,918,712	36,141,220
Beginning of period	25,946	10,373	39,883,256	3,742,036

End of period	100,269	25,946	45,801,968	39,883,256

Ibbotson Growth Fund ($)
Net proceeds from sales	$1,035,110	$273,347	$84,203,972	$355,226,003
Net proceeds on reinvestment of distributions	—	620	—	80,391
Shares redeemed	(188,793)	(125,048)	(16,968,980)	(2,349,550)

Net increase (decrease) in net assets	$846,317	$148,919	$67,234,992	$352,956,844

(a)	During the year ended December 31, 2009, Lord Abbett Growth & Income Fund and Goldman Sachs Mid Cap Value Fund received securities with a value of $342,061,308 and $86,276,287, respectively, in exchange for 61,521,818 and 15,162,792 fund shares, respectively. Pursuant to a substitution order granted by the Securities and Exchange Commission, these assets were transferred from other third party funds that serve as investment options for certain Sun Life variable insurance products.

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. As a result, no provision for income taxes is required.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

At December 31, 2009, the following Funds had available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains in each succeeding year or until their respective expiration dates, whichever occurs first, as follows:

	Expires December 31,
Fund	2016	2017
Global Real Estate	$—	$91,289,869
Davis Venture Value	—	9,362,329
Oppenheimer Main Street Small Cap	17,617,847	29,078,291
WMC Large Cap Growth	17,593,194	3,895,483
WMC Blue Chip Mid Cap	5,601,758	12,686,824

Under current tax law, certain capital or currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2009, the following Funds elected to defer net losses arising between November 1, 2009 and December 31, 2009.

Fund	Amount
Investment Grade Bond	$9,375
Money Market	47
Global Real Estate	369,141
Davis Venture Value	3,049,084
Oppenheimer Main Street Small Cap	21,464
Oppenheimer Large Cap Core	126,297
WMC Large Cap Growth	201,431

The Investment Grade Bond Fund, Money Market Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund declare dividends from net investment income, if any, daily and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The identified cost of investments and their respective gross unrealized appreciation and depreciation for federal income tax purposes at June 30, 2010 were the same as for financial reporting purposes as follows:

	Identified Cost	Gross Unrealized		Net Appreciation/ (Depreciation)
Fund		Appreciation	(Depreciation)
Investment Grade Bond	$374,583,582	$9,995,560	$(2,818,779)	$7,176,781
Money Market	205,407,354	—	—	—
Global Real Estate	205,110,215	29,931,116	(14,516,504)	15,414,612
Davis Venture Value	396,662,570	32,089,332	(11,812,623)	20,276,709
Oppenheimer Main Street Small Cap	149,762,777	22,507,182	(8,896,713)	13,610,469
Oppenheimer Large Cap Core	117,876,744	3,740,198	(8,630,685)	(4,890,487)
WMC Large Cap Growth	180,165,325	10,853,263	(9,862,808)	990,455
WMC Blue Chip Mid Cap	107,473,154	12,853,101	(4,315,256)	8,537,845
Lord Abbett Growth & Income	392,785,685	78,164,073	(19,378,128)	58,785,945

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Identified Cost	Gross Unrealized		Net Appreciation/ (Depreciation)
Fund		Appreciation	(Depreciation)
Goldman Sachs Mid Cap Value	$203,851,133	$28,231,150	$(8,739,167)	$19,491,983
Goldman Sachs Short Duration	1,008,437,584	15,757,299	(924,511)	14,832,788
Columbia Small Cap Value	53,767,903	342,757	(7,705,586)	(7,362,829)
PIMCO High Yield	128,360,079	10,193,311	(1,206,989)	8,986,322
PIMCO Total Return	625,324,128	15,596,215	(1,602,066)	13,994,149
Invesco Small Cap Growth	21,956,102	1,896,096	(1,307,822)	588,274
AllianceBernstein International Value	72,632,357	2,441,559	(6,976,639)	(4,535,080)
BlackRock Inflation Protected Bond	282,696,282	4,936,298	(1,861,353)	3,074,945
Ibbotson Moderate	540,159,986	20,188,002	(1,767,520)	18,420,482
Ibbotson Balanced	936,178,533	24,960,827	(5,511,928)	19,448,899
Ibbotson Growth	471,988,083	26,608,181	(4,797,592)	21,810,589

12. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

13. EVALUATION OF SUBSEQUENT EVENTS

Management has determined that there are no material events that would require additional disclosure in the Fund’s financial statements.

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ filings on Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800)  SEC-0330.

ADVISORY CONTRACT RENEWALS AND APPROVAL

Funds Having Investment Advisory and/or Subadvisory Agreements Renewed During the Period Covered by this Report:

SC Ibbotson Moderate Fund

SC Ibbotson Balanced Fund

SC Ibbotson Growth Fund

SC Invesco Small Cap Growth Fund

SC AllianceBernstein International Fund

SC Columbia Small Cap Value Fund

SC PIMCO Total Return Fund

SC BlackRock Inflation Protected Bond Fund

Factors Considered by the Board of Trustees (the “Board”) in Approving the Continuation of each Investment Advisory or Subadvisory Agreement.

The Board approved the continuation of each above-referenced Fund’s current investment advisory agreement and sub-advisory agreement except for the subadvisory agreement relating to SC Columbia Small Cap Value Fund (collectively, the “investment advisory agreements”) through December 31, 2010 at an in-person meeting held in May 2010. The Board approved a new subadvisory agreement for SC Columbia Small Cap Value Fund in February 2010, which approval is discussed separately below. In terms of the process that the Board followed prior to approving the continuation of each investment advisory agreement, Variable Contract Owners1 should know that:

•

At present, all but one of the Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC (“Sun Capital”), which serves as investment adviser to each of the Funds, and each subadviser (“Independent Trustees”).

•

In connection with the Board’s review of these agreements, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

•

The Board engaged in a thorough review of each Fund’s investment advisory agreements. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and each subadviser prior to reaching these decisions. In some cases, this included information furnished by Sun Capital in connection with the Board’s 2009 contract review.

[1]

Shares of the Funds are owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies ("Variable Contract Owners") issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

In determining to approve the continuation of each investment advisory agreement, the Board considered all factors that it believed relevant to the interests of Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory and subadvisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board considered that Sun Capital currently does not manage any institutional accounts in a manner similar to a Fund. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. The Board noted that the investment subadvisory fees paid to each subadviser are paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory and subadvisory fees charged to the SC Invesco Small Cap Growth Fund and the subadvisory fees charged to SC AllianceBernstein International Value Fund and SC BlackRock Inflation Protected Bond Fund contain breakpoints. In addition, the Board considered Sun Capital’s commitment to consider initial and/or additional breakpoints for each Fund to the extent the Fund’s assets under management increase to more substantial, scaleable levels in the future. The Board concluded that, to the extent economies of scale exist in the management of a Fund at its current asset level, the Fund’s fee schedule represents an appropriate sharing of such economies of scale between the Fund and the investment advisers.

•

Profitability; Other benefits to Sun Capital. The costs of the services to be provided, and profits realized, by Sun Capital and its affiliates from their relationship with each Fund. In this regard, the Board observed that Sun Capital reported in connection with the 2009 contract review that it was operating several Funds at a net loss (suggesting that Sun Capital had assumed considerable economic risk in contracting with the Funds), and had committed to extend previously existing total operating expense caps applicable to each Fund through at least April 30, 2011. In analyzing Sun Capital’s costs and profits and its affiliates’ costs, the Board also reviewed the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from the relationships with the Funds, including the roles of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to each Fund.

•

Investment performance. The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds.

•

Nature, scope and quality of the services. The nature, scope and quality of the services that Sun Capital and each subadviser provide to the Funds. In this regard, the Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by Sun Capital and the applicable subadviser have benefited and should continue to benefit each Fund and its Variable Contract Owners.

OTHER INFORMATION (Unaudited) (Continued)

•

Brokerage practices. The practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser.

•

Compliance. Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers. The Board also considered the Sun Life organization’s commitment of resources to its U.S. business more generally.

The Board also considered that the term of the continuation of each agreement was limited to the extension of each agreement from September 30, 2010 through December 31, 2010. In this regard, the Board noted that it would be conducting a complete review of each Fund later in 2010 in connection with its regular 2010 contract review process.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreements, and concluded that the continuation of such agreements was in the best interest of the Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

Fund Having a Subadvisory Agreement Approved During the Period Covered by this Report:

SC Columbia Small Cap Value Fund

Factors Considered by the Board in Initially Approving the SC Columbia Small Cap Fund’s Subadvisory Agreement.

The Board approved a new subadvisory agreement for the SC Columbia Small Cap Value Fund (the “Fund”) with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (“Columbia”) at an in-person meeting held in February 2010. In terms of the process that the Board followed prior to approving the subadvisory agreement, Variable Contract Owners should know that:

•	At present, all but one of the Trustees, including the Board’s chairman, are Independent Trustees.

•

The Board engaged in a thorough review of the Fund’s subadvisory agreement. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and Columbia, and met with and was advised by its independent legal counsel prior to reaching this decision. In addition, the Board considered information furnished by Sun Capital in connection with the Board’s 2009 contract review.

In determining to approve the Fund’s subadvisory agreement, the Board considered all factors that it believed relevant to the interests of Variable Contract Owners, including but not limited to:

•

Nature, quality and extent of services. The Trustees considered, among other things, Columbia’s personnel (including in particular those personnel with responsibilities for providing services to the Fund), resources, policies, and investment processes and style. In this connection they discussed certain differences in the investment approach and style between the Fund’s prior subadviser, Dreman Value Management, L.L.C. (“Dreman”) and Columbia, as well as changes to fund policies that would be appropriate in order to more closely align these with Columbia’s small cap value management approach. In addition to meeting with representatives of Columbia, the Trustees also considered, among other things, Columbia’s commitment to

OTHER INFORMATION (Unaudited) (Continued)

reserve a significant amount of its overall expected small cap value style investment capacity to the Fund to accommodate potential future growth in Fund assets, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by Columbia, and Sun Capital’s recommendation that the subadvisory agreement be approved. The Trustees considered that the types of services to be provided by Columbia should benefit the Fund and the Variable Contract Owners invested in the Fund.

•

Sale to Ameriprise. The Trustees also considered the fact that the mutual fund management business which then comprised Columbia was to be sold by its indirect parent company, Bank of America Corporation, to Ameriprise Financial, Inc. (“Ameriprise”) by means of a merger into Riversource Investments LLC, an investment advisory subsidiary of Ameriprise, effective on or about May 1, 2010. In this connection they considered information supplied by management concerning Ameriprise, including financial data, its executive management team, its investment research, compliance and other capabilities, its plans for the Columbia business and arrangements made to retain key Columbia personnel, including assurances regarding the retention of the key investment professionals to be responsible for managing the Fund.

•

Fees and expenses. The proposed investment subadvisory fee schedule for the Fund, including: (i) comparative information provided by Lipper regarding investment advisory and subadvisory fee rates paid to other advisers by similar funds; and (ii) fee rates to be paid to the subadviser for its services to the Fund relative to those paid by similar funds and institutional accounts advised by the subadviser. The Trustees noted that although the subadvisory fees to be paid to Columbia would be higher at some asset levels than those payable to Dreman, they also noted that all of Columbia’s compensation would be paid not by the Fund but by Sun Capital out of its investment advisory fee, which fee would not be increased. The Trustees concluded that the proposed subadvisory fee schedule represented reasonable compensation in light of the nature, extent, and quality of the investment services expected to be provided to the Fund.

•

Economies of scale. The Trustees observed that the Fund’s investment advisory and proposed subadvisory fee schedules contain breakpoints and, accordingly, reflect the potential to share economies of scale. The Trustees concluded that the Fund’s fee schedules represent an appropriate sharing among the Fund, Sun Capital and Columbia of such economies of scale as may exist in the management of the Fund at current asset levels.

•

Profitability; Other benefits to Sun Capital. The Trustees noted that they had considered Sun Capital’s profitability from managing the Fund in connection with the Trust’s 2009 annual contract review. The Trustees did not consider the profitability of Columbia to be a material factor. The Trustees noted that Sun Capital would pay Columbia’s fee out of its management fee, and further noted that the subadvisory arrangements for the Fund were the product of an arm’s length negotiation between Sun Capital and Columbia.

•

Performance and management style. The Trustees considered Columbia’s performance record managing similar funds, including comparative information provided by Lipper. The Trustees also considered Columbia’s historic tracking error levels for its small capitalization value strategy relative to its benchmark and compared to the tracking error of other similar funds. They also considered a variety of other metrics regarding the portfolio holdings, risk and return characteristics of portfolios managed by Columbia in the small cap value strategy.

•

Brokerage practices. The Trustees considered Columbia’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the brokers’ and dealers’ provision of brokerage and research services to Columbia.

•

Compliance. The Trustees considered Columbia’s commitment to and record of compliance, including favorable observations by the Trust’s Chief Compliance Officer concerning Columbia’s compliance program,

OTHER INFORMATION (Unaudited) (Continued)

both as it then existed and as it was expected to operate under Ameriprise’s ownership. The Trustees also considered Sun Capital’s continued commitment of attention and resources to subadviser oversight and other compliance functions relevant to the Fund’s operations.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the Fund’s subadvisory agreement, and concluded that the approval of the subadvisory agreement was in the best interest of the Fund and Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighted these factors differently in reaching their individual decisions to approve the subadvisory agreement.

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Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

John T. Donnelly, President, Chief Executive Officer and Trustee

Lena Metelitsa, Chief Financial Officer and Treasurer

Maura A. Murphy, Secretary and Chief Legal Officer

Andrew S. Harris, Chief Compliance Officer

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Dechert LLP

200 Clarendon Street

Boston, MA 02116

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable to semi-annual report.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President
(Chief Executive Officer)

Date: August 27, 2010

By (Signature and Title)*	/s/ LENA METELITSA
Lena Metelitsa, Treasurer
(Chief Financial Officer)

Date: August 27, 2010

*	Print name and title of each signing officer under his or her signature.